UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Income Plus Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Income Plus Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Plus Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Plus Fund	3

Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Income Plus Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

This page is intentionally left blank.

6	Wells Fargo Advantage Income Plus Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STYAX)	7-13-98	2.34	6.57	6.14	7.19	7.55	6.64	0.89	0.89
Class B (STYBX)*	7-13-98	1.45	6.45	6.07	6.45	6.76	6.07	1.64	1.64
Class C (WFIPX)	7-13-98	5.40	6.75	5.83	6.40	6.75	5.83	1.64	1.64
Administrator Class (WIPDX)	7-30-10	–	–	–	7.37	7.65	6.61	0.83	0.74
Institutional Class (WIPIX)	7-18-08	–	–	–	7.62	7.83	6.77	0.56	0.56
Investor Class (WIPNX)	7-18-08	–	–	–	7.25	7.53	6.63	0.92	0.92
Barclays U.S. Universal Bond Index[4]	–	–	–	–	6.44	6.76	5.86	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Income Plus Fund	7

Growth of $10,000 investment[5] as of August 31, 2012

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to include the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Class A shares and has been adjusted to include the higher expenses applicable to the Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 0.72% for Administrator Class, 0.58% for Institutional Class and 0.90% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

5.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher quality bonds as bonds rated BBB or higher and lower quality bonds as bonds rated below BBB.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Income Plus Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 7.19% for the 12-month period that ended August 31, 2012, outperforming the Fund’s benchmark, the Barclays U.S. Universal Bond Index, which returned 6.44%. The Fund’s Class A shares excluding sales charges outperformed its benchmark due to its positions in higher-risk assets, notably its below-investment-grade, high-yield debt securities.

■

Essentially all higher-risk assets generated strong excess returns for the period. Notable contributors to the Fund’s performance included corporate holdings in the BBB-rated[6] and high-yield credit tiers. Detractors included an underweight position to the government-related sectors.

■

We gradually reduced the Fund’s high-yield exposure throughout the period by selling into increasing prices and taking advantage of the exceptional outperformance of the sector. We reduced the high-yield exposure from 15% to our current 10% allocation.

The U.S. economy experienced another slowdown.

In an eerie and unfortunate reprise of the pattern of last year, the U.S. economy lost vigor in the spring and summer months of 2012, failing to build on the momentum established in late 2011 and into the first quarter of 2012. The clearest evidence of deceleration could be seen in labor market statistics. After having generated a net increase of approximately 225,000 jobs per month in the first quarter of 2012, only 87,000 per month were added in the April through August 2012 period. The unemployment rate, which had fallen by a cumulative 0.3% in the first quarter of 2012, declined by only 0.1% in the five months since and would have actually risen but for a decline in the labor force participation rate. Other measures of labor market utilization showed virtual stagnation.

Economic deceleration had several causes.

Some of this period’s deceleration can be blamed on Mother Nature. Unusually mild weather in much of the country during the first quarter of 2012 pulled forward demand for goods and services and accelerated construction schedules. Higher demand led to stronger hiring and an encouraging drop in the unemployment rate. The improvement, however, does not appear to have reflected a faster overall growth trend. Rather, having largely sated their desires in the first quarter, U.S. consumers then took a breather. Businesses ultimately slowed their hiring, indicating that the surge in demand was temporary.

Perhaps as significant as the weather-related demand shift, the U.S. economy faced a severe headwind from Europe in the second quarter of 2012. The sovereign debt crisis within the eurozone and the various austerity measures implemented to combat it resulted in a painful slowdown in which the aggregate eurozone unemployment rate climbed to 11.3%—the highest level experienced since the currency union was formed more than a decade ago.

A third factor may have weighed on U.S. economic activity in the second quarter of 2012: the unchecked approach of the major tax increases and scheduled spending sequestrations that together have been dubbed the fiscal cliff. The cumulative drag of substantial across-the-board increases in tax rates for ordinary and capital income, the expiration of the payroll tax “holiday,” and the spending reductions written into current law could reduce gross domestic product by as much as 5% in the absence of mitigating legislation. For an economy struggling to maintain even a 2% rate of growth, such an undertow could be devastating.

Ten largest long-term holdings[7] (%) as of August 31, 2012
U.S. Treasury Note, 0.50%, 8-15-14	5.14
U.S. Treasury Bond, 0.38%, 3-15-15	3.32
FNMA, 4.00%, 9-1-42	3.31
FNMA, 4.50%, 9-1-42	3.12
FHLMC, 3.50%, 9-1-42	2.96
U.S. Treasury Note, 1.25%, 4-15-14	2.85
U.S. Treasury Note, 3.63%, 2-15-21	2.70
U.S. Treasury Note, 2.25%, 7-31-18	2.59
U.S. Treasury Bond, 6.38%, 8-15-27	2.48
U.S. Treasury Bond, 6.25%, 8-15-23	2.23

The Fed stood alone.

With fiscal policy in gridlock, monetary policy remained the only available tool to combat economic weakness. The Federal Open Market Committee (FOMC) acknowledged as much at the conclusion of its June 20, 2012 meeting, issuing a statement that promised more intervention in the Treasury market in an attempt to further ease financial conditions. In a continuation of the program first launched last year, the central bank pledged to sell some of its current holdings of Treasuries with relatively short remaining terms and to redeploy the proceeds into intermediate- and longer-maturity Treasuries. As the FOMC statement explained, the objective of this effort is to “put downward pressure on longer-term interest rates and help to make broader financial conditions more accommodative.”

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Income Plus Fund	9

The decision to ease policy further was driven by a downgrade in the Federal Reserve’s (Fed) expectations for intermediate-term growth and employment. A moderate core inflation rate, falling commodity prices, and stable inflation expectations have allowed the Fed to pursue a highly accommodative posture for more than three years. The monetary authorities continued to forecast that policy will remain highly accommodative for many quarters to come.

The yield curve flattened and spreads generally narrowed.

In accord with the Fed’s explicit objective, interest rates fell to new generational lows over the past 12 months, with the biggest drop occurring in the yields of long-maturity bonds. The 30-year Treasury offered a yield of 2.68% as of August 31, 2012—sharply below the 3.59% yield available 12 months ago. The yields on intermediate-maturity bonds also declined, though by roughly half as much. Short-term rates—close to zero since December 2008—were little changed.

Corporate bond yield spreads versus Treasuries contracted significantly during the period, generating relative performance that was substantially superior to government bonds. The Fund maintained a large commitment to the corporate bond sector throughout the past 12 months. Securitized assets—mortgage-backed securities and asset-backed securities—generated incremental returns for the Fund as spreads in these sectors also narrowed. Defensive holdings of cash equivalents detracted modestly from performance as the yield on overnight investments remained extremely low.

Portfolio allocation[8] as of August 31, 2012

The Fund is positioned for highly accommodative monetary policy and tepid growth

Having underperformed expectations for the past five months, we believe the U.S. economy will face significant obstacles during the remainder of 2012 that make substantial acceleration unlikely. We believe Europe will continue to be a drag on global growth and a drain on the profitability of U.S.-based multinationals. In addition, we believe that election-year political paralysis will make it difficult to avoid significant cuts to federal spending associated with the fiscal cliff. These factors, and the still-lingering pain of the burst credit bubble, are likely to inspire an increasing degree of caution among both businesses and consumers. For all the above-listed reasons, tepid growth remains our base-case scenario. We believe the economy may struggle to achieve even 2% growth unless Europe unexpectedly improves or the political logjam is creatively broken before the November elections. A drop in commodity prices, especially gasoline, could brighten the outlook.

Corporate bonds in both the investment-grade credit tiers and high yield credit tiers were the standout performers in the core bond space during the 12-month period. Despite intermittent spikes in volatility, the lower-rated credit tiers often rebounded from temporary price corrections and routinely outperformed the higher-rated credit tiers. Higher levels of income and periods of tightening spreads in corporate bonds and structured products, most notably CMBS, combined to generate compelling total returns for the fund. Going forward we are somewhat cautious about some of the lower-rated corporate debt sectors as well as lower-rated structured product sectors as spreads have compressed significantly in recent months. Nonetheless, we believe that several opportunities for value still exist in specifically selected securities.

We anticipate maintaining the Fund’s current emphasis on corporate and securitized bonds and below-investment-grade securities going forward, which should continue to be sources of incremental income in a low-interest-rate environment, in our opinion. We believe that highly accommodative monetary policy should prove supportive of financial assets in general, but, we intend to continue monitoring the evolving risk to reward relationships given the low-yield environment in Treasuries and the elevated volatility in the spread sectors. In our view, the Fund is well positioned to provide competitive returns and to tactically add value from the structured product and corporate credit sectors in the quarters ahead.

Please see footnotes on page 7.

10	Wells Fargo Advantage Income Plus Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,033.90	$4.45	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42	0.87%
Class B
Actual	$1,000.00	$1,029.90	$8.21	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.16	1.61%
Class C
Actual	$1,000.00	$1,029.24	$8.26	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.21	1.62%
Administrator Class
Actual	$1,000.00	$1,033.93	$3.68	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66	0.72%
Institutional Class
Actual	$1,000.00	$1,035.52	$2.87	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.85	0.56%
Investor Class
Actual	$1,000.00	$1,033.76	$4.60	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Income Plus Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 29.84%
FHLMC ±	2.22%	1-1-36	$101,522	$107,509
FHLMC	3.50	12-15-20	1,042,973	1,106,614
FHLMC %%	3.50	9-1-42	20,575,000	21,774,136
FHLMC %%	4.00	9-1-42	6,310,000	6,748,742
FHLMC	5.00	6-1-36	1,765,776	1,920,796
FHLMC	5.00	8-1-40	1,250,184	1,367,111
FHLMC	5.50	11-1-23	366,376	400,732
FHLMC	5.50	8-1-38	533,260	582,694
FHLMC	5.50	12-1-38	7,374,143	8,057,738
FHLMC	5.50	6-1-40	2,845,203	3,115,182
FHLMC	7.50	5-1-38	36,378	45,175
FHLMC	8.00	2-1-30	852	1,001
FHLMC Series 2012-K17 Class B ±144A	4.50	12-25-44	1,500,000	1,527,195
FHLMC Series 2012-K705 Class B ±144A	4.31	9-25-44	579,000	597,762
FHLMC Series 2012-K707 Class B ±144A	4.02	1-25-47	4,190,000	4,253,780
FHLMC Series M009 Class A ±(i)	5.40	10-15-21	803,383	817,538
FHLMC Series T-42 Class A5	7.50	2-25-42	2,985,309	3,621,092
FHLMC Series T-57 Class 2A1 ±	3.40	7-25-43	95,553	99,415
FHLMC Series T-59 Class 2A1 ±	2.89	10-25-43	85,204	87,959
FNMA ±	2.40	1-1-36	307,853	329,941
FNMA ±	2.48	9-1-36	91,794	97,227
FNMA ±	2.60	8-1-36	141,245	151,203
FNMA %%	3.00	9-1-27	2,510,000	2,647,658
FNMA %%	3.00	9-1-42	3,950,000	4,099,359
FNMA	3.27	7-1-22	1,342,568	1,465,189
FNMA	3.50	2-1-26	3,075,928	3,272,805
FNMA %%	3.50	9-1-27	2,875,000	3,056,484
FNMA	3.95	9-1-21	450,612	513,326
FNMA	4.00	9-1-24	339,394	363,402
FNMA %%	4.00	9-1-27	2,600,000	2,782,000
FNMA %%	4.00	9-1-42	22,675,000	24,311,852
FNMA	4.26	4-1-21	2,950,226	3,407,614
FNMA	4.39	1-1-20	1,593,040	1,834,791
FNMA	4.46	5-1-20	1,915,853	2,217,641
FNMA %%	4.50	9-1-27	3,960,000	4,273,088
FNMA %%	4.50	9-1-42	21,225,000	22,969,430
FNMA	5.00	1-1-24	752,686	817,798
FNMA	5.00	2-1-36	174,936	191,920
FNMA	5.00	6-1-40	4,543,676	4,985,723
FNMA	5.00	8-1-40	12,173,389	13,433,319
FNMA	5.50	8-1-34	553,525	611,528
FNMA	5.50	2-1-35	172,206	190,251
FNMA	5.50	8-1-38	2,106,839	2,339,462
FNMA	5.50	8-1-38	2,812,110	3,118,914
FNMA	6.00	10-1-37	3,780,681	4,176,261
FNMA	6.00	11-1-37	323,739	357,613
FNMA	6.00	8-1-38	434,923	479,478
FNMA %%	6.00	9-1-42	5,880,000	6,479,943
FNMA	6.50	7-1-36	148,279	168,751
FNMA	6.50	7-1-36	69,271	78,750

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.50%	11-1-36	$46,128	$52,386
FNMA	6.50	7-1-37	4,696,464	5,338,404
FNMA	7.00	3-1-24	2,331,685	2,476,005
FNMA	7.00	7-1-36	49,126	56,731
FNMA	7.00	11-1-37	92,449	104,389
FNMA	7.50	5-1-38	12,329	13,685
FNMA	7.87	7-1-26	2,659,088	2,885,305
FNMA Grantor Trust Series 2002-T12 Class A3	7.50	5-25-42	11,833	14,124
FNMA Series 2003-W14 Class 2A ±	2.26	6-25-35	239,188	257,364
FNMA Series 2003-W14 Class 2A ±	3.49	1-25-43	132,056	143,687
FNMA Series 2004-7 Class AE	5.00	12-25-30	73,487	73,546
FNMA Whole Loan Series 2003-W8 Class 4A ±	3.12	11-25-42	258,232	274,620
FNMA Whole Loan Series 2004-W11 Class 1A3	7.00	5-25-44	2,829,838	3,219,314
FNMA Whole Loan Series 2004-W15 Class 1A3	7.00	8-25-44	2,138,101	2,496,380
GNMA %%	4.00	9-1-42	6,860,000	7,528,850
GNMA %%	4.50	9-1-42	10,425,000	11,534,285
GNMA	5.00	7-20-40	3,336,855	3,722,435
GNMA	7.50	12-15-29	1,294	1,581
GNMA Series 2005-90 Class A	3.76	9-16-28	1,328,181	1,353,832
GNMA Series 2007-12 Class A	3.96	6-16-31	742,926	750,240
GNMA Series 2008-22 Class XM ±(c)	0.82	2-16-50	11,574,464	412,757
GNMA Series 2008-86 Class D	5.46	6-16-40	4,365,000	5,233,439

Total Agency Securities (Cost $212,836,136)				219,398,251

Asset-Backed Securities: 1.28%
Citibank Credit Card Issuance Trust Series 2005-C1 Class C1	5.50	3-24-17	285,000	314,736
Countrywide Asset Backed Certificates Series 2004-S1 Class A3	4.62	2-25-35	623,829	594,253
CVS Pass-Through Trust First Lien	6.04	12-10-28	2,329,334	2,657,653
Discover Card Master Trust Series 2008-A4 Class A4	5.65	12-15-15	2,345,000	2,441,452
Nissan Auto Receivables Owner Trust Series 2011-B Class A2	0.74	9-15-14	3,380,494	3,386,646

Total Asset-Backed Securities (Cost $8,896,895)				9,394,740

Corporate Bonds and Notes: 23.83%

Consumer Discretionary: 5.42%

Auto Components: 0.44%
Delphi Corporation	6.13	5-15-21	2,000,000	2,200,000
Lear Corporation	8.13	3-15-20	931,000	1,047,375

				3,247,375

Automobiles: 0.34%
Ford Motor Company	7.45	7-16-31	2,000,000	2,470,000

Diversified Consumer Services: 0.29%
Service Corporation International	8.00	11-15-21	1,800,000	2,169,000

Hotels, Restaurants & Leisure: 0.76%
Agua Caliente Band of Cahuilla Indians 144A(i)	6.44	10-1-16	682,000	621,991
Darden Restaurants Incorporated	6.80	10-15-37	2,490,000	3,022,457
Seminole Indian Tribe of Florida 144A	7.75	10-1-17	1,750,000	1,925,000

				5,569,448

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Income Plus Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Internet & Catalog Retail: 0.44%
Expedia Incorporated	5.95%	8-15-20	$2,985,000	$3,270,623

Media: 1.92%
CBS Corporation	7.88	7-30-30	2,210,000	3,001,715
CCO Holdings LLC	8.13	4-30-20	2,000,000	2,250,000
DISH DBS Corporation	7.88	9-1-19	2,000,000	2,297,500
National CineMedia LLC 144A	6.00	4-15-22	1,800,000	1,872,000
News America Incorporated	7.85	3-1-39	2,765,000	3,779,274
Vivendi SA 144A	6.63	4-4-18	800,000	906,889

				14,107,378

Multiline Retail: 0.30%
Macy’s Retail Holdings Incorporated	6.65	7-15-24	1,750,000	2,172,569

Specialty Retail: 0.93%
Best Buy Company Incorporated	7.00	7-15-13	2,273,000	2,334,348
Limited Brands Incorporated	6.63	4-1-21	2,000,000	2,240,000
Sally Beauty Holdings Incorporated	6.88	11-15-19	2,000,000	2,235,000

				6,809,348

Consumer Staples: 1.43%

Food Products: 0.74%
H.J. Heinz Finance Company 144A	7.13	8-1-39	2,350,000	3,303,839
TreeHouse Foods Incorporated	7.75	3-1-18	2,000,000	2,180,000

				5,483,839

Tobacco: 0.69%
Altria Group Incorporated	4.25	8-9-42	3,605,000	3,523,628
Lorillard Incorporated	8.13	6-23-19	1,185,000	1,521,920

				5,045,548

Energy: 2.38%

Energy Equipment & Services: 0.26%
SESI LLC	7.13	12-15-21	1,710,000	1,902,375

Oil, Gas & Consumable Fuels: 2.12%
Consol Energy Incorporated	8.25	4-1-20	2,000,000	2,155,000
Energy Transfer Equity LP	7.50	10-15-20	1,750,000	2,012,500
Energy Transfer Partners LP	6.50	2-1-42	3,000,000	3,409,665
Enterprise Products Operating LLC	4.45	2-15-43	2,195,000	2,163,941
Newfield Exploration Company	6.88	2-1-20	1,750,000	1,911,875
Tesoro Corporation	9.75	6-1-19	2,000,000	2,305,000
Texas Eastern Transmission LP	7.00	7-15-32	1,250,000	1,676,110

				15,634,091

Financials: 7.81%

Capital Markets: 0.38%
Alterra Finance LLC	6.25	9-30-20	2,610,000	2,796,918

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Commercial Banks: 1.86%
Australia and New Zealand Banking Group Limited 144A	2.40%	11-23-16	$3,320,000	$3,464,506
Banco Santander Brasil SA 144A	4.63	2-13-17	2,110,000	2,146,925
Fifth Third Bancorp	6.25	5-1-13	2,245,000	2,325,661
Key Bank NA	4.95	9-15-15	2,180,000	2,351,649
PNC Financial Services Group Incorporated ±	8.25	12-31-49	1,415,000	1,453,105
Regions Bank	7.50	5-15-18	1,650,000	1,922,250

				13,664,096

Consumer Finance: 0.38%
SLM Corporation	8.00	3-25-20	2,485,000	2,814,263

Diversified Financial Services: 2.85%
Bank of America Corporation	6.50	8-1-16	2,795,000	3,187,723
Bank of America Corporation	7.63	6-1-19	3,010,000	3,677,717
CIT Group Incorporated	5.38	5-15-20	2,000,000	2,082,500
Citigroup Incorporated	5.88	1-30-42	1,890,000	2,222,918
Discover Financial Services 144A	5.20	4-27-22	2,380,000	2,531,435
International Lease Finance Corporation	8.25	12-15-20	2,000,000	2,343,578
JPMorgan Chase & Company Series 1 ±	7.90	12-31-49	1,750,000	1,957,620
Moody’s Corporation	5.50	9-1-20	2,630,000	2,930,296

				20,933,787

Insurance: 2.34%
Hartford Financial Services Group	5.13	4-15-22	2,000,000	2,150,988
Liberty Mutual Group 144A	6.70	8-15-16	2,220,000	2,515,833
National Life Insurance Company of Vermont 144A	10.50	9-15-39	1,600,000	2,151,014
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-17	2,100,000	2,311,033
Protective Life Corporation	8.45	10-15-39	2,500,000	3,133,938
Prudential Financial Incorporated ±	8.88	6-15-38	2,000,000	2,440,000
Torchmark Corporation	9.25	6-15-19	1,945,000	2,478,749

				17,181,555

Health Care: 0.75%

Health Care Providers & Services: 0.75%
Fresenius Medical Care Holdings Incorporated	6.88	7-15-17	1,500,000	1,710,000
HCA Incorporated	6.50	2-15-20	1,750,000	1,922,813
Lifepoint Hospitals Incorporated	6.63	10-1-20	1,750,000	1,874,688

				5,507,501

Industrials: 2.89%

Aerospace & Defense: 0.27%
Spirit AeroSystems Incorporated	6.75	12-15-20	1,800,000	1,957,500

Building Products: 0.21%
Masco Corporation	5.95	3-15-22	1,450,000	1,566,703

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Income Plus Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.37%
Clean Harbors Incorporated 144A	5.25%	8-1-20	$900,000	$923,625
Penske Truck Leasing Company LP 144A	3.13	5-11-15	1,755,000	1,783,549

				2,707,174

Industrial Conglomerates: 0.38%
General Electric Capital Corporation ±	6.38	11-15-67	2,670,000	2,813,513

Machinery: 0.88%
Briggs & Stratton Corporation	6.88	12-15-20	1,750,000	1,898,750
Case New Holland Incorporated	7.88	12-1-17	2,000,000	2,350,000
SPX Corporation	6.88	9-1-17	2,000,000	2,220,000

				6,468,750

Professional Services: 0.78%
FTI Consulting Incorporated	6.75	10-1-20	2,000,000	2,135,000
Verisk Analytics Incorporated	5.80	5-1-21	3,220,000	3,626,928

				5,761,928

Information Technology: 0.64%

Electronic Equipment, Instruments & Components: 0.36%
Corning Incorporated	7.25	8-15-36	2,092,000	2,669,574

Internet Software & Services: 0.28%
Tencent Holdings Limited 144A	4.63	12-12-16	1,935,000	2,047,000

Materials: 0.89%

Containers & Packaging: 0.41%
Ball Corporation	5.00	3-15-22	1,800,000	1,890,000
Reynolds Group Holdings	7.88	8-15-19	1,000,000	1,112,500

				3,002,500

Paper & Forest Products: 0.48%
International Paper Company	7.30	11-15-39	2,665,000	3,543,245

Telecommunication Services: 0.65%

Diversified Telecommunication Services: 0.36%
Frontier Communications Corporation «	8.25	4-15-17	750,000	836,250
Windstream Corporation	7.75	10-15-20	1,750,000	1,837,500

				2,673,750

Wireless Telecommunication Services: 0.29%
American Tower Corporation	7.00	10-15-17	1,765,000	2,098,560

Utilities: 0.97%

Electric Utilities: 0.31%
Dolphin Subsidiary II Incorporated 144A	7.25	10-15-21	2,000,000	2,280,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Independent Power Producers & Energy Traders: 0.66%
Calpine Corporation 144A	7.50%	2-15-21	$1,350,000	$1,498,500
FPL Energy Caithness Funding 144A(i)	7.65	12-31-18	1,734,448	1,751,525
NRG Energy Incorporated	7.63	1-15-18	1,500,000	1,605,000

				4,855,025

Total Corporate Bonds and Notes (Cost $162,441,781)				175,224,936

Municipal Obligations: 0.91%

California: 0.45%
San Jose CA Series B (Airport Revenue, AGM LOC)	6.60	3-1-41	3,000,000	3,292,080

Illinois: 0.43%
Illinois (GO)	4.51	3-1-15	3,000,000	3,172,260

Other: 0.03%
Seneca Nation Indians Capital Improvements Authority Series 07 B (Miscellaneous Revenue) 144A(i)	6.75	12-1-13	250,000	249,515

Total Municipal Obligations (Cost $6,167,133)				6,713,855

Non-Agency Mortgage Backed Securities: 3.53%
Bank of America Commercial Mortgage Incorporated Series 2004-3 Class A5 ±	5.74	6-10-39	1,521,640	1,626,374
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 7 Class A3 ±	5.12	2-11-41	1,860,000	2,028,873
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10-15-37	1,005,127	1,005,890
Commercial Mortgage Trust Pass-Through Certificates Series 2005-C6 Class A5A ±	5.12	6-10-44	1,715,000	1,907,300
Credit Suisse First Boston Mortgage Securities Corporation Series 1998-C2 Class AX ±(c)	0.59	11-15-30	544,881	3,252
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2	7.88	7-25-27	96,184	94,310
GE Capital Commercial Mortgage Corporation Series 2004-C2 Class A4	4.89	3-10-40	3,000,000	3,156,291
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-45	2,695,000	2,986,866
Lehman Brothers UBS Commercial Mortgage Trust Series 2003-C8 Class A3	4.83	11-15-27	1,915,463	1,935,424
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-31	3,545,000	3,965,203
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X ±144A(c)(i)	0.82	5-28-40	1,269,109	10,584
Morgan Stanley Capital I Series 2004-HQ4 Class A7	4.97	4-14-40	2,205,000	2,337,051
Morgan Stanley Capital I Series 2004-RR2 Class X ±144A(c)(i)	0.68	10-28-33	1,120,216	7,617
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-47	2,570,000	2,830,752
Morgan Stanley Capital I Series 2006-HQ10 Class AM	5.36	11-12-41	575,000	618,666
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY7 Class 3A2 ±	5.00	7-25-37	1,791,441	1,427,848

Total Non-Agency Mortgage Backed Securities (Cost $25,758,620)				25,942,301

U.S. Treasury Securities: 34.53%
U.S. Treasury Bond	3.00	5-15-42	7,045,000	7,540,348
U.S. Treasury Bond	4.25	11-15-40	10,785,000	14,404,716

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Income Plus Fund	17

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond ##	4.38%	5-15-40	$4,115,000	$5,597,684
U.S. Treasury Bond	4.50	2-15-36	4,415,000	6,036,135
U.S. Treasury Bond	6.25	8-15-23	11,190,000	16,382,854
U.S. Treasury Bond	6.38	8-15-27	11,690,000	18,208,999
U.S. Treasury Note	0.25	1-31-14	12,880,000	12,887,045
U.S. Treasury Note	0.38	3-15-15	24,345,000	24,413,458
U.S. Treasury Note	0.50	8-15-14	37,625,000	37,820,462
U.S. Treasury Note	0.50	7-31-17	13,545,000	13,491,037
U.S. Treasury Note ##	0.63	12-31-12	5,010,000	5,017,826
U.S. Treasury Note	0.63	5-31-17	14,850,000	14,901,054
U.S. Treasury Note	1.25	4-15-14	20,590,000	20,928,603
U.S. Treasury Note	1.38	2-28-19	2,160,000	2,224,800
U.S. Treasury Note	1.63	8-15-22	12,975,000	13,060,142
U.S. Treasury Note	2.25	7-31-18	17,585,000	19,074,238
U.S. Treasury Note ##	2.75	11-30-16	1,885,000	2,064,663
U.S. Treasury Note	3.63	2-15-21	16,665,000	19,820,934

Total U.S. Treasury Securities (Cost $244,661,844)				253,874,998

Yankee Corporate Bonds and Notes: 8.34%

Consumer Discretionary: 0.67%

Media: 0.67%
British Sky Broadcasting Group plc 144A	9.50	11-15-18	2,170,000	2,971,333
Myriad International Holdings BV 144A	6.38	7-28-17	1,755,000	1,985,344

				4,956,677

Energy: 0.64%

Energy Equipment & Services: 0.30%
Weatherford International Limited	9.63	3-1-19	1,665,000	2,178,389

Oil, Gas & Consumable Fuels: 0.34%
Petrobras International Finance Company	6.75	1-27-41	2,000,000	2,489,930

Financials: 5.32%

Capital Markets: 0.14%
Macquarie Group Limited 144A	6.00	1-14-20	1,000,000	1,032,050

Commercial Banks: 4.51%
Banco Macro SA 144A	5.50	7-12-20	2,510,000	2,942,975
Bank Nederlandse Gemeenten 144A	2.50	1-11-16	5,420,000	5,640,052
Bank of Nova Scotia 144A	2.15	8-3-16	2,790,000	2,931,782
BBVA Bancomer SA 144A	4.50	3-10-16	2,090,000	2,194,500
Commonwealth Bank of Australia ±144A	6.02	12-31-49	1,580,000	1,567,482
Export Import Bank of Korea	5.13	6-29-20	2,600,000	2,981,610
ICICI Bank Limited 144A	4.75	11-25-16	3,000,000	3,047,583
Itau Unibanco Holdings SA 144A	5.75	1-22-21	2,335,000	2,451,750
Kommunalbanken AS 144A	2.38	1-19-16	2,330,000	2,447,432
Landwirtsch Rentenbank	2.50	2-15-16	3,150,000	3,340,575
Westpac Banking Corporation 144A	1.90	12-14-12	3,615,000	3,629,146

				33,174,887

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 0.67%
Inmarsat Finance plc 144A	7.38%	12-1-17	$1,750,000	$1,903,125
Rio Tinto Finance USA Limited	9.00	5-1-19	2,175,000	2,984,557

				4,887,682

Materials: 0.48%

Chemicals: 0.22%
LyondellBasell Industries NV	5.00	4-15-19	1,525,000	1,616,500

Metals & Mining: 0.26%
Arcelormittal «	6.13	6-1-18	1,900,000	1,886,020

Telecommunication Services: 0.78%

Diversified Telecommunication Services: 0.40%
Telefonos de Mexico SAB de CV	5.50	11-15-19	2,485,000	2,945,331

Wireless Telecommunication Services: 0.38%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-22	2,605,000	2,819,913

Utilities: 0.45%

Electric Utilities: 0.45%
Western Power Distributions Holdings Limited 144A	7.38	12-15-28	2,750,000	3,314,127

Total Yankee Corporate Bonds and Notes (Cost $55,874,719)				61,301,506

Yankee Government Bonds: 0.39%
State of Qatar 144A	4.50	1-20-22	2,580,000	2,892,825

Total Yankee Government Bonds (Cost $2,554,544)				2,892,825

Other: 0.04%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)			1,149,142	310,268

Total Other (Cost $130,541)				310,268

	Yield
Short-Term Investments: 15.14%
U.S. Treasury Securities: 0.07%
U.S. Treasury Bill (z)#	0.07	9-27-12	500,000	499,973

			Shares

Investment Companies: 15.07%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.16		108,485,256	108,485,256
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		2,354,494	2,354,494

				110,839,750

Total Short-Term Investments (Cost $111,339,719)				111,339,723

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Income Plus Fund	19

Value

Total investments in securities (Cost $830,661,932)*	117.83%	$866,393,403
Other assets and liabilities, net	(17.83)	(131,131,359)

Total net assets	100.00%	$735,262,044

±	Variable rate investment

%%	Security issued on a when-issued basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

«	All or a portion of this security is on loan.

##	All or a portion of this security has been segregated for when-issued securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $830,925,636 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$38,256,681
Gross unrealized depreciation	(2,788,914)

Net unrealized appreciation	$35,467,767

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Plus Fund	Statement of assets and liabilities—August 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$755,553,653
In affiliated securities, at value (see cost below)	110,839,750

Total investments, at value (see cost below)	866,393,403
Principal paydown receivable	2,035
Receivable for Fund shares sold	611,439
Receivable for interest	5,257,110
Receivable for securities lending income	799
Prepaid expenses and other assets	200,031

Total assets	872,464,817

Liabilities
Payable for investments purchased	129,801,157
Payable for Fund shares redeemed	4,150,185
Payable upon receipt of securities loaned	2,485,035
Payable for daily variation margin on open futures contracts	158,320
Advisory fee payable	247,084
Distribution fees payable	30,390
Due to other related parties	112,912
Accrued expenses and other liabilities	217,690

Total liabilities	137,202,773

Total net assets	$735,262,044

NET ASSETS CONSIST OF
Paid-in capital	$726,357,578
Undistributed net investment income	474,817
Accumulated net realized losses on investments	(26,924,294)
Net unrealized gains on investments	35,353,943

Total net assets	$735,262,044

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$172,576,673
Shares outstanding – Class A	13,729,989
Net asset value per share – Class A	$12.57
Maximum offering price per share – Class A2	$13.16
Net assets – Class B	$2,822,575
Shares outstanding – Class B	224,203
Net asset value per share – Class B	$12.59
Net assets – Class C	$41,258,588
Shares outstanding – Class C	3,284,532
Net asset value per share – Class C	$12.56
Net assets – Administrator Class	$162,066,644
Shares outstanding – Administrator Class	12,913,751
Net asset value per share – Administrator Class	$12.55
Net assets – Institutional Class	$161,191,346
Shares outstanding – Institutional Class	12,826,417
Net asset value per share – Institutional Class	$12.57
Net assets – Investor Class	$195,346,218
Shares outstanding – Investor Class	15,543,162
Net asset value per share – Investor Class	$12.57

Investments in unaffiliated securities, at cost	$719,822,182

Investments in affiliated securities, at cost	$110,839,750

Total investments, at cost	$830,661,932

Securities on loan, at value	$2,428,693

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2012	Wells Fargo Advantage Income Plus Fund	21

Investment income
Interest*	$23,135,438
Income from affiliated securities	113,031
Securities lending income, net	35,085
Dividends	3,471

Total investment income	23,287,025

Expenses
Advisory fee	2,779,468
Administration fees
Fund level	353,792
Class A	281,089
Class B	5,282
Class C	59,109
Administrator Class	132,032
Institutional Class	131,330
Investor Class	371,384
Shareholder servicing fees
Class A	439,201
Class B	8,052
Class C	92,358
Administrator Class	327,978
Investor Class	470,164
Distribution fees
Class B	24,757
Class C	277,075
Custody and accounting fees	44,470
Professional fees	57,986
Registration fees	65,955
Shareholder report expenses	43,822
Trustees’ fees and expenses	12,058
Other fees and expenses	24,584

Total expenses	6,001,946
Less: Fee waivers and/or expense reimbursements	(172,664)

Net expenses	5,829,282

Net investment income	17,457,743

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	22,958,934
Futures transactions	(1,482,100)

Net realized gains on investments	21,476,834

Net change in unrealized gains (losses) on:
Unaffiliated securities	11,219,574
Futures transactions	(344,058)

Net change in unrealized gains (losses) on investments	10,875,516

Net realized and unrealized gains (losses) on investments	32,352,350

Net increase in net assets resulting from operations	$49,810,093

* Net of foreign interest withholding taxes of	$5,378

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Plus Fund	Statement of changes in net assets

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$17,457,743		$20,206,814
Net realized gains on investments		21,476,834		7,235,550
Net change in unrealized gains (losses) on investments		10,875,516		1,438,824

Net increase in net assets resulting from operations		49,810,093		28,881,188

Distributions to shareholders from
Net investment income
Class A		(4,119,145)		(7,253,660)
Class B		(52,742)		(126,499)
Class C		(589,610)		(775,337)
Administrator Class		(3,305,624)		(1,288,066)
Institutional Class		(4,375,532)		(5,565,679)
Investor Class		(4,538,380)		(6,235,854)
Net realized gains
Class A		(453,790)		(2,570,215)
Class B		(8,925)		(55,169)
Class C		(86,836)		(300,818)
Administrator Class		(312,299)		(24,938)
Institutional Class		(424,887)		(1,471,630)
Investor Class		(505,596)		(1,899,529)

Total distributions to shareholders		(18,773,366)		(27,567,394)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,547,347	43,400,540	5,063,452	59,779,883
Class B	49,297	603,960	67,095	799,510
Class C	1,295,282	15,830,029	556,323	6,596,391
Administrator Class	7,744,615	94,386,156	8,546,199	100,875,382
Institutional Class	1,549,545	19,140,527	2,029,087	24,130,906
Investor Class	2,520,899	30,913,413	1,904,015	22,594,674

		204,274,625		214,776,746

Reinvestment of distributions
Class A	292,253	3,578,472	678,417	7,991,473
Class B	4,115	50,351	11,396	134,447
Class C	38,731	474,042	57,653	679,224
Administrator Class	290,511	3,555,541	106,380	1,261,230
Institutional Class	358,521	4,386,911	542,974	6,406,206
Investor Class	369,161	4,516,064	610,699	7,203,352

		16,561,381		23,675,932

Payment for shares redeemed
Class A	(3,694,716)	(45,559,384)	(13,928,582)	(164,089,087)
Class B	(165,598)	(2,027,840)	(253,152)	(2,996,286)
Class C	(573,637)	(7,036,021)	(611,787)	(7,241,866)
Administrator Class	(2,615,613)	(31,939,635)	(1,159,186)	(13,782,662)
Institutional Class	(2,484,559)	(30,723,201)	(1,428,770)	(17,000,233)
Investor Class	(3,056,909)	(37,631,769)	(3,319,807)	(39,257,635)

		(154,917,850)		(244,367,769)

Net increase (decrease) in net assets resulting from capital share transactions		65,918,156		(5,915,091)

Total increase (decrease) in net assets		96,954,883		(4,601,297)

Net assets
Beginning of period		638,307,161		642,908,458

End of period		$735,262,044		$638,307,161

Undistributed (overdistributed) net investment income		$474,817		$(34,875)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	23

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$12.04	$12.00	$11.59	$10.82	$10.70	$10.65
Net investment income	0.30	0.37 [2]	0.09 [2]	0.37 [2]	0.42 [2]	0.48 [2]
Net realized and unrealized gains (losses) on investments	0.55	0.18	0.44	0.88	0.15	0.08

Total from investment operations	0.85	0.55	0.53	1.25	0.57	0.56
Distributions to shareholders from
Net investment income	(0.29)	(0.42)	(0.12)	(0.48)	(0.45)	(0.51)
Net realized gains	(0.03)	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.32)	(0.51)	(0.12)	(0.48)	(0.45)	(0.51)
Net asset value, end of period	$12.57	$12.04	$12.00	$11.59	$10.82	$10.70
Total return[3]	7.19%	4.76%	4.62%	11.74%	5.52%	5.37%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.88%	0.91%	1.03%	1.05%	1.35%
Net expenses	0.88%	0.88%	0.88%	0.90%	0.90%	1.00%
Net investment income	2.42%	3.17%	3.07%	3.29%	4.01%	4.50%
Supplemental data
Portfolio turnover rate	256%	215%	84%	187%	455%	245%
Net assets, end of period (000’s omitted)	$172,577	$163,499	$261,227	$130,382	$94,938	$43,481

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS B	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$12.05	$12.01	$11.61	$10.82	$10.70	$10.65
Net investment income	0.21 [2]	0.29 [2]	0.07 [2]	0.29 [2]	0.35 [2]	0.40 [2]
Net realized and unrealized gains (losses) on investments	0.56	0.17	0.43	0.89	0.14	0.08

Total from investment operations	0.77	0.46	0.50	1.18	0.49	0.48
Distributions to shareholders from
Net investment income	(0.20)	(0.33)	(0.10)	(0.39)	(0.37)	(0.43)
Net realized gains	(0.03)	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.42)	(0.10)	(0.39)	(0.37)	(0.43)
Net asset value, end of period	$12.59	$12.05	$12.01	$11.61	$10.82	$10.70
Total return[3]	6.45%	3.97%	4.31%	11.04%	4.69%	4.58%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.63%	1.65%	1.78%	1.80%	2.10%
Net expenses	1.62%	1.63%	1.62%	1.65%	1.65%	1.75%
Net investment income	1.71%	2.40%	2.33%	2.54%	3.30%	3.75%
Supplemental data
Portfolio turnover rate	256%	215%	84%	187%	455%	245%
Net assets, end of period (000’s omitted)	$2,823	$4,054	$6,140	$1,839	$3,937	$7,067

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	25

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$12.03	$12.00	$11.59	$10.82	$10.69	$10.65
Net investment income	0.21	0.29 [2]	0.07 [2]	0.29 [2]	0.35 [2]	0.40 [2]
Net realized and unrealized gains (losses) on investments	0.55	0.16	0.44	0.88	0.15	0.07

Total from investment operations	0.76	0.45	0.51	1.17	0.50	0.47
Distributions to shareholders from
Net investment income	(0.20)	(0.33)	(0.10)	(0.40)	(0.37)	(0.43)
Net realized gains	(0.03)	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.42)	(0.10)	(0.40)	(0.37)	(0.43)
Net asset value, end of period	$12.56	$12.03	$12.00	$11.59	$10.82	$10.69
Total return[3]	6.40%	3.92%	4.42%	10.93%	4.85%	4.50%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.63%	1.66%	1.78%	1.80%	2.10%
Net expenses	1.63%	1.63%	1.63%	1.65%	1.65%	1.75%
Net investment income	1.65%	2.41%	2.32%	2.53%	3.32%	3.75%
Supplemental data
Portfolio turnover rate	256%	215%	84%	187%	455%	245%
Net assets, end of period (000’s omitted)	$41,259	$30,364	$30,253	$14,533	$7,242	$4,870

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$12.02	$12.00	$11.87
Net investment income	0.33	0.39 [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.54	0.16	0.14

Total from investment operations	0.87	0.55	0.17
Distributions to shareholders from
Net investment income	(0.31)	(0.44)	(0.04)
Net realized gains	(0.03)	(0.09)	0.00

Total distributions to shareholders	(0.34)	(0.53)	(0.04)
Net asset value, end of period	$12.55	$12.02	$12.00
Total return[3]	7.37%	4.82%	1.43%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.86%
Net expenses	0.73%	0.75%	0.86%
Net investment income	2.53%	3.29%	3.31%
Supplemental data
Portfolio turnover rate	256%	215%	84%
Net assets, end of period (000’s omitted)	$162,067	$90,063	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.
2.	Calculated based upon average shares outstanding
3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	27

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$12.03	$12.00	$11.60	$10.82	$10.51
Net investment income	0.34	0.41 [3]	0.10 [3]	0.41 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	0.56	0.17	0.43	0.88	0.36

Total from investment operations	0.90	0.58	0.53	1.29	0.75
Distributions to shareholders from
Net investment income	(0.33)	(0.46)	(0.13)	(0.51)	(0.44)
Net realized gains	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.36)	(0.55)	(0.13)	(0.51)	(0.44)
Net asset value, end of period	$12.57	$12.03	$12.00	$11.60	$10.82
Total return[4]	7.62%	5.04%	4.71%	12.06%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.55%	0.59%	0.68%	0.69%
Net expenses	0.56%	0.55%	0.56%	0.61%	0.61%
Net investment income	2.74%	3.53%	3.36%	3.58%	4.29%
Supplemental data
Portfolio turnover rate	256%	215%	84%	187%	455%
Net assets, end of period (000’s omitted)	$161,191	$161,276	$147,102	$112,163	$97,574

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells FargoAdvantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INVESTOR CLASS	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$12.03	$12.00	$11.60	$10.82	$10.51
Net investment income	0.30	0.37 [3]	0.09 [3]	0.37 [3]	0.36 [3]
Net realized and unrealized gains (losses) on investments	0.56	0.17	0.43	0.88	0.36

Total from investment operations	0.86	0.54	0.52	1.25	0.72
Distributions to shareholders from
Net investment income	(0.29)	(0.42)	(0.12)	(0.47)	(0.41)
Net realized gains	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.32)	(0.51)	(0.12)	(0.47)	(0.41)
Net asset value, end of period	$12.57	$12.03	$12.00	$11.60	$10.82
Total return[4]	7.25%	4.67%	4.52%	11.79%	6.99%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%	0.97%	1.07%	1.08%
Net expenses	0.90%	0.90%	0.92%	0.94%	0.94%
Net investment income	2.40%	3.14%	3.00%	3.25%	3.94%
Supplemental data
Portfolio turnover rate	256%	215%	84%	187%	455%
Net assets, end of period (000’s omitted)	$195,346	$189,051	$198,176	$188,551	$177,010

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Income Plus Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

30	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	31

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$32,982	$(32,982)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $39,684,982 with $7,824,050 expiring in 2015; $21,588,119 expiring in 2016; and $10,272,813 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized.

32	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$219,398,251	$0	$219,398,251
Asset-backed securities	0	9,394,740	0	9,394,740
Corporate bonds and notes	0	175,224,936	0	175,224,936
Municipal obligations	0	6,713,855	0	6,713,855
Non-agency mortgage backed securities	0	25,942,301	0	25,942,301
U.S. Treasury securities	253,874,998	0	0	253,874,998
Yankee corporate bonds and notes	0	61,301,506	0	61,301,506
Yankee government bonds	0	2,892,825	0	2,892,825
Other	0	0	310,268	310,268
Short-term investments
U.S. Treasury securities	499,973	0	0	499,973
Investment companies	108,485,256	2,354,494	0	110,839,750
	$362,860,227	$503,222,908	$310,268	$866,393,403

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of August 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(377,528)	$0	$0	$(377,528)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	33

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C and 0.72% for Administrator Class, 0.58% for Institutional Class and 0.90% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $22,723 from the sale of Class A shares and $10, $1,682 and $2,132 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,707,880,503	$197,553,893	$1,613,997,590	$189,703,800

34	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2012, the Fund entered into futures contracts to speculate on interest rates and to help shorten or lengthen the duration of the portfolio.

At August 31, 2012, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2012	Unrealized gains (losses)
12-19-12	161 Short	10-Year U.S. Treasury Notes	$21,528,719	$(199,040)
12-19-12	121 Short	30-Year U.S. Treasury Bonds	18,320,156	(274,370)
12-31-12	14 Long	2-Year U.S. Treasury Notes	3,088,094	2,134
12-31-12	145 Long	5-Year U.S. Treasury Notes	18,076,289	93,748

The Fund had an average notional amount of $16,081,074 and $28,870,825 in long and short futures contracts, respectively, during the year ended August 31, 2012.

On August 31, 2012, the cumulative unrealized losses on futures contracts in the amount of $377,528 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $961 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Year ended August 31,
	2012	2011
Ordinary income	$16,981,033	$25,511,912
Long-term capital gain	1,792,333	2,055,482

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$7,622,946	$6,732,814	$34,262,841	$(39,684,982)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	35

Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

11. SUBSEQUENT DISTRIBUTIONS

On September 24, 2012, the Fund declared distributions from net investment income to shareholders of record on September 21, 2012. The per share amounts payable on September 25, 2012 were as follows:

Net investment income
Class A	$0.01684
Class B	0.01026
Class C	0.01054
Administrator Class	0.01818
Institutional Class	0.01954
Investor Class	0.01663

On October 25, 2012, the Fund declared distributions from net investment income, short-term capital gains and long-term capital gains to shareholders of record on October 24, 2012. The per share amounts payable on October 26, 2012 were as follows:

	Net investment income	Short-term capital gains	Long-term capital gains
Class A	$0.02568	$0.12271	$0.11608
Class B	0.01665	0.12271	0.11608
Class C	0.01668	0.12271	0.11608
Administrator Class	0.02753	0.12271	0.11608
Institutional Class	0.02942	0.12271	0.11608
Investor Class	0.02535	0.12271	0.11608

These distributions are not reflected in the accompanying financial statements.

36	Wells Fargo Advantage Income Plus Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Plus Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Plus Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	37

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,792,333 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2012.

For the fiscal year ended August 31, 2012, $15,342,363 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

40	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Income Plus Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe and its benchmark index, the Lipper Intermediate Investment Grade Index, for all periods under review.

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	41

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of or equal to the Fund’s Expense Group’s median net operating expense ratios, except the Investor Class. The Board received a report from Funds Management regarding the Fund’s expense results. The Board noted differences in the services provided to the funds included in the Universe. The Board viewed favorably Funds Management’s recommendation to reduce the Investor Class’ net operating expense ratio cap by two basis points and Funds Management’s recommendation to extend the expense cap period until December 31, 2013.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group, except for Class A and the Investor Class.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets)

42	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other Benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Income Plus Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211733 10-12 A219/AR219 08-12

Wells Fargo Advantage

Short Duration Government Bond Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short Duration Government Bond Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	3

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	5

Notice to Shareholders

At a meeting held on August 15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges (“CDSC”). Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Amount of purchase	Front-end sales charge as % of public offering price	Front-end sales charge as % of net amount invested	Dealer reallowance as % of public offering price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over[1]	0.00%	0.00%	0.40%

1. We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

In addition, the maximum purchase amount for Class C shares has been reduced to an amount not to equal or exceed $250,000.

For redemptions of Class A shares purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Short Duration Government Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (MSDAX)	3-11-96	(1.19)	3.41	3.04	1.86	4.05	3.35	0.88	0.84
Class B (MSDBX)*	5-31-02	(1.78)	3.43	3.04	1.22	3.43	3.04	1.63	1.59
Class C (MSDCX)	5-31-02	0.20	3.28	2.57	1.20	3.28	2.57	1.63	1.59
Administrator Class (MNSGX)	12-18-92	–	–	–	2.10	4.30	3.61	0.82	0.61
Institutional Class (WSGIX)	4-8-05	–	–	–	2.28	4.48	3.75	0.55	0.43
Barclays 1-3 Year U.S. Government Bond Index[4]	–	–	–	–	0.50	3.08	3.00	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	7

Growth of $10,000 investment[5] as of August 31, 2012

1.	Historical performance shown for the Class B and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to include the higher expenses applicable to Class B and Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, 0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 0.60% for Administrator Class and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year U.S. Government Bond Index is the 1-3 year component of the Barclays U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Barclays 1-3 Year U.S. Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

5.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Barclays 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Short Duration Government Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 1.86% for the 12-month period that ended August 31, 2012, outperforming the Fund’s benchmark, the Barclays 1–3 Year U.S. Government Bond Index, which returned 0.50%.

■

Outperformance for the period was driven by security selection in mortgages and relative-value trading in mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

Risk assets outperformed despite continued uncertainty around Europe.

Europe has remained at the forefront of global concerns, both politically and economically. Market sentiment toward the ability of Europe to arrest its debt crisis swung back and forth throughout the 12-month period. While various measures aimed at improving the liquidity environment were introduced and some important steps were taken toward mitigating risks in the financials and sovereign sectors, concrete details were often lacking.

Higher-risk assets outperformed throughout the period, particularly in the fourth quarter of 2011 and first quarter of 2012, driven by European Central Bank liquidity measures and stronger-than-expected U.S. economic data. Lower volatility provided an additional boost to MBS valuations. Market turbulence returned in the second quarter of 2012 as disappointing macroeconomic data out of the U.S. and China, coupled with ongoing uncertainty in peripheral European sovereigns and banks, weighed on sentiment. Spread product outperformance continued in July and August 2012, in part due to expectations of future central bank action on both sides of the Atlantic.

Ten largest long-term holdings[6] (%) as of August 31, 2012
U.S. Treasury Note, 0.25%, 3-31-14	10.68
U.S. Treasury Note, 1.75%, 3-31-14	7.40
U.S. Treasury Note, 0.13%, 7-31-14	4.56
U.S. Treasury Note, 1.00%, 7-15-13	4.17
FNMA, 4.00%, 6-1-42	3.18
U.S. Treasury Note, 0.25%, 8-15-15	3.03
U.S. Treasury Note, 0.50%, 11-15-13	3.00
FNMA, 4.00%, 9-1-42	2.91
FNMA, 5.50%, 5-25-40	2.21
U.S. Treasury Note, 0.25%, 6-30-14	2.04

Overweights in structured product sectors added to performance.

Compared with the Fund’s benchmark, we maintained portfolio overweights in MBS, ABS, and CMBS while maintaining underweights in both agency debt and U.S. Treasuries throughout the period. We also maintained an overweight in five-year maturities and an underweight in two-year maturities versus the benchmark. Relative-value trading in the MBS, CMBS, and ABS sectors was a significant contributor to performance.

Within agency mortgages, our overweight in high-coupon prepayment-protected agency MBS pools, our positioning within hybrid adjustable-rate mortgages, and our holding in collateralized mortgage obligations (CMOs) helped drive positive performance. We added Making Home Affordable (MHA) high loan-to-value 20- and 30-year mortgage pools in the 20- and 30-year mortgage range, which in our view offer a stable prepayment profile and good yield. We reduced our overweight in agency CMOs as spreads in that sector tightened, providing positive realized gains.

In CMBS, we found good relative-value opportunities within seasoned CMBS bonds and short-duration new issues. In consumer ABS, we found good relative-value trading opportunities in Federal Family Education Loans throughout the quarter.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	9

Portfolio allocation[7] as of August 31, 2012

Market uncertainties may bring more relative-value trading opportunities.

We believe that incoming data points continue to indicate that an economic growth slowdown is taking hold in the United States, Europe, and most emerging markets. On the plus side, economic growth in the U.S. appeared to trend a bit less drastic than expected in August, with resiliency in retail and services mitigating the continued downturn in manufacturing. In Europe, the slowdown appeared a bit better than initially feared. On the minus side, the growth picture in China appeared to be more concerning, and in developed markets, there remained limited room for error against renewed recessionary risks. We believe that fiscal cliff issues in the U.S. could become more prominent as we approach calendar year-end.

As economic and political concerns evolve, bond markets have to this point continued to be highly resilient. Investors appeared to have anticipated that stimulative monetary policy actions in most developed and emerging markets may provide a financial cushion against negative fundamental developments.

Most markets for spread-sector assets appeared to price in a benign scenario at the end of the period, with perhaps some modest potential for further improvement. However, we believe key risks will continue to overhang going into the last months of 2012 and into next year. We are maintaining overweights to agency MBS, CMBS, and ABS and underweights to agency debt and U.S. Treasuries. We continue to focus on security selection as the primary driver of performance and continue to seek relative-value trading opportunities amid volatility.

Please see footnotes on page 7.

10	Wells Fargo Advantage Short Duration Government Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,010.21	$4.19	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22	0.83%
Class B
Actual	$1,000.00	$1,006.58	$7.82	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%
Class C
Actual	$1,000.00	$1,007.38	$7.97	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.01	1.58%
Administrator Class
Actual	$1,000.00	$1,011.38	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%
Institutional Class
Actual	$1,000.00	$1,012.30	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.03	$2.14	0.42%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short Duration Government Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 43.36%
FHLMC ±	2.73%	6-1-42	$3,069,495	$3,220,260
FHLMC ±	3.10	7-1-42	3,358,052	3,517,334
FHLMC	3.50	8-1-32	3,692,000	3,974,389
FHLMC	3.50	8-1-32	9,065,000	9,758,353
FHLMC	3.50	8-1-32	3,515,501	3,784,391
FHLMC ±	3.58	8-1-41	1,963,060	2,078,045
FHLMC ±	3.63	10-1-41	9,547,643	10,129,448
FHLMC	4.00	6-1-42	3,391,800	3,716,472
FHLMC ±	5.15	5-1-38	4,332,480	4,671,364
FHLMC ±	5.83	7-1-38	15,483,638	16,838,101
FHLMC ±	5.89	7-1-38	27,527,704	29,929,550
FHLMC ±	5.98	6-1-38	15,415,199	16,758,150
FHLMC	6.00	2-1-35	3,981,013	4,463,269
FHLMC	6.00	5-15-39	8,910,605	9,860,431
FHLMC ±	6.05	6-1-37	3,887,776	4,229,026
FHLMC	6.50	11-1-37	1,844,690	2,098,521
FHLMC	6.50	12-1-38	2,771,976	3,085,403
FHLMC	7.00	5-1-35	3,152,610	3,752,429
FHLMC	7.00	3-25-44	2,577,861	3,016,295
FHLMC Series 3035 Class PA	5.50	9-15-35	3,597,827	4,001,107
FHLMC Series 3704 Class CT	7.00	12-15-36	3,308,007	3,890,895
FHLMC Series T-11 Class A8	6.50	1-25-28	2,468,296	2,825,539
FHLMC Series T-42 Class A5	7.50	2-25-42	64,268	77,955
FHLMC Series T-60 Class 1A3	7.50	3-25-44	81,377	93,389
FHLMC Structured Pass-Through Securities Series T-41 Class 3A ±	6.92	7-25-32	162,989	188,931
FHLMC Structured Pass-Through Securities Series T-51 Class 2A ±	7.50	8-25-42	2,421,628	2,894,133
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-43	769,773	878,809
FHLMC Structured Pass-Through Securities Series T-57 Class 1A3	7.50	7-25-43	543,870	631,874
FHLMC Structured Pass-Through Securities Series T-59 Class 1A3	7.50	10-25-43	224,385	258,349
FNMA ±	2.69	6-1-42	4,512,569	4,718,481
FNMA ±	2.94	4-1-42	2,631,941	2,773,105
FNMA ±	2.94	12-1-41	3,449,561	3,621,303
FNMA ±	3.07	10-1-41	1,709,942	1,799,313
FNMA ±	3.13	6-1-42	4,687,004	4,910,757
FNMA ±	3.13	6-1-42	3,315,132	3,473,760
FNMA ±	3.32	11-1-41	8,744,816	9,232,580
FNMA ±	3.34	12-1-41	3,611,136	3,814,178
FNMA ±	3.35	7-1-41	16,167,080	17,037,891
FNMA ±	3.41	10-1-41	4,188,700	4,432,423
FNMA ±	3.52	10-1-41	9,488,299	10,046,136
FNMA ±	3.56	7-1-41	6,468,154	6,830,263
FNMA ±	3.60	9-1-41	13,007,743	13,781,790
FNMA ±	3.65	7-1-41	10,447,895	11,072,697
FNMA ±	3.67	7-1-41	3,611,966	3,823,090
FNMA	4.00	6-1-42	48,913,931	53,733,334
FNMA	4.00	7-1-42	23,997,319	26,361,733
FNMA	4.00	9-1-42	44,738,000	49,145,956
FNMA	5.00	3-1-39	4,000,875	4,538,896
FNMA ±	5.16	4-1-38	286,962	309,209
FNMA	5.50	5-25-40	33,578,246	37,313,322

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	5.55%	9-1-37	$3,434,530	$3,728,437
FNMA ±	5.58	6-1-39	22,342,400	24,231,896
FNMA	6.00	3-25-35	1,821,000	2,050,807
FNMA	6.00	4-1-35	6,187,596	6,957,191
FNMA	6.00	8-1-37	29,049,819	32,742,981
FNMA	6.00	10-1-38	15,471,747	17,438,702
FNMA	6.00	3-1-40	13,667,839	15,097,932
FNMA ±	6.13	10-1-37	5,408,825	5,894,319
FNMA	6.50	8-1-37	18,242,459	20,906,971
FNMA	6.50	6-1-38	15,687,716	17,934,957
FNMA	6.50	8-1-39	13,067,106	14,938,950
FNMA	6.50	2-1-41	4,314,856	4,932,953
FNMA	7.00	4-1-35	3,164,832	3,742,387
FNMA Grantor Trust Series 2000-T6 Class A1	7.50	6-25-30	828,726	969,784
FNMA Grantor Trust Series 2001-T1 Class A1	7.50	10-25-40	4,049,184	4,692,852
FNMA Grantor Trust Series 2001-T16 Class A2	7.00	7-25-42	1,705,370	2,017,978
FNMA Grantor Trust Series 2001-T3 Class A1	7.50	11-25-40	883,239	1,008,213
FNMA Grantor Trust Series 2001-T8 Class A1	7.50	7-25-41	1,073,659	1,177,271
FNMA Grantor Trust Series 2002-T12 Class A3	7.50	5-25-42	4,509,796	5,382,983
FNMA Series 1999-T2 Class A1 ±	7.50	1-19-39	567,689	643,120
FNMA Series 2001-T4 Class A1	7.50	7-25-41	120,257	145,225
FNMA Series 2001-W3 Class A ±	7.00	9-25-41	993,680	1,151,793
FNMA Series 2002-14 Class A1	7.00	1-25-42	866,549	1,009,836
FNMA Series 2002-14 Class A2	7.50	1-25-42	1,815,125	2,138,478
FNMA Series 2002-26 Class A2	7.50	1-25-48	2,056,870	2,421,305
FNMA Series 2002-26 Class A1	7.00	1-25-48	1,157,219	1,360,533
FNMA Series 2002-33 Class A2	7.50	6-25-32	277,798	329,093
FNMA Series 2002-80 Class A1	6.50	11-25-42	1,799,316	2,026,339
FNMA Series 2002-90 Class A1	6.50	6-25-42	32,747	38,653
FNMA Series 2002-W1 Class 2A ±	7.03	2-25-42	723,094	852,162
FNMA Series 2002-W6 Class 2A1 ±	6.63	6-25-42	15,391	17,656
FNMA Series 2003-W1 Class 2A ±	7.01	12-25-42	375,723	442,798
FNMA Series 2003-W2 Class 1A1	6.50	7-25-42	23,140	27,032
FNMA Series 2003-W4 Class 4A ±	7.25	10-25-42	1,112,492	1,320,518
FNMA Series 2004-W2 Class 5A	7.50	3-25-44	216,802	254,370
FNMA Series 2004-W9 Class 1A3	6.05	2-25-44	6,063,631	6,712,629
FNMA Series 2004-W9 Class 2A3	7.50	2-25-44	1,125,069	1,345,077
FNMA Series 2005-W3 Class 1A	7.50	3-25-45	357,418	418,592
FNMA Series 2006-114 Class PD	6.00	12-25-36	9,952,428	11,259,202
FNMA Series 2009-14 Class A	7.00	6-25-35	4,467,166	5,131,791
FNMA Series 2010-111 Class WA ±	6.03	10-25-40	1,449,567	1,672,757
FNMA Series 2011-M2 Class A1	2.02	7-25-21	4,751,548	4,904,837
FNMA Series 2012-3 Class CD	7.00	2-25-42	16,379,851	18,343,697
FNMA Whole Loan Series 2002-W8 Class A3	7.50	6-25-42	158,713	181,226
FNMA Whole Loan Series 2004-W11 Class 1A2	6.50	5-25-44	9,624,656	10,950,653
FNMA Whole Loan Series 2004-W14 Class 2A	7.50	7-25-44	188,275	219,637
FNMA Whole Loan Series 2004-W8 Class 3A	7.50	6-25-44	1,847,995	2,194,086
FNMA Whole Loan Series 2005-W1 Class 1A4	7.50	10-25-44	629,755	735,606
FNMA Whole Loan Series 2005-W4 Class 1A3	7.00	8-25-35	1,388,393	1,624,135

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short Duration Government Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	3.00%	10-20-41	$9,655,389	$10,266,731
GNMA ±	3.00	4-20-42	3,744,704	3,981,804
GNMA ±	3.00	7-20-42	4,021,203	4,259,725
GNMA	6.00	9-15-35	16,470,986	18,649,373
GNMA Series 2009-42 Class CT	6.00	8-16-35	2,059,647	2,357,186

Total Agency Securities (Cost $725,672,663)				732,627,648

Asset-Backed Securities: 9.31%
Ally Master Owner Trust Series 2010-2 Class A 144A	4.25	4-15-17	14,875,000	16,028,504
Ally Master Owner Trust Series 2012-1 Class A1 ±	1.04	2-15-17	9,401,000	9,442,881
Ally Master Owner Trust Series 2012-3 Class A1 ±	0.94	6-15-17	9,476,000	9,476,000
American Express Credit Account Master Trust Series 2012-3 Class A ±	0.39	3-15-18	8,626,000	8,626,207
Citibank Omni Master Trust Series 2009-A14 Class A14 ±144A	2.99	8-15-18	10,484,000	10,990,776
Citibank Omni Master Trust Series 2009-A17 Class A17 144A	4.90	11-15-18	3,682,000	4,018,962
Discover Card Master Trust Series 2012-A5 Class A5 ±	0.44	1-16-18	7,397,000	7,407,496
Greenwich Capital Commercial Funding Corporation Series 2005-GGS Class A4 ±	5.24	4-10-37	8,210,000	8,501,611
MMCA Automobile Trust Series 2009-A Class A4 144A	6.25	11-16-15	2,425,860	2,477,630
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.53	10-26-26	16,657,830	16,563,540
Nelnet Student Loan Trust Series 2007-1 Class A1 ±	0.44	11-27-18	2,217,710	2,208,637
Santander Drive Auto Receivable Trust Series 2012-5 Class A2	0.57	12-15-15	5,707,000	5,712,833
Santander Drive Auto Receivable Trust Series 2012-5 Class A3	0.83	12-15-16	3,804,000	3,823,351
SLM Student Loan Trust Series 2002-6 Class A4 ±	0.50	3-15-19	2,505,703	2,491,420
SLM Student Loan Trust Series 2005-1 Class A2 ±	0.53	4-27-20	2,727,831	2,706,840
SLM Student Loan Trust Series 2005-10 Class A5 ±	0.58	7-26-21	10,432,000	10,178,144
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.65	7-27-26	1,090,000	1,115,506
SLM Student Loan Trust Series 2008-4 Class A3 ±	1.70	10-25-17	3,358,000	3,446,965
SLM Student Loan Trust Series 2010-1 Class A ±	0.64	3-25-25	3,554,443	3,559,139
SLM Student Loan Trust Series 2011-B Class A4 ±144A	1.09	12-16-24	4,589,570	4,587,494
SLM Student Loan Trust Series 2011-C Class A1 ±144A	1.64	12-15-23	4,676,440	4,709,873
SLM Student Loan Trust Series 2012-3 Class A ±	0.89	12-26-25	10,163,888	10,163,920
SLM Student Loan Trust Series 2012-C Class A1 ±144A	1.34	8-15-23	9,048,068	9,064,185

Total Asset-Backed Securities (Cost $157,329,143)				157,301,914

Non-Agency Mortgage Backed Securities: 4.65%
Bank of America Commercial Mortgage Incorporated Series 2004-6 Class A3	4.51	12-10-42	568,020	575,658
Bank of America Commercial Mortgage Incorporated Series 2004-6 Class A5	4.81	12-10-42	4,608,000	4,940,430
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A2	3.06	12-15-47	2,764,000	2,954,321
Citigroup Commercial Mortgage Trust Series 2005-EMG Class A4 144A	4.52	9-20-51	717,007	721,988
Commercial Mortgage Pass-Through Certificate Series 2012-CR1 Class A2	2.35	5-15-45	3,105,000	3,253,574
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A4 ±	5.01	2-15-38	3,595,000	3,905,184
DBUBS Mortgage Trust Series 2011 Class C2 144A	3.53	7-10-44	5,159,068	5,626,056
DBUBS Mortgage Trust Series 2011-LC3A Class A1	2.24	8-10-44	3,285,289	3,372,661
Developers Diversified Realty Corporation Series 2009-DDR1 Class A 144A	3.81	10-14-22	20,172,637	21,194,643
GMAC Commercial Mortgage Securities Incorporated Series 2004-C2 Class A4 ±	5.30	8-10-38	3,671,000	3,947,342
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C1 Class A1 144A	3.85	6-15-43	3,600,781	3,850,783

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C6 Class A6 ±	5.02%	8-15-29	$4,578,000	$4,877,067
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C7 Class A3 ±	5.66	11-15-30	3,106,000	3,230,190
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A ±	4.95	7-12-38	1,968,000	2,069,877
Morgan Stanley Capital I Series 2005-T17 Class A5	4.78	12-13-41	4,537,000	4,887,393
Morgan Stanley Capital I Series 2012-C4 Class A2	2.11	3-15-45	8,881,000	9,215,074

Total Non-Agency Mortgage Backed Securities (Cost $77,994,363)				78,622,241

U.S. Treasury Securities: 39.09%
U.S. Treasury Note	0.13	7-31-14	77,167,000	77,016,293
U.S. Treasury Note	0.25	10-31-13	28,128,000	28,143,386
U.S. Treasury Note	0.25	3-31-14	180,318,000	180,395,537
U.S. Treasury Note	0.25	6-30-14	34,442,000	34,456,810
U.S. Treasury Note	0.25	8-31-14	14,000,000	14,007,156
U.S. Treasury Note	0.25	8-15-15	51,224,000	51,159,970
U.S. Treasury Note	0.50	11-15-13	50,439,000	50,618,311
U.S. Treasury Note	1.00	7-15-13	70,000,000	70,492,170
U.S. Treasury Note	1.75	3-31-14	122,119,000	125,038,377
U.S. Treasury Note «	2.38	2-28-15	27,624,000	29,072,105

Total U.S. Treasury Securities (Cost $659,677,439)				660,400,115

Yankee Corporate Bonds and Notes: 2.18%

Financials : 2.18%

Commercial Banks: 2.18%
Nordea Eiendomskreditt AS ±144A	0.88	4-7-14	18,010,000	17,989,343
Westpac Banking Corporation 144A	1.38	7-17-15	18,565,000	18,741,368

				36,730,711

Total Yankee Corporate Bonds and Notes (Cost $36,568,253)				36,730,711

Other: 0.01%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)			542,199	146,394

Total Other (Cost $61,593)				146,394

	Yield		Shares
Short-Term Investments: 1.67%

Investment Companies: 1.67%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (u)(l)	0.01		22,964,529	22,964,529
Wells Fargo Securities Lending Cash Investments, LLC (v)(u)(l)(r)	0.19		5,313,407	5,313,407

Total Short-Term Investments (Cost $28,277,936)				28,277,936

Total investments in securities
(Cost $1,685,581,390)*	100.27%	1,694,106,959
Other assets and liabilities, net	(0.27)	(4,579,309)

Total net assets	100.00%	$1,689,527,650

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short Duration Government Bond Fund	15

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,686,996,305 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$10,304,721
Gross unrealized depreciation	(3,194,067)

Net unrealized appreciation	$7,110,654

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of assets and liabilities—August 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,665,829,023
In affiliated securities, at value (see cost below)	28,277,936

Total investments, at value (see cost below)	1,694,106,959
Receivable for investments sold	29,824,151
Principal paydown receivable	2,373,157
Receivable for Fund shares sold	16,470,408
Receivable for interest	5,419,025
Prepaid expenses and other assets	59,203

Total assets	1,748,252,903

Liabilities
Dividends payable	388,452
Payable for investments purchased	50,010,874
Payable for Fund shares redeemed	2,047,721
Payable upon receipt of securities loaned	5,375,000
Advisory fee payable	401,370
Distribution fees payable	55,318
Due to other related parties	224,561
Accrued expenses and other liabilities	221,957

Total liabilities	58,725,253

Total net assets	$1,689,527,650

NET ASSETS CONSIST OF
Paid-in capital	$1,686,231,619
Undistributed net investment income	567,039
Accumulated net realized gains on investments	(5,796,577)
Net unrealized gains on investments	8,525,569

Total net assets	$1,689,527,650

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$167,265,723
Shares outstanding – Class A	16,163,554
Net asset value per share – Class A	$10.35
Maximum offering price per share – Class A2	$10.67
Net assets – Class B	$1,114,838
Shares outstanding – Class B	107,657
Net asset value per share – Class B	$10.36
Net assets – Class C	$78,384,901
Shares outstanding – Class C	7,562,334
Net asset value per share – Class C	$10.37
Net assets – Administrator Class	$285,636,837
Shares outstanding – Administrator Class	27,559,412
Net asset value per share – Administrator Class	$10.36
Net assets – Institutional Class	$1,157,125,351
Shares outstanding – Institutional Class	111,660,275
Net asset value per share – Institutional Class	$10.36

Investments in unaffiliated securities, at cost	$1,657,303,454

Investments in affiliated securities, at cost	$28,277,936

Total investments, at cost	$1,685,581,390

Securities on loan, at value	$5,262,110

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2012	Wells Fargo Advantage Short Duration Government Bond Fund	17

Investment income
Interest	$28,148,503
Securities lending income, net	16,481
Income from affiliated securities	8,610

Total investment income	28,173,594

Expenses
Advisory fee	5,827,648
Administration fees
Fund level	778,511
Class A	281,946
Class B	2,192
Class C	121,062
Administrator Class	267,847
Institutional Class	828,740
Shareholder servicing fees
Class A	440,540
Class B	3,213
Class C	189,160
Administrator Class	664,847
Distribution fees
Class B	10,274
Class C	567,479
Custody and accounting fees	94,464
Professional fees	31,147
Registration fees	96,615
Shareholder report expenses	137,953
Trustees’ fees and expenses	15,403
Other fees and expenses	52,460

Total expenses	10,411,501
Less: Fee waivers and/or expense reimbursements	(1,773,999)

Net expenses	8,637,502

Net investment income	19,536,092

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	12,318,715
Net change in unrealized gains (losses) on investments	1,431,339

Net realized and unrealized gains (losses) on investments	13,750,054

Net increase in net assets resulting from operations	$33,286,146

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of changes in net assets

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$19,536,092		$23,987,550
Net realized gains on investments		12,318,715		10,883,104
Net change in unrealized gains (losses) on investments		1,431,339		(3,083,100)

Net increase in net assets resulting from operations		33,286,146		31,787,554

Distributions to shareholders from
Net investment income
Class A		(3,442,661)		(4,061,268)
Class B		(16,505)		(23,296)
Class C		(906,153)		(1,182,810)
Administrator Class		(5,851,890)		(7,563,181)
Institutional Class		(24,436,244)		(21,281,597)
Net realized gains
Class A		0		(1,462,161)
Class B		0		(12,266)
Class C		0		(645,874)
Administrator Class		0		(2,149,194)
Institutional Class		0		(6,350,799)

Total distributions to shareholders		(34,653,453)		(44,732,446)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,155,777	73,984,340	6,878,676	71,400,284
Class B	25,606	264,932	72,561	753,857
Class C	2,673,683	27,692,995	2,257,721	23,477,444
Administrator Class	15,298,644	158,413,898	9,630,990	100,053,410
Institutional Class	76,921,309	796,991,960	55,684,486	579,243,062

		1,057,348,125		774,928,057

Reinvestment of distributions
Class A	275,532	2,849,487	418,538	4,333,583
Class B	1,432	14,819	3,211	33,264
Class C	74,950	776,467	141,938	1,471,055
Administrator Class	448,917	4,649,987	749,866	7,786,418
Institutional Class	2,166,179	22,430,879	2,512,689	26,029,511

		30,721,639		39,653,831

Payment for shares redeemed
Class A	(6,979,415)	(72,160,083)	(8,968,788)	(93,071,586)
Class B	(68,256)	(706,388)	(74,707)	(776,180)
Class C	(1,845,440)	(19,111,100)	(2,619,967)	(27,140,094)
Administrator Class	(12,035,863)	(124,642,274)	(28,074,212)	(292,944,511)
Institutional Class	(50,559,962)	(523,424,811)	(29,667,924)	(308,094,416)

		(740,044,656)		(722,026,787)

Net increase in net assets resulting from capital share transactions		348,025,108		92,555,101

Total increase in net assets		346,657,801		79,610,209

Net assets
Beginning of period		1,342,869,849		1,263,259,640

End of period		$1,689,527,650		$1,342,869,849

Undistributed net investment income		$567,039		$535,428

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$10.36	$10.47	$10.41	$10.30	$10.01	$9.85
Net investment income	0.10	0.16	0.05	0.19 [2]	0.37	0.40
Net realized and unrealized gains (losses) on investments	0.09	0.07	0.08	0.20	0.32	0.18

Total from investment operations	0.19	0.23	0.13	0.39	0.69	0.58
Distributions to shareholders from
Net investment income	(0.20)	(0.25)	(0.07)	(0.28)	(0.40)	(0.42)
Net realized gains	0.00	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.34)	(0.07)	(0.28)	(0.40)	(0.42)
Net asset value, end of period	$10.35	$10.36	$10.47	$10.41	$10.30	$10.01
Total return[3]	1.86%	2.17%	1.23%	3.85%	7.05%	5.95%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.86%	0.88%	0.94%	1.11%
Net expenses	0.83%	0.83%	0.84%	0.85%	0.85%	0.85%
Net investment income	0.98%	1.60%	1.85%	1.86%	3.61%	4.02%
Supplemental data
Portfolio turnover rate	399%	485%	135%	501%	277%	210%
Net assets, end of period (000’s omitted)	$167,266	$162,719	$181,951	$162,737	$105,430	$66,495

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS B	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$10.36	$10.48	$10.42	$10.31	$10.01	$9.86
Net investment income	0.03 [2]	0.09	0.03	0.14 [2]	0.30	0.33
Net realized and unrealized gains (losses) on investments	0.10	0.05	0.08	0.18	0.32	0.16

Total from investment operations	0.13	0.14	0.11	0.32	0.62	0.49
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.05)	(0.21)	(0.32)	(0.34)
Net realized gains	0.00	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.13)	(0.26)	(0.05)	(0.21)	(0.32)	(0.34)
Net asset value, end of period	$10.36	$10.36	$10.48	$10.42	$10.31	$10.01
Total return[3]	1.22%	1.32%	1.04%	3.08%	6.36%	5.06%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.62%	1.62%	1.66%	1.69%	1.86%
Net expenses	1.57%	1.58%	1.59%	1.60%	1.60%	1.60%
Net investment income	0.25%	0.85%	1.07%	1.30%	2.90%	3.29%
Supplemental data
Portfolio turnover rate	399%	485%	135%	501%	277%	210%
Net assets, end of period (000’s omitted)	$1,115	$1,543	$1,548	$1,760	$4,779	$7,260

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$10.37	$10.48	$10.43	$10.32	$10.02	$9.87
Net investment income	0.03	0.08	0.03	0.11 [2]	0.34	0.31
Net realized and unrealized gains (losses) on investments	0.09	0.07	0.07	0.20	0.28	0.18

Total from investment operations	0.12	0.15	0.10	0.31	0.62	0.49
Distributions to shareholders from
Net investment income	(0.12)	(0.17)	(0.05)	(0.20)	(0.32)	(0.34)
Net realized gains	0.00	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.26)	(0.05)	(0.20)	(0.32)	(0.34)
Net asset value, end of period	$10.37	$10.37	$10.48	$10.43	$10.32	$10.02
Total return[3]	1.20%	1.41%	0.94%	3.06%	6.34%	5.06%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.62%	1.62%	1.65%	1.69%	1.86%
Net expenses	1.58%	1.58%	1.59%	1.60%	1.60%	1.60%
Net investment income	0.23%	0.85%	1.10%	1.01%	2.82%	3.28%
Supplemental data
Portfolio turnover rate	399%	485%	135%	501%	277%	210%
Net assets, end of period (000’s omitted)	$78,385	$69,077	$72,124	$65,664	$18,009	$7,087

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$10.37	$10.48	$10.42	$10.32	$10.02	$9.86
Net investment income	0.13	0.17	0.05	0.22 [2]	0.39	0.42
Net realized and unrealized gains (losses) on investments	0.09	0.08	0.08	0.19	0.33	0.18

Total from investment operations	0.22	0.25	0.13	0.41	0.72	0.60
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.07)	(0.31)	(0.42)	(0.44)
Net realized gains	0.00	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.36)	(0.07)	(0.31)	(0.42)	(0.44)
Net asset value, end of period	$10.36	$10.37	$10.48	$10.42	$10.32	$10.02
Total return[3]	2.10%	2.41%	1.29%	4.01%	7.42%	6.21%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.79%	0.80%	0.84%	0.93%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.20%	1.84%	2.06%	2.13%	3.89%	4.26%
Supplemental data
Portfolio turnover rate	399%	485%	135%	501%	277%	210%
Net assets, end of period (000’s omitted)	$285,637	$247,357	$435,363	$505,432	$356,409	$246,592

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$10.37	$10.48	$10.43	$10.32	$10.02	$9.86
Net investment income	0.15	0.21	0.06	0.31 [2]	0.41	0.44
Net realized and unrealized gains (losses) on investments	0.09	0.06	0.07	0.13	0.33	0.18

Total from investment operations	0.24	0.27	0.13	0.44	0.74	0.62
Distributions to shareholders from
Net investment income	(0.25)	(0.29)	(0.08)	(0.33)	(0.44)	(0.46)
Net realized gains	0.00	(0.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.25)	(0.38)	(0.08)	(0.33)	(0.44)	(0.46)
Net asset value, end of period	$10.36	$10.37	$10.48	$10.43	$10.32	$10.02
Total return[3]	2.28%	2.59%	1.24%	4.30%	7.61%	6.40%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.54%	0.53%	0.55%	0.59%	0.67%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.39%	1.97%	2.27%	2.98%	4.02%	4.42%
Supplemental data
Portfolio turnover rate	399%	485%	135%	501%	277%	210%
Net assets, end of period (000’s omitted)	$1,157,125	$862,174	$572,274	$489,762	$248,124	$87,784

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to bond premiums and paydown losses. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$15,148,972	$(15,148,972)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all

26	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2012, the Fund had post-enactment capital loss carryforwards which consist of $4,381,659 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$732,627,648	$0	$732,627,648
Asset-backed securities	0	157,301,914	0	157,301,914
Non-agency mortgage backed securities	0	78,622,241	0	78,622,241
U.S. Treasury securities	660,400,115	0	0	660,400,115
Yankee corporate bonds and notes	0	36,730,711	0	36,730,711
Other	0	0	146,394	146,394
Short-term investments
Investment companies	22,964,529	5,313,407	0	28,277,936
	$683,364,644	$1,010,595,921	$146,394	$1,694,106,959

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	27

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 0.60% for Administrator Class, and 0.42% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $15,479 from the sale of Class A shares and $26 and $6,366 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

28	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,341,078,781	$344,514,635	$5,932,544,325	$282,761,550

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $2,098 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Year ended August 31,
	2012	2011
Ordinary income	$34,653,453	$41,603,112
Long-term capital gain	0	3,129,334

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$955,488	$7,110,654	$(4,381,659)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	29

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

30	Wells Fargo Advantage Short Duration Government Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short Duration Government Bond Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years in the three-year period ended May 31, 2010, in conformity with U.S. generally acceptedaccounting principles.

Boston, Massachusetts

October 25, 2012

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	31

TAX INFORMATION

For the fiscal year ended August 31, 2012, $23,798,064 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe and its benchmark, the Lipper Short U.S. Government Funds Index, for all periods under review.

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	35

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of or lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group. The Board viewed favorably Funds Management’s proposal to reduce the Advisory Agreement Rate by five basis points across all breakpoint levels.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

36	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Short Duration Government Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211734 10-12 A220/AR220 08-12

Wells Fargo Advantage

Government Securities Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Government Securities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Government Securities Fund, which covers the 12-month period that ended August 31, 2012. Upon reviewing the report, you may notice that your Fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your Fund’s principal holdings and assist you in evaluating your Fund’s risk profile and investment strategy. For those investors who wish to see it, the Fund’s full portfolio is still available upon request or via wellsfargoadvantagefunds.com or the web link found on the summary portfolio schedule.

During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, all of that risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of

Letter to shareholders (unaudited)	Wells Fargo Advantage Government Securities Fund	3

the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Government Securities Fund	Letter to shareholders (unaudited)

spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

This page is intentionally left blank.

6	Wells Fargo Advantage Government Securities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGVDX)	8-31-99	(0.35)	5.03	4.27	4.35	6.00	4.75	0.88	0.88
Class B (WGSBX)*	7-18-08	(1.43)	4.91	4.26	3.57	5.23	4.26	1.63	1.63
Class C (WGSCX)	12-26-02	2.57	5.23	3.90	3.57	5.23	3.90	1.63	1.63
Administrator Class (WGSDX)	4-8-05	–	–	–	4.57	6.24	5.02	0.82	0.66
Institutional Class (SGVIX)	8-31-99	–	–	–	4.74	6.43	5.23	0.55	0.50
Investor Class (STVSX)	10-29-86	–	–	–	4.31	5.98	4.76	0.91	0.91
Barclays U.S. Aggregate Excluding Credit Bond Index[4]	–	–	–	–	4.45	6.26	5.10	–	–
Barclays Intermediate U.S. Government Bond Index[5]	–	–	–	–	2.67	5.35	4.38	–	–

*	Class B shares are closed to investment, except in connectionwith the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to active trading risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain of the underlying securities and not to shares of the Fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Government Securities Fund	7

Growth of $10,000 investment[6] as of August 31, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 0.64% for Administrator Class, 0.48% for Institutional Class and 0.90% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Aggregate Excluding Credit Bond Index is composed of the Barclays U.S. Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index and it includes Treasury issues, agency issues and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

6.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Barclays U.S. Aggregate Excluding Credit Bond Index and the Barclays Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Government Securities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 4.35% for the 12-month period that ended August 31, 2012. During the same period, the Barclays U.S. Aggregate Excluding Credit Bond Index returned 4.45% and the Barclays Intermediate U.S. Government Bond Index returned 2.67%.

■	Nearly all higher-risk assets generated excess returns for the period, primarily due to extraordinary monetary accommodation provided by both U.S. and European central banks.

■

Our overweights in higher-risk assets, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and multifamily securities, contributed to relative performance.

■	We reduced risk positions recently—selling into the aforementioned strength—and currently have 62% invested in mortgage-related securities.

■

Rates declined and the yield curve flattened with the aggressive monetary policy easing throughout the period. The fund’s duration positioning was mostly neutral during the period and shorter than the benchmark duration at times. The shorter duration positioning detracted from relative performance while tactical curve positions occasionally added incremental excess returns.

The U.S. economy experienced another slowdown.

In an eerie and unfortunate reprise of the pattern of last year, the U.S. economy lost vigor in the spring and summer months of 2012, failing to build on the momentum established in late 2011 and into the first quarter of 2012. The clearest evidence of deceleration could be seen in labor market statistics. After having generated a net increase of approximately 225,000 jobs per month in the first quarter of 2012, only 87,000 per month were added in the April through August 2012 period. The unemployment rate, which had fallen by a cumulative 0.3% in the first quarter of 2012, declined by only 0.1% in the five months since and would have actually risen but for a decline in the labor force participation rate. Other measures of labor market utilization showed virtual stagnation.

Economic deceleration had several causes.

Some of this period’s deceleration can be blamed on Mother Nature. Unusually mild weather in much of the country during the first quarter of 2012 pulled forward demand for goods and services and accelerated construction schedules. Higher demand led to stronger hiring and an encouraging drop in the unemployment rate. The improvement, however, does not appear to have reflected a faster overall growth trend. Rather, having largely sated their desires in the first quarter, U.S. consumers then took a breather. Businesses ultimately slowed their hiring, indicating that the surge in demand was temporary.

Ten largest long-term holdings[7] (%) as of August 31, 2012
FNMA, 4.50%, 9-1-41	5.33
FNMA, 4.00%, 9-1-42	4.73
U.S. Treasury Note, 0.50%, 10-15-14	4.18
U.S. Treasury Bond, 0.38%, 3-15-15	3.75
FHLMC, 3.50%, 9-1-42	3.65
FNMA, 5.00%, 8-1-40	3.49
U.S. Treasury Note, 0.50%, 7-31-17	3.08
GNMA, 4.50%, 9-1-42	2.90
U.S. Treasury Note, 2.00%, 11-15-21	2.14
U.S. Treasury Bond, 3.75%, 8-15-41	1.84

Perhaps as significant as the weather-related demand shift, the U.S. economy faced a severe headwind from Europe in the second quarter of 2012. The sovereign debt crisis within the eurozone and the various austerity measures implemented to combat it resulted in a painful slowdown in which the aggregate eurozone unemployment rate climbed to 11.3%—the highest level experienced since the currency union was formed more than a decade ago.

A third factor may have weighed on U.S. economic activity in the second quarter of 2012: the unchecked approach of the major tax increases and scheduled spending sequestrations that together have been dubbed the fiscal cliff. The cumulative drag of substantial across-the-board increases in tax rates for ordinary and capital income, the expiration of the payroll tax “holiday,”

and the spending reductions written into current law could reduce gross domestic product by as much as 5% in the absence of mitigating legislation. For an economy struggling to maintain even a 2% rate of growth, such a drag on GDP could be devastating.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Government Securities Fund	9

The Fed stood alone.

With fiscal policy in gridlock, monetary policy remained the only available tool to combat economic weakness. The Federal Open Market Committee (FOMC) acknowledged as much at the conclusion of its June 20, 2012 meeting, issuing a statement that promised more intervention in the Treasury market in an attempt to further ease financial conditions. In a continuation of the program first launched last year, the central bank pledged to sell some of its current holdings of Treasuries with relatively short remaining terms and to redeploy the proceeds into intermediate- and longer-maturity Treasuries. As the FOMC statement explained, the objective of this effort is to “put downward pressure on longer-term interest rates and help to make broader financial conditions more accommodative.”

The decision to ease policy further was driven by a downgrade in the Federal Reserve’s (Fed) expectations for intermediate-term growth and employment. A moderate core inflation rate, falling commodity prices, and stable inflation expectations have allowed the Fed to pursue a highly accommodative posture for more than three years. The monetary authorities continued to forecast that policy will remain highly accommodative for many quarters to come.

The yield curve flattened and spreads generally narrowed.

In accord with the Fed’s explicit objective, interest rates fell to new generational lows over the past 12 months, with the biggest drop occurring in the yields of long-maturity bonds. The 30-year Treasury offered a yield of 2.68% as of August 31, 2012—sharply below the 3.59% yield available 12 months ago. The yields on intermediate-maturity bonds also declined, though by roughly half as much. Short-term rates—close to zero since December 2008—were little changed.

Corporate bond yield spreads versus Treasuries contracted significantly during the period, generating relative performance that was substantially superior to government bonds. The Fund maintained a large commitment to the corporate bond sector throughout the past 12 months. Securitized assets—mortgage-backed securities and asset-backed securities—generated incremental returns for the Fund as spreads in these sectors also narrowed. Defensive holdings of cash equivalents detracted modestly from performance as the yield on overnight investments remained extremely low.

The Fund is positioned for highly accommodative monetary policy and tepid growth

Having underperformed expectations for the past five months, we believe the U.S. economy will face significant obstacles during the remainder of 2012 that make substantial acceleration unlikely. We believe Europe will continue to be a drag on global growth and a drain on the profitability of U.S.-based multinationals. In addition, we believe that election-year political paralysis will make it difficult to avoid significant cuts to federal spending associated with the fiscal cliff. These factors, and the still-lingering pain of the burst credit bubble, are likely to inspire an increasing degree of caution among both businesses and consumers. For all the above-listed reasons, tepid growth remains our base-case scenario. We believe the economy may struggle to achieve even 2% growth unless Europe unexpectedly improves or the political logjam is creatively broken before the November elections. A drop in commodity prices, especially gasoline, could brighten the outlook.

Portfolio allocation[8] as of August 31, 2012

With interest-rate policy persistently stable, relatively generous coupon payments from fixed income securities generated positive returns for most of 2012 and appeared poised to do the same in upcoming months, in our opinion. Nonetheless, we are somewhat cautious of the global credit market risks stemming primarily from Europe, but also from languid growth expectations in China and muddling growth in the U.S. Consequently, we prefer to focus on higher-quality securities while continuing to hold issues with compelling yield carry, particularly in select areas of the CMBS, covered bond, and CMO sectors. Looking forward, we intend to continue evaluating opportunities to add yield from the spread sectors, particularly in MBS pass-throughs, CMBS, ABS, and CMOs. We expect to maintain our overall overweights to these spread sectors to generate additional income—one of the primary objectives of the Fund. We intend, however, to move opportunistically to reduce allocations if we believe that valuations become extreme.

Please see footnotes on page 7.

10	Wells Fargo Advantage Government Securities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,024.57	$4.38	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.37	0.86%
Class B
Actual	$1,000.00	$1,020.72	$8.18	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.16	1.61%
Class C
Actual	$1,000.00	$1,020.72	$8.18	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.16	1.61%
Administrator Class
Actual	$1,000.00	$1,025.68	$3.26	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.25	0.64%
Institutional Class
Actual	$1,000.00	$1,026.52	$2.45	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44	0.48%
Investor Class
Actual	$1,000.00	$1,024.39	$4.53	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.52	0.89%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	11

The Summary Portfolio of Investments shows the Fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the Fund’s total net assets as of the report date. The remaining securities held by the Fund are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/govtsecurities.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 57.81%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes Series 2010-S1 Class 1A ± 144A	0.80%	2-25-48	$17,880,129	$17,916,962	0.82%
FHLMC	0.28-14.00	11-1-12 to 7-25-43	81,482,161	87,133,513	3.97
FHLMC %%	3.50	9-1-42	75,665,000	80,074,847	3.65
FHLMC %%	4.00	9-1-42	29,010,000	31,027,100	1.41
FHLMC	5.50	7-1-35	18,951,554	20,897,909	0.95
FHLMC	5.50	12-1-38	22,929,483	25,055,083	1.14
FNMA (a)¤	0.00	11-1-12	15,675,000	15,668,791	0.71
FNMA	0.44-12.00	12-1-12 to 8-25-47	265,760,870	294,090,118	13.40
FNMA «	1.75	5-30-19	19,000,000	19,707,883	0.90
FNMA	2.38	1-13-22	10,415,000	10,953,351	0.50
FNMA %%	3.00	9-1-42	15,175,000	15,748,805	0.72
FNMA %%	4.00	9-1-27	16,840,000	18,018,800	0.82
FNMA %%	4.00	9-1-42	96,690,000	103,669,809	4.73
FNMA	4.15	7-1-14	10,546,501	11,053,661	0.50
FNMA %%	4.50	9-1-27	15,000,000	16,185,938	0.74
FNMA%%	4.50	9-1-41	108,107,000	116,992,044	5.33
FNMA %%	5.00	9-1-27	16,840,000	18,266,138	0.83
FNMA	5.00	8-1-40	12,917,696	14,235,665	0.65
FNMA	5.00	8-1-40	69,332,871	76,508,728	3.49
FNMA	5.12	1-1-17	11,700,000	13,235,446	0.60
FNMA	5.50	6-1-34	17,477,074	19,341,237	0.88
FNMA	6.00	8-1-38	12,120,912	13,362,633	0.61
FNMA %%	6.00	9-1-41	27,080,000	29,843,005	1.36
FNMA Grantor Trust Series 2003-T1 Class B	4.49	11-25-12	15,565,000	15,643,992	0.71
GNMA	0.00-14.00	1-15-13 to 2-16-50	344,794,631	29,610,840	1.35
GNMA %%	4.50	9-1-42	57,530,000	63,651,549	2.90
GNMA	5.00	7-20-40	15,029,989	16,766,733	0.76
GNMA Series 2006-32 Class C ±	5.47	11-16-38	12,510,000	14,184,351	0.65
GNMA Series 2006-68 Class D ±	5.31	12-16-37	12,520,000	14,048,730	0.64
GNMA Series II %%	4.00	9-1-42	28,855,000	31,668,363	1.44
Other securities				14,041,316	0.65

Total Agency Securities (Cost $1,235,685,444)				1,268,603,340	57.81

Municipal Obligations: 0.40%

Arkansas: 0.01%
Other securities				163,426	0.01

Texas: 0.39%
Other securities				8,558,277	0.39

Total Municipal Obligations (Cost $7,265,355)				8,721,703	0.40

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Government Securities Fund	Summary portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Non-Agency Mortgage Backed Securities: 4.12%
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 ±	5.92%	3-15-49	$10,188,000	$11,725,716	0.53%
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43	10-15-49	11,280,000	12,914,743	0.59
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-31	13,165,000	14,725,500	0.67
Other securities				50,955,635	2.33

Total Non-Agency Mortgage Backed Securities (Cost $88,018,833)				90,321,594	4.12

U.S. Treasury Securities: 26.53%
U.S. Treasury Bond	3.75	8-15-41	32,750,000	40,323,438	1.84
U.S. Treasury Bond	4.38	5-15-41	12,835,000	17,493,707	0.80
U.S. Treasury Bond	4.50	2-15-36	18,650,000	25,498,056	1.16
U.S. Treasury Bond	4.63	2-15-40	26,115,000	36,846,646	1.68
U.S. Treasury Bond	5.38	2-15-31	9,690,000	14,294,262	0.65
U.S. Treasury Bond	6.25	8-15-23	25,060,000	36,689,394	1.67
U.S. Treasury Bond	7.25	8-15-22	20,950,000	32,190,974	1.47
U.S. Treasury Note	0.25	1-31-14	28,380,000	28,395,524	1.29
U.S. Treasury Note	0.25	8-15-15	29,690,000	29,652,888	1.35
U.S. Treasury Note	0.38	3-15-15	82,035,000	82,265,682	3.75
U.S. Treasury Note	0.50	10-15-14	91,300,000	91,799,320	4.18
U.S. Treasury Note «	0.50	7-31-17	67,810,000	67,539,845	3.08
U.S. Treasury Note	0.63	4-30-13	11,450,000	11,484,442	0.52
U.S. Treasury Note	1.88	10-31-17	8,780,000	9,330,805	0.43
U.S. Treasury Note	2.00	11-15-21	44,730,000	46,938,544	2.14
U.S. Treasury Note	2.25	7-31-18	10,610,000	11,508,540	0.52

Total U.S. Treasury Securities (Cost $548,721,048)				582,252,067	26.53

Yankee Corporate Bonds and Notes: 5.89%

Financials: 5.89%

Commercial Banks: 5.89%
Bank Nederlandse Gemeenten 144A	2.50	1-11-16	23,310,000	24,256,386	1.11
Bank of Nova Scotia 144A	1.65	10-29-15	13,235,000	13,659,844	0.62
Bank of Nova Scotia 144A	2.15	8-3-16	10,300,000	10,823,425	0.49
Landwirtsch Rentenbank	2.50	2-15-16	14,125,000	14,979,563	0.68
Swedbank Hypotek 144A	2.13	8-31-16	12,110,000	12,561,933	0.57
Westpac Banking Corporation 144A	1.90	12-14-12	13,660,000	13,713,452	0.63
Other securities				39,206,904	1.79

Total Yankee Corporate Bonds and Notes (Cost $124,692,717)				129,201,507	5.89

Other: 0.06%
Other securities				1,320,593	0.06

Total Other (Cost $555,622)				1,320,593	0.06

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	13

Security name	Yield		Shares	Value	Percent of net assets

Short-Term Investments: 33.53%

Investment Companies: 33.50%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (u)(l) ##	0.01%		658,113,088	$658,113,088	29.99%
Wells Fargo Securities Lending Cash Investments, LLC (u)(l) (r) (v)	0.19		77,009,648	77,009,648	3.51

				735,122,736	33.50

	Interest rate	Maturity date	Principal

U.S. Treasury Securities: 0.03%
U.S. Treasury Bill #(z)	0.07	9-27-12	$700,000	699,962	0.03

Total Short-Term Investments (Cost $735,822,693)				735,822,698	33.53

Total investments in securities (Cost $2,740,761,712)*				2,816,243,502	128.34
Other assets and liabilities, net				(621,886,168)	(28.34)

Total net assets				$2,194,357,334	100.00%

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

%%	Security issued on a when-issued basis

¤	Security issued in zero coupon form with no periodic interest payments.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $2,746,686,790 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$91,425,873
Gross unrealized depreciation	(21,869,161)

Net unrealized appreciation	$69,556,712

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Government Securities Fund	Statement of assets and liabilities—August 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$2,081,120,766
In affiliated securities, at value (see cost below)	735,122,736

Total investments, at value (see cost below)	2,816,243,502
Principal paydown receivable	75,578
Receivable for Fund shares sold	1,392,308
Receivable for interest	6,403,772
Receivable for daily variation margin on open futures contracts	395,098
Receivable for securities lending income	5,350
Prepaid expenses and other assets	27,119

Total assets	2,824,542,727

Liabilities
Dividends payable	360,289
Payable for investments purchased	544,768,860
Payable for Fund shares redeemed	5,853,215
Payable upon receipt of securities loaned	77,565,270
Advisory fee payable	654,082
Distribution fees payable	55,493
Due to other related parties	365,126
Accrued expenses and other liabilities	563,058

Total liabilities	630,185,393

Total net assets	$2,194,357,334

NET ASSETS CONSIST OF
Paid-in capital	$2,126,454,476
Overdistributed net investment income	(395,206)
Accumulated net realized losses on investments	(7,985,905)
Net unrealized gains on investments	76,283,969

Total net assets	$2,194,357,334

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$258,328,887
Shares outstanding – Class A	22,500,402
Net asset value per share – Class A	$11.48
Maximum offering price per share – Class A2	$12.02
Net assets – Class B	$4,726,906
Shares outstanding – Class B	411,790
Net asset value per share – Class B	$11.48
Net assets – Class C	$75,244,497
Shares outstanding – Class C	6,554,621
Net asset value per share – Class C	$11.48
Net assets – Administrator Class	$436,577,557
Shares outstanding – Administrator Class	38,042,428
Net asset value per share – Administrator Class	$11.48
Net assets – Institutional Class	$778,918,659
Shares outstanding – Institutional Class	67,902,842
Net asset value per share – Institutional Class	$11.47
Net assets – Investor Class	$640,560,828
Shares outstanding – Investor Class	55,759,408
Net asset value per share – Investor Class	$11.49

Investments in unaffiliated securities, at cost	$2,005,638,976

Investments in affiliated securities, at cost	$735,122,736

Total investments, at cost	$2,740,761,712

Securities on loan, at value	$76,256,595

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2012	Wells Fargo Advantage Government Securities Fund	15

Investment income
Interest	$47,058,961
Securities lending income, net	143,769
Income from affiliated securities	50,898

Total investment income	47,253,628

Expenses
Advisory fee	7,937,033
Administration fees
Fund level	1,079,851
Class A	431,755
Class B	9,584
Class C	110,764
Administrator Class	359,392
Institutional Class	625,183
Investor Class	1,280,158
Shareholder servicing fees
Class A	674,617
Class B	14,975
Class C	173,069
Administrator Class	885,492
Investor Class	1,684,418
Distribution fees
Class B	44,925
Class C	519,207
Custody and accounting fees	137,996
Professional fees	57,121
Registration fees	90,888
Shareholder report expenses	257,433
Trustees’ fees and expenses	12,173
Other fees and expenses	73,954

Total expenses	16,459,988
Less: Fee waivers and/or expense reimbursements	(915,823)

Net expenses	15,544,165

Net investment income	31,709,463

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	57,547,541
Futures transactions	3,072,475

Net realized gains on investments	60,620,016

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,279,458
Futures transactions	797,165

Net change in unrealized gains (losses) on investments	4,076,623

Net realized and unrealized gains (losses) on investments	64,696,639

Net increase in net assets resulting from operations	$96,406,102

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Government Securities Fund	Statement of changes in net assets

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$31,709,463		$54,069,018
Net realized gains on investments		60,620,016		41,311,018
Net change in unrealized gains (losses) on investments		4,076,623		(24,528,273)

Net increase in net assets resulting from operations		96,406,102		70,851,763

Distributions to shareholders from
Net investment income
Class A		(4,040,195)		(8,922,685)
Class B		(50,661)		(209,776)
Class C		(476,136)		(1,391,847)
Administrator Class		(5,658,571)		(12,614,930)
Institutional Class		(14,603,780)		(23,113,683)
Investor Class		(9,958,161)		(24,546,230)
Net realized gains
Class A		(1,482,998)		0
Class B		(37,056)		0
Class C		(358,176)		0
Administrator Class		(1,606,587)		0
Institutional Class		(4,364,227)		0
Investor Class		(3,776,055)		0

Total distributions to shareholders		(46,412,603)		(70,799,151)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,544,552	40,015,421	1,994,278	21,916,728
Class B	51,602	582,626	44,410	492,586
Class C	2,576,986	29,077,727	1,814,121	20,009,882
Administrator Class	25,800,176	290,085,809	42,444,351	466,051,052
Institutional Class	26,356,744	297,036,573	39,552,223	435,595,163
Investor Class	10,776,003	121,728,409	21,217,913	234,732,980

		778,526,565		1,178,798,391

Reinvestment of distributions
Class A	413,930	4,667,606	661,776	7,275,643
Class B	5,945	66,857	14,450	158,713
Class C	25,397	285,651	45,777	503,112
Administrator Class	499,795	5,635,912	771,409	8,476,508
Institutional Class	1,457,174	16,426,421	1,779,094	19,540,860
Investor Class	1,163,914	13,133,042	1,922,418	21,145,957

		40,215,489		57,100,793

Payment for shares redeemed
Class A	(5,524,740)	(62,538,809)	(7,866,690)	(86,331,974)
Class B	(276,649)	(3,121,669)	(457,969)	(5,016,817)
Class C	(1,264,848)	(14,296,158)	(1,981,055)	(21,699,976)
Administrator Class	(12,873,292)	(145,922,850)	(51,432,220)	(561,733,378)
Institutional Class	(23,941,321)	(270,366,632)	(24,993,054)	(275,257,423)
Investor Class	(16,524,757)	(186,812,058)	(65,432,945)	(719,783,492)

		(683,058,176)		(1,669,823,060)

Net increase (decrease) in net assets resulting from capital share transactions		135,683,878		(433,923,876)

Total increase (decrease) in net assets		185,677,377		(433,871,264)

Net assets
Beginning of period		2,008,679,957		2,442,551,221

End of period		$2,194,357,334		$2,008,679,957

Overdistributed net investment income		$(395,206)		$(386,126)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	17

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009[2]	2008[2]
Net asset value, beginning of period	$11.23	$11.16	$10.89	$10.71	$10.45	$10.22
Net investment income	0.15	0.25	0.06 [3]	0.29	0.39 [3]	0.48
Net realized and unrealized gains (losses) on investments	0.33	0.16	0.30	0.39	0.34	0.25

Total from investment operations	0.48	0.41	0.36	0.68	0.73	0.73
Distributions to shareholders from
Net investment income	(0.17)	(0.34)	(0.09)	(0.41)	(0.44)	(0.50)
Net realized gains	(0.06)	0.00	0.00	(0.09)	(0.03)	0.00

Total distributions to shareholders	(0.23)	(0.34)	(0.09)	(0.50)	(0.47)	(0.50)
Net asset value, end of period	$11.48	$11.23	$11.16	$10.89	$10.71	$10.45
Total return[4]	4.35%	3.75%	3.29%	6.48%	7.17%	7.21%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.86%	0.89%	0.90%	1.03%
Net expenses	0.86%	0.85%	0.86%	0.89%	0.90%	0.90%
Net investment income	1.35%	2.31%	2.10%	2.71%	3.65%	4.54%
Supplemental data
Portfolio turnover rate	327%	268%	89%	194%	368%	263%
Net assets, end of period (000’s omitted)	$258,329	$270,253	$326,800	$174,781	$181,342	$71,233

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS B	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$11.23	$11.16	$10.89	$10.70	$10.32
Net investment income	0.08 [3]	0.15	0.04 [3]	0.24 [3]	0.27 [3]
Net realized and unrealized gains (losses) on investments	0.31	0.17	0.30	0.37	0.45

Total from investment operations	0.39	0.32	0.34	0.61	0.72
Distributions to shareholders from
Net investment income	(0.08)	(0.25)	(0.07)	(0.33)	(0.31)
Net realized gains	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.14)	(0.25)	(0.07)	(0.42)	(0.34)
Net asset value, end of period	$11.48	$11.23	$11.16	$10.89	$10.70
Total return[4]	3.57%	2.98%	3.10%	5.80%	7.00%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.60%	1.60%	1.63%	1.65%
Net expenses	1.61%	1.60%	1.60%	1.63%	1.65%
Net investment income	0.68%	1.55%	1.29%	2.09%	2.94%
Supplemental data
Portfolio turnover rate	327%	268%	89%	194%	368%
Net assets, end of period (000’s omitted)	$4,727	$7,083	$11,495	$2,159	$5,297

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Class commenced operations on July 18, 2008.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	19

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$11.23	$11.16	$10.89	$10.70	$10.45	$10.22
Net investment income	0.07	0.17	0.04 [2]	0.23	0.30 [2]	0.39
Net realized and unrealized gains (losses) on investments	0.32	0.15	0.30	0.38	0.35	0.25

Total from investment operations	0.39	0.32	0.34	0.61	0.65	0.64
Distributions to shareholders from
Net investment income	(0.08)	(0.25)	(0.07)	(0.33)	(0.37)	(0.41)
Net realized gains	(0.06)	0.00	0.00	(0.09)	(0.03)	0.00

Total distributions to shareholders	(0.14)	(0.25)	(0.07)	(0.42)	(0.40)	(0.41)
Net asset value, end of period	$11.48	$11.23	$11.16	$10.89	$10.70	$10.45
Total return[3]	3.57%	2.98%	3.09%	5.78%	6.28%	6.36%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.60%	1.61%	1.64%	1.63%	1.77%
Net expenses	1.61%	1.60%	1.61%	1.64%	1.63%	1.70%
Net investment income	0.55%	1.56%	1.35%	1.89%	2.78%	3.69%
Supplemental data
Portfolio turnover rate	327%	268%	89%	194%	368%	263%
Net assets, end of period (000’s omitted)	$75,244	$58,576	$59,580	$34,927	$21,783	$2,595

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$11.23	$11.16	$10.89	$10.70	$10.45	$10.22
Net investment income	0.17 [2]	0.27 [2]	0.06 [2]	0.32	0.41 [2]	0.49
Net realized and unrealized gains (losses) on investments	0.33	0.16	0.30	0.39	0.34	0.26

Total from investment operations	0.50	0.43	0.36	0.71	0.75	0.75
Distributions to shareholders from
Net investment income	(0.19)	(0.36)	(0.09)	(0.43)	(0.47)	(0.52)
Net realized gains	(0.06)	0.00	0.00	(0.09)	(0.03)	0.00

Total distributions to shareholders	(0.25)	(0.36)	(0.09)	(0.52)	(0.50)	(0.52)
Net asset value, end of period	$11.48	$11.23	$11.16	$10.89	$10.70	$10.45
Total return[3]	4.57%	3.97%	3.34%	6.78%	7.28%	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.74%	0.79%	0.81%	0.81%	0.85%
Net expenses	0.64%	0.64%	0.67%	0.70%	0.70%	0.70%
Net investment income	1.49%	2.50%	2.30%	2.90%	3.86%	4.72%
Supplemental data
Portfolio turnover rate	327%	268%	89%	194%	368%	263%
Net assets, end of period (000’s omitted)	$436,578	$276,334	$366,430	$243,760	$266,579	$123,993

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	21

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$11.22	$11.15	$10.88	$10.70	$10.44	$10.21
Net investment income	0.19 [2]	0.30	0.07 [2]	0.32 [2]	0.44 [2]	0.52
Net realized and unrealized gains (losses) on investments	0.33	0.15	0.30	0.41	0.34	0.25

Total from investment operations	0.52	0.45	0.37	0.73	0.78	0.77
Distributions to shareholders from
Net investment income	(0.21)	(0.38)	(0.10)	(0.46)	(0.49)	(0.54)
Net realized gains	(0.06)	0.00	0.00	(0.09)	(0.03)	0.00

Total distributions to shareholders	(0.27)	(0.38)	(0.10)	(0.55)	(0.52)	(0.54)
Net asset value, end of period	$11.47	$11.22	$11.15	$10.88	$10.70	$10.44
Total return[3]	4.74%	4.14%	3.39%	6.92%	7.62%	7.66%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.52%	0.52%	0.54%	0.56%	0.59%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.71%	2.71%	2.52%	3.06%	4.14%	4.96%
Supplemental data
Portfolio turnover rate	327%	268%	89%	194%	368%	263%
Net assets, end of period (000’s omitted)	$778,919	$718,411	$531,890	$463,726	$313,486	$326,015

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$11.24	$11.17	$10.90	$10.71	$10.46	$10.22
Net investment income	0.15 [2]	0.25 [2]	0.06 [2]	0.29	0.39 [2]	0.47
Net realized and unrealized gains (losses) on investments	0.33	0.15	0.30	0.40	0.33	0.26

Total from investment operations	0.48	0.40	0.36	0.69	0.72	0.73
Distributions to shareholders from
Net investment income	(0.17)	(0.33)	(0.09)	(0.41)	(0.44)	(0.49)
Net realized gains	(0.06)	0.00	0.00	(0.09)	(0.03)	0.00

Total distributions to shareholders	(0.23)	(0.33)	(0.09)	(0.50)	(0.47)	(0.49)
Net asset value, end of period	$11.49	$11.24	$11.17	$10.90	$10.71	$10.46
Total return[3]	4.31%	3.72%	3.28%	6.53%	7.02%	7.26%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.88%	0.90%	0.94%	0.94%	1.16%
Net expenses	0.89%	0.88%	0.90%	0.94%	0.94%	0.95%
Net investment income	1.33%	2.25%	2.10%	2.66%	3.65%	4.48%
Supplemental data
Portfolio turnover rate	327%	268%	89%	194%	368%	263%
Net assets, end of period (000’s omitted)	$640,561	$678,022	$1,146,356	$1,024,088	$1,134,770	$869,009

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	25

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to certain distributions paid. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$3,068,961	$(3,068,961)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $38,122,354, with $10,703,099 expiring in 2015; $3,431,622 expiring in 2016; and $23,987,633 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Agency securities	$0	$1,268,465,503	$137,837	$1,268,603,340

Municipal obligations	0	8,721,703	0	8,721,703

Non-agency mortgage backed securities	0	90,321,594	0	90,321,594

U.S. Treasury securities	582,252,067	0	0	582,252,067

Yankee corporate bonds and notes	0	129,201,507	0	129,201,507

Other	0	0	1,320,593	1,320,593

Short-term investments
Investment companies	658,113,088	77,009,648	0	735,122,736
U.S. Treasury securities	699,962	0	0	699,962
	$1,241,065,117	$1,573,719,955	$1,458,430	$2,816,243,502

Further details on the major security types listed above can be found in the Summary Portfolio of Investments.

As of August 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$802,179	$0	$0	$802,179

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	27

increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 0.64% for Administrator Class, 0.48% for Institutional Class, and 0.90% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $25,053 from the sale of Class A shares and $4,580, $3,430 and $1,164 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,906,014,623	$170,226,244	$6,663,498,187	$206,536,704

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2012, the Fund entered into futures contracts to speculate on interest rates and to help shorten or lengthen the duration of the portfolio.

At August 31, 2012, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2012	Unrealized gains (losses)
12-19-12	437 Long	10-Year U.S. Treasury Notes	$58,435,094	$542,005
12-31-12	676 Long	5-Year U.S. Treasury Notes	84,272,907	294,060
12-31-12	195 Short	2-Year U.S. Treasury Notes	43,012,735	(33,886)

The Fund had an average notional amount of $75,487,502 and $57,422,171 in long futures contracts and short futures contracts, respectively, during the year ended August 31, 2012.

On August 31, 2012, the cumulative unrealized gains on futures contracts in the amount of $802,179 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains on futures contracts are reflected in the Statement of Operations.

28	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $991 in commitment fees.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Year ended August 31,
	2012	2011
Ordinary income	$43,367,579	$70,799,151
Long-term capital gain	3,045,024	0

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$16,326,050	$19,735,477	$70,358,891	$(38,122,354)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Government Securities Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Government Securities Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Government Securities Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

30	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $3,045,024 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2012.

For the fiscal year ended August 31, 2012, $29,355,987 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2012, $11,427,697 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Government Securities Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of or higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Lipper General U.S. Government Funds Index, for the longer-term periods under review.

34	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group, except for the Investor Class and Class A.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	35

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Government Securities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211730 10-12 A216/AR216 08-12

Wells Fargo Advantage High Income Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Income Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Income Fund	3

Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage High Income Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

This page is intentionally left blank.

6	Wells Fargo Advantage High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA

Thomas M. Price, CFA

Michael J. Schueller, CFA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SHBAX)	2-29-00	8.21	6.77	8.72	13.30	7.76	9.22	1.02	0.91
Class B (WFNBX)*	7-18-08	7.46	6.64	8.68	12.46	6.95	8.68	1.77	1.66
Class C (WFNCX)	7-18-08	11.47	6.95	8.43	12.47	6.95	8.43	1.77	1.66
Administrator Class (WFNDX)	7-30-10	–	–	–	13.36	7.88	9.49	0.96	0.81
Institutional Class (SHYYX)	7-31-01	–	–	–	13.69	8.20	9.82	0.69	0.51
Investor Class (STHYX)	12-28-95	–	–	–	13.24	7.72	9.26	1.05	0.94
Barclays U.S. Corporate High Yield Bond Index[4]	–	–	–	–	13.89	9.60	10.68	–	–

* Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage High Income Fund	7

Growth of $10,000 investment[5] as of August 31, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for the Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 0.80% for Administrator Class, 0.50% for Institutional Class and 0.93% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Barclays U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8	Wells Fargo Advantage High Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 13.30% for the 12-month period that ended August 31, 2012. During the same period, the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index,
returned 13.89%.

■	The Fund underperformed its benchmark because of its underweight position in the CCC-rated segment of the market.

■

We expect default rates to remain below average through 2013, but we don’t believe the additional yield on CCC-rated bonds compensates for potential price declines given current economic and financial system conditions.

The Fund remained conservatively positioned.

The slow U.S. economic recovery continued during the 12-month period that ended August 31, 2012. Employment gains were modest, reflecting cautious hiring, while consumer price inflation was restrained, mainly reflecting lower energy prices. Housing starts made a new high for the recovery but remained severely depressed because of the large inventory of foreclosed and distressed properties. Concerns about the fiscal and banking situations in Europe were offset by highly accommodative monetary policy and the continued fundamental strength of most high-yield companies’ balance sheets and liquidity positions. However, we remain concerned that many of the CCC-rated credits continue to be over-levered and will require stronger economic growth to improve their credit profiles.

Our expectation as we entered the period was that returns would be primarily driven by income, as the average price on high-yield bonds was $98, leaving minimal room for appreciation. We did not expect significant depreciation because we believe that most companies were positioned to handle the sluggish economic growth after improving their balance sheets and extending their debt maturities.

Ten largest long-term holdings[6] (%) as of August 31, 2012
Harrah’s Entertainment Corporation, 3.24%, 1-28-15	1.13
Limited Brands Incorporated, 6.63%, 4-1-21	0.87
Cooper-Standard Holdings Incorporated, 8.50%, 5-1-18	0.83
CITGO Petroleum Corporation, 11.50%, 7-1-17	0.82
HealthSouth Corporation, 8.13%, 2-15-20	0.81
United Rentals North America Incorporated, 8.38%, 9-15-20	0.80
Deluxe Corporation, 7.00%, 3-15-19	0.79
Masco Corporation, 5.95%, 3-15-22	0.77
Regency Energy Partners, 6.88%, 12-1-18	0.77
International Lease Finance Corporation, 8.25%, 12-15-20	0.77

We maintained a disciplined credit selection.

Throughout the period, we remained disciplined in our security selection. Our views led us to favor BB-rated and B-rated credits while remaining underweight in CCC-rated credits in order to generate income for the Fund while avoiding the potential downside risk of CCC-rated securities. We did add to our CCC-rated positions early in the period, as economic conditions seemed to be improving and monetary policy continued to support demand for the high-yield market. Within the Barclays U.S. Corporate High Yield Bond Index, BB-rated and B-rated credits returned 13.63% and 13.77%, respectively, and CCC-rated credits returned 14.77%, which is what contributed to our underperformance versus the benchmark.

From an industry perspective, the portfolio benefited from overweights in automotive, construction machinery, health care, and refining and underweights in electric utilities and packaging. Our underweight positions in banking, home construction, and wireless and our average cash balance of 6% detracted from performance.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage High Income Fund	9

Credit quality[7] as of August 31, 2012

We continue to prefer the risk/reward trade-off in higher-rated credits.

After the rally in prices experienced in the summer of 2012, we believe the higher-quality portion of the high-yield market offers relatively attractive investment opportunities. In our estimation, balance sheets and liquidity were—and continue to be—in good shape at the end of the period and are notably better than they were prior to the 2008 credit crisis. Default rates remained at levels below historical averages and are projected to remain low until at least 2014. Yields have been attractive compared with most other options in the fixed-income market. However, we believe the probability of economic weakness has increased over the past several months and that the high-yield market is likely to experience price pressure if economic growth slows meaningfully.

Since June 2012, average prices on high-yield bonds generally increased and approached all-time highs. CCC-rated bonds are most at risk of trading down if the economy weakens or the market reacts negatively to the European sovereign debt situation. Therefore, we believe that it remains prudent to continue to position conservatively within the high-yield market by continuing to underweight CCC-rated credits and look for opportunities in BB-rated and B-rated credits.

Please see footnotes on page 7.

10	Wells Fargo Advantage High Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetic al examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,048.87	$4.64	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Class B
Actual	$1,000.00	$1,044.94	$8.48	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000.00	$1,044.95	$8.48	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36	1.65%
Administrator Class
Actual	$1,000.00	$1,049.23	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	0.80%
Institutional Class
Actual	$1,000.00	$1,050.78	$2.58	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%
Investor Class
Actual	$1,000.00	$1,048.64	$4.79	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72	0.93%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes : 79.36%

Consumer Discretionary : 22.07%

Auto Components : 4.37%
American Axle & Manufacturing Incorporated «	7.75%	11-15-19	$5,000,000	$5,468,747
Cooper-Standard Holdings Incorporated	8.50	5-1-18	6,415,000	6,952,256
Dana Holding Corporation	6.75	2-15-21	4,000,000	4,310,000
Delphi Corporation	6.13	5-15-21	5,250,000	5,775,000
Lear Corporation	8.13	3-15-20	2,700,000	3,037,500
Tenneco Automotive Incorporated	7.75	8-15-18	3,000,000	3,270,000
TRW Automotive Incorporated 144A	7.25	3-15-17	4,390,000	5,015,575
TRW Automotive Incorporated 144A	8.88	12-1-17	2,500,000	2,781,250

				36,610,328

Automobiles : 0.74%
Ford Motor Company	7.45	7-16-31	5,000,000	6,175,000

Diversified Consumer Services : 1.18%
Service Corporation International	7.00	6-15-17	3,790,000	4,320,600
Service Corporation International	7.50	4-1-27	200,000	209,750
Stewart Enterprises Incorporated	6.50	4-15-19	5,000,000	5,300,000

				9,830,350

Hotels, Restaurants & Leisure : 3.76%
Caesars Entertainment Incorporated 144A	8.50	2-15-20	1,000,000	986,250
CKE Restaurants Incorporated	11.38	7-15-18	4,192,000	4,826,040
MGM Resorts International Company 144A	8.63	2-1-19	1,000,000	1,065,000
Penn National Gaming Incorporated	8.75	8-15-19	3,750,000	4,185,938
Seminole Indian Tribe of Florida 144A	7.75	10-1-17	4,900,000	5,390,000
Shingle Springs Tribal Gaming Authority 144A	9.38	6-15-15	4,050,000	3,310,875
Tunica-Biloxi Gaming Authority 144A	9.00	11-15-15	6,260,000	5,602,700
Yonkers Racing Corporation 144A	11.38	7-15-16	5,770,000	6,116,200

				31,483,003

Media : 7.60%
CCO Holdings LLC	6.50	4-30-21	2,000,000	2,145,000
CCO Holdings LLC	6.63	1-31-22	2,000,000	2,165,000
CCO Holdings LLC	7.00	1-15-19	5,000,000	5,437,500
Cequel Communications Holdings 144A	8.63	11-15-17	5,000,000	5,368,750
Cinemark USA Incorporated	8.63	6-15-19	5,500,000	6,160,000
Clear Channel Communications Incorporated	9.00	3-1-21	7,250,000	6,216,875
Clear Channel Worldwide Holdings Incorporated	7.63	3-15-20	1,750,000	1,697,500
DISH DBS Corporation	6.75	6-1-21	2,000,000	2,130,000
DISH DBS Corporation	7.88	9-1-19	4,500,000	5,169,375
Intelsat Jackson Holdings Limited	8.50	11-1-19	5,025,000	5,552,625
LBI Media Incorporated 144A	9.25	4-15-19	6,000,000	5,460,000
National CineMedia LLC 144A	6.00	4-15-22	3,000,000	3,120,000
Regal Cinemas Corporation	8.63	7-15-19	5,000,000	5,562,500
Sirius XM Radio Incorporated 144A	8.75	4-1-15	3,500,000	3,990,000
Visant Corporation	10.00	10-1-17	3,500,000	3,465,000

				63,640,125

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Multiline Retail : 0.48%
Bon Ton Stores Incorporated 144A	10.63%	7-15-17	$5,000,000	$4,050,000

Specialty Retail : 2.58%
Limited Brands Incorporated	5.63	2-15-22	1,000,000	1,052,500
Limited Brands Incorporated	6.63	4-1-21	6,500,000	7,280,000
Party City Holdings Incorporated 144A	8.88	8-1-20	600,000	634,500
Sally Beauty Holdings Incorporated	5.75	6-1-22	1,000,000	1,076,250
Sally Beauty Holdings Incorporated	6.88	11-15-19	5,500,000	6,146,250
Toys “R” Us Property Company II LLC	8.50	12-1-17	5,000,000	5,412,500

				21,602,000

Textiles, Apparel & Luxury Goods : 1.36%
Hanesbrands Incorporated	6.38	12-15-20	5,000,000	5,425,000
Jones Group Incorporated «	6.88	3-15-19	5,000,000	4,950,000
Levi Strauss & Company	6.88	5-1-22	1,000,000	1,037,500

				11,412,500

Consumer Staples : 3.53%

Beverages : 0.56%
Constellation Brands Incorporated	7.25	9-1-16	3,700,000	4,218,000
Innovation Ventures LLC 144A	9.50	8-15-19	500,000	458,750

				4,676,750

Food & Staples Retailing : 0.47%
Albertsons Incorporated «	7.25	5-1-13	4,000,000	3,980,000

Food Products : 2.50%
Bumble Bee Acquisition Company 144A	9.00	12-15-17	3,802,000	3,887,545
Dean Foods Company	9.75	12-15-18	1,500,000	1,674,375
Del Monte Foods Company	7.63	2-15-19	4,000,000	3,995,000
JBS USA Finance Incorporated 144A	8.25	2-1-20	4,000,000	3,820,000
Pinnacle Foods Finance LLC	8.25	9-1-17	2,700,000	2,862,000
TreeHouse Foods Incorporated	7.75	3-1-18	4,305,000	4,692,450

				20,931,370

Energy : 13.11%

Energy Equipment & Services : 1.40%
Atwood Oceanics Incorporated	6.50	2-1-20	1,000,000	1,067,500
Gulfmark Offshore Incorporated 144A	6.38	3-15-22	4,000,000	4,080,000
Hercules Offshore Incorporated 144A	7.13	4-1-17	1,500,000	1,545,000
Key Energy Services Incorporated 144A	6.75	3-1-21	5,000,000	5,062,500

				11,755,000

Oil, Gas & Consumable Fuels : 11.71%
Arch Coal Incorporated «	7.25	6-15-21	3,000,000	2,707,500
Bill Barrett Corporation	7.63	10-1-19	1,600,000	1,664,000
Bill Barrett Corporation	9.88	7-15-16	5,000,000	5,512,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
BreitBurn Energy Partners LP	8.63%	10-15-20	$4,000,000	$4,300,000
Chesapeake Energy Corporation 144A	6.63	11-15-19	4,000,000	3,840,000
Chesapeake Energy Corporation «	6.63	8-15-20	2,000,000	2,055,000
Chesapeake Energy Corporation «	6.88	11-15-20	3,000,000	3,112,500
CITGO Petroleum Corporation 144A	11.50	7-1-17	6,000,000	6,900,000
Coffeyville Resources Refining & Marketing LLC 144A	9.00	4-1-15	1,575,000	1,677,375
Coffeyville Resources Refining & Marketing LLC 144A	10.88	4-1-17	3,750,000	4,200,000
Comstock Resources Incorporated	8.38	10-15-17	5,500,000	5,610,000
El Paso Corporation	6.50	9-15-20	3,500,000	3,978,958
Energy Transfer Equity LP	7.50	10-15-20	5,000,000	5,750,000
Energy XXI Gulf Coast Incorporated	9.25	12-15-17	4,000,000	4,460,000
HollyFrontier Corporation	9.88	6-15-17	3,250,000	3,566,875
James River Coal Company	7.88	4-1-19	5,000,000	2,968,750
Newfield Exploration Company	6.88	2-1-20	4,950,000	5,407,875
Peabody Energy Corporation 144A	6.00	11-15-18	1,000,000	1,022,500
Peabody Energy Corporation 144A	6.25	11-15-21	5,000,000	5,087,500
Penn Virginia Corporation «	10.38	6-15-16	4,200,000	4,200,000
Plains Exploration & Production Company	8.63	10-15-19	4,600,000	5,209,500
Quicksilver Resources Incorporated	11.75	1-1-16	2,000,000	1,960,000
Regency Energy Partners	6.88	12-1-18	6,000,000	6,480,000
SandRidge Energy Incorporated 144A	7.50	2-15-23	1,000,000	1,005,000
Targa Resources Partners Incorporated 144A	6.38	8-1-22	1,000,000	1,045,000
Targa Resources Partners Incorporated	6.88	2-1-21	4,000,000	4,300,000

				98,020,833

Financials : 7.36%

Commercial Banks : 0.47%
Regions Bank	7.50	5-15-18	3,350,000	3,902,750

Consumer Finance : 2.80%
Ally Financial Incorporated	5.50	2-15-17	1,500,000	1,560,345
Ally Financial Incorporated	6.25	12-1-17	2,000,000	2,161,304
Ally Financial Incorporated	8.00	3-15-20	5,500,000	6,435,000
Ford Motor Credit Company LLC	5.00	5-15-18	3,000,000	3,229,332
Ford Motor Credit Company LLC	5.88	8-2-21	5,000,000	5,525,520
SLM Corporation	8.00	3-25-20	4,000,000	4,530,000
				23,441,501

Diversified Financial Services : 3.47%
CIT Group Incorporated	4.25	8-15-17	1,000,000	1,014,253
CIT Group Incorporated	5.25	3-15-18	5,000,000	5,212,500
CIT Group Incorporated	5.38	5-15-20	3,000,000	3,123,750
CIT Group Incorporated 144A	6.63	4-1-18	3,500,000	3,801,875
CIT Group Incorporated 144A	7.00	5-2-16	2,887,404	2,894,622
Discover Financial Services 144A	5.20	4-27-22	5,200,000	5,530,866
International Lease Finance Corporation	6.25	5-15-19	1,000,000	1,045,000
International Lease Finance Corporation	8.25	12-15-20	5,500,000	6,444,840

				29,067,706

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Real Estate Management & Development : 0.62%
Ashtead Capital Incorporated 144A	6.50%	7-15-22	$5,000,000	$5,200,000

Health Care : 7.62%

Health Care Equipment & Supplies : 1.13%
Biomet Incorporated 144A	6.50	8-1-20	1,000,000	1,037,500
Biomet Incorporated	11.63	10-15-17	4,000,000	4,275,000
Hanger Orthopedic Group	7.13	11-15-18	4,000,000	4,170,000

				9,482,500

Health Care Providers & Services : 5.95%
Community Health Systems Incorporated	7.13	7-15-20	2,000,000	2,095,000
Davita Incorporated	6.63	11-1-20	4,000,000	4,270,000
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-19	2,500,000	2,671,875
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-22	2,500,000	2,656,250
Fresenius Medical Care Holdings Incorporated	6.88	7-15-17	3,000,000	3,420,000
HCA Incorporated	5.88	3-15-22	3,000,000	3,191,250
HCA Incorporated	7.25	9-15-20	4,550,000	5,041,969
HCA Incorporated	7.88	2-15-20	2,000,000	2,232,500
HCA Incorporated	8.50	4-15-19	1,000,000	1,127,500
Health Management Association 144A	7.38	1-15-20	2,000,000	2,140,000
HealthSouth Corporation	8.13	2-15-20	6,200,000	6,812,250
Lifepoint Hospitals Incorporated	6.63	10-1-20	3,750,000	4,017,188
Tenet Healthcare Corporation	6.25	11-1-18	4,000,000	4,342,500
Vanguard Health Holdings Incorporated LLC	7.75	2-1-19	3,000,000	3,127,500
Vanguard Health Holdings Incorporated LLC	8.00	2-1-18	2,500,000	2,625,000

				49,770,782

Pharmaceuticals : 0.54%
Mylan Incorporated 144A	7.88	7-15-20	4,000,000	4,520,000

Industrials : 10.34%

Aerospace & Defense : 1.64%
BE Aerospace Incorporated	5.25	4-1-22	4,500,000	4,691,250
Esterline Technologies Corporation	7.00	8-1-20	3,750,000	4,153,125
Spirit AeroSystems Holdings Incorporated	7.50	10-1-17	4,500,000	4,882,500

				13,726,875

Building Products : 2.10%
Beazer Homes USA Incorporated 144A	6.63	4-15-18	1,000,000	1,022,500
Griffon Corporation	7.13	4-1-18	4,500,000	4,719,375
Masco Corporation	5.95	3-15-22	6,000,000	6,482,910
Nortek Incorporated	8.50	4-15-21	5,000,000	5,312,500

				17,537,285

Commercial Services & Supplies : 2.04%
ACCO Brands Corporation 144A	6.75	4-30-20	750,000	793,125
Deluxe Corporation	7.00	3-15-19	6,300,000	6,622,875
Iron Mountain Incorporated	5.75	8-15-24	1,000,000	1,010,000
Libbey Glass Incorporated 144A	6.88	5-15-20	3,000,000	3,198,750
Swift Services Holdings Incorporated	10.00	11-15-18	5,000,000	5,487,500

				17,112,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Construction & Engineering : 0.69%
Great Lakes Dredge & Dock Company	7.38%	2-1-19	$4,000,000	$4,190,000
Meritage Homes Corporation	7.00	4-1-22	1,500,000	1,575,000

				5,765,000

Machinery : 2.36%
Briggs & Stratton Corporation	6.88	12-15-20	2,970,000	3,222,450
Manitowoc Company Incorporated	8.50	11-1-20	4,000,000	4,430,000
RSC Equipment Rental Incorporated	8.25	2-1-21	4,000,000	4,380,000
United Rentals Financing Escrow Corporation 144A	7.38	5-15-20	500,000	530,000
United Rentals Financing Escrow Corporation 144A	7.63	4-15-22	500,000	540,000
United Rentals North America Incorporated «	8.38	9-15-20	6,250,000	6,687,500

				19,789,950

Professional Services : 1.51%
Checkout Holdings Corporation 144A ¤	0.00	11-15-15	3,000,000	1,830,000
FTI Consulting Incorporated	6.75	10-1-20	5,900,000	6,298,250
West Corporation	7.88	1-15-19	2,000,000	1,980,000
West Corporation	8.63	10-1-18	2,500,000	2,537,500

				12,645,750

Information Technology : 0.36%

IT Services : 0.12%
Alliance Data Systems Corporation 144A	6.38	4-1-20	1,000,000	1,035,000

Semiconductors & Semiconductor Equipment : 0.12%
Advanced Micro Devices Incorporated 144A	7.50	8-15-22	1,000,000	985,000

Software : 0.12%
Nuance Communications Incorporated 144A	5.38	8-15-20	1,000,000	1,022,500

Materials : 4.80%

Chemicals : 0.42%
Polyone Corporation	7.38	9-15-20	2,250,000	2,458,125
Tronox Finance LLC Company 144A	6.38	8-15-20	1,000,000	1,010,000

				3,468,125

Containers & Packaging : 2.82%
Berry Plastics Corporation	9.75	1-15-21	5,500,000	6,091,250
BWAY Corporation	10.00	6-15-18	4,000,000	4,440,000
Reynolds Group Holdings	7.13	4-15-19	4,500,000	4,848,750
Reynolds Group Holdings	7.88	8-15-19	1,000,000	1,112,500
Reynolds Group Holdings	8.25	2-15-21	4,000,000	3,930,000
Reynolds Group Holdings	9.88	8-15-19	3,000,000	3,172,500

				23,595,000

Metals & Mining : 0.06%
Steel Dynamics Incorporated 144A	6.13	8-15-19	500,000	518,750

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Paper & Forest Products : 1.50%
Appleton Papers Incorporated 144A	10.50%	6-15-15	$1,000,000	$1,070,000
Appleton Papers Incorporated «	11.25	12-15-15	1,634,000	1,634,000
Boise Paper Holdings LLC	9.00	11-1-17	3,750,000	4,153,125
P.H. Glatfelter Company	7.13	5-1-16	2,485,000	2,540,913
Resolute Forest Products Incorporated	10.25	10-15-18	2,758,000	3,157,910

				12,555,948

Telecommunication Services : 5.72%

Diversified Telecommunication Services : 3.42%
Cincinnati Bell Incorporated	8.38	10-15-20	3,000,000	3,180,000
Cincinnati Bell Incorporated	8.75	3-15-18	4,000,000	4,040,000
Frontier Communications Corporation «	8.25	4-15-17	4,000,000	4,460,000
Frontier Communications Corporation	8.75	4-15-22	2,000,000	2,230,000
Level 3 Communications Incorporated	11.88	2-1-19	4,000,000	4,460,000
Level 3 Financing Incorporated	8.63	7-15-20	1,000,000	1,070,000
PAETEC Holding Corporation	9.88	12-1-18	3,750,000	4,246,875
SBA Telecommunications Incorporated 144A	5.75	7-15-20	1,000,000	1,045,000
TW Telecommunications Holdings Incorporated	8.00	3-1-18	3,500,000	3,885,000

				28,616,875

Wireless Telecommunication Services : 2.30%
Cricket Communications Incorporated	7.75	10-15-20	4,000,000	3,880,000
MetroPCS Communications Incorporated	6.63	11-15-20	5,015,000	5,190,525
Sprint Capital Corporation	6.90	5-1-19	4,600,000	4,709,250
Sprint Capital Corporation	8.75	3-15-32	3,000,000	3,030,000
Sprint Nextel Corporation	6.00	12-1-16	2,425,000	2,473,500

				19,283,275

Utilities : 4.45%

Electric Utilities : 0.68%
DPL Incorporated 144A	7.25	10-15-21	5,000,000	5,700,000

Independent Power Producers & Energy Traders : 3.77%
Calpine Corporation 144A	7.50	2-15-21	4,000,000	4,440,000
Calpine Corporation 144A	7.88	1-15-23	2,000,000	2,260,000
Energy Future Holdings Corporation	10.00	1-15-20	4,000,000	4,410,000
Energy Future Holdings Corporation 144A	11.75	3-1-22	5,000,000	5,325,000
Mirant Americas Generation LLC	8.50	10-1-21	5,200,000	5,486,000
NRG Energy Incorporated	8.25	9-1-20	3,000,000	3,232,500
NRG Energy Incorporated	8.50	6-15-19	4,000,000	4,280,000
RRI Energy Incorporated	7.88	6-15-17	2,000,000	2,112,500

				31,546,000

Total Corporate Bonds and Notes (Cost $630,736,630)				664,456,081

Municipal Obligations : 0.39%

Florida : 0.39%
Florida Development Financial Corporation Renaissance Charter School Project Series 2011B (Resource Recovery Revenue) §	8.00	12-15-18	3,180,000	3,267,609

Total Municipal Obligations (Cost $3,180,000)				3,267,609

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Term Loans : 2.56%
Chrysler Group LLC	6.00%	5-24-17	$5,940,000	$6,039,198
Dynegy Holdings Incorporated	9.25	8-4-16	1,985,000	2,077,878
Dynegy Holdings Incorporated	9.25	8-4-16	992,500	1,029,510
Goodman Global Holdings Incorporated	9.00	10-30-17	2,545,455	2,578,876
Harrah’s Entertainment Corporation	3.24	1-28-15	10,000,000	9,483,300
HCA Incorporated	2.48	11-18-13	251,131	250,732

Total Term Loans (Cost $21,282,331)				21,459,494

Yankee Corporate Bonds and Notes : 7.51%

Consumer Discretionary : 1.07%

Automobiles : 0.45%
Jaguar Land Rover plc 144A«	8.13	5-15-21	3,500,000	3,718,750

Media : 0.62%
Intelsat Limited ¥	11.50	2-4-17	3,916,796	4,112,636
UPCB Finance Limited 144A	7.25	11-15-21	1,000,000	1,090,000

				5,202,636

Energy : 1.12%

Oil, Gas & Consumable Fuels : 1.12%
Kodiak Oil & Gas Corporation 144A	8.13	12-1-19	4,000,000	4,250,000
Petrobakken Energy Limited 144A	8.63	2-1-20	5,000,000	5,112,500

				9,362,500

Financials : 1.35%

Consumer Finance : 0.73%
National Money Mart Company	10.38	12-15-16	5,500,000	6,139,375

Diversified Financial Services : 0.62%
Aircastle Limited	9.75	8-1-18	4,500,000	5,163,750

Information Technology : 1.19%

Semiconductors & Semiconductor Equipment : 1.19%
Magnachip Semiconductor Limited	10.50	4-15-18	5,175,000	5,770,125
Sensata Technologies BV 144A«	6.50	5-15-19	4,000,000	4,220,000

				9,990,125

Materials : 2.36%

Chemicals : 1.79%
Ineos Finance plc 144A	7.50	5-1-20	1,000,000	1,020,000
Ineos Group Holdings plc 144A	8.38	2-15-19	1,000,000	1,052,500
Ineos Group Holdings plc 144A	8.50	2-15-16	4,490,000	4,231,825
LyondellBasell Industries NV	5.00	4-15-19	4,000,000	4,240,000
Rhodia SA 144A	6.88	9-15-20	4,000,000	4,480,000

				15,024,325

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging : 0.13%
Ardagh Glass Finance plc 144A	7.38%	10-15-17	$1,000,000	$1,071,250

Paper & Forest Products : 0.44%
Sappi Papier Holding GmbH 144A	6.63	4-15-21	4,000,000	3,700,000

Telecommunication Services : 0.42%

Wireless Telecommunication Services : 0.42%
Wind Acquisition Finance SA 144A¥	12.25	7-15-17	5,028,605	3,520,024

Total Yankee Corporate Bonds and Notes (Cost $62,058,535)				62,892,735

Other : 0.03%
Gryphon Funding Limited, Pass-Through Entity (i)(a)(v)			1,062,444	286,860

Total Other (Cost $120,692)				286,860

Short-Term Investments : 11.81%

	Yield		Shares

Investment Companies : 11.81%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16		72,650,584	72,650,584
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.19		26,204,468	26,204,468

				98,855,052

Total Short-Term Investments (Cost $98,855,052)				98,855,052

Total investments in securities
(Cost $816,233,240)*	101.66%	851,217,831
Other assets and liabilities, net	(1.66)	(13,890,080)

Total net assets	100.00%	$837,327,751

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¤	Security issued in zero coupon form with no periodic interest payments.

§	These securities are subject to a demand feature which reduces the effective maturity.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $816,860,270 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$44,551,091
Gross unrealized depreciation	(10,193,530)

Net unrealized appreciation	$34,357,561

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2012	Wells Fargo Advantage High Income Fund	19

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$752,362,779
In affiliated securities, at value (see cost below)	98,855,052

Total investments, at value (see cost below)	851,217,831
Receivable for Fund shares sold	1,549,360
Receivable for interest	15,774,250
Receivable for securities lending income	13,272
Prepaid expenses and other assets	44,218

Total assets	868,598,931

Liabilities
Dividends payable	1,452,858
Payable for Fund shares redeemed	2,857,877
Payable upon receipt of securities loaned	26,325,160
Advisory fee payable	280,977
Distribution fees payable	23,304
Due to other related parties	119,178
Accrued expenses and other liabilities	211,826

Total liabilities	31,271,180

Total net assets	$837,327,751

NET ASSETS CONSIST OF
Paid-in capital	$800,970,694
Overdistributed net investment income	(77,734)
Accumulated net realized gains on investments	1,450,200
Net unrealized gains on investments	34,984,591

Total net assets	$837,327,751

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$123,726,951
Shares outstanding – Class A	16,221,377
Net asset value per share – Class A	$7.63
Maximum offering price per share – Class A2	$7.99
Net assets – Class B	$1,469,874
Shares outstanding – Class B	192,759
Net asset value per share – Class B	$7.63
Net assets – Class C	$32,089,413
Shares outstanding – Class C	4,207,444
Net asset value per share – Class C	$7.63
Net assets – Administrator Class	$33,395,218
Shares outstanding – Administrator Class	4,338,370
Net asset value per share – Administrator Class	$7.70
Net assets – Institutional Class	$302,893,914
Shares outstanding – Institutional Class	39,357,487
Net asset value per share – Institutional Class	$7.70
Net assets – Investor Class	$343,752,381
Shares outstanding – Investor Class	44,892,343
Net asset value per share – Investor Class	$7.66

Investments in unaffiliated securities, at cost	$717,378,188

Investments in affiliated securities, at cost	$98,855,052

Total investments, at cost	$816,233,240

Securities on loan, at value	$25,776,026

1	The Fund has an unlimited number of authorized shares.
2	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Income Fund	Statement of operations—year ended August 31, 2012

Investment income
Interest	$54,656,180
Securities lending income, net	83,507
Income from affiliated securities	61,077

Total investment income	54,800,764

Expenses
Advisory fee	3,743,754
Administration fees
Fund level	380,814
Class A	185,947
Class B	2,953
Class C	50,345
Administrator Class	22,162
Institutional Class	229,761
Investor Class	575,198
Shareholder servicing fees
Class A	290,546
Class B	4,613
Class C	78,663
Administrator Class	47,237
Investor Class	756,840
Distribution fees
Class B	13,840
Class C	235,990
Custody and accounting fees	54,402
Professional fees	48,245
Registration fees	93,342
Shareholder report expenses	89,276
Trustees’ fees and expenses	14,897
Other fees and expenses	50,087

Total expenses	6,968,912
Less: Fee waivers and/or expense reimbursements	(945,163)

Net expenses	6,023,749

Net investment income	48,777,015

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,054,227
Net change in unrealized gains (losses) on investments	41,709,230

Net realized and unrealized gains (losses) on investments	47,763,457

Net increase in net assets resulting from operations	$96,540,472

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage High Income Fund	21

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$48,777,015		$49,117,488
Net realized gains on investments		6,054,227		30,277,310
Net change in unrealized gains (losses) on investments		41,709,230		(26,271,970)

Net increase in net assets resulting from operations		96,540,472		53,122,828

Distributions to shareholders from
Net investment income
Class A		(7,308,596)		(7,960,520)
Class B		(103,156)		(235,298)
Class C		(1,747,148)		(1,934,271)
Administrator Class		(1,408,586)		(1,371,513)
Institutional Class		(19,201,611)		(15,754,833)
Investor Class		(18,948,092)		(21,932,524)

Total distributions to shareholders		(48,717,189)		(49,188,959)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,966,274	58,205,657	6,258,624	46,384,591
Class B	57,111	417,796	92,007	681,587
Class C	691,906	5,077,221	948,202	7,054,076
Administrator Class	4,866,482	35,548,573	6,389,932	48,011,300
Institutional Class	15,805,630	116,689,068	12,145,944	90,366,875
Investor Class	24,075,415	177,225,852	15,063,197	111,996,067

		393,164,167		304,494,496

Reinvestment of distributions
Class A	859,319	6,344,473	859,120	6,383,122
Class B	10,601	77,997	22,922	170,127
Class C	199,449	1,471,907	168,392	1,251,327
Administrator Class	162,874	1,217,490	119,405	899,379
Institutional Class	879,150	6,537,072	814,266	6,108,680
Investor Class	2,151,447	15,924,964	2,438,276	18,192,349

		31,573,903		33,004,984

Payment for shares redeemed
Class A	(6,875,828)	(50,479,476)	(10,325,164)	(76,518,643)
Class B	(216,885)	(1,578,665)	(537,216)	(3,992,287)
Class C	(956,848)	(7,020,037)	(1,094,229)	(8,118,360)
Administrator Class	(2,715,961)	(19,931,890)	(4,485,754)	(33,637,272)
Institutional Class	(10,282,212)	(76,885,041)	(7,386,260)	(55,266,998)
Investor Class	(19,945,964)	(145,965,420)	(23,838,049)	(176,970,160)

		(301,860,529)		(354,503,720)

Net increase (decrease) in net assets resulting from capital share transactions		122,877,541		(17,004,240)

Total increase (decrease) in net assets		170,700,824		(13,070,371)

Net assets
Beginning of period		666,626,927		679,697,298

End of period		$837,327,751		$666,626,927

Overdistributed net investment income		$(77,734)		$(158,027)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009[2]	2008[2]
Net asset value, beginning of period	$7.17	$7.14	$6.90	$6.35	$7.25	$7.89
Net investment income	0.46	0.50	0.13	0.53	0.50	0.53
Net realized and unrealized gains (losses) on investments	0.47	0.03	0.24	0.54	(0.90)	(0.64)

Total from investment operations	0.93	0.53	0.37	1.07	(0.40)	(0.11)
Distributions to shareholders from
Net investment income	(0.47)	(0.50)	(0.13)	(0.52)	(0.50)	(0.53)
Net asset value, end of period	$7.63	$7.17	$7.14	$6.90	$6.35	$7.25
Total return[3]	13.30%	7.41%	5.44%	17.20%	(5.07)%	(1.40)%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.01%	1.00%	1.03%	1.05%	1.19%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.89%	0.86%
Net investment income	6.30%	6.77%	7.52%	7.86%	8.13%	7.04%
Supplemental data
Portfolio turnover rate	22%	78%	11%	77%	52%	53%
Net assets, end of period (000’s omitted)	$123,727	$102,361	$124,730	$99,515	$105,678	$10,471

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	23

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS B	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.17	$7.13	$6.90	$6.35	$6.99
Net investment income	0.41 [3]	0.45	0.12	0.48	0.39
Net realized and unrealized gains (losses) on investments	0.46	0.04	0.23	0.54	(0.64)

Total from investment operations	0.87	0.49	0.35	1.02	(0.25)
Distributions to shareholders from
Net investment income	(0.41)	(0.45)	(0.12)	(0.47)	(0.39)
Net asset value, end of period	$7.63	$7.17	$7.13	$6.90	$6.35
Total return[4]	12.46%	6.76%	5.10%	16.33%	(3.11)%
Ratios to average net assets (annualized)
Gross expenses	1.75%	1.76%	1.75%	1.78%	1.79%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	5.59%	6.04%	6.66%	7.17%	7.35%
Supplemental data
Portfolio turnover rate	22%	78%	11%	77%	52%
Net assets, end of period (000’s omitted)	$1,470	$2,452	$5,451	$4,564	$7,908

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.17	$7.14	$6.90	$6.35	$6.99
Net investment income	0.41	0.45	0.12	0.48	0.39
Net realized and unrealized gains (losses) on investments	0.46	0.03	0.24	0.54	(0.64)

Total from investment operations	0.87	0.48	0.36	1.02	(0.25)
Distributions to shareholders from
Net investment income	(0.41)	(0.45)	(0.12)	(0.47)	(0.39)
Net asset value, end of period	$7.63	$7.17	$7.14	$6.90	$6.35
Total return[3]	12.47%	6.62%	5.25%	16.33%	(3.12)%
Ratios to average net assets (annualized)
Gross expenses	1.75%	1.76%	1.75%	1.78%	1.79%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	5.56%	6.01%	6.75%	7.04%	7.29%
Supplemental data
Portfolio turnover rate	22%	78%	11%	77%	52%
Net assets, end of period (000’s omitted)	$32,089	$30,645	$30,332	$18,573	$13,460

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	25

(For a share outstanding throughout each period)

	Year ended August 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$7.24	$7.20	$7.23
Net investment income	0.48	0.51	0.04
Net realized and unrealized gains (losses) on investments	0.46	0.04	(0.02)

Total from investment operations	0.94	0.55	0.02
Distributions to shareholders from
Net investment income	(0.48)	(0.51)	(0.05)
Net asset value, end of period	$7.70	$7.24	$7.20
Total return[2]	13.36%	7.66%	0.22%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.92%	0.99%
Net expenses	0.80%	0.79%	0.84%
Net investment income	6.37%	6.73%	7.78%
Supplemental data
Portfolio turnover rate	22%	78%	11%
Net assets, end of period (000’s omitted)	$33,395	$14,654	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$7.24	$7.20	$6.96	$6.40	$7.31	$7.96
Net investment income	0.50	0.54	0.14	0.57	0.53	0.56
Net realized and unrealized gains (losses) on investments	0.46	0.04	0.24	0.54	(0.91)	(0.65)

Total from investment operations	0.96	0.58	0.38	1.11	(0.38)	(0.09)
Distributions to shareholders from
Net investment income	(0.50)	(0.54)	(0.14)	(0.55)	(0.53)	(0.56)
Net asset value, end of period	$7.70	$7.24	$7.20	$6.96	$6.40	$7.31
Total return[2]	13.69%	7.98%	5.52%	17.76%	(4.75)%	(1.06)%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.68%	0.67%	0.68%	0.70%	0.80%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.48%
Net investment income	6.69%	7.15%	7.94%	8.18%	8.42%	8.15%
Supplemental data
Portfolio turnover rate	22%	78%	11%	77%	52%	53%
Net assets, end of period (000’s omitted)	$302,894	$238,490	$197,158	$189,936	$119,004	$90,200

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$7.20	$7.16	$6.93	$6.37	$7.28	$7.92
Net investment income	0.47	0.50	0.13	0.53	0.50	0.53
Net realized and unrealized gains (losses) on investments	0.46	0.04	0.23	0.55	(0.91)	(0.64)

Total from investment operations	0.93	0.54	0.36	1.08	(0.41)	(0.11)
Distributions to shareholders from
Net investment income	(0.47)	(0.50)	(0.13)	(0.52)	(0.50)	(0.53)
Net asset value, end of period	$7.66	$7.20	$7.16	$6.93	$6.37	$7.28
Total return[2]	13.24%	7.53%	5.27%	17.28%	(5.20)%	(1.35)%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.04%	1.07%	1.10%	1.33%
Net expenses	0.93%	0.93%	0.94%	0.95%	0.92%	0.86%
Net investment income	6.27%	6.73%	7.49%	7.76%	7.95%	7.08%
Supplemental data
Portfolio turnover rate	22%	78%	11%	77%	52%	53%
Net assets, end of period (000’s omitted)	$343,752	$278,024	$322,015	$286,836	$231,308	$179,909

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage High Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage High Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Advantage High Income Fund	29

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(69,888)	$20,467	$49,421

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

30	Wells Fargo Advantage High Income Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $2,454,996 with $409,343 expiring in 2015; $1,995,851 expiring in 2016; and $49,802 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage High Income Fund	31

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Corporate bonds and notes	$0	$664,456,081	$0	$664,456,081

Municipal obligations	0	3,267,609	0	3,267,609

Term loans	0	21,459,494	0	21,459,494

Yankee corporate bonds and notes	0	62,892,735	0	62,892,735

Other	0	0	286,860	286,860

Short-term investments
Investment companies	72,650,584	26,204,468	0	98,855,052
	$72,650,584	$778,280,387	$286,860	$851,217,831

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 0.80% for Administrator Class, 0.50% for Institutional Class, and 0.93% for Investor Class.

32	Wells Fargo Advantage High Income Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $25,388 from the sale of Class A shares and $885 and $633 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2012 were $254,452,764 and $152,703,083, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $1,734 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $48,717,189 and $49,188,959 of ordinary income for the years ended August 31, 2012 and August 31, 2011, respectively.

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$1,375,124	$4,532,226	$34,357,561	$(2,454,996)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Notes to financial statements	Wells Fargo Advantage High Income Fund	33

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

34	Wells Fargo Advantage High Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage High Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Income Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

Other information (unaudited)	Wells Fargo Advantage High Income Fund	35

TAX INFORMATION

For the fiscal year ended August 31, 2012, $42,303,081 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage High Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage High Income Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage High Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage High Income Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board also noted that, except for the three-year performance results, the performance of the Fund was higher than or in range of its Universe and benchmark, the Lipper High Current Yield Bond Funds Index, for the periods under review.

Other information (unaudited)	Wells Fargo Advantage High Income Fund	39

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was in range of the median rates for the Fund’s Expense Group, except for Investor Class. The Board also noted that the Net Advisory Rate for the Fund was in range of or lower than the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies

40	Wells Fargo Advantage High Income Fund	Other information (unaudited)

of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage High Income Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211731 10-12 A217/AR217 08-12

Wells Fargo Advantage

Short-Term Bond Fund

Annual Report

August 31, 2012

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The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term Bond Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	3

Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Short-Term Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	5

Notice to Shareholders

At a meeting held on August 15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges (“CDSC”). Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over[1]	0.00%	0.00%	0.40%

1.	We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

In addition, the maximum purchase amount for Class C shares has been reduced to an amount not to equal or exceed $250,000.

For redemptions of Class A shares purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Short-Term Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA

Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTVX)	8-31-99	(0.84)	3.21	3.24	2.22	3.85	3.55	0.90	0.81
Class C (WFSHX)	3-31-08	0.46	3.04	2.83	1.46	3.04	2.83	1.65	1.56
Institutional Class (SSHIX)	8-31-99	–	–	–	2.43	4.15	3.96	0.57	0.49
Investor Class (SSTBX)	8-31-87	–	–	–	2.08	3.78	3.56	0.93	0.84
Barclays 1-3 Year U.S. Government/Credit Bond Index[4]	–	–	–	–	1.06	3.42	3.32	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	7

Growth of $10,000 investment[5] as of August 31, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A, 1.55% for Class C, 0.48% for Institutional Class and 0.83% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specifiedmaturity, liquidity, and quality requirements.

5.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Short-Term Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 2.22% for the 12-month period that ended August 31, 2012, outperforming the Fund’s benchmark, the Barclays 1–3 Year U.S. Government/Credit Bond Index, which returned 1.06%.

■	The Fund benefited from positive relative performance in the corporate sector.

■	The Fund’s holdings in asset-backed and mortgage-backed securities also generated incremental returns.

The U.S. economy experience another slowdown.

In an eerie and unfortunate reprise of the pattern of last year, the U.S. economy lost vigor in the spring and summer months of 2012, failing to build on the momentum established in late 2011 and into the first quarter of 2012. The clearest evidence of deceleration could be seen in labor market statistics. After having generated a net increase of approximately 225,000 jobs per month in the first quarter of 2012, only 87,000 per month were added in the April through August 2012 period. The unemployment rate, which had fallen by a cumulative 0.3% in the first quarter of 2012, declined by only 0.1% in the five months since and would have actually risen but for a decline in the labor force participation rate. Other measures of labor market utilization showed virtual stagnation.

Economic deceleration had several causes.

Some of this period’s deceleration can be blamed on mother nature. Unusually mild weather in much of the country during the first quarter of 2012 pulled forward demand for goods and services and accelerated construction schedules. Higher demand led to stronger hiring and an encouraging drop in the unemployment rate. The improvement, however, does not appear to have reflected a faster overall growth trend. Rather, having largely sated their desires in the first quarter, U.S. consumers then took a breather. Businesses ultimately slowed their hiring, indicating that the surge in demand was temporary.

Perhaps as significant as the weather-related demand shift, the U.S. economy faced a severe headwind from Europe in the second quarter of 2012. The sovereign debt crisis within the eurozone and the various austerity measures implemented to combat it resulted in a painful slowdown in which the aggregate eurozone unemployment rate climbed to 11.3%—the highest level experienced since the currency union was formed more than a decade ago.

A third factor may have weighed on U.S. economic activity in the second quarter of 2012: the unchecked approach of the major tax increases and scheduled spending sequestrations that together have been dubbed the “fiscal cliff”. The cumulative drag of substantial across-the-board increases in tax rates for ordinary and capital income, the expiration of the payroll tax “holiday,” and the spending reductions written into current law could reduce gross domestic product by as much as 5% domestic product in the absence of mitigating legislation. For an economy struggling to maintain even a 2% rate of growth, such a drag on GDP could be devastating.

Ten largest long-term holdings[6] (%) as of August 31, 2012
U.S. Treasury Note, 0.50%, 8-15-14	5.75
U.S. Treasury Note, 1.00%, 10-31-16	2.38
FHLMC, 3.63%, 10-18-13	1.68
U.S. Treasury Note, 1.00%, 7-15-13	1.38
Nordea Eiendomskreditt, 1.88%, 4-7-14	1.07
Energy Transfer Partners LP, 5.95%, 2-1-15	0.92
JPMorgan Chase & Company, 0.71%, 12-26-12	0.86
FNMA, 3.25%, 4-1-15	0.78
GNMA, 1.83%, 3-16-39	0.74
Ford Credit Auto Lease Trust Series 2011-B Class A2, 0.82%, 1-15-14	0.71

The Fed stood alone.

With fiscal policy in gridlock, monetary policy remained the only available tool to combat economic weakness. The Federal Open Market Committee (FOMC) acknowledged as much at the conclusion of its June 20, 2012 meeting, issuing a statement that promised more intervention in the Treasury market in an attempt to further ease financial conditions. In a continuation of the program first launched last year, the central bank pledged to sell some of its current holdings of Treasuries with relatively short remaining terms and to redeploy the proceeds into intermediate- and longer-maturity Treasuries. As the FOMC statement explained, the objective of this effort is to “put downward pressure on longer-term interest rates and help to make broader financial conditions more accommodative.”

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	9

The decision to ease policy further was driven by a downgrade in the Federal Reserve’s (Fed) expectations for intermediate-term growth and employment. A moderate core inflation rate, falling commodity prices, and stable inflation expectations have allowed the Fed to pursue a highly accommodative posture for more than three years. The monetary authorities continued to forecast that policy will remain highly accommodative for many quarters to come.

The yield curve flattened and spreads generally narrowed.

In accord with the Fed’s explicit objective, interest rates fell to new generational lows over the past 12 months, with the biggest drop occurring in the yields of long-maturity bonds. The 30-year Treasury bond offered a yield of 2.68% as of August 31, 2012—sharply below the 3.59% yield available 12 months ago. The yields on intermediate-maturity bonds also declined, though by roughly half as much. Short-term rates—close to zero since December 2008—were little changed.

Corporate bond yield spreads versus Treasuries contracted significantly during the period, generating relative performance that was substantially superior to government bonds. The Fund maintained a large commitment to the corporate bond sector throughout the past 12 months. Securitized assets—mortgage-backed securities and asset-backed securities—generated incremental returns for the Fund as spreads in these sectors also narrowed. Defensive holdings of cash equivalents detracted modestly from performance as the yield on overnight investments remained extremely low.

The Fund is positioned for highly accommodative monetary policy and tepid growth

Having underperformed expectations for the past five months, we believe the U.S. economy will face significant obstacles during the remainder of 2012 that make substantial acceleration unlikely. We believe Europe will continue to be a drag on global growth and a drain on the profitability of U.S.-based multinationals. In addition, we believe that election-year political paralysis will make it difficult to avoid significant cuts to federal spending associated with the fiscal cliff. These factors, and the still-lingering pain of the burst credit bubble, are likely to inspire an increasing degree of caution among both businesses and consumers. For all the above-listed reasons, tepid growth remains our base-case scenario. We believe the economy may struggle to achieve even 2% growth unless Europe unexpectedly improves or the political logjam is creatively broken before the November elections. A drop in commodity prices, especially gasoline, could brighten the outlook.

Portfolio allocation[7] as of August 31, 2012

Short-term structured products, with maturity ranges from approximately three to five years, continued to outperform short-term Treasuries for most of 2012, benefiting from higher yield carry and significant spread compression, particularly in the A-rated and BBB-rated credit tiers. In the upcoming quarters, we believe the yield advantage of credit and structured products should continue to provide compelling values relative to the Treasury and agency debt sectors in the short-term bond market. However, we remain cautious of the credit problems in Europe and the effects they can transmit to the U.S. domestic credit markets. We intend to continue structuring the Fund with securities that offer higher yields in the A-rated and BBB-rated credit tiers. We anticipate maintaining the Fund’s current emphasis on corporate and securitized bonds as sources of incremental yield in a low interest-rate environment—because we believe that a highly accommodative monetary policy should prove supportive of financial assets in general and shorter maturity bonds in particular.

Please see footnotes on page 7.

10	Wells Fargo Advantage Short-Term Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,013.20	$4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	0.80%
Class C
Actual	$1,000.00	$1,009.41	$7.83	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%
Institutional Class
Actual	$1,000.00	$1,014.83	$2.43	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44	0.48%
Investor Class
Actual	$1,000.00	$1,013.06	$4.20	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22	0.83%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short-Term Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 7.82%
FHLMC ±	2.38%	4-1-32	$78,282	$83,432
FHLMC ±	2.50	7-1-29	8,348	8,849
FHLMC ±	2.66	9-1-31	7,867	8,051
FHLMC	3.63	10-18-13	10,000,000	10,379,060
FHLMC ±	3.92	5-1-26	195,744	205,942
FHLMC	7.00	11-17-13	4,164	4,164
FHLMC	7.50	10-1-12	183	183
FHLMC	8.50	9-1-17	199,220	220,645
FHLMC	9.00	8-1-18	180,391	203,064
FHLMC	9.00	6-1-19	219,247	247,347
FHLMC	9.00	10-1-19	345,214	401,867
FHLMC	9.50	12-1-22	305,649	351,845
FHLMC	10.50	1-1-16	3,279	3,654
FHLMC	10.50	11-1-17	1,321	1,539
FHLMC	10.50	8-1-18	121,661	141,978
FHLMC	10.50	2-1-19	1,693	2,008
FHLMC	10.50	4-1-19	701	839
FHLMC	10.50	5-1-19	690	830
FHLMC	10.50	6-1-19	7,481	8,872
FHLMC	10.50	7-1-19	1,408	1,704
FHLMC Series 2301 Class MO	6.00	10-15-13	1,849,850	1,877,835
FHLMC Series 2958 Class QD	4.50	4-15-20	3,703,000	3,990,423
FHLMC Series T-57 Class 2A1 ±	3.40	7-25-43	32,647	33,967
FHLMC Series T-59 Class 2A1 ±	2.89	10-25-43	1,254,159	1,294,713
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	2-25-42	637,800	765,216
FNMA ±	2.31	11-1-31	93,276	97,372
FNMA	3.25	4-1-15	4,526,989	4,802,213
FNMA	5.09	2-1-16	903,670	996,282
FNMA	6.00	4-1-21	2,480,697	2,692,595
FNMA	6.00	3-1-33	1,303,090	1,468,755
FNMA	6.50	8-1-31	750,424	863,081
FNMA	8.00	3-1-13	318	319
FNMA	8.00	4-1-17	258,290	285,540
FNMA	8.00	9-1-19	171,479	190,728
FNMA	8.00	9-1-23	18,642	20,983
FNMA	8.33	7-15-20	59,722	68,945
FNMA	8.50	7-1-18	112,544	125,390
FNMA	8.50	2-1-23	136,930	152,313
FNMA	9.00	2-15-20	2,242	2,643
FNMA	9.00	11-1-24	186,380	224,690
FNMA	11.00	10-15-20	154,795	166,269
FNMA	12.00	3-1-17	20,637	21,160
FNMA Grantor Trust Series 2002-T1 Class A4	9.50	11-25-31	117,464	142,004
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-42	991,863	1,275,926
FNMA Series 1989-29 Class Z	10.00	6-25-19	193,803	220,788
FNMA Series 1989-63 Class Z	9.40	10-25-19	110,643	123,381
FNMA Series 2004-90 Class XY	4.00	9-25-34	2,583,809	2,788,032
FNMA Series G95-2 ±	10.00	5-25-20	264,728	56,594
FNMA Whole Loan Series 2003-W06 Class PT4 ±	9.40	10-25-42	152,553	184,257
FNMA Whole Loan Series 2003-W11 Class A1 ±	3.33	6-25-33	40,782	40,762

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Whole Loan Series 2003-W6 Class 6A ±	3.06%	8-25-42	$1,686,723	$1,829,211
FNMA Whole Loan Series 2004-W6 Class 1A4	5.50	7-25-34	2,564,654	2,650,026
GNMA	1.83	3-16-39	4,448,698	4,557,727
GNMA	7.00	5-15-13	536	537
GNMA	7.50	2-15-13	93	93
GNMA	8.00	12-15-23	66,581	79,395
GNMA	9.00	11-15-17	104,776	112,416
GNMA	9.00	11-15-24	49,964	55,579
GNMA	10.00	2-20-18	11,891	13,851
GNMA	12.50	4-15-19	282,872	301,108
GNMA Series 2005-90 Class A	3.76	9-16-28	1,475,757	1,504,258
SBA (c)(a)(i)	3.68	10-6-15	82,195	2,918

Total Agency Securities (Cost $47,034,755)				48,356,168

Asset-Backed Securities: 7.22%
Ally Auto Receivables Trust Series 2012-2 Class A2	0.56	10-15-14	3,000,000	3,003,213
ASG Resecuritization Trust Series 2009-4 Class A60 144A	6.00	6-28-37	1,340,422	1,388,565
Chase Issuance Trust Series 2007-A18 Class A ±	0.50	1-15-15	1,600,000	1,601,582
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 ±	5.53	4-15-40	3,300,000	3,515,853
Ford Credit Auto Lease Trust Series 2011-B Class A2	0.82	1-15-14	4,361,076	4,369,759
Ford Credit Auto Lease Trust Series 2012-A Class A2	0.63	4-15-14	3,200,000	3,202,502
Ford Credit Auto Owner Trust Series 2012-B Class A2	0.57	1-15-15	3,000,000	3,002,814
Home Equity Asset Trust Series 2003-6 Class M1 ±	1.75	2-25-34	1,983,071	1,583,072
Honda Auto Receivables Owner Trust Series 2012-1 Class A2	0.57	8-15-14	3,500,000	3,505,439
Honda Auto Receivables Owner Trust Series 2012-2 Class A2	0.56	11-17-14	2,500,000	2,502,968
Hyundai Auto Lease Securitization Trust Series 2011 Class A2 144A	0.69	11-15-13	722,792	722,929
John Deere Owner Trust Series 2011-A Class A2	0.64	6-16-14	614,704	614,837
John Deere Owner Trust Series 2012-A Class A2	0.59	6-16-14	3,500,000	3,503,514
Mercedes-Benz Auto Lease Trust Series 2011-B Class A2 144A	0.90	1-15-14	2,632,426	2,636,509
Morgan Stanley Capital I Series 2004-T13 Class A4	4.66	9-13-45	2,290,000	2,380,766
Newcastle Investment Trust Series 2011-MH1 Class A 144A	2.45	12-10-33	1,287,214	1,290,928
Nissan Auto Receivables Owner Trust Series 2011-A Class A2	0.65	12-16-13	1,831,117	1,832,644
Porsche Innovative Lease Owner Pilot Trust Series 2011-1 Class A2 144A	0.92	2-20-14	2,214,669	2,216,565
Residential Asset Securities Corporation Series 2001-KS1 Class AII ±	0.71	3-25-32	24,818	24,293
Structured Asset Investment Loan Trust Series 2003-BC03 Class M1 ±	1.66	4-25-33	1,253,940	1,022,693
Structured Asset Investment Loan Trust Series 2003-BC10 Class M1 ±	1.36	10-25-33	880,085	710,432

Total Asset-Backed Securities (Cost $45,357,190)				44,631,877

Corporate Bonds and Notes: 40.56%

Consumer Discretionary: 8.47%

Auto Components: 0.49%
AutoZone Incorporated	5.88	10-15-12	3,000,000	3,016,993

Diversified Consumer Services: 0.33%
Life Technologies Corporation	3.38	3-1-13	2,000,000	2,019,182

Hotels, Restaurants & Leisure: 1.84%
Darden Restaurants Incorporated	5.63	10-15-12	2,000,000	2,009,988
Hyatt Hotels Corporation 144A	5.75	8-15-15	3,000,000	3,288,858

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short-Term Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure (continued)
Starwood Hotels & Resorts Worldwide Incorporated	7.88%	10-15-14	$2,500,000	$2,838,008
Yum Brands Incorporation	4.25	9-15-15	3,000,000	3,250,227

				11,387,081

Leisure Equipment & Products: 0.47%
Hasbro Incorporated	6.13	5-15-14	2,725,000	2,940,496

Media: 3.34%
Historic Time Warner Incorporated	9.13	1-15-13	2,000,000	2,059,358
Interpublic Group of Companies Incorporated	6.25	11-15-14	2,860,000	3,099,525
News America Incorporated	5.30	12-15-14	3,120,000	3,430,041
Sirius XM Radio Incorporated 144A	9.75	9-1-15	3,000,000	3,146,250
TCM LLC 144A	3.55	1-15-15	2,000,000	2,106,884
Time Warner Cable Incorporated	8.25	2-14-14	3,000,000	3,314,589
Viacom Incorporated	4.38	9-15-14	3,300,000	3,535,254

				20,691,901

Multiline Retail: 0.57%
Macys Retail Holding Incorpoated	7.88	7-15-15	3,000,000	3,524,466

Specialty Retail: 1.43%
Best Buy Company Incorporated	7.00	7-15-13	3,035,000	3,116,915
Harley Davidson Funding 144A	5.75	12-15-14	1,500,000	1,618,934
Staples Incorporated	9.75	1-15-14	3,665,000	4,093,398

				8,829,247

Consumer Staples: 1.69%

Beverages: 0.51%
Miller Brewing Corporation 144A	5.50	8-15-13	3,000,000	3,121,815

Food Products: 0.51%
Cadbury Schweppes Company 144A	5.13	10-1-13	3,000,000	3,129,054

Household Products: 0.32%
Newell Rubbermaid Incorporated	2.00	6-15-15	1,990,000	2,004,314

Tobacco: 0.35%
Altria Group Incorporated	7.75	2-6-14	2,000,000	2,188,868

Energy: 4.14%

Energy Equipment & Services: 0.85%
Indiana Michigan Power Company	6.38	11-1-12	2,000,000	2,017,340
Kinder Morgan Energy Partners LP	5.13	11-15-14	3,000,000	3,245,193

				5,262,533

Oil, Gas & Consumable Fuels: 3.29%
El Paso Pipeline Partners Operating LLC	4.10	11-15-15	3,000,000	3,165,843
Energy Transfer Partners LP	5.95	2-1-15	5,205,000	5,708,943
Petrohawk Energy Corporation	7.88	6-1-15	3,000,000	3,127,953

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: (continued)
Valero Energy Corporation	4.75%	4-1-14	$2,820,000	$2,964,852
Weatherford Bermuda Company	5.50	2-15-16	2,000,000	2,196,588
Williams Partners LP	3.80	2-15-15	3,000,000	3,183,906

				20,348,085

Financials: 12.50%

Commercial Banks: 2.01%
Australia and New Zealand Banking Group Limited 144A	2.40	11-23-16	3,000,000	3,130,578
Inter-American Development Bank ±	0.88	5-20-14	4,000,000	4,041,056
Key Bank NA	5.50	9-17-12	2,000,000	2,002,984
Marshall & IIsley Bank	5.25	9-4-12	3,240,000	3,240,000

				12,414,618

Consumer Finance: 1.90%
Capital One Financial Corporation	6.25	11-15-13	2,000,000	2,123,346
Discover Financial Services Company	6.45	6-12-17	3,000,000	3,398,895
Ford Motor Credit Company LLC	3.88	1-15-15	3,000,000	3,121,626
General Electric Capital Corporation	4.80	5-1-13	3,000,000	3,085,089

				11,728,956

Diversified Financial Services: 3.37%
Bank of America Corporation	7.38	5-15-14	2,000,000	2,182,488
ERAC USA Finance Company 144A	2.25	1-10-14	3,000,000	3,031,893
Fifth Third Bancorp Cincinnati Ohio ±	0.54	5-17-13	2,000,000	1,997,406
HSBC Finance Corporation	5.25	4-15-15	3,000,000	3,229,611
Morgan Stanley «	4.75	4-1-14	3,000,000	3,087,849
Raymond James Financial Incorporated	4.25	4-15-16	2,000,000	2,110,582
Santander Holdings USA	4.63	4-19-16	2,000,000	2,012,800
Woodside Finance Limited 144A	4.50	11-10-14	3,000,000	3,173,613

				20,826,242

Insurance: 2.46%
American International Group Incorporated	4.25	5-15-13	3,000,000	3,063,060
Genworth Life Institutional Funding Trust 144A	5.88	5-3-13	2,035,000	2,079,286
Metropolitan Life Global Funding I 144A	2.00	1-10-14	1,000,000	1,014,959
Metropolitan Life Global Funding I 144A	5.13	4-10-13	2,000,000	2,054,036
Montpelier Holdings Limited	6.13	8-15-13	2,900,000	3,004,835
New York Life Global Funding 144A	5.25	10-16-12	2,000,000	2,011,026
Pricoa Global Funding 144A	5.40	10-18-12	2,000,000	2,010,538

				15,237,740

REITs: 2.76%
American Tower Corporation	4.63	4-1-15	3,174,000	3,382,195
Digital Realty Trust LP	4.50	7-15-15	3,000,000	3,177,819
ERP Operating LP	6.58	4-13-15	3,000,000	3,398,193
Federal Realty Investment Trust	5.95	8-15-14	1,000,000	1,083,267
Healthcare Realty Trust Incorporated	5.13	4-1-14	2,000,000	2,088,842
WEA Finance LLC 144A	7.50	6-2-14	3,630,000	3,977,376

				17,107,692

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short-Term Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.81%

Biotechnology: 0.50%
Amgen Incorporated	1.88%	11-15-14	$3,000,000	$3,074,670

Health Care Equipment & Supplies: 0.36%
Boston Scientific Corporation	6.25	11-15-15	2,000,000	2,265,260

Health Care Providers & Services: 0.95%
AmerisourceBergen Corporation	5.88	9-15-15	3,450,000	3,950,685
Express Scripts Holding Company 144A	2.10	2-12-15	1,875,000	1,911,124

				5,861,809

Industrials: 3.54%

Aerospace & Defense: 0.51%
BAE Systems Holdings Incorporated 144A	4.95	6-1-14	3,000,000	3,161,895

Building Products: 0.65%
Tyco Electronics Group SA	1.60	2-3-15	4,000,000	4,055,232

Commercial Services & Supplies: 0.97%
Brambles USA Incorporation 144A	3.95	4-1-15	2,000,000	2,092,414
Equifax Incorporated	4.45	12-1-14	2,000,000	2,121,128
Penske Truck Leasing Company LP 144A	3.13	5-11-15	1,740,000	1,768,305

				5,981,847

Electrical Equipment: 0.97%
Agilent Technologies Incorporated	4.45	9-14-12	2,000,000	2,001,692
Roper Industries Incorporated	6.63	8-15-13	3,800,000	4,006,587

				6,008,279

Machinery: 0.44%
SPX Corporation	7.63	12-15-14	2,450,000	2,713,375

Information Technology: 1.40%

Computers & Peripherals: 0.54%
Hewlett Packard Company	2.63	12-9-14	3,225,000	3,299,581

Office Electronics: 0.33%
Xerox Corporation	8.25	5-15-14	1,855,000	2,062,385

Software: 0.53%
CA Incorporated	6.13	12-1-14	3,000,000	3,284,550

Materials: 0.16%

Metals & Mining: 0.16%
Arcelormittal Company	4.00	2-25-15	1,000,000	990,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 2.10%

Diversified Telecommunication Services: 2.10%
AT&T Incorporated	0.88%	2-13-15	$2,055,000	$2,072,237
Crown Castle Towers LLC 144A	3.21	8-15-35	2,000,000	2,061,012
Qwest Corporation ±	3.72	6-15-13	2,500,000	2,516,315
SBA Tower Trust 144A	4.25	4-15-40	2,000,000	2,108,056
Verizon New England Incorporated	4.75	10-1-13	3,000,000	3,131,586
Verizon Wireless Capital LLC	7.38	11-15-13	1,000,000	1,079,336

				12,968,542

Utilities: 4.75%

Electric Utilities: 4.59%
Ameren Corporation	8.88	5-15-14	3,738,000	4,145,393
Duke Energy Ohio Incorporated	5.70	9-15-12	3,000,000	3,003,918
FPL Group Capital Incorporation	2.60	9-1-15	3,000,000	3,114,489
Great Plains Energy Incorporated	2.75	8-15-13	1,000,000	1,013,834
Interstate Power & Light Company	3.30	6-15-15	3,750,000	3,984,053
LG&E and KU Energy LLC	2.13	11-15-15	2,635,000	2,661,990
Nextera Energy Capital Company	1.61	6-1-14	1,000,000	1,007,414
Niagara Mohawk Power Corporation 144A	3.55	10-1-14	3,667,000	3,856,089
PECO Energy Company	5.00	10-1-14	2,000,000	2,185,574
Virginia Electric & Power Company	5.25	12-15-15	3,000,000	3,405,270

				28,378,024

Multi-Utilities: 0.16%
CMS Energy Corporation	2.75	5-15-14	1,000,000	1,012,766

Total Corporate Bonds and Notes (Cost $246,105,799)				250,897,498

Municipal Obligations: 5.77%

Alabama: 0.26%
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11-1-13	1,570,000	1,640,666

California: 2.05%
California PCFA Waste Management Incorporated Project Series A1 (Resource Recovery Revenue) ±§	1.88	4-1-25	2,000,000	2,027,080
California PCFA Waste Services Incorporated Series A (Resource Recovery Revenue) ±§	2.63	6-1-18	3,000,000	3,096,150
California Public Works Board Lease Series E (Health Revenue)	3.68	12-1-15	2,960,000	3,042,347
Irvine Ranch CA Water District (Water & Sewer Revenue)	2.39	3-15-14	2,500,000	2,501,575
University of California Build America Bonds (Education Revenue) ±§	1.99	5-15-50	2,000,000	2,015,540

				12,682,692

Florida: 0.51%
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue) ±§	2.63	8-1-23	1,200,000	1,232,760
Miami-Dade County FL School Board COP (Lease Revenue, NATL-RE FGIC Insured)	5.00	5-1-13	1,870,000	1,928,606

				3,161,366

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short-Term Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Georgia: 0.52%
Georgia Municipal Gas Authority Taxable Gas Portfolio III Series F (Energy Revenue, GO of Authority Insured)	4.77%	8-1-15	$3,000,000	$3,216,090

Louisiana: 0.49%
Louisiana State Gas & Fuels Tax Build America Bonds Series A-4 (Tax Revenue) ±§	2.75	5-1-43	3,000,000	3,008,250

Michigan: 0.57%
Wayne County MI (Tax Revenue)	3.00	3-15-13	3,500,000	3,523,765

New Jersey: 0.49%
Atlantic City NJ Tax Appeal (Tax Revenue)	2.13	12-15-13	3,000,000	3,007,080

New York: 0.06%
Onondaga County NY Property Tax Receivables (Lease Revenue) §	3.50	4-1-13	375,000	375,353

Ohio: 0.49%
Columbus Franklin County OH Finance Authority Research & Development (IDR)	3.45	2-15-15	2,885,000	3,002,362

Wisconsin: 0.33%
Menomonee Falls WI (Tax Revenue) §	4.25	11-1-14	2,000,000	2,050,260

Total Municipal Obligations (Cost $35,126,019)				35,667,884

Non-Agency Mortgage Backed Securities: 5.48%
Bank of America Commercial Mortgage Incorporated Series 2004-1 Class A4	4.76	11-10-39	1,615,000	1,683,440
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	2.63	10-20-32	48,876	50,016
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-PWR3 Class A3	4.49	2-11-41	2,634,498	2,657,560
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-T14 Class A4 ±	5.20	1-12-41	1,245,000	1,309,284
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 7 Class A3 ±	5.12	2-11-41	1,830,000	1,996,149
Commercial Mortgage Pass-Through Trust Series 2012-CR2 Class A1	0.82	8-15-45	2,500,000	2,506,080
ContiMortgage Home Equity Trust Series 1996-2 ±(c)(i)	1.53	7-15-27	1,337,739	9,939
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	1.93	6-19-31	361,829	365,002
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1 ±	2.30	9-25-34	107,118	77,242
Credit Suisse First Boston Mortgage Securities Corporation Series 2006-C1 Class AAB ±	5.59	2-15-39	1,710,190	1,783,293
Drexel Burnham Lambert CMO Trust Series T Class 4	8.45	9-20-19	184,876	185,382
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.00	9-25-33	785,446	708,288
GE Capital Commercial Mortgage Corporation Series 2004-C2 Class A4	4.89	3-10-40	2,955,000	3,108,947
Golden National Mortgage Asset Backed Certificates Series 1998-GN1 Class M2 (i)	8.02	2-25-27	61,118	61,118
GSMPS Mortgage Loan Trust Series 1998-1 Class A ±144A	8.00	9-19-27	482,166	499,379
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF ±144A	0.64	6-25-34	1,601,721	1,365,485
GSMPS Mortgage Loan Trust Series 2006-RP1 Class 1AF1 ±144A	0.59	1-25-36	1,191,189	957,665
GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1 ±144A	0.64	4-25-36	1,512,218	1,221,627
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C2 Class A4	4.37	3-15-36	2,544,000	2,660,067
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C4 Class A4 ±	5.45	6-15-29	897,000	958,798
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C6 Class A6 ±	5.02	8-15-29	400,000	426,131
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.50	10-25-32	17,377	17,544
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-47	2,555,000	2,814,230
Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	7-15-56	1,000,000	1,078,200

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Nomura Asset Acceptance Corporation Series 2005-AR1 Class 1A1 ±	2.83%	2-25-35	$1,598,380	$1,565,150
Residential Finance Limited Partnership Series 2003-C Class B3 ±144A	1.64	9-10-35	2,528,733	2,003,009
Salomon Brothers Mortgage Securities VI Series 1987-3 Class A ¤	0.00	10-23-17	4,022	3,995
Structured Asset Securities Corporation Series 1998-RF2 Class A ±144A	7.57	7-15-27	1,491,872	1,494,984
Structured Mortgage Asset Residential Trust Series 1992-5B Class BO ¤ (i)	0.00	6-25-23	9,178	9,004
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.20	12-25-34	44,035	38,695
Wilshire Funding Corporation Series 1996-3 Class M2 ±	5.69	8-25-32	132,451	129,628
Wilshire Funding Corporation Series 1996-3 Class M3 ±	5.69	8-25-32	134,630	128,647
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-37	47,608	43,330

Total Non-Agency Mortgage Backed Securities (Cost $35,415,250)				33,917,308

Security name	Dividend yield		Shares

Preferred Stocks: 0.26%

Financials: 0.26%

Commercial Banks: 0.26%
Huntington Bancshares	0.69		80,000	1,622,504

Total Preferred Stocks (Cost $1,958,484)				1,622,504

	Interest rate		Principal

U.S. Treasury Securities: 10.38%
U.S. Treasury Note	0.25	7-15-15	$2,580,000	2,577,379
U.S. Treasury Note	0.50	8-15-14	35,355,000	35,538,669
U.S. Treasury Note	1.00	7-15-13	8,450,000	8,509,412
U.S. Treasury Note	1.00	10-31-16	14,385,000	14,704,174
U.S. Treasury Note	1.50	7-31-16	2,105,000	2,192,983
U.S. Treasury Note	1.88	2-28-14	665,000	681,365

Total U.S. Treasury Securities (Cost $64,003,494)				64,203,982

Yankee Corporate Bonds and Notes: 17.25%

Consumer Discretionary: 1.62%

Auto Components: 0.33%
Autoliv Incorporated	3.85	4-30-14	2,000,000	2,036,040

Diversified Consumer Services: 0.54%
Anglo American Capital Company 144A	9.38	4-8-14	3,000,000	3,364,518

Media: 0.42%
Pearson Finance Two plc 144A	5.50	5-6-13	2,500,000	2,574,238

Multiline Retail: 0.33%
Wesfarmers Limited 144A	7.00	4-10-13	2,000,000	2,067,172

Consumer Staples: 0.54%

Food & Staples Retailing: 0.34%
Delhaize Group	5.88	2-1-14	2,000,000	2,103,268

Tobacco: 0.20%
BAT International Finance plc 144A	1.40	6-5-15	1,250,000	1,259,674

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Short-Term Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Energy: 1.51%

Oil, Gas & Consumable Fuels: 1.51%
Husky Energy Incorporated	5.90%	6-15-14	$3,000,000	$3,259,152
Petrobras International Finance Company	2.88	2-6-15	3,000,000	3,079,998
TransCanada PipeLines Limited	0.88	3-2-15	3,000,000	3,021,615

				9,360,765

Financials: 11.08%

Capital Markets: 1.32%
AMVESCAP plc	5.38	12-15-14	2,600,000	2,833,137
BP Capital Markets plc	5.25	11-7-13	3,000,000	3,164,550
Macquarie Group Limited 144A	7.30	8-1-14	2,005,000	2,164,069

				8,161,756

Commercial Banks: 8.03%
ABN Amro Bank NV 144A	3.00	1-31-14	2,630,000	2,646,929
Banco Santander Chile 144A	2.88	11-13-12	2,000,000	2,001,762
Bank of Montreal 144A«	1.30	10-31-14	2,500,000	2,546,750
Bank of Nova Scotia 144A	1.65	10-29-15	3,430,000	3,540,103
Bank of Nova Scotia 144A	2.15	8-3-16	3,000,000	3,152,454
Canadian Imperial Bank 144A«	0.90	9-19-14	4,100,000	4,139,360
Canadian Imperial Bank 144A	2.75	1-27-16	3,000,000	3,209,100
Commonwealth Bank of Australia ±	0.90	7-23-14	4,000,000	4,018,144
Commonwealth Bank of Australia	1.95	3-16-15	3,000,000	3,054,120
Corporacion Andina De Fomento	3.75	1-15-16	3,385,000	3,544,586
Nordea Eiendomskreditt 144A	1.88	4-7-14	6,500,000	6,625,450
Swedbank Hypotek 144A	2.13	8-31-16	3,000,000	3,111,957
Toronto Dominion Bank 144A	0.88	9-12-14	4,000,000	4,036,800
Westpac Banking Corporation ±144A	0.66	12-14-12	4,000,000	4,001,592

				49,629,107

Diversified Financial Services: 1.73%
BAT International Finance plc 144A	8.13	11-15-13	2,000,000	2,161,532
JPMorgan Chase & Company ±	0.71	12-26-12	5,300,000	5,309,127
WPP Finance	8.00	9-15-14	2,885,000	3,237,380

				10,708,039

Health Care: 0.24%

Pharmaceuticals: 0.24%
Takeda Pharmaceutical Company 144A	1.03	3-17-15	1,500,000	1,507,047

Industrials: 0.40%

Airlines: 0.40%
Qantas Airways 144A	5.13	6-20-13	2,455,000	2,490,674

Materials: 0.58%

Metals & Mining: 0.58%
Arcelormittal Company	5.38	6-1-13	3,500,000	3,578,491

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 1.28%

Diversified Telecommunication Services: 0.95%
Deutsche Telekom International Finance BV	5.25%	7-22-13	$3,000,000	$3,117,132
Telefonos de Mexico SA	5.50	1-27-15	2,510,000	2,760,985
				5,878,117

Wireless Telecommunication Services: 0.33%
Telefonica Moviles Chile SA 144A	2.88	11-9-15	2,000,000	2,002,790

Total Yankee Corporate Bonds and Notes (Cost $104,607,985)				106,721,696

Other: 0.02%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)			343,862	92,843

Total Other (Cost $39,062)				92,843

	Yield

Short-Term Investments: 5.58%

U.S. Treasury Securities: 0.03%
U.S. Treasury Bill #(z)	0.07	9-27-12	200,000	199,989

			Shares
Investment Companies: 5.55%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16		28,134,965	28,134,965
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.19		6,190,188	6,190,188

				34,325,153

Total Short-Term Investments (Cost $34,525,141)				34,525,142

Total investments in securities (Cost $614,173,179) *	100.34%	620,636,902
Other assets and liabilities, net	(0.34)	(2,122,516)

Total net assets	100.00%	$618,514,386

±	Variable rate investment

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

§	These securities are subject to a demand feature which reduces the effective maturity.
¤	Security issued in zero coupon form with no periodic interest payments.

(v)	Security represents investment of cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $614,331,131 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$10,327,306
Gross unrealized depreciation	(4,021,535)

Net unrealized appreciation	$6,305,771

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2012	Wells Fargo Advantage Short-Term Bond Fund	21

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$586,311,749
In affiliated securities, at value (see cost below)	34,325,153

Total investments, at value (see cost below)	620,636,902
Receivable for investments sold	2,675,436
Principal paydown receivable	18,157
Receivable for Fund shares sold	919,084
Receivable for interest	5,028,586
Receivable for daily variation margin on open futures contracts	41,267
Receivable for securities lending income	1,042
Prepaid expenses and other assets	30,229

Total assets	629,350,703

Liabilities
Dividends payable	235,510
Payable for investments purchased	3,513,340
Payable for Fund shares redeemed	432,945
Payable upon receipt of securities loaned	6,229,250
Advisory fee payable	168,502
Distribution fees payable	12,977
Due to other related parties	89,115
Accrued expenses and other liabilities	154,678

Total liabilities	10,836,317

Total net assets	$618,514,386

NET ASSETS CONSIST OF
Paid-in capital	$615,088,624
Undistributed net investment income	241,492
Accumulated net realized losses on investments	(3,329,841)
Net unrealized gains on investments	6,514,111

Total net assets	$618,514,386

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$69,246,692
Shares outstanding – Class A	7,863,004
Net asset value per share – Class A	$8.81
Maximum offering price per share – Class A2	$9.08
Net assets – Class C	$18,500,985
Shares outstanding – Class C	2,102,984
Net asset value per share – Class C	$8.80
Net assets – Institutional Class	$282,512,472
Shares outstanding – Institutional Class	32,061,993
Net asset value per share – Institutional Class	$8.81
Net assets – Investor Class	$248,254,237
Shares outstanding – Investor Class	28,202,349
Net asset value per share – Investor Class	$8.80

Investments in unaffiliated securities, at cost	$579,848,026

Investments in affiliated securities, at cost	$34,325,153

Total investments, at cost	$614,173,179

Securities on loan, at value	$6,110,021

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Bond Fund	Statement of operations—year ended August 31, 2012

Investment income
Interest	$15,759,192
Income from affiliated securities	125,566
Dividends	35,284
Securities lending income, net	32,715

Total investment income	15,952,757

Expenses
Advisory fee	2,585,252
Administration fees
Fund level	327,897
Class A	93,538
Class C	31,178
Institutional Class	260,494
Investor Class	479,234
Shareholder servicing fees
Class A	146,153
Class C	48,715
Investor Class	630,069
Distribution fees
Class C	146,146
Custody and accounting fees	50,807
Professional fees	35,150
Registration fees	78,617
Shareholder report expenses	55,238
Trustees’ fees and expenses	15,403
Other fees and expenses	47,236

Total expenses	5,031,127
Less: Fee waivers and/or expense reimbursements	(604,939)

Net expenses	4,426,188

Net investment income	11,526,569

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,128,142)
Futures transactions	3,966

Net realized losses on investments	(3,124,176)

Net change in unrealized gains (losses) on:
Unaffiliated securities	6,503,308
Futures transactions	53,159

Net change in unrealized gains (losses) on investments	6,556,467

Net realized and unrealized gains (losses) on investments	3,432,291

Net increase in net assets resulting from operations	$14,958,860

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term Bond Fund	23

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$11,526,569		$12,334,886
Net realized gains (losses) on investments		(3,124,176)		3,596,470
Net change in unrealized gains (losses) on investments		6,556,467		(1,292,627)

Net increase in net assets resulting from operations		14,958,860		14,638,729

Distributions to shareholders from
Net investment income
Class A		(951,345)		(1,012,375)
Class C		(173,151)		(201,120)
Institutional Class		(6,357,943)		(6,914,679)
Investor Class		(4,041,947)		(4,921,466)

Total distributions to shareholders		(11,524,386)		(13,049,640)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,621,145	40,466,730	4,351,540	38,071,832
Class C	717,899	6,268,775	1,173,221	10,272,685
Institutional Class	8,806,581	77,078,705	19,661,224	172,410,238
Investor Class	4,487,261	39,169,799	3,537,399	30,970,052

		162,984,009		251,724,807

Reinvestment of distributions
Class A	98,269	859,850	104,391	914,277
Class C	16,963	148,155	19,034	166,604
Institutional Class	424,162	3,712,251	432,972	3,795,511
Investor Class	412,671	3,607,439	488,922	4,280,138

		8,327,695		9,156,530

Payment for shares redeemed
Class A	(3,312,311)	(28,973,568)	(3,394,555)	(29,710,138)
Class C	(861,195)	(7,524,014)	(601,286)	(5,262,203)
Institutional Class	(14,488,745)	(127,045,929)	(16,189,801)	(141,875,382)
Investor Class	(5,078,990)	(44,391,058)	(6,193,074)	(54,165,350)

		(207,934,569)		(231,013,073)

Net increase (decrease) in net assets resulting from capital share transactions		(36,622,865)		29,868,264

Total increase (decrease) in net assets		(33,188,391)		31,457,353

Net assets
Beginning of period		651,702,777		620,245,424

End of period		$618,514,386		$651,702,777

Undistributed net investment income		$241,492		$231,258

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$8.76	$8.73	$8.66	$8.23	$8.38	$8.49
Net investment income	0.14	0.16	0.05	0.23	0.32	0.40
Net realized and unrealized gains (losses) on investments	0.05	0.04	0.07	0.46	(0.15)	(0.11)

Total from investment operations	0.19	0.20	0.12	0.69	0.17	0.29
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.05)	(0.26)	(0.32)	(0.40)
Net asset value, end of period	$8.81	$8.76	$8.73	$8.66	$8.23	$8.38
Total return[3]	2.22%	2.33%	1.37%	8.43%	2.14%	3.50%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.89%	0.89%	0.93%	0.95%	1.09%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.81%
Net investment income	1.63%	1.84%	2.05%	2.64%	3.86%	4.69%
Supplemental data
Portfolio turnover rate	44%	51%	11%	45%	50%	47%
Net assets, end of period (000’s omitted)	$69,247	$56,555	$47,121	$41,369	$16,456	$11,904

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$8.75	$8.73	$8.65	$8.22	$8.37	$8.45
Net investment income	0.08	0.10	0.03	0.16	0.26	0.05
Net realized and unrealized gains (losses) on investments	0.05	0.03	0.08	0.46	(0.15)	(0.08)

Total from investment operations	0.13	0.13	0.11	0.62	0.11	(0.03)
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.03)	(0.19)	(0.26)	(0.05)
Net asset value, end of period	$8.80	$8.75	$8.73	$8.65	$8.22	$8.37
Total return[3]	1.46%	1.45%	1.29%	7.61%	1.35%	(0.37)%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.65%	1.65%	1.68%	1.67%	1.85%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.53%	1.58%
Net investment income	0.89%	1.10%	1.28%	1.70%	2.72%	3.56%
Supplemental data
Portfolio turnover rate	44%	51%	11%	45%	50%	47%
Net assets, end of period (000’s omitted)	$18,501	$19,510	$14,299	$11,050	$1,199	$10

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from March 31, 2008 (commencement of class operations) to May 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.77	$8.74	$8.66	$8.24	$8.39	$8.49
Net investment income	0.17	0.19	0.06	0.25	0.35	0.43
Net realized and unrealized gains (losses) on investments	0.04	0.04	0.08	0.45	(0.15)	(0.10)

Total from investment operations	0.21	0.23	0.14	0.70	0.20	0.33
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.06)	(0.28)	(0.35)	(0.43)
Net asset value, end of period	$8.81	$8.77	$8.74	$8.66	$8.24	$8.39
Total return[2]	2.43%	2.66%	1.57%	8.65%	2.47%	3.97%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.56%	0.56%	0.58%	0.59%	0.64%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.95%	2.17%	2.38%	2.84%	4.22%	5.08%
Supplemental data
Portfolio turnover rate	44%	51%	11%	45%	50%	47%
Net assets, end of period (000’s omitted)	$282,512	$327,124	$292,080	$285,559	$77,900	$87,101

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Bond Fund	27

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.76	$8.73	$8.66	$8.23	$8.38	$8.48
Net investment income	0.14	0.16	0.05	0.23	0.32	0.40
Net realized and unrealized gains (losses) on investments	0.04	0.04	0.07	0.45	(0.15)	(0.10)

Total from investment operations	0.18	0.20	0.12	0.68	0.17	0.30
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.05)	(0.25)	(0.32)	(0.40)
Net asset value, end of period	$8.80	$8.76	$8.73	$8.66	$8.23	$8.38
Total return[2]	2.08%	2.30%	1.36%	8.38%	2.09%	3.57%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.94%	0.99%	0.99%	1.23%
Net expenses	0.83%	0.83%	0.84%	0.85%	0.85%	0.87%
Net investment income	1.61%	1.82%	2.02%	2.73%	3.87%	4.70%
Supplemental data
Portfolio turnover rate	44%	51%	11%	45%	50%	47%
Net assets, end of period (000’s omitted)	$248,254	$248,514	$266,746	$267,625	$250,572	$268,790

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	29

least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

30	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$8,051	$(8,051)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2012, the Fund had $3,123,253 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	31

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$48,353,250	$2,918	$48,356,168
Asset-backed securities	0	44,631,877	0	44,631,877
Corporate bonds and notes	0	250,897,498	0	250,897,498
Municipal obligations	0	35,667,884	0	35,667,884
Non-agency mortgage backed securities	0	33,917,308	0	33,917,308
Equity securities
Preferred stocks	0	1,622,504	0	1,622,504
U.S. Treasury securities	64,203,982	0	0	64,203,982
Yankee corporate bonds and notes	0	106,721,696	0	106,721,696
Other	0	0	92,843	92,843
Short-term investments
U.S. Treasury securities	199,989	0	0	199,989
Investment companies	28,134,965	6,190,188	0	34,325,153
	$92,538,936	$528,002,205	$95,761	$620,636,902

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of August 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$50,388	$0	$0	$50,388
+	Futures are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

32	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A, 1.55% for Class C, 0.48% for Institutional Class, and 0.83% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $4,686 from the sale of Class A shares and $29 and $695 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$82,998,141	$220,831,716	$19,110,249	$249,004,337

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2012, the Fund entered into futures contracts to speculate on interest rates and to help shorten or lengthen the duration of the portfolio.

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	33

At August 31, 2012, the Fund had long futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2012	Unrealized gains
12-31-12	408 Long	2-Year U.S. Treasury Notes	$89,995,875	$50,388

The Fund had an average notional amount of $81,778,746 in long future and $3,965,613 in short future contracts during the year ended August 31, 2012.

On August 31, 2012, the cumulative unrealized gains on futures contracts in the amount of $50,388 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $926 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $11,524,386 and $13,049,640 of ordinary income for the years ended August 31, 2012 and August 31, 2011, respectively.

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred*
$477,002	$6,307,523	$(3,123,253)

*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

34	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Short-Term Bond Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Bond Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

36	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2012, $8,021,421 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	39

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was in range of the median performance of the Universe and its benchmark index, the Lipper Short Investment Grade Bond Funds Index, for all periods under review.

40	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios, except the Investor Class. The Board received a report from Funds Management regarding the Fund’s expense results. The Board noted differences in the services provided to the funds included in the Universe. The Board viewed favorably Funds Management’s recommendation to reduce the Investor Class’ net operating expense ratio cap by two basis points.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was higher than the median rates for the Fund’s Expense Group, except the Institutional Class. The Board also noted that the Net Advisory Rate for the Fund was in range of the median rates for the Fund’s Expense Group, except the Investor Class. The Board viewed favorably Funds Management’s proposal to reduce the Advisory Agreement Rate by five basis points across all breakpoint levels.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	41

the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

42	Wells Fargo Advantage Short-Term Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation -
Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211735 10-12 A221/AR221 08-12

Wells Fargo Advantage

Short-Term High Yield Bond Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term High Yield Bond Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	3

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	5

Notice to Shareholders

At a meeting held on August 15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges (“CDSC”). Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Amount of Purchase	Front-end sales charge as % of public offering price	Front-end sales charge as % of net amount invested	Dealer reallowance as % of public offering price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.25%	2.30%	1.75%
$100,000 - $249,999	1.50%	1.52%	1.25%
$250,000 - $499,999	1.00%	1.01%	0.750%
$500,000 and over[1]	0.00%	0.00%	0.50%

1.	We will assess a 0.50% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

For redemptions of Class A shares purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA

Thomas M. Price, CFA

Michael J. Schueller, CFA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTHX)	2-29-00	4.57	4.52	4.93	7.81	5.16	5.25	1.02	0.82
Class C (WFHYX)	3-31-08	6.00	4.36	4.52	7.00	4.36	4.52	1.77	1.57
Administrator Class (WDHYX)	7-30-10	–	–	–	8.12	5.22	5.28	0.96	0.66
Investor Class (STHBX)	6-30-97	–	–	–	7.91	5.13	5.27	1.05	0.85
Short-Term High Yield Bond Index III[4]	–	–	–	–	10.61	8.45	8.65	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[5]	–	–	–	–	10.57	8.34	8.11	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Advantage Short-Term High Yield Bond Fund	7

Growth of $10,000 investment[6] as of August 31, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to Class A. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class and 0.84% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Short-Term High Yield Bond Index III is comprised of 70% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and 30% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated US dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. You cannot invest directly in an index.

5.	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

6.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest).Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 7.81% for the 12-month period that ended August 31, 2012. During the same period, the Fund’s benchmarks, the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index, returned 10.61% and 10.57%, respectively. The primary driver of the Fund’s underperformance was our conservative selection relative to the benchmarks.

■

Beginning in October 2011, credit spreads rallied substantially and continued through year-end and much of the 12-month period. The Fund was underweight to riskier assets that performed well during these spread rallies, resulting in underperformance.

■

We believe that we have been, and likely will continue to be, in a period of slow economic growth that will likely result in slower corporate earnings growth, but also preserve a highly accommodative monetary policy that will likely help liquidity in below-investment-grade debt markets.

High-yield prices rallied, even though economic concerns continued.

High-yield bond prices started the period trading approximately just below par (original $100 face value of the issued bond) before trading down to the low $90s in early October 2011 amid concerns about a worsening European sovereign debt crisis and slowing economic growth worldwide. After the Fed initiated “Operation Twist” in September 2011, combined with subsequent global central bank actions designed to address concerns regarding the European banking system, high-yield bond prices rallied to more than $102 by the end of the period. Similarly, high-yield spreads rallied meaningfully during the period, finishing more than 125 basis points (100 basis points equals 1.00%) tighter on the year. The default rate for the high-yield market ended the period at 3.5%, below the long-term average rate of 4.5%. Default rates will likely remain low for the next few years, as most high-yield issuers have improved their balance sheets and have used the capital markets to refinance their near-term maturities.

We remained cautious on our economic outlook throughout the period. Consumers continued to struggle with high unemployment and a recovery that is disappointing relative to historical experience. The Fed, however, has buoyed market sentiment by stating its support for further quantitative easing. Still, the Fed’s remaining options are limited, and the European sovereign debt crisis and the looming tax increases and spending cuts in the U.S. (dubbed the “fiscal cliff”) will likely remain in the headlines in the near future.

Ten largest long-term holdings[7] (%) as of August 31, 2012
Constellation Brands Incorporated, 7.25%, 9-1-16	1.16
Masco Corporation, 6.13%, 10-3-16	0.94
Crown Castle International Corporation, 9.00%, 1-15-15	0.92
CIT Group Incorporated, 5.25%, 4-1-14	0.89
Jabil Circuit Incorporated, 7.75%, 7-15-16	0.88
Universal Health Services Incorporated, 3.75%, 11-15-16	0.85
Discover Financial Services Company, 6.45%, 6-12-17	0.85
Owens Brockway Glass Container Incorporated, 7.38%, 5-15-16	0.83
Lamar Media Corporation Series C, 9.75%, 4-1-14	0.80
Jones Group Incorporated, 5.13%, 11-15-14	0.80

The Fund primarily invests in relatively higher-rated short-term high yield securities.

The primary detractor from the Fund’s performance was its conservative positioning relative to the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The Fund currently generates less income and has less exposure to improving credit spreads than the indexes and typically lags its benchmarks when prices significantly rise.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Advantage Short-Term High Yield Bond Fund	9

Credit quality[8] as of August 31, 2012

The Fund’s portfolio strategy did not change significantly during the period.

Our investments continued to fit into three principal categories. The first category is composed of short-maturity bonds that we expect to be repaid on the maturity date. The second category is made up of bonds with high coupons that we expect to be refinanced on a call date. These two categories comprised more than 65% of the portfolio during the period. The third category consists of floating-rate term loans, or leveraged loans. We decreased our position in this category from approximately 30% to approximately 23% during the period. The Fed’s statement in 2011 that it expects to keep its federal funds target rate low into 2013 (since extended to 2015 at the September 13, 2012 meeting) reduced demand for floating-rate paper by making the floating-rate feature somewhat less attractive. Recently, however, the rally in high-yield bond prices during the period has begun to improve the relative value of leveraged loans compared with this time last year. We believe the term loans we own are attractive for the Fund because they are secured by the assets of the issuing companies and in some cases offer yields as good as or better than bonds, even if short-term rates stay low for many years.

Please see footnotes on page 7.

10	Wells Fargo Advantage Short-Term High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,024.88	$4.12	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12	0.81%
Class C
Actual	$1,000.00	$1,021.03	$7.93	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.91	1.56%
Administrator Class
Actual	$1,000.00	$1,025.71	$3.31	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%
Investor Class
Actual	$1,000.00	$1,024.72	$4.28	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells FargoAdvantage Short-Term High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes : 63.15%

Consumer Discretionary : 18.53%

Auto Components : 2.00%
American Axle & Manufacturing Holdings Incorporated	5.25%	2-11-14	$7,000,000	$7,227,500
American Axle & Manufacturing Holdings Incorporated 144A«	9.25	1-15-17	2,500,000	2,806,250
TRW Automotive Incorporated 144A	7.25	3-15-17	6,500,000	7,426,250
TRW Automotive Incorporated 144A	8.88	12-1-17	3,325,000	3,699,063

				21,159,063

Diversified Consumer Services : 1.16%
Service Corporation International	6.75	4-1-15	3,300,000	3,605,250
Service Corporation International	7.00	6-15-17	4,000,000	4,560,000
Service Corporation International	7.38	10-1-14	3,740,000	4,114,000

				12,279,250

Hotels, Restaurants & Leisure : 1.39%
MGM Resorts International	10.38	5-15-14	4,750,000	5,391,250
Seminole Indian Tribe of Florida 144A	7.75	10-1-17	5,340,000	5,874,000
Starwood Hotels & Resorts Worldwide Incorporated	7.88	10-15-14	3,000,000	3,405,609

				14,670,859

Household Durables : 2.68%
DR Horton Incorporated	4.75	5-15-17	5,750,000	6,059,063
DR Horton Incorporated	6.13	1-15-14	3,000,000	3,150,000
Jarden Corporation	7.50	5-1-17	6,500,000	7,401,875
Mohawk Industries Incorporated	6.38	1-15-16	5,650,000	6,285,625
Pulte Homes Incorporated	5.25	1-15-14	5,250,000	5,446,875

				28,343,438

Leisure Equipment & Products : 0.53%
Easton Bell Sports Incorporated	9.75	12-1-16	5,115,000	5,581,744

Media : 6.41%
Belo Corporation	6.75	5-30-13	2,000,000	2,075,000
Belo Corporation	8.00	11-15-16	1,580,000	1,745,900
CCH II Capital Corporation	13.50	11-30-16	4,500,000	4,927,500
Cequel Communications Holdings 144A	8.63	11-15-17	6,000,000	6,442,500
Clear Channel Communications Incorporated	9.25	12-15-17	7,000,000	7,603,750
CSC Holdings LLC	8.50	4-15-14	7,000,000	7,691,250
EchoStar DBS Corporation	6.63	10-1-14	2,005,000	2,167,906
EchoStar DBS Corporation	7.13	2-1-16	7,500,000	8,250,000
Gannett Companies Incorporated	8.75	11-15-14	5,000,000	5,662,500
Lamar Media Corporation Series C	9.75	4-1-14	7,500,000	8,418,750
Sinclair Television Group 144A	9.25	11-1-17	2,000,000	2,225,000
Sirius XM Radio Incorporated 144A	8.75	4-1-15	5,500,000	6,270,000
Sirius XM Radio Incorporated 144A	9.75	9-1-15	4,000,000	4,195,000

				67,675,056

Multiline Retail : 0.26%
Macy’s Incorporated	5.75	7-15-14	2,500,000	2,719,130

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 2.59%
Avis Budget Car Rental LLC ±	2.93%	5-15-14	$7,900,000	$7,870,375
Best Buy Company Incorporated	7.00	7-15-13	1,750,000	1,797,233
Limited Brands Incorporated	5.25	11-1-14	7,000,000	7,472,500
Limited Brands Incorporated	6.90	7-15-17	2,500,000	2,843,750
Reynolds Group Issuer Incorporated	7.75	10-15-16	2,500,000	2,612,500
Simmons Bedding Company 144A	11.25	7-15-15	4,540,000	4,698,945

				27,295,303

Textiles, Apparel & Luxury Goods: 1.51%
Hanesbrands Incorporated	8.00	12-15-16	6,750,000	7,526,250
Jones Group Incorporated	5.13	11-15-14	8,250,000	8,415,000

				15,941,250

Consumer Staples: 3.43%

Beverages: 1.55%
Constellation Brands Incorporated	7.25	9-1-16	10,750,000	12,255,000
Cott Beverages Incorporated	8.38	11-15-17	3,785,000	4,139,844

				16,394,844

Food Products: 0.59%
Dole Food Company Incorporated	13.88	3-15-14	5,500,000	6,187,500

Household Products: 1.29%
Dollar General Corporation	4.13	7-15-17	5,750,000	5,980,000
Spectrum Brands	9.50	6-15-18	6,750,000	7,703,438

				13,683,438

Energy: 9.21%

Oil, Gas & Consumable Fuels : 9.21%
Arch Coal Incorporated «	8.75	8-1-16	6,000,000	6,000,000
Bill Barrett Corporation	9.88	7-15-16	6,000,000	6,615,000
Chesapeake Energy Corporation «	9.50	2-15-15	3,700,000	4,060,750
CITGO Petroleum Corporation 144A	11.50	7-1-17	4,000,000	4,600,000
Coffeyville Resources Refining & Marketing LLC 144A	9.00	4-1-15	5,250,000	5,591,250
Concho Resources Incorporated	8.63	10-1-17	4,640,000	5,115,600
Consol Energy Incorporated	8.00	4-1-17	5,000,000	5,387,500
Encore Acquisition Company	9.50	5-1-16	3,915,000	4,267,350
Forest Oil Corporation	8.50	2-15-14	6,000,000	6,360,000
HollyFrontier Corporation	9.88	6-15-17	7,130,000	7,825,175
Kinder Morgan Incorporated	5.15	3-1-15	7,000,000	7,367,731
Peabody Energy Corporation	7.38	11-1-16	6,750,000	7,543,125
Petrohawk Energy Corporation	10.50	8-1-14	5,500,000	6,022,500
Plains Exploration & Production Company	10.00	3-1-16	1,500,000	1,627,500
Regency Energy Partners Company	9.38	6-1-16	3,730,000	4,103,000
Targa Resources Partners Company	8.25	7-1-16	3,540,000	3,690,450
Tesoro Corporation	6.25	11-1-12	2,000,000	2,010,000
Tesoro Corporation	6.63	11-1-15	3,545,000	3,607,038
Tesoro Corporation	9.75	6-1-19	1,000,000	1,152,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells FargoAdvantage Short-Term High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corporation	7.00%	2-1-14	$4,000,000	$4,270,000

				97,216,469

Financials : 9.06%

Commercial Banks : 2.71%
AmSouth Bancorporation	4.85	4-1-13	5,014,000	5,051,605
AmSouth Bancorporation	5.20	4-1-15	5,370,000	5,531,100
CIT Group Incorporated 144A	4.75	2-15-15	1,000,000	1,040,000
CIT Group Incorporated 144A	5.25	4-1-14	9,000,000	9,348,750
Zions Bancorporation	7.75	9-23-14	7,000,000	7,646,821

				28,618,276

Consumer Finance : 5.71%
Calpine Construction Finance Corporation 144A	8.00	6-1-16	6,000,000	6,487,500
Discover Financial Services Company	6.45	6-12-17	7,900,000	8,950,424
Ford Motor Credit Company LLC	3.88	1-15-15	2,000,000	2,081,084
Ford Motor Credit Company LLC	8.00	12-15-16	6,500,000	7,770,471
Ford Motor Credit Company LLC	8.70	10-1-14	3,500,000	3,959,449
General Motors Financial Company 144A	4.75	8-15-17	2,750,000	2,769,016
GMAC LLC	6.75	12-1-14	1,000,000	1,077,500
GMAC LLC	7.50	12-31-13	3,000,000	3,206,250
JBS USA Finance Incorporated	11.63	5-1-14	6,000,000	6,765,000
Nielsen Finance LLC	11.63	2-1-14	6,975,000	7,916,625
SLM Corporation Series A	5.00	10-1-13	4,000,000	4,120,000
SLM Corporation Series A	5.00	4-15-15	5,000,000	5,212,995

				60,316,314

Diversified Financial Services : 0.44%
Ally Financial Incorporated	4.50	2-11-14	3,000,000	3,086,250
Ally Financial Incorporated	5.50	2-15-17	1,500,000	1,560,345

				4,646,595

REITs : 0.20%
Host Marriott LP Series Q	6.75	6-1-16	2,043,000	2,099,183

Health Care : 2.16%

Health Care Equipment & Supplies : 0.76%
Fresenius US Finance II Incorporated 144A	9.00	7-15-15	7,000,000	8,058,750

Health Care Providers & Services : 1.40%
Community Health Systems Incorporated	5.13	8-15-18	2,000,000	2,062,500
HCA Incorporated	5.75	3-15-14	4,000,000	4,175,000
Health Management plc	6.13	4-15-16	6,680,000	7,214,400
Select Medical Corporation	7.63	2-1-15	1,299,000	1,316,049

				14,767,949

Industrials : 8.34%

Aerospace & Defense : 0.80%
Alliant Techsystems Incorporated	6.75	4-1-16	5,000,000	5,112,500

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Aerospace & Defense (continued)
Geoeye Incorporated «	9.63%	10-1-15	$3,000,000	$3,330,000

				8,442,500

Building Products : 0.94%
Masco Corporation	6.13	10-3-16	9,109,000	9,925,294

Commercial Services & Supplies : 2.58%
ARAMARK Corporation ±	3.94	2-1-15	2,500,000	2,493,750
ARAMARK Corporation	8.50	2-1-15	3,000,000	3,075,030
Casella Waste Systems Incorporated	11.00	7-15-14	5,000,000	5,300,000
Deluxe Corporation	5.13	10-1-14	5,000,000	5,156,250
International Lease Finance Corporation	5.65	6-1-14	3,000,000	3,105,000
International Lease Finance Corporation 144A	6.50	9-1-14	5,000,000	5,325,000
RR Donnelley & Sons Company	5.50	5-15-15	2,750,000	2,839,375

				27,294,405

Machinery : 2.84%
Case New Holland Incorporated «	7.25	1-15-16	5,500,000	6,187,500
Case New Holland Incorporated	7.75	9-1-13	3,500,000	3,683,750
SPX Corporation	6.88	9-1-17	5,245,000	5,821,950
SPX Corporation	7.63	12-15-14	4,085,000	4,524,138
Terex Corporation	10.88	6-1-16	5,000,000	5,635,500
Westinghouse Air Brake Technology Corporation	6.88	7-31-13	4,000,000	4,140,000

				29,992,838

Professional Services : 0.54%
FTI Consulting Incorporated	7.75	10-1-16	5,500,000	5,658,125

Trading Companies & Distributors : 0.64%
United Rentals North America Incorporated	10.88	6-15-16	6,000,000	6,712,500

Information Technology : 2.53%

Electronic Equipment, Instruments & Components : 0.87%
Jabil Circuit Incorporated	7.75	7-15-16	8,000,000	9,240,000

IT Services : 1.66%
Fidelity National Information Services Incorporated	7.63	7-15-17	6,000,000	6,600,000
iGATE Corporation	9.00	5-1-16	5,000,000	5,412,500
Seagate Technology HDD Holdings	6.80	10-1-16	5,000,000	5,512,500

				17,525,000

Materials : 5.12%

Chemicals : 0.66%
Huntsman International LLC	5.50	6-30-16	7,000,000	7,008,750

Containers & Packaging : 2.37%
Ball Corporation	7.13	9-1-16	7,000,000	7,595,000
Berry Plastics Corporation ±	5.21	2-15-15	3,330,000	3,331,665
Berry Plastics Corporation	8.25	11-15-15	5,000,000	5,262,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells FargoAdvantage Short-Term High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging (continued)
Owens Brockway Glass Container Incorporated	7.38%	5-15-16	$7,720,000	$8,800,800

				24,989,965

Paper & Forest Products : 2.09%
Appleton Papers Incorporated 144A	10.50	6-15-15	5,000,000	5,350,000
Boise Paper Holdings LLC	9.00	11-1-17	7,500,000	8,306,250
Neenah Paper Incorporated	7.38	11-15-14	2,655,000	2,678,231
Resolute Forest Products Incorporated	10.25	10-15-18	5,000,000	5,725,000

				22,059,481

Telecommunication Services : 3.65%

Diversified Telecommunication Services : 1.95%
Cincinnati Bell Incorporated	7.00	2-15-15	6,000,000	6,060,000
Frontier Communications Corporation	6.63	3-15-15	4,000,000	4,290,000
Frontier Communications Corporation	7.88	4-15-15	1,330,000	1,479,625
Frontier Communications Corporation	8.25	5-1-14	130,000	143,163
Windstream Corporation	7.88	11-1-17	4,000,000	4,350,000
Windstream Corporation	8.13	8-1-13	4,000,000	4,220,000

				20,542,788

Wireless Telecommunication Services : 1.70%
CCO Holdings LLC	7.25	10-30-17	7,500,000	8,212,500
Crown Castle International Corporation	9.00	1-15-15	9,000,000	9,731,250

				17,943,750

Utilities : 1.12%

Electric Utilities : 0.42%
DPL Incorporated 144A	6.50	10-15-16	4,000,000	4,400,000

Independent Power Producers & Energy Traders : 0.70%
AES Corporation	7.75	3-1-14	6,750,000	7,340,625

				11,740,625

Total Corporate Bonds and Notes (Cost $655,778,597)				666,730,432

Municipal Obligations : 1.10%

California : 0.87%
California Judgment Trust (Miscellaneous Revenue) ±§	1.68	6-1-15	4,170,000	4,007,370
Oakland CA Redevelopment Agency Refunding Subordinated Housing Set Aside Series 2006A (Tax Revenue)	5.38	9-1-16	5,000,000	5,155,250

				9,162,620

Michigan : 0.23%
Wayne County MI (Tax Revenue)	5.00	9-15-13	2,478,000	2,487,565

Total Municipal Obligations (Cost $11,533,758)				11,650,185

Non-Agency Mortgage Backed Securities : 0.01%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±(i)	3.21	4-25-24	84,871	70,395

Total Non-Agency Mortgage Backed Securities (Cost $85,218)				70,395

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Term Loans : 22.55%
Allison Transmission Incorporated <	3.18%	8-7-14	$4,750,000	$4,742,068
ARAMARK Corporation	3.50	7-26-16	253,281	252,450
ARAMARK Corporation	3.64	7-26-16	2,612,497	2,603,928
Biomet Incorporated	3.37	3-25-15	8,333,718	8,311,884
CDW LLC	4.00	7-14-17	6,762,635	6,679,522
Chrysler Group LLC	6.00	5-24-17	7,949,924	8,082,688
Cinemark USA Incorporated	3.49	4-29-16	2,902,500	2,904,561
Community Health Systems Incorporated <	3.92	1-25-17	6,000,000	6,004,260
Community Health Systems Incorporated	2.62	7-25-14	1,919,489	1,914,691
DaVita Incorporated	4.50	10-20-16	4,925,000	4,937,313
Dean Foods Company	3.49	4-2-17	3,425,854	3,402,318
Dean Foods Company	1.62	4-2-14	2,413,402	2,394,794
Dean Foods Company	3.24	4-2-16	1,728,692	1,724,370
Delphi Corporation	3.50	3-31-17	8,306,053	8,306,053
Dollar General Corporation	2.98	7-7-14	4,659,542	4,670,305
Federal Mogul Corporation	2.18	12-29-14	2,607,690	2,488,545
Federal Mogul Corporation	2.18	12-28-15	1,330,454	1,269,666
Freescale Semiconductor	4.50	12-1-16	2,990,221	2,868,758
Getty Images Incorporated	5.25	11-7-16	3,647,247	3,646,481
Goodman Global Holdings Incorporated	5.75	10-28-16	4,191,083	4,194,771
HCA Incorporated	3.48	2-2-16	6,826,832	6,750,030
Hertz Corporation <	3.75	3-9-18	7,221,061	7,173,907
Iasis Healthcare Corporation	5.00	5-3-18	5,925,000	5,831,207
Intelsat Jackson Holdings SA	5.25	4-2-18	3,950,000	3,962,838
KAR Auction Services Incorporated	5.00	5-19-17	7,924,792	7,922,335
Levi Strauss & Company <	2.50	3-27-14	6,688,800	6,599,638
Manitowoc Company Incorporated	4.25	11-13-17	4,150,000	4,167,306
MedAssets Incorporated	5.25	11-16-16	2,758,524	2,765,999
MetroPCS Wireless Incorporated	4.07	11-3-16	7,411,015	7,400,195
Michaels Stores Incorporated	5.00	7-29-16	6,000,000	6,030,000
NBTY Incorporated	4.25	10-2-17	8,172,889	8,203,538
Neiman Marcus Group	4.75	5-16-18	6,000,000	6,000,000
Novelis Incorporated	4.00	3-10-17	2,955,000	2,937,063
Omnova Solutions Incorporated	5.50	5-31-17	2,333,438	2,346,575
Phillips Van Heusen Corporation	3.50	5-6-16	3,077,050	3,072,711
Pinnacle Foods Finance LLC	3.75	10-3-16	2,970,551	2,943,311
Reynolds Group Holdings Incorporated	6.50	2-9-18	3,907,287	3,929,754
Scientific Games Corporation	2.99	6-30-15	3,477,650	3,446,351
Seminole Tribe of Florida	1.96	3-5-14	585,087	582,162
Seminole Tribe of Florida	1.96	3-5-14	376,089	374,208
Seminole Tribe of Florida	1.96	3-5-14	1,357,810	1,351,021
Sensata Technologies BV	4.00	5-11-18	4,950,000	4,956,188
Sungard Data Systems Incorporated	3.92	2-26-16	1,546,473	1,544,927
Sungard Data Systems Incorporated	3.99	2-28-17	1,957,431	1,950,090
Swift Transportation Companies Incorporated	3.99	12-21-16	1,750,000	1,752,188
Swift Transportation Companies Incorporated	5.00	12-15-17	3,669,941	3,679,116
Terex Corporation	5.50	4-28-17	1,985,000	1,994,925
Time Warner Telecom Holdings	3.49	12-29-16	5,982,496	5,978,787
Toys “R” Us Incorporated	5.25	5-25-18	2,962,500	2,838,460
Toys “R” Us Incorporated	6.00	9-1-16	2,940,000	2,886,727

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells FargoAdvantage Short-Term High Yield Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Term Loans (continued)
Transdigm Incorporated	4.00%	2-14-17	$6,882,532	$6,906,208
UCI International Incorporated	5.50	7-26-17	3,598,456	3,607,452
Universal Health Services Incorporated	3.75	11-15-16	9,000,000	9,000,000
Vanguard Health Holding Company LLC	5.00	1-29-16	6,895,914	6,926,118
Wendy’s International Incorporated	4.75	5-15-19	3,000,000	3,013,380
West Corporation	5.50	7-15-16	5,897,800	5,908,121

Total Term Loans (Cost $237,731,497)				238,132,262

Yankee Corporate Bonds and Notes : 2.93%

Consumer Discretionary : 0.96%

Media : 0.96%
Virgin Media Finance plc	8.38	10-15-19	5,000,000	5,650,000
Virgin Media Finance plc	9.50	8-15-16	4,000,000	4,470,000

				10,120,000

Financials : 1.23%

Consumer Finance : 1.23%
Ineos Finance plc 144A	9.00	5-15-15	7,000,000	7,420,000
National Money Mart Company	10.38	12-15-16	5,000,000	5,581,250

				13,001,250

Industrials : 0.49%

Building Products : 0.49%
ArcelorMittal	4.00	8-5-15	5,200,000	5,148,000

Materials : 0.25%

Paper & Forest Products : 0.25%
UPM Kymmene Corporation 144A	5.63	12-1-14	2,500,000	2,606,243

Total Yankee Corporate Bonds and Notes (Cost $30,834,609)				30,875,493

Other : 0.00%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)			139,412	37,641

Total Other (Cost $15,837)				37,641

	Yield		Shares
Short-Term Investments : 10.66%

Investment Companies : 10.66%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.16		97,183,354	97,183,354
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.19		15,366,531	15,366,531

Total Short-Term Investments (Cost $112,549,885)				112,549,885

Total investments in securities
(Cost $1,048,529,401)*	100.40%	1,060,046,293
Other assets and liabilities, net	(0.40)	(4,172,714)

Total net assets	100.00%	$1,055,873,579

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2012

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
«	All or a portion of this security is on loan.
±	Variable rate investment
§	These securities are subject to a demand feature which reduces the effective maturity.
<	All or a portion of the position represents an unfunded loan commitment.
(v)	Security represents investment of cash collateral received from securities on loan.
(i)	Illiquid security for which the designation as illiquid is unaudited
(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.
(l)	Investment in an affiliate
(u)	Rate shown is the 7-day annualized yield at period end.
##	All or a portion of this security has been segregated for unfunded loans.
(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.
*	Cost for federal income tax purposes is $1,048,721,052 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,299,998
Gross unrealized depreciation	(2,974,757)

Net unrealized appreciation	$11,325,241

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—August 31, 2012	Wells Fargo Advantage Short-Term High Yield Bond Fund	19

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$947,496,408
In affiliated securities, at value (see cost below)	112,549,885

Total investments, at value (see cost below)	1,060,046,293
Receivable for investments sold	7,354,070
Receivable for Fund shares sold	3,347,799
Receivable for interest	15,185,451
Receivable for securities lending income	7,034
Prepaid expenses and other assets	67,146

Total assets	1,086,007,793

Liabilities
Dividends payable	681,688
Payable for investments purchased	10,907,850
Payable for Fund shares redeemed	2,312,664
Payable upon receipt of securities loaned	15,382,368
Advisory fee payable	278,166
Distribution fees payable	69,484
Due to other related parties	183,516
Accrued expenses and other liabilities	318,478

Total liabilities	30,134,214

Total net assets	$1,055,873,579

NET ASSETS CONSIST OF
Paid-in capital	$1,045,363,263
Overdistributed net investment income	(681,688)
Accumulated net realized losses on investments	(324,888)
Net unrealized gains on investments	11,516,892

Total net assets	$1,055,873,579

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$261,172,776
Shares outstanding – Class A	31,622,756
Net asset value per share – Class A	$8.26
Maximum offering price per share – Class A2	$8.52
Net assets – Class C	$102,779,900
Shares outstanding – Class C	12,444,574
Net asset value per share – Class C	$8.26
Net assets – Administrator Class	$459,746,150
Shares outstanding – Administrator Class	55,684,133
Net asset value per share – Administrator Class	$8.26
Net assets – Investor Class	$232,174,753
Shares outstanding – Investor Class	28,111,420
Net asset value per share – Investor Class	$8.26

Investments in unaffiliated securities, at cost	$935,979,516

Investments in affiliated securities, at cost	$112,549,885

Total investments, at cost	$1,048,529,401

Securities on loan, at value	$15,090,713

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term High Yield Bond Fund	Statement of operations—year ended August 31, 2012

Investment income
Interest	$45,064,215
Interest from affiliated securities	82,596
Securities lending income, net	40,618

Total investment income	45,187,429

Expenses
Advisory fee	4,303,662
Administration fees
Fund level	439,913
Class A	356,463
Class C	136,911
Administrator Class	365,806
Investor Class	390,757
Shareholder servicing fees
Class A	556,973
Class C	213,923
Administrator Class	886,308
Investor Class	510,499
Distribution fees
Class C	641,770
Custody and accounting fees	64,563
Professional fees	35,864
Registration fees	67,993
Shareholder report expenses	96,317
Trustees’ fees and expenses	10,694
Other fees and expenses	41,855

Total expenses	9,120,271
Less: Fee waivers and/or expense reimbursements	(1,875,501)

Net expenses	7,244,770

Net investment income	37,942,659

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(362,485)
Net change in unrealized gains on investments	27,268,399

Net realized and unrealized gains (losses) on investments	26,905,914

Net increase in net assets resulting from operations	$64,848,573

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Short-Term High Yield Bond Fund	21

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$37,942,659		$29,291,466
Net realized gains (losses) on investments		(362,485)		4,578,954
Net change in unrealized gains (losses) on investments		27,268,399		(22,425,918)

Net increase in net assets resulting from operations		64,848,573		11,444,502

Distributions to shareholders from
Net investment income
Class A		(9,592,912)		(9,606,382)
Class C		(3,038,303)		(2,133,766)
Administrator Class		(16,276,949)		(8,867,546)
Investor Class		(8,793,670)		(8,752,298)
Net realized gains
Class A		(1,020,607)		0
Class C		(396,551)		0
Administrator Class		(1,507,049)		0
Investor Class		(980,285)		0

Total distributions to shareholders		(41,606,326)		(29,359,992)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	17,590,353	143,996,918	19,332,346	160,007,266
Class C	5,412,553	44,308,248	5,908,141	48,870,662
Administrator Class	45,381,895	370,447,337	40,593,904	335,757,566
Investor Class	21,791,794	177,797,841	16,435,101	135,892,540

		736,550,344		680,528,034

Reinvestment of distributions
Class A	1,181,327	9,653,193	955,857	7,892,159
Class C	343,696	2,809,382	178,177	1,470,543
Administrator Class	1,364,052	11,156,063	445,301	3,671,974
Investor Class	1,000,677	8,174,691	850,959	7,027,165

		31,793,329		20,061,841

Payment for shares redeemed
Class A	(12,229,453)	(99,883,582)	(24,011,790)	(197,683,942)
Class C	(2,251,113)	(18,420,165)	(1,551,311)	(12,789,167)
Administrator Class	(22,097,995)	(180,623,473)	(10,010,360)	(82,141,751)
Investor Class	(15,957,501)	(130,392,297)	(17,750,448)	(146,262,384)

		(429,319,517)		(438,877,244)

Net increase in net assets resulting from capital share transactions		339,024,156		261,712,631

Total increase in net assets		362,266,403		243,797,141

Net assets
Beginning of period		693,607,176		449,810,035

End of period		$1,055,873,579		$693,607,176

Overdistributed net investment income		$(681,688)		$(795,792)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009[2]	2008[2]
Net asset value, beginning of period	$8.04	$8.18	$8.09	$7.82	$8.31	$8.54
Net investment income	0.36	0.40	0.11	0.45	0.40	0.47
Net realized and unrealized gains (losses) on investments	0.26	(0.14)	0.09	0.26	(0.49)	(0.23)

Total from investment operations	0.62	0.26	0.20	0.71	(0.09)	0.24
Distributions to shareholders from
Net investment income	(0.36)	(0.40)	(0.11)	(0.44)	(0.40)	(0.47)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.40)	(0.40)	(0.11)	(0.44)	(0.40)	(0.47)
Net asset value, end of period	$8.26	$8.04	$8.18	$8.09	$7.82	$8.31
Total return[3]	7.81%	3.10%	2.43%	9.17%	(0.89)%	2.98%
Ratios to average net assets (annualized)
Gross expenses	0.99%	1.00%	1.01%	1.03%	1.08%	1.20%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%	0.86%
Net investment income	4.33%	4.77%	5.14%	5.50%	5.27%	5.70%
Supplemental data
Portfolio turnover rate	28%	36%	15%	40%	46%	59%
Net assets, end of period (000’s omitted)	$261,173	$201,523	$235,754	$212,688	$110,451	$15,781

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells FargoAdvantage Short-Term High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$8.04	$8.18	$8.09	$7.82	$8.31	$8.22
Net investment income	0.29 [3]	0.33	0.09	0.38	0.34	0.06
Net realized and unrealized gains (losses) on investments	0.26	(0.14)	0.09	0.26	(0.49)	0.09

Total from investment operations	0.55	0.19	0.18	0.64	(0.15)	0.15
Distributions to shareholders from
Net investment income	(0.29)	(0.33)	(0.09)	(0.37)	(0.34)	(0.06)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.33)	(0.33)	(0.09)	(0.37)	(0.34)	(0.06)
Net asset value, end of period	$8.26	$8.04	$8.18	$8.09	$7.82	$8.31
Total return[4]	7.00%	2.33%	2.24%	8.35%	(1.70)%	2.48%
Ratios to average net assets (annualized)
Gross expenses	1.73%	1.75%	1.76%	1.78%	1.76%	1.97%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	3.58%	3.97%	4.39%	4.69%	4.50%	4.37%
Supplemental data
Portfolio turnover rate	28%	36%	15%	40%	46%	59%
Net assets, end of period (000’s omitted)	$102,780	$71,831	$36,050	$32,985	$11,096	$18

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from March 31, 2008 (commencement of class operations) to May 31, 2008.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$8.03	$8.18	$8.18
Net investment income	0.37	0.41	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.27	(0.15)	0.00

Total from investment operations	0.64	0.26	0.03
Distributions to shareholders from
Net investment income	(0.37)	(0.41)	(0.03)
Net realized gains	(0.04)	0.00	0.00

Total distributions to shareholders	(0.41)	(0.41)	(0.03)
Net asset value, end of period	$8.26	$8.03	$8.18
Total return[3]	8.12%	3.15%	0.39%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.89%
Net expenses	0.65%	0.65%	0.64%
Net investment income	4.48%	4.87%	4.39%
Supplemental data
Portfolio turnover rate	28%	36%	15%
Net assets, end of period (000’s omitted)	$459,746	$249,301	$60

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells FargoAdvantage Short-Term High Yield Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.03	$8.18	$8.09	$7.82	$8.31	$8.54
Net investment income	0.35 [2]	0.39	0.11	0.44	0.40	0.47
Net realized and unrealized gains (losses) on investments	0.27	(0.15)	0.08	0.26	(0.49)	(0.23)

Total from investment operations	0.62	0.24	0.19	0.70	(0.09)	(0.24)
Distributions to shareholders from
Net investment income	(0.35)	(0.39)	(0.10)	(0.43)	(0.40)	(0.47)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.39)	(0.39)	(0.10)	(0.43)	(0.40)	(0.47)
Net asset value, end of period	$8.26	$8.03	$8.18	$8.09	$7.82	$8.31
Total return[3]	7.91%	2.95%	2.42%	9.12%	(0.91)%	2.98%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.03%	1.05%	1.07%	1.13%	1.34%
Net expenses	0.84%	0.84%	0.85%	0.86%	0.84%	0.86%
Net investment income	4.30%	4.76%	5.10%	5.49%	5.20%	5.69%
Supplemental data
Portfolio turnover rate	28%	36%	15%	40%	46%	59%
Net assets, end of period (000’s omitted)	$232,175	$170,952	$177,946	$165,759	$128,789	$70,420

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	27

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to consent fees and recognition of partnership income. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(126,721)	$126,721

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2012, the Fund had $297,050 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Corporate bonds and notes	$0	$666,730,432	$0	$666,730,432
Municipal obligations	0	11,650,185	0	11,650,185
Non-agency mortgage backed securities	0	70,395	0	70,395
Term loans	0	219,526,930	18,605,332	238,132,262
Yankee corporate bonds and notes	0	30,875,493	0	30,875,493
Other	0	0	37,641	37,641
Short-term investments
Investment companies	97,183,354	15,366,531	0	112,549,885
	$97,183,354	$944,219,966	$18,642,973	$1,060,046,293

Further details on the major security types listed above can be found in the Portfolio of Investments.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	29

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Term loans	Other	Total
Balance as of August 31, 2011	$1,899,438	$29,375,878	$152,136	$31,427,452
Accrued discounts (premiums)	(10,574)	18,402	0	7,828
Realized gains (losses)	(327)	(687,386)	51,807	(635,906)
Change in unrealized gains (losses)	(35,426)	1,417,275	(89,140)	1,292,709
Purchases	0	2,985,000	0	2,985,000
Sales	(1,853,111)	(16,605,184)	(77,162)	(18,535,457)
Transfers into Level 3	0	16,258,757	0	16,258,757
Transfers out of Level 3	0	(14,157,410)	0	(14,157,410)
Balance as of August 31, 2012	$0	$18,605,332	$37,641	$18,642,973
Change in unrealized gains (losses) relating to securities still held at August 31, 2012	$0	$83,140	$(15,544)	$67,596

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A, 1.56% for Class C and 0.65% for Administrator Class, and 0.84% for Investor Class.

30	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $33,764 from the sale of Class A shares and $996 and $10,269 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2012 were $650,753,262 and $229,315,227, respectively.

As of August 31, 2012, the Fund had unfunded loan commitments of $10,907,850.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $1,928 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Year ended August 31,
	2012	2011
Ordinary income	$37,713,860	$29,359,992
Long-term capital gain	3,892,466	0

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Post-October capital loss deferrals*
$163,813	$11,325,241	$(297,050)

*	This amount will be recognized on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	31

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

32	Wells Fargo Advantage Short-Term High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term High Yield Bond Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $3,892,466 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2012.

For the fiscal year ended August 31, 2012, $35,104,646 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2012, $778,206 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that, except for the one-year period, the performance of the Fund was lower than the median performance of the Universe and its benchmark, the Lipper High Current Yield Bond Funds Index. The Board received a report from Funds Management that discussed the Fund’s performance results that noted that the funds in the Fund’s Universe (i) invested

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	37

in securities that had a longer duration and (ii) had a wider credit quality distribution compared to the Fund. The Board noted that the Fund tended to concentrate its investments in the highest quality of securities within each credit tier, typically avoiding the highest yielding and riskiest securities.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate was in range of or equal to the median rates for the Fund’s Expense Group, except for the Investor Class. The Board also noted that the Net Advisory Rate for the Fund was in range of or lower than the median rates for the Fund’s Expense Group. The Board viewed favorably Funds Management’s proposal to reduce the Advisory Agreement Rate by five basis points across all breakpoint levels.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets)

38	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.
Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Short-Term High Yield Bond Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211736 10-12 A222/AR222 08-12

Wells Fargo Advantage

Ultra Short-Term Income Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Ultra Short-Term Income Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet on purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro.

Letter to shareholders (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	3

Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

This page is intentionally left blank.

6	Wells Fargo Advantage Ultra Short-Term Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA

Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SADAX)	8-31-99	(0.56)	1.24	2.09	1.47	1.65	2.29	0.88	0.71
Class C (WUSTX)	7-18-08	(0.29)	0.89	1.60	0.71	0.89	1.60	1.63	1.46
Administrator Class (WUSDX)	4-8-05	–	–	–	1.74	1.80	2.51	0.82	0.56
Institutional Class (SADIX)	8-31-99	–	–	–	1.94	2.01	2.78	0.55	0.36
Investor Class (STADX)	11-25-88	–	–	–	1.56	1.64	2.33	0.91	0.74
Barclays Short-Term U.S. Government/Credit Bond Index[4]	–	–	–	–	0.33	1.65	NA	–	–
Barclays 9-12 Month U.S. Short-Term Treasury Index[5]	–	–	–	–	0.21	1.76	2.27	–	–
Barclays 1-3 Year U.S. Government/Credit Bond Index[6]	–	–	–	–	1.06	3.42	3.32	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	WellsFargo Advantage Ultra Short-Term Income Fund	7

Growth of $10,000 investment[7] as of August 31, 2012

1.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to Class A. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, 0.35% for Institutional Class and 0.73% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the Barclays U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Barclays Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12months. However, the limited performance history of the index does not allow for comparison to all periods of the Fund’s performance. This index has an inception date of August 1, 2004. You cannot invest directly in an index.

5.	The Barclays 9-12 Month U.S. Short-Term Treasury Index includes aged U.S. Treasury Bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon STRIPS (Separate Trading of Registered Interest and Principal Securities). You cannot invest directly in an index.

6.	The Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 9-12 Month U.S. Short-Term Treasury Index and the Barclays 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

8.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Ultra Short-Term Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 1.47% for the 12-month period that ended August 31, 2012, outperforming its benchmarks, the Barclays Short-Term U.S. Government/Credit Bond Index, the Barclays 9-12 Month U.S. Short-Term Treasury Index and the Barclays 1-3 Year U.S. Government /Credit Bond Index.

■	The Fund benefited from substantial positive relative performance in the corporate sector.

■	The Fund’s holdings in asset-backed and mortgage-backed securities also generated incremental returns.

The U.S. economy experienced another slowdown

In an eerie and unfortunate reprise of the pattern of last year, the U.S. economy lost vigor in the spring and summer months of 2012, failing to build on the momentum established in late 2011 and into the first quarter of 2012. The clearest evidence of deceleration could be seen in labor market statistics. After having generated a net increase of approximately 225,000 jobs per month in the first quarter of 2012, only 87,000 jobs per month were added in the period from April through August 2012. The unemployment rate, which had fallen by a cumulative 0.3% in the first quarter of 2012, declined by only 0.1% in the five months since and would have actually risen but for a decline in the labor force participation rate. Other measures of labor market utilization showed virtual stagnation.

Economic deceleration had several causes

Some of this period’s deceleration can be blamed on Mother Nature. Unusually mild weather in much of the country during the first quarter of 2012 pulled forward demand for goods and services and accelerated construction schedules. Higher demand led to stronger hiring and an encouraging drop in the unemployment rate. The improvement, however, does not appear to have reflected a faster overall growth trend. Rather, having largely sated their desires in the first quarter, U.S. consumers then took a breather. Businesses ultimately slowed their hiring, indicating the surge in demand was temporary.

Perhaps as significant as the weather-related demand shift, the U.S. economy faced a severe headwind from Europe in the second quarter of 2012. The sovereign debt crisis within the eurozone and the various austerity measures implemented to combat it resulted in a painful slowdown in which the aggregate eurozone unemployment rate climbed to 11.3%—the highest level experienced since the currency union was formed more than a decade ago.

A third factor may have weighed on U.S. economic activity in the second quarter of 2012: the unchecked approach of the major tax increases and scheduled spending sequestrations that together have been dubbed the fiscal cliff. The cumulative drag of substantial across-the-board increases in tax rates for ordinary and capital income, the expiration of the payroll tax “holiday,” and the spending reductions written into current law could amount to as much as 5% of gross domestic product in the absence of mitigating legislation. For an economy struggling to maintain even a 2% rate of growth, such a drag on GDP could be devastating.

Ten largest long-term holdings[8] (%) as of August 31, 2012
Bank Nederlandse Gemeenten, 5.00%, 5-16-14	1.24
Canadian Imperial Bank, 2.00%, 2-4-13	1.17
SpareBank 1 Boligkreditt, 1.25%, 10-25-14	1.17
Nordea Eiendomskreditt, 1.89%, 4-7-14	1.06
Stadshypotek AB, 1.45%, 9-30-13	1.05
Bank of Nova Scotia, 1.45%, 7-26-14	1.01
Ally Auto Receivables Trust Series 2012-2 Class A2, 0.56%, 10-15-14	0.75
Ford Credit Auto Owner Trust Series 2012-B Class A2, 0.57%, 1-15-15	0.75
Ford Credit Auto Lease Trust Series 2011-B Class A2, 0.82%, 1-15-14	0.73
Dominion Resources Incorporated, 5.00%, 3-15-13	0.72

The Fed stood alone

With fiscal policy in gridlock, monetary policy remained the only available tool to combat economic weakness. The Federal Open Market Committee (FOMC) acknowledged as much at the conclusion of its June 20, 2012 meeting, issuing a statement that promised more intervention in the Treasury market in an attempt to further ease financial conditions. In a continuation of the program first launched last year, the central bank pledged to sell some of its current holdings of Treasuries with relatively short remaining terms and to redeploy the proceeds into intermediate- and longer-maturity Treasuries. As the FOMC statement explained, the objective of this effort is to “put downward pressure on longer-term interest rates and help to make broader financial conditions more accommodative.”

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	9

The decision to ease policy further was driven by a downgrade in the Federal Reserve’s (Fed) expectations for intermediate-term growth and employment. A moderate core inflation rate, falling commodity prices, and stable inflation expectations have allowed the Fed to pursue a highly accommodative posture for more than three years. The monetary authorities continued to forecast that policy will remain highly accommodative for many quarters to come.

The yield curve flattened and spreads generally narrowed

In accord with the Fed’s explicit objective, interest rates fell to new generational lows over the past 12 months, with the biggest drop occurring in the yields of long-maturity bonds. The 30-year Treasury bond offered a yield of 2.68% as of August 31, 2012—sharply below the 3.59% yield available 12 months ago. The yields on intermediate-maturity bonds also declined, though by roughly half as much. Short-term rates—close to zero since December 2008—were little changed.

Portfolio allocation[9] as of August 31, 2012

The Fund is positioned for highly accommodative monetary policy and tepid growth

Having underperformed expectations for the past five months, we believe the U.S. economy will face significant obstacles during the remainder of 2012 that make substantial acceleration unlikely. We believe Europe will continue to be a drag on global growth and a drain on the profitability of U.S.-based multinationals. In addition, we believe that election-year political paralysis will make it difficult to avoid significant cuts to federal spending associated with the fiscal cliff. These factors, and the still-lingering pain of the burst credit bubble, are likely to inspire an increasing degree of caution among both businesses and consumers. For all the above-listed reasons, tepid growth remains our base-case scenario. The economy may struggle to achieve even 2% growth unless Europe unexpectedly improves or the political logjam is creatively broken before the November elections. A drop in commodity prices, especially gasoline, could brighten the outlook.

Ultra short-term structured products, with maturity ranges from one day to three years, continued to outperform short-term Treasuries for most of 2012, particularly in the A-rated and BBB-rated credit tiers. In the upcoming quarters, we believe the yield advantage of credit and structured products should continue to provide compelling values relative to the Treasury and agency debt sectors in the ultra short-term market. However, we remain cautious of the credit problems in Europe and the effects they can transmit to the U.S. domestic credit markets. We intend to continue structuring the fund with securities that offer higher yields in the A-rated and BBB-rated credit tiers. We anticipate maintaining the Fund’s current emphasis on corporate and securitized bonds as sources of incremental yield in a low interest-rate environment. A highly accommodative monetary policy should in our opinion, prove supportive of financial assets in general and shorter maturity bonds in particular.

Please see footnotes on page 7.

10	Wells Fargo Advantage Ultra Short-Term Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,008.44	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%
Class C
Actual	$1,000.00	$1,004.65	$7.31	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35	1.45%
Administrator Class
Actual	$1,000.00	$1,009.21	$2.78	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,010.21	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.78	0.35%
Investor Class
Actual	$1,000.00	$1,008.28	$3.69	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.71	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities : 8.04%
FHLMC ±	2.38%	4-1-32	$185,920	$198,150
FHLMC ±	2.38	6-1-32	12,078	12,910
FHLMC ±	2.46	1-1-29	92,205	92,509
FHLMC ±	2.50	7-1-29	8,348	8,849
FHLMC ±	3.06	10-1-31	86,033	86,498
FHLMC	7.00	6-1-31	463,924	558,046
FHLMC	7.50	10-1-12	262	262
FHLMC	9.00	11-1-16	117,200	131,736
FHLMC	9.00	12-1-16	761,048	846,013
FHLMC	9.00	8-1-18	200,339	225,518
FHLMC	9.00	10-1-19	101,151	117,751
FHLMC	9.50	12-1-16	62,604	70,654
FHLMC	9.50	5-1-20	35,654	39,814
FHLMC	9.50	9-1-20	241,849	286,679
FHLMC	9.50	12-1-22	522,648	601,640
FHLMC	10.00	11-1-21	71,884	75,458
FHLMC	10.50	5-1-20	190,935	231,787
FHLMC Series 2582 Class CW	4.50	11-15-17	107,577	109,816
FHLMC Series 2684 Class PE	5.00	1-15-33	352,820	371,690
FHLMC Series 2690 Class TG	4.50	4-15-32	1,543,001	1,634,302
FHLMC Series 2937 Class HJ	5.00	10-15-19	1,507,656	1,576,328
FHLMC Series 3842 Class CJ	2.00	9-15-18	1,206,928	1,238,536
FHLMC Series 3952 Class MK	3.00	11-15-21	4,069,285	4,219,479
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	2-25-42	1,226,539	1,471,569
FNMA ±	1.98	1-1-23	26,847	27,012
FNMA ±	2.14	10-1-31	166,950	172,420
FNMA ±	2.25	5-1-32	76,696	81,559
FNMA ±	2.31	11-1-31	134,065	139,952
FNMA ±	2.37	12-1-40	536,952	573,249
FNMA ±	2.42	6-1-32	207,222	212,278
FNMA	3.03	1-1-15	2,600,000	2,714,594
FNMA ±	3.42	4-1-33	9,569	10,251
FNMA ±	3.83	7-1-33	69,415	69,990
FNMA	3.92	8-1-14	4,080,161	4,270,616
FNMA	5.23	7-1-18	1,793,396	1,971,539
FNMA	5.24	1-1-15	2,861,175	3,085,306
FNMA	6.00	4-1-21	4,607,008	5,000,533
FNMA	6.50	8-1-31	1,207,343	1,388,594
FNMA	7.00	5-1-13	5,053	5,059
FNMA	7.00	11-1-14	113,509	118,605
FNMA	8.00	3-1-13	352	353
FNMA	8.33	7-15-20	83,150	95,991
FNMA	8.50	7-1-17	490,344	545,395
FNMA	9.00	10-1-13	3,922	3,931
FNMA	9.00	12-1-16	533,037	594,200
FNMA	9.00	2-15-20	254,056	299,532
FNMA	9.00	10-1-21	173,204	199,904
FNMA	9.00	6-1-24	223,288	263,414
FNMA	9.50	12-1-20	170,046	201,503
FNMA	9.50	3-1-21	47,158	54,068

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	10.00%	3-1-18	$68,746	$71,835
FNMA	10.25	9-1-21	206,550	247,507
FNMA	10.50	10-1-14	41,096	43,745
FNMA	10.50	8-1-20	9,788	11,543
FNMA	10.50	4-1-22	295,112	342,117
FNMA Grantor Trust Series 2000-T6 Class A2	9.50	6-25-30	781,007	914,180
FNMA Grantor Trust Series 2001-T10 Class A3	9.50	12-25-41	1,839,814	2,206,866
FNMA Grantor Trust Series 2001-T12 Class A3	9.50	8-25-41	1,623,366	1,959,560
FNMA Grantor Trust Series 2001-T8 Class A3 ±	3.74	7-25-41	3,487,302	3,528,573
FNMA Grantor Trust Series 2002-T1 Class A4	9.50	11-25-31	2,191,346	2,649,154
FNMA Series 1988-4 Class Z	9.25	3-25-18	94,368	105,872
FNMA Series 1988-5 Class Z	9.20	3-25-18	3,189	3,186
FNMA Series 1988-9 Class Z	9.45	4-25-18	58,404	65,664
FNMA Series 1989-30 Class Z	9.50	6-25-19	310,252	351,374
FNMA Series 1989-49 Class E	9.30	8-25-19	46,298	51,526
FNMA Series 1990-111 Class Z	8.75	9-25-20	53,427	58,601
FNMA Series 1990-119 Class J	9.00	10-25-20	150,177	173,555
FNMA Series 1990-124 Class Z	9.00	10-25-20	94,191	108,921
FNMA Series 1990-21 Class Z	9.00	3-25-20	246,163	282,054
FNMA Series 1990-27 Class Z	9.00	3-25-20	162,323	186,757
FNMA Series 1990-30 Class D	9.75	3-25-20	76,135	88,457
FNMA Series 1990-77 Class D	9.00	6-25-20	68,288	77,669
FNMA Series 1991-132 Class Z	8.00	10-25-21	319,759	374,108
FNMA Series 1992-71 Class X	8.25	5-25-22	114,829	136,833
FNMA Series 2003-125 Class AY	4.00	12-25-18	6,718,188	7,148,166
FNMA Series 2003-15 Class CN	5.00	3-25-18	1,000,000	1,089,769
FNMA Series 2003-35 Class ME	5.00	5-25-18	1,198,945	1,288,500
FNMA Series 2005-22 Class KJ	5.00	7-25-33	5,515,391	5,630,729
FNMA Series 2007-2 Class FA ±	0.44	2-25-37	918,702	914,945
FNMA Series 2007-B2 Class AB	5.50	12-25-20	1,567,861	1,605,029
FNMA Series 2010-153 Class AB	2.00	11-25-18	1,197,333	1,230,239
FNMA Series 2010-153 Class BG	2.50	11-25-18	1,879,813	1,953,073
FNMA Series 2010-34 Class JD	3.00	9-25-37	3,000,428	3,050,124
FNMA Series 2011-56 Class AC	2.00	7-25-18	1,255,960	1,286,220
FNMA Series 2012-6 Class MA	4.00	10-25-41	2,285,274	2,397,004
FNMA Series G-22 Class ZT	8.00	12-25-16	586,271	643,622
FNMA Whole Loan Series 2002-W4 Class A6 ±	3.26	5-25-42	1,563,868	1,666,008
FNMA Whole Loan Series 2003-W11 Class A1 ±	3.33	6-25-33	105,145	105,094
FNMA Whole Loan Series 2003-W3 Class 1A4 ±	3.29	8-25-42	66,153	71,605
FNMA Whole Loan Series 2003-W6 Class 6A ±	3.06	8-25-42	4,638,488	5,030,331
FNMA Whole Loan Series 2004-W6 Class 1A4	5.50	7-25-34	6,127,398	6,331,366
GNMA	7.00	5-15-13	11,439	11,471
GNMA	7.00	6-15-33	1,120,429	1,328,845
GNMA	7.50	2-15-13	98	99
GNMA	9.00	11-15-17	183,580	196,966
GNMA	9.50	11-15-17	44,153	47,317
GNMA	10.00	10-20-17	121,609	130,193
GNMA Series 2005-90 Class A	3.76	9-16-28	2,656,362	2,707,664
GNMA Series 2010-84 Class PA	2.00	2-20-33	675,249	684,453

Total Agency Securities (Cost $93,412,088)				96,894,331

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities : 14.20%
Ally Auto Receivables Trust Series 2012-2 Class A2	0.56%	10-15-14	$9,000,000	$9,009,639
Chase Issuance Trust Series 2007-A17 Class A	5.12	10-15-14	7,700,000	7,745,276
Chase Issuance Trust Series 2007-A18 Class A ±	0.50	1-15-15	3,400,000	3,403,363
Chase Issuance Trust Series 2011-A2 Class A2 ±	0.33	5-15-15	1,800,000	1,800,513
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 ±	5.53	4-15-40	6,200,000	6,605,542
CNH Equipment Trust Series 2012-A Class A2	0.65	7-15-15	7,000,000	7,009,604
Countrywide Asset-Backed Certificates Series 2004-AB2 Class A3 ±	0.65	5-25-36	2,408,602	2,346,554
Countrywide Asset-Backed Certificates Series 2007-S1 Class A1A ±	0.35	11-25-36	78,095	77,200
Ford Credit Auto Lease Trust Series 2011-A Class A2	0.74	9-15-13	2,944,735	2,946,952
Ford Credit Auto Lease Trust Series 2011-B Class A2	0.82	1-15-14	8,722,152	8,739,518
Ford Credit Auto Lease Trust Series 2012-A Class A2	0.63	4-15-14	5,800,000	5,804,536
Ford Credit Auto Owner Trust Series 2012-A Class A2	0.62	9-15-14	3,074,885	3,077,105
Ford Credit Auto Owner Trust Series 2012-B Class A2	0.57	1-15-15	9,000,000	9,008,442
Ford Credit Auto Owner Trust Series 2012-C Class A2	0.47	4-15-15	4,000,000	4,001,936
Honda Auto Receivables Owner Trust Series 2011-2 Class A2	0.57	7-18-13	1,022,754	1,022,917
Honda Auto Receivables Owner Trust Series 2012-1 Class A2	0.57	8-15-14	7,000,000	7,010,878
Honda Auto Receivables Owner Trust Series 2012-2 Class A2	0.56	11-17-14	7,500,000	7,508,903
Honda Auto Receivables Owner Trust Series 2012-3 Class A2	0.46	12-15-14	5,000,000	5,002,670
Hyundai Auto Lease Securitization Trust Series 2011 Class A2 144A	0.69	11-15-13	1,535,932	1,536,224
Hyundai Auto Lease Securitization Trust Series 2012-A Class A2 144A	0.68	1-15-15	4,000,000	4,007,276
Hyundai Auto Receivables Trust Hart Series 2011-C Class A2	0.62	7-15-14	1,735,898	1,737,041
Hyundai Auto Receivables Trust Hart Series 2012-A Class A2	0.55	6-16-14	4,000,000	4,002,356
Hyundai Auto Receivables Trust Hart Series 2012-B Class A2	0.54	1-15-15	4,500,000	4,507,241
John Deere Owner Trust Series 2011-A Class A2	0.64	6-16-14	1,434,309	1,434,619
John Deere Owner Trust Series 2012-A Class A2	0.59	6-16-14	6,500,000	6,506,526
Mercedes-Benz Auto Lease Trust Series 2011-B Class A2 144A	0.90	1-15-14	5,640,913	5,649,662
Morgan Stanley Capital I Series 2004-T13 Class A4	4.66	9-13-45	3,710,000	3,857,050
Nissan Auto Receivables Owner Trust Series 2011-A Class A2	0.65	12-16-13	4,161,630	4,165,101
Nissan Auto Receivables Owner Trust Series 2011-B Class A2	0.74	9-15-14	1,173,099	1,175,234
Nissan Auto Receivables Owner Trust Series 2012-B Class A2	0.39	4-15-15	6,000,000	6,000,102
Porsche Innovative Lease Owner Pilot Trust Series 2011-1 Class A2 144A	0.92	2-20-14	4,112,957	4,116,478
Residential Asset Securities Corporation Series 2001-KS1 Class AII ±	0.71	3-25-32	59,667	58,404
Structured Asset Investment Loan Trust Series 2003-BC03 Class M1 ±	1.66	4-25-33	5,015,760	4,090,773
Structured Asset Investment Loan Trust Series 2003-BC10 Class M1 ±	1.36	10-25-33	2,420,233	1,953,687
Structured Asset Investment Loan Trust Series 2005-10 Class A4 ±	0.44	12-25-35	6,004,985	5,951,816
Volkswagen Auto Lease Trust Series 2011-A Class A2	1.00	2-20-14	4,607,702	4,622,626
Volkswagen Auto Lease Trust Series 2012-A Class A2	0.66	11-20-14	8,000,000	8,035,016
Volkswagen Auto Loan Enhanced Valet Series 2012-1 Class A2	0.61	10-20-14	3,085,000	3,088,137
World Omni Automobile Lease Trust Series 2012-A Class A2	0.71	1-15-15	2,500,000	2,503,603

Total Asset-Backed Securities (Cost $172,331,634)				171,120,520

Corporate Bonds and Notes : 35.65%

Consumer Discretionary : 6.13%

Auto Components : 0.42%
AutoZone Incorporated	5.88	10-15-12	5,000,000	5,028,325

Diversified Consumer Services : 0.42%
Life Technologies Corporation	3.38	3-1-13	5,000,000	5,047,955

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Household Durables : 0.52%
Newell Rubbermaid Incorporated	5.50%	4-15-13	$6,095,000	$6,261,692

Media : 3.15%
DIRECTV Holdings	4.75	10-1-14	7,000,000	7,524,587
Discovery Communications	3.70	6-1-15	5,277,000	5,657,139
EchoStar DBS Corporation	7.00	10-1-13	3,000,000	3,168,750
Historic Time Warner Incorporated	9.13	1-15-13	3,270,000	3,367,050
Mcgraw-Hill Companies Incorporated	5.38	11-15-12	2,025,000	2,043,158
Sirius XM Radio Incorporated 144A	9.75	9-1-15	5,500,000	5,768,125
Time Warner Cable Incorporated	6.20	7-1-13	3,320,000	3,472,335
Viacom Incorporated	4.38	9-15-14	6,512,000	6,976,234

				37,977,378

Multiline Retail : 0.54%
Macy’s Incorporated	5.75	7-15-14	6,000,000	6,525,912

Specialty Retail : 1.08%
Best Buy Company Incorporated	7.00	7-15-13	5,500,000	5,648,445
Home Depot Incorporated	5.25	12-16-13	7,000,000	7,432,411

				13,080,856

Consumer Staples : 2.01%

Beverages : 0.45%
Anheuser Busch InBev Worldwide Incorporated ±	1.19	3-26-13	3,000,000	3,011,988
Anheuser Busch InBev Worldwide Incorporated	3.00	10-15-12	2,495,000	2,501,881

				5,513,869

Food & Staples Retailing : 0.50%
Safeway Incorporated	5.63	8-15-14	5,600,000	5,998,177

Food Products : 1.06%
Cadbury Schweppes Company 144A	5.13	10-1-13	6,545,000	6,826,553
Conagra Foods Incorporated	5.88	4-15-14	5,500,000	5,924,083

				12,750,636

Energy : 3.46%

Energy Equipment & Services : 1.16%
Enbridge Energy Partners LP	4.75	6-1-13	7,350,000	7,561,636
Enterprise Products Operating LLC	3.70	6-1-15	6,000,000	6,405,330

				13,966,966

Oil, Gas & Consumable Fuels : 2.30%
Apache Corporation	6.00	9-15-13	6,175,000	6,526,759
El Paso Corporation	7.38	12-15-12	1,000,000	1,012,889
Energy Transfer Partners LP	5.95	2-1-15	2,795,000	3,065,609
Kinder Morgan Incorporated	6.50	9-1-12	7,000,000	7,000,000
Phillips 66 Company 144A	1.95	3-5-15	4,600,000	4,691,135
Valero Energy Corporation	4.75	4-1-14	5,125,000	5,388,251

				27,684,643

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Financials : 10.03%

Commercial Banks : 1.85%
Branch Banking & Trust Corporation	4.75%	10-1-12	$6,000,000	$6,017,916
First Tennessee Bank	4.63	5-15-13	5,620,000	5,737,660
Key Bank NA	5.50	9-17-12	3,000,000	3,004,476
Marshall & IIsley Bank	5.25	9-4-12	6,510,000	6,510,000
Union Bank NA	2.13	12-16-13	1,000,000	1,017,908

				22,287,960

Consumer Finance : 1.92%
American Honda Finance Corporation 144A	2.38	3-18-13	4,000,000	4,039,700
Capital One Financial Corporation	7.38	5-23-14	7,000,000	7,728,630
Ford Motor Credit Company LLC	3.88	1-15-15	4,000,000	4,162,168
Ford Motor Credit Company LLC	7.00	10-1-13	2,000,000	2,123,360
Nisource Finance Corporation	5.40	7-15-14	4,797,000	5,156,137

				23,209,995

Diversified Financial Services : 3.34%
Bank of America Corporation	7.38	5-15-14	6,000,000	6,547,464
Blackrock Incorporated	1.38	6-1-15	5,000,000	5,092,245
Citigroup Incorporated	6.50	8-19-13	7,000,000	7,361,879
Goldman Sachs Group Incorporated	6.00	5-1-14	6,000,000	6,405,540
HSBC Finance Corporation	4.75	7-15-13	6,000,000	6,184,080
Invesco Limited	5.38	2-27-13	2,465,000	2,515,892
JPMorgan Chase & Company	2.05	1-24-14	6,000,000	6,104,784

				40,211,884

Insurance : 1.93%
AON Corporation	7.38	12-14-12	6,000,000	6,102,576
ASIF Global Financing XIX 144A	4.90	1-17-13	3,000,000	3,030,000
Genworth Life Institutional Funding Trust 144A	5.88	5-3-13	3,715,000	3,795,846
Metlife Institutional Funding III 144A	1.63	4-2-15	3,500,000	3,546,200
Metropolitan Life Global Funding I 144A	2.00	1-10-14	3,000,000	3,044,877
Prudential Covered Trust Company 144A	3.00	9-30-15	3,670,000	3,801,247

				23,320,746

REITs : 0.99%
Duke Realty LP	6.25	5-15-13	1,950,000	2,009,112
HCP Incorporated	5.63	2-28-13	1,000,000	1,021,359
Health Care REIT Incorporated	8.00	9-12-12	3,986,000	3,990,652
Simon Property Group LP	5.45	3-15-13	4,800,000	4,903,483

				11,924,606

Health Care : 1.74%

Biotechnology : 1.13%
Amgen Incorporated	1.88	11-15-14	6,000,000	6,149,340
Biogen Idec Incorporated	6.00	3-1-13	7,226,000	7,407,387

				13,556,727

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services : 0.61%
Express Scripts Holding Company 144A	2.10%	2-12-15	$3,400,000	$3,465,504
McKesson HBOC Incorporated	5.25	3-1-13	3,829,000	3,916,661

				7,382,165

Industrials : 3.76%

Commercial Services & Supplies : 0.99%
Penske Truck Leasing Company LP 144A	2.50	7-11-14	2,000,000	2,017,006
Penske Truck Leasing Company LP 144A	3.13	5-11-15	3,310,000	3,363,844
Pitney Bowes Incorporated	3.88	6-15-13	6,412,000	6,539,913

				11,920,763

Electrical Equipment : 1.50%
Agilent Technologies Incorporated	4.45	9-14-12	4,500,000	4,503,807
Dayton Power & Light Company	5.13	10-1-13	6,000,000	6,280,506
Roper Industries Incorporated	6.63	8-15-13	6,895,000	7,269,847

				18,054,160

Machinery : 0.43%
Case New Holland Incorporated	7.75	9-1-13	5,000,000	5,262,500

Road & Rail : 0.84%
ERAC USA Finance Company 144A	5.80	10-15-12	6,000,000	6,031,278
Union Pacific Corporation	5.45	1-31-13	4,000,000	4,078,100

				10,109,378

Information Technology : 2.04%

IT Services : 0.61%
Electronic Data Systems Corporation Series B	6.00	8-1-13	7,000,000	7,319,676

Office Electronics : 0.55%
Xerox Corporation	8.25	5-15-14	6,000,000	6,670,788

Semiconductors & Semiconductor Equipment : 0.34%
Broadcom Corporation	1.50	11-1-13	4,000,000	4,047,396

Software : 0.54%
CA Incorporated	6.13	12-1-14	6,000,000	6,569,100

Materials : 1.36%

Metals & Mining : 1.36%
Arcelormittal Company	4.00	2-25-15	2,000,000	1,980,000
Barrick Gold Corporation	1.75	5-30-14	7,000,000	7,113,239
Freeport-McMoRan Copper & Gold Incorporated	1.40	2-13-15	3,000,000	3,012,339
Rio Tinto Alcan Incorporated	4.88	9-15-12	1,000,000	1,001,019
Teck Cominco Incorporated	7.00	9-15-12	3,270,000	3,274,742

				16,381,339

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services : 2.76%

Diversified Telecommunication Services : 2.76%
AT&T Incorporated	0.88%	2-13-15	$6,445,000	$6,499,061
Citizens Communications Company	6.25	1-15-13	4,500,000	4,578,750
Qwest Corporation ±	3.72	6-15-13	3,000,000	3,019,578
SBA Tower Trust 144A	4.25	4-15-40	5,415,000	5,707,562
Verizon Virginia Incorporated Series A	4.63	3-15-13	6,070,000	6,200,620
Verizon Wireless Capital LLC	7.38	11-15-13	6,688,000	7,218,599

				33,224,170

Utilities : 2.36%

Electric Utilities : 1.60%
Ameren Corporation	8.88	5-15-14	6,000,000	6,653,922
Dominion Resources Incorporated	5.00	3-15-13	8,425,000	8,620,586
Nextera Energy Capital Company	1.61	6-1-14	2,000,000	2,014,828
Public Services Electricity and Gas Company	0.85	8-15-14	2,000,000	2,012,422

				19,301,758

Gas Utilities : 0.51%
Atmos Energy Corporation	4.95	10-15-14	5,640,000	6,106,287

Multi-Utilities : 0.25%
DTE Energy Company ±	1.17	6-3-13	3,000,000	3,009,219

Total Corporate Bonds and Notes (Cost $427,050,743)				429,707,026

Municipal Obligations : 4.74%

California : 1.49%
Alameda CA Corridor Transportation Authority Sub Series B (Transportation Revenue) ¤	0.00	10-1-12	1,000,000	998,910
California PCFA Waste Management Incorporated Project Series A1 (Resource Recovery Revenue) ±	1.88	4-1-25	4,000,000	4,054,160
California Public Works Board Lease Series E (Health Revenue)	3.68	12-1-15	5,000,000	5,139,100
Glendale CA Redevelopment Agency Tax Allocation (Tax Revenue)	3.50	12-1-12	1,730,000	1,731,471
Irvine Ranch CA Water District (Water & Sewer Revenue) %%	2.39	3-15-14	6,000,000	6,003,780

				17,927,421

Florida : 0.24%
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue) ±	2.63	8-1-23	2,800,000	2,876,440

Georgia : 0.14%
Atlanta GA Development Authority Tuff Yamacraw Project Class B (IDR, AMBAC Insured)	4.65	1-1-13	1,670,000	1,676,513

Illinois : 0.50%
Illinois State (Tax Revenue)	4.42	1-1-15	5,635,000	5,990,850

Louisiana : 0.44%
Louisiana State Gas & Fuels Tax Build America Bonds Series A-4 (Tax Revenue) ±	2.75	5-1-43	5,250,000	5,264,438

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Michigan : 0.96%
Michigan State Housing Development Authority Series A (Housing Revenue) ±	0.90%	12-1-14	$5,000,000	$4,997,850
Wayne County MI (Tax Revenue) %%	3.00	3-15-13	6,500,000	6,544,135

				11,541,985

Minnesota : 0.12%
Minnesota Tobacco Securitization Authority Series A (Tobacco Revenue)	2.64	3-1-14	1,500,000	1,521,225

New Jersey : 0.12%
Atlantic City NJ (Tax Revenue, AGM Insured)	4.00	12-15-13	1,375,000	1,410,791

New York : 0.05%
Onondaga County NY Property Tax Receivables (Lease Revenue)	3.50	4-1-13	595,000	595,559

Ohio : 0.25%
Ohio State Water Development Authority Solid Waste Management Incorporated Project (Resource Recovery Revenue) ±	1.75	6-1-13	3,000,000	3,030,960

Oklahoma : 0.14%
Oklahoma County OK Finance Authority Build America Bonds (Lease Revenue)	2.33	11-1-12	1,725,000	1,728,864

Pennsylvania : 0.08%
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±	2.63	12-1-33	1,000,000	1,005,910

Texas : 0.21%
Houston TX Airport Services Sub-Lien Series A (Airport Revenue)	5.00	7-1-13	2,500,000	2,595,875

Total Municipal Obligations (Cost $56,857,382)				57,166,831

Non-Agency Mortgage Backed Securities : 9.55%
Bank of America Commercial Mortgage Incorporated Series 2004-1 Class A4	4.76	11-10-39	5,070,000	5,284,856
Bank of America Commercial Mortgage Incorporated Series 2004-3 Class A5 ±	5.74	6-10-39	6,822,354	7,291,936
Bank of America Commercial Mortgage Incorporated Series 2004-5 Class A4 ±	4.94	11-10-41	5,829,000	6,251,125
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	2.63	10-20-32	5,431	5,557
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-PWR3 Class A3	4.49	2-11-41	1,829,512	1,845,528
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-PWR3 Class A4	4.72	2-11-41	1,500,000	1,562,975
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 7 Class A3 ±	5.12	2-11-41	3,545,000	3,866,858
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T18 Class A4 ±	4.93	2-13-42	5,895,856	6,442,484
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-21	146,774	164,803
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10-15-37	1,330,036	1,331,046
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±	2.08	6-19-31	677,373	678,627
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	1.93	6-19-31	308,915	311,623
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1 ±	2.30	9-25-34	257,679	185,809
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C3 Class A4	4.69	7-15-37	1,168,000	1,275,210

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C5 Class A4 ±	5.10%	8-15-38	$2,850,000	$3,161,200
Credit Suisse Mortgage Capital Certificates Series 2010-12R Class 11A1 ±144A	4.00	7-26-36	1,747,538	1,754,652
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±	2.98	1-25-22	212,229	217,140
DLJ Mortgage Acceptance Corporation Series 1991-3 Class A1 ±	2.00	1-25-21	56,182	56,859
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.00	9-25-33	906,833	817,750
GE Capital Commercial Mortgage Corporation Series 2004-C1 Class A3	4.60	11-10-38	461,793	476,238
GE Capital Commercial Mortgage Corporation Series 2004-C2 Class A4	4.89	3-10-40	5,636,000	5,929,619
GE Capital Commercial Mortgage Corporation Series 2004-C3 Class A4 ±	5.19	7-10-39	4,240,000	4,509,393
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-45	5,250,000	5,818,570
GSMPS Mortgage Loan Trust Series 1998-1 Class A ±144A	8.00	9-19-27	110,898	114,857
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF ±144A	0.64	6-25-34	3,346,043	2,852,538
GSMPS Mortgage Loan Trust Series 2006-RP1 Class 1AF1 ±144A	0.59	1-25-36	3,280,240	2,637,172
Housing Securities Incorporated Series 1992-8 Class E ±	3.63	6-25-24	178,842	176,477
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C1 Class A4	4.57	1-15-31	3,977,000	4,177,166
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C2 Class A4	4.37	3-15-36	5,410,000	5,656,826
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C4 Class A4 ±	5.45	6-15-29	5,000,000	5,344,470
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.50	10-25-32	34,754	35,089
Morgan Stanley Capital I Series 2004-IQ7 Class A3 ±	5.35	6-15-38	478,051	477,729
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-47	4,815,000	5,303,530
Morgan Stanley Dean Witter Capital I Series 2004-T15 Class A3	5.03	6-13-41	3,016,062	3,083,947
Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	7-15-56	1,000,000	1,078,200
Morgan Stanley Mortgage Trust Series 35 Class 2 ±(i)(w)	15,213.50	4-20-21	35	8,450
Prudential Home Mortgage Securities Series 1988-1 Class A ±	2.43	4-25-18	29,006	29,410
Resecuritization Mortgage Trust Series 1998-B Class A ±144A	0.49	4-26-21	11,240	10,430
Residential Finance LP Series 2003-C Class B3 ±144A	1.64	9-10-35	5,251,983	4,160,096
Residential Finance LP Series 2003-C Class B4 ±144A	1.84	9-10-35	3,112,287	2,372,745
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±	1.79	11-25-20	538,151	551,192
Springleaf Mortgage Loan Trust Series 2012-2A Class A ±144A	2.22	10-25-57	3,930,785	3,927,793
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A1 ±	8.93	10-25-24	1,846,801	1,884,143
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±	9.63	10-25-24	232,986	241,400
Structured Asset Securities Corporation Series 1998-2 Class A ±	0.76	2-25-28	381,781	341,707
Structured Asset Securities Corporation Series 1998-RF1 Class A ±144A	7.69	4-15-27	2,274,034	2,276,747
Structured Asset Securities Corporation Series 1998-RF2 Class A ±144A	7.57	7-15-27	2,875,602	2,881,600
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.20	12-25-34	92,722	81,479
UBS Barclays Commercial Mortgage Trust Series 2012-C2 Class A1	1.01	5-10-63	4,937,266	4,973,387
Wilshire Funding Corporation Series 1996-3 Class M2 ±	5.69	8-25-32	218,921	214,256
Wilshire Funding Corporation Series 1996-3 Class M3 ±	5.69	8-25-32	196,174	187,456
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-37	909,298	827,597

Total Non-Agency Mortgage Backed Securities (Cost $118,321,650)				115,147,747

Yankee Corporate Bonds and Notes : 21.06%

Consumer Discretionary : 1.51%
Auto Components : 0.34%
Autoliv Incorporated	3.85	4-30-14	4,000,000	4,072,080

Diversified Consumer Services : 0.57%
Anglo American Capital Company 144A	9.38	4-8-14	6,130,000	6,874,832

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Media : 0.26%
Thomson Reuters Corporation	5.95%	7-15-13	$3,000,000	$3,131,409

Multiline Retail : 0.34%
Wesfarmers Limited 144A	7.00	4-10-13	4,000,000	4,134,344

Consumer Staples : 0.44%

Food & Staples Retailing : 0.21%
Delhaize Group	5.88	2-1-14	2,450,000	2,576,503

Tobacco : 0.23%
BAT International Finance plc 144A	1.40	6-5-15	2,750,000	2,771,282

Energy : 1.69%

Oil, Gas & Consumable Fuels : 1.69%
Husky Energy Incorporated	5.90	6-15-14	6,000,000	6,518,304
Noble Corporation	5.88	6-1-13	7,420,000	7,689,153
Petrobras International Finance Company	2.88	2-6-15	4,000,000	4,106,664
TransCanada PipeLines Limited	0.88	3-2-15	2,000,000	2,014,410

				20,328,531

Financials : 12.68%

Capital Markets : 0.88%
AMVESCAP plc	5.38	12-15-14	3,000,000	3,269,004
BP Capital Markets plc	5.25	11-7-13	7,000,000	7,383,950

				10,652,954

Commercial Banks : 10.88%
ANZ National (International) Limited 144A	2.38	12-21-12	3,500,000	3,520,314
Banco Santander Chile 144A	2.88	11-13-12	4,000,000	4,003,524
Bank Nederlandse Gemeenten	5.00	5-16-14	14,000,000	14,977,452
Bank of Montreal 144A«	1.30	10-31-14	5,500,000	5,602,850
Bank of Nova Scotia 144A	1.45	7-26-14	12,000,000	12,118,800
Canadian Imperial Bank 144A	0.90	9-19-14	4,000,000	4,038,400
Canadian Imperial Bank 144A	2.00	2-4-13	14,000,000	14,099,344
Commonwealth Bank of Australia ±144A	1.02	3-19-13	4,500,000	4,512,258
Commonwealth Bank of Australia	1.95	3-16-15	1,000,000	1,018,040
ING Bank NV ±144A	1.52	3-15-13	6,000,000	6,020,352
Macquarie Bank Limited 144A	3.45	7-27-15	5,000,000	5,082,185
Nordea Eiendomskreditt 144A	1.88	4-7-14	12,500,000	12,741,250
SpareBank 1 Boligkreditt 144A	1.25	10-25-14	14,000,000	14,096,600
Stadshypotek AB 144A	1.45	9-30-13	12,500,000	12,622,238
Svenska Handelsbanken AB 144A	2.88	9-14-12	2,507,000	2,508,329
Westpac Banking Corporation ±144A	0.66	12-14-12	5,000,000	5,001,990
Westpac Banking Corporation	2.25	11-19-12	3,000,000	3,012,048
Xstrata Finance Canada Limited 144A	2.85	11-10-14	6,000,000	6,143,190

				131,119,164

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services : 0.92%
Abbey National Treasury Services plc	2.88%	4-25-14	$4,375,000	$4,379,813
WPP Finance	8.00	9-15-14	6,000,000	6,732,852

				11,112,665

Health Care : 0.63%

Health Care Equipment & Supplies : 0.34%
Covidien International Finance SA	1.35	5-29-15	4,000,000	4,040,520

Pharmaceuticals : 0.29%
Takeda Pharmaceutical Company 144A	1.03	3-17-15	3,500,000	3,516,443

Industrials : 0.71%

Airlines : 0.39%
Qantas Airways 144A	5.13	6-20-13	4,625,000	4,692,206

Building Products : 0.32%
Tyco Electronics Group SA	6.00	10-1-12	3,830,000	3,844,971

Materials : 1.11%

Metals & Mining : 1.11%
Arcelormittal Company	5.38	6-1-13	7,500,000	7,668,195
Rio Tinto Finance USA Limited	8.95	5-1-14	5,000,000	5,661,590

				13,329,785

Telecommunication Services : 2.29%

Diversified Telecommunication Services : 2.29%
British Telecommunications plc	5.15	1-15-13	3,553,000	3,611,283
Deutsche Telekom International Finance BV	5.25	7-22-13	7,000,000	7,273,308
Rogers Wireless Incorporated	6.38	3-1-14	4,200,000	4,550,574
Telefonica Emisiones SAU	2.58	4-26-13	6,145,000	6,151,140
Vivendi SA 144A	2.40	4-10-15	6,000,000	6,031,098

				27,617,403

Total Yankee Corporate Bonds and Notes (Cost $252,057,555)				253,815,092

Other : 0.00%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)			190,242	51,365

Total Other (Cost $21,611)				51,365

	Yield

Short-Term Investments : 4.94%

U.S. Treasury Securities : 0.06%
U.S. Treasury Bill #(z)	0.07	9-27-12	700,000	699,962

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2012

Security name	Yield	Maturity date	Shares	Value

Investment Companies : 4.88%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.16%		53,409,073	$53,409,073
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.19		5,438,514	5,438,514

				58,847,587

Total Short-Term Investments (Cost $59,547,544)				59,547,549

Total investments in securities (Cost $1,179,600,207)*	98.18%	1,183,450,461
Other assets and liabilities, net	1.82	21,906,908

Total net assets	100.00%	$1,205,357,369

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¤	Security issued in zero coupon form with no periodic interest payments.

%%	Security issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited

(w)	This security is a structured note which generates income based on a coupon formula (-1,500 * 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%. The current interest rate is (-1,500*0.24%)+15,573.5% = 15,213.5%.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,179,427,535 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$10,170,176
Gross unrealized depreciation	(6,147,250)

Net unrealized appreciation	$4,022,926

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2012	Wells Fargo Advantage Ultra Short-Term Income Fund	23

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,124,602,874
In affiliated securities, at value (see cost below)	58,847,587

Total investments, at value (see cost below)	1,183,450,461
Receivable for investments sold	5,847,040
Principal paydown receivable	31,001
Receivable for Fund shares sold	24,736,004
Receivable for interest	10,282,643
Receivable for securities lending income	751
Prepaid expenses and other assets	31,944

Total assets	1,224,379,844

Liabilities
Dividends payable	315,723
Payable for investments purchased	8,345,207
Payable for Fund shares redeemed	3,962,797
Payable upon receipt of securities loaned	5,460,125
Payable for daily variation margin on open futures contracts	253,594
Advisory fee payable	209,999
Distribution fees payable	10,648
Due to other related parties	198,955
Accrued expenses and other liabilities	265,427

Total liabilities	19,022,475

Total net assets	$1,205,357,369

NET ASSETS CONSIST OF
Paid-in capital	$1,308,109,860
Undistributed net investment income	33,702
Accumulated net realized losses on investments	(106,257,369)
Net unrealized gains on investments	3,471,176

Total net assets	$1,205,357,369

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$146,399,516
Shares outstanding – Class A	17,115,417
Net asset value per share – Class A	$8.55
Maximum offering price per share – Class A2	$8.72
Net assets – Class C	$14,950,986
Shares outstanding – Class C	1,748,158
Net asset value per share – Class C	$8.55
Net assets – Administrator Class	$103,809,892
Shares outstanding – Administrator Class	12,183,414
Net asset value per share – Administrator Class	$8.52
Net assets – Institutional Class	$588,227,904
Shares outstanding – Institutional Class	68,802,682
Net asset value per share – Institutional Class	$8.55
Net assets – Investor Class	$351,969,071
Shares outstanding – Investor Class	41,131,124
Net asset value per share – Investor Class	$8.56

Investments in unaffiliated securities, at cost	$1,120,752,620

Investments in affiliated securities, at cost	$58,847,587

Total investments, at cost	$1,179,600,207

Securities on loan, at value	$5,345,917

1.	The Fund has an unlimited amount of authorized shares.
2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Income Fund	Statement of operations—year ended August 31, 2012

Investment income
Interest*	$22,212,157
Income from affiliated securities	306,129
Securities lending income, net	42,834

Total investment income	22,561,120

Expenses
Advisory fee	4,739,679
Administration fees
Fund level	623,086
Class A	244,942
Class C	27,474
Administrator Class	101,273
Institutional Class	485,542
Investor Class	698,653
Shareholder servicing fees
Class A	382,722
Class C	42,928
Administrator Class	248,786
Investor Class	919,279
Distribution fees
Class C	128,784
Custody and accounting fees	74,728
Professional fees	42,838
Registration fees	126,223
Shareholder report expenses	159,012
Trustees’ fees and expenses	15,216
Other fees and expenses	69,757

Total expenses	9,130,922
Less: Fee waivers and/or expense reimbursements	(2,444,775)

Net expenses	6,686,147

Net investment income	15,874,973

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(12,885,985)
Futures transactions	(667,605)

Net realized losses on investments	(13,553,590)

Net change in unrealized gains (losses) on:
Unaffiliated securities	18,579,957
Futures transactions	(261,679)

Net change in unrealized gains (losses) on investments	18,318,278

Net realized and unrealized gains (losses) on investments	4,764,688

Net increase in net assets resulting from operations	$20,639,661

* Net of foreign interest withholding taxes of	$910

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Ultra Short-Term Income Fund	25

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$15,874,973		$16,357,676
Net realized losses on investments		(13,553,590)		(10,290,781)
Net change in unrealized gains (losses) on investments		18,318,278		11,493,756

Net increase in net assets resulting from operations		20,639,661		17,560,651

Distributions to shareholders from
Net investment income
Class A		(1,706,164)		(2,364,368)
Class C		(64,064)		(121,803)
Administrator Class		(1,280,299)		(2,105,923)
Institutional Class		(8,845,086)		(8,589,073)
Investor Class		(3,979,306)		(5,527,588)

Total distributions to shareholders		(15,874,919)		(18,708,755)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,297,629	130,298,204	16,609,045	142,249,012
Class C	362,604	3,087,501	1,471,494	12,583,348
Administrator Class	7,201,060	61,111,549	16,037,475	136,840,531
Institutional Class	67,423,753	574,226,398	126,731,420	1,084,663,988
Investor Class	8,117,216	69,152,270	13,846,035	118,606,838

		837,875,922		1,494,943,717

Reinvestment of distributions
Class A	172,365	1,467,779	219,878	1,882,345
Class C	6,133	52,184	11,700	100,162
Administrator Class	108,875	923,444	206,734	1,763,127
Institutional Class	702,514	5,980,790	610,542	5,223,955
Investor Class	433,571	3,693,726	589,761	5,050,370

		12,117,923		14,019,959

Payment for shares redeemed
Class A	(17,228,488)	(146,679,783)	(22,479,813)	(192,388,389)
Class C	(865,189)	(7,362,232)	(1,731,271)	(14,816,194)
Administrator Class	(7,790,125)	(66,050,255)	(27,810,867)	(237,252,666)
Institutional Class	(69,420,229)	(591,167,085)	(87,878,062)	(751,540,648)
Investor Class	(12,597,641)	(107,310,761)	(20,555,497)	(176,043,901)

		(918,570,116)		(1,372,041,798)

Net increase (decrease) in net assets resulting from capital share transactions		(68,576,271)		136,921,878

Total increase (decrease) in net assets		(63,811,529)		135,773,774

Net assets
Beginning of period		1,269,168,898		1,133,395,124

End of period		$1,205,357,369		$1,269,168,898

Undistributed net investment income		$33,702		$27,221

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS A	2012	2011	2010[1]	2010	2009[2]	2008[2]
Net asset value, beginning of period	$8.52	$8.52	$8.48	$8.03	$8.71	$9.09
Net investment income	0.10	0.10	0.04	0.17	0.31	0.43
Net realized and unrealized gains (losses) on investments	0.03	0.02	0.04	0.48	(0.68)	(0.37)

Total from investment operations	0.13	0.12	0.08	0.65	(0.37)	0.06
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.04)	(0.20)	(0.31)	(0.44)
Net asset value, end of period	$8.55	$8.52	$8.52	$8.48	$8.03	$8.71
Total return[3]	1.47%	1.37%	0.94%	8.22%	(4.27)%	0.68%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.88%	0.91%	0.93%	1.08%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.73%
Net investment income	1.11%	1.17%	1.62%	1.98%	3.70%	4.89%
Supplemental data
Portfolio turnover rate	61%	60%	9%	45%	32%	48%
Net assets, end of period (000’s omitted)	$146,400	$160,768	$208,845	$154,016	$44,163	$42,615

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.
2.	On June 20, 2008, Advisor Class was renamed Class A.
3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells FargoAdvantage Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
CLASS C	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$8.52	$8.52	$8.48	$8.03	$8.57
Net investment income	0.03	0.04	0.02	0.12	0.21
Net realized and unrealized gains (losses) on investments	0.03	0.01	0.04	0.47	(0.54)

Total from investment operations	0.06	0.05	0.06	0.59	(0.33)
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.02)	(0.14)	(0.21)
Net asset value, end of period	$8.55	$8.52	$8.52	$8.48	$8.03
Total return[3]	0.71%	0.61%	0.75%	7.41%	(3.85)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.62%	1.63%	1.67%	1.64%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	0.37%	0.43%	0.88%	1.30%	2.77%
Supplemental data
Portfolio turnover rate	61%	60%	9%	45%	32%
Net assets, end of period (000’s omitted)	$14,951	$19,117	$21,226	$16,519	$4,775

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.48	$8.48	$8.45	$8.00	$8.68	$9.06
Net investment income	0.11	0.11	0.04	0.19	0.32	0.46
Net realized and unrealized gains (losses) on investments	0.04	0.02	0.03	0.46	(0.68)	(0.38)

Total from investment operations	0.15	0.13	0.07	0.65	(0.36)	0.08
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.04)	(0.20)	(0.32)	(0.46)
Net asset value, end of period	$8.52	$8.48	$8.48	$8.45	$8.00	$8.68
Total return[2]	1.74%	1.52%	0.86%	8.41%	(4.15)%	0.84%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.79%	0.79%	0.81%	0.81%	0.90%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.57%
Net investment income	1.26%	1.33%	1.65%	2.32%	3.77%	5.03%
Supplemental data
Portfolio turnover rate	61%	60%	9%	45%	32%	48%
Net assets, end of period (000’s omitted)	$103,810	$107,449	$205,587	$82,835	$59,184	$28,254

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	29

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INSTITUTIONAL CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.51	$8.51	$8.48	$8.03	$8.71	$9.09
Net investment income	0.13	0.13	0.04	0.19	0.33	0.47
Net realized and unrealized gains (losses) on investments	0.04	0.02	0.04	0.49	(0.67)	(0.37)

Total from investment operations	0.17	0.15	0.08	0.68	(0.34)	0.10
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.05)	(0.23)	(0.34)	(0.48)
Net asset value, end of period	$8.55	$8.51	$8.51	$8.48	$8.03	$8.71
Total return[2]	1.94%	1.72%	1.03%	8.48%	(3.93)%	1.07%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.54%	0.54%	0.57%	0.59%	0.63%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.46%	1.50%	2.01%	2.26%	4.09%	5.24%
Supplemental data
Portfolio turnover rate	61%	60%	9%	45%	32%	48%
Net assets, end of period (000’s omitted)	$588,228	$596,838	$260,747	$197,087	$27,680	$61,898

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended May 31,
INVESTOR CLASS	2012	2011	2010[1]	2010	2009	2008
Net asset value, beginning of period	$8.52	$8.52	$8.48	$8.03	$8.71	$9.09
Net investment income	0.09	0.10	0.04	0.18	0.31	0.43
Net realized and unrealized gains (losses) on investments	0.04	0.01	0.04	0.47	(0.68)	(0.37)

Total from investment operations	0.13	0.11	0.08	0.65	(0.37)	0.06
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.04)	(0.20)	(0.31)	(0.44)
Net asset value, end of period	$8.56	$8.52	$8.52	$8.48	$8.03	$8.71
Total return[2]	1.56%	1.34%	0.93%	8.18%	(4.32)%	0.64%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%	0.92%	0.98%	0.99%	1.21%
Net expenses	0.73%	0.73%	0.74%	0.75%	0.75%	0.78%
Net investment income	1.08%	1.15%	1.66%	2.16%	3.69%	4.86%
Supplemental data
Portfolio turnover rate	61%	60%	9%	45%	32%	48%
Net assets, end of period (000’s omitted)	$351,969	$384,998	$436,991	$453,772	$423,039	$594,246

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	31

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

32	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	33

are due to expiration of capital loss carryforwards. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(1,305,798)	$6,427	$1,299,371

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At August 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration							Post-enactment capital loss
2013	2014	2015	2016	2017	2018	2019	Short-term	Long-term
$477,614	$25,866,042	$2,154,408	$8,848,032	$35,029,445	$7,738,751	$7,448,920	$973,451	$3,552,534

As of August 31, 2012, the Fund had $14,340,844 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

34	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$96,894,331	$0	$96,894,331
Asset-backed securities	0	171,120,520	0	171,120,520
Corporate bonds and notes	0	429,707,026	0	429,707,026
Municipal obligations	0	57,166,831	0	57,166,831
Non-agency mortgage backed securities	0	115,147,747	0	115,147,747
Yankee corporate bonds and notes	0	253,815,092	0	253,815,092
Other		0	51,365	51,365
Short-term investments
U.S. Treasury securities	699,962	0	0	699,962
Investment companies	53,409,073	5,438,514	0	58,847,587
	$54,109,035	$1,129,290,061	$51,365	$1,183,450,461

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of August 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(379,078)	$0	$0	$(379,078)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	35

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, 0.35% for Institutional Class, and 0.73% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $2,922 from the sale of Class A shares and $1,106 and $2,389 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$69,338,756	$689,311,264	$8,240,144	$677,074,883

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2012, the Fund entered into futures contracts to speculate on interest rates and to help shorten or lengthen the duration of the portfolio.

36	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

At August 31, 2012, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2012	Unrealized gains (losses)
12-31-12	220 Short	5-Year U.S. Treasury Notes	$27,426,094	$(124,496)
12-31-12	1,465 Short	2-Year U.S. Treasury Notes	323,146,955	(254,582)

The Fund had an average notional amount of $333,096,452 in short futures contracts during the year ended August 31, 2012.

On August 31, 2012, the cumulative unrealized losses on futures contracts in the amount of $379,078 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $2,982 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $15,874,919 and $18,708,755 of ordinary income for the years ended August 31, 2012 and August 31, 2011, respectively.

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred*	Capital loss carryforward
$349,425	$3,643,848	$(14,340,844)	$(92,089,197)

*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	37

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

38	Wells Fargo Advantage Ultra Short-Term Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Income Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from May 31, 2010 through August 31, 2010 and each of the years or periods in the three-year period ended May 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	39

TAX INFORMATION

For the fiscal year ended August 31, 2012, $12,861,146 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

42	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe and its benchmark index, the Lipper Ultra Short Funds Index, for all periods under review.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	43

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and the Net Advisory Rate for the Fund were higher than the median rates for the Fund’s Expense Group, except for the Administrator Class. The Board received a report from Funds Management regarding the Fund’s expense results. The Board viewed favorably Funds Management’s proposal to reduce the Advisory Agreement Rate by five basis points across all breakpoint levels.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the

44	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Ultra Short-Term Income Fund	45

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211737 10-12 A223/AR223 08-12

Wells Fargo Advantage

Adjustable Rate Government Fund

Annual Report

August 31, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Adjustable Rate Government Fund, which covers the 12-month period that ended August 31, 2012. Upon reviewing the report, you may notice that your Fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your Fund’s principal holdings and assist you in evaluating your Fund’s risk profile and investment strategy. For those investors who wish to see it, the Fund’s full portfolio is still available upon request or via wellsfargoadvantagefunds.com or the web link found on the summary portfolio schedule.

During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of

Letter to shareholders (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	3

sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	5

Notice to Shareholders

At a meeting held on August 15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges (“CDSC”). Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over[1]	0.00%	0.00%	0.40%

1. We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

For redemptions of Class A shares purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Adjustable Rate Government Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

Average annual total returns1 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[2](%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESAAX)	6-30-00	(0.24)	2.20	2.49	1.84	2.61	2.70	0.88	0.74
Class B (ESABX)*	6-30-00	(0.42)	2.00	2.41	1.08	2.00	2.41	1.63	1.49
Class C (ESACX)	6-30-00	0.08	1.85	1.95	1.08	1.85	1.95	1.63	1.49
Administrator Class (ESADX)	7-30-10	–	–	–	1.98	2.76	2.86	0.82	0.60
Institutional Class (EKIZX)	10-1-91	–	–	–	2.09	2.87	2.98	0.55	0.49
Barclays 6-Month Treasury Bill Index[4]	–	–	–	–	0.14	1.34	2.16	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	7

Growth of $10,000 investment[5] as of August 31, 2012

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-month U.S. Treasury Bills. The index follows Barclays monthly rebalancing conventions. You cannot invest directly in an index.

5.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Adjustable Rate Government Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 1.84% for the 12-month period that ended August 31, 2012, outperforming the Fund’s benchmark, the Barclays 6-Month Treasury Bill Index, which returned 0.14%.

■

Positive yield spread of adjustable-rate mortgages (ARMs) over short Treasuries was the most significant contributor to outperformance during the period. Modest spread tightening in ARMs contributed as well.

■

ARMs that were issued several years ago and are now more seasoned generally outperformed more recently issued ARMs. Seasoned ARM spreads tightened by 25 basis points (100 basis points equals 1.00%) during the period, as demand for these higher-quality, shorter-duration assets increased. Prepayments on premium-priced ARMs generally remained slow, while yields declined, reflecting tighter spreads.

■

The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets helped performance as these securities generally exhibited slower, more stable prepayments compared with ARMs with rate-adjustment resets still pending.

The U.S. economy experienced another slowdown.

In an eerie and unfortunate reprise of the pattern of last year, the U.S. economy lost vigor in the spring and summer months of 2012, failing to build on the momentum established in late 2011 and into the first quarter of 2012. The clearest evidence of deceleration could be seen in labor market statistics. After having generated a net increase of approximately 225,000 jobs per month in the first quarter of 2012, only 87,000 per month were added in the April through August 2012 period. The unemployment rate, which had fallen by a cumulative 0.3% in the first quarter of 2012, declined by only 0.1% in the five months since and would have actually risen but for a decline in the labor force participation rate. Other measures of labor market utilization showed virtual stagnation.

Economic deceleration had several causes.

Some of this period’s deceleration can be blamed on Mother Nature. Unusually mild weather in much of the country during the first quarter of 2012 pulled forward demand for goods and services and accelerated construction schedules. Higher demand led to stronger hiring and an encouraging drop in the unemployment rate. The improvement, however, does not appear to have reflected a faster overall growth trend. Rather, having largely sated their desires in the first quarter, U.S. consumers then took a breather. Businesses ultimately slowed their hiring, indicating that the surge in demand was temporary.

Perhaps as significant as the weather-related demand shift, the U.S. economy faced a severe headwind from Europe in the second quarter of 2012. The sovereign debt crisis within the eurozone and the various austerity measures implemented to combat it resulted in a painful slowdown in which the aggregate eurozone unemployment rate climbed to 11.3%—the highest level experienced since the currency union was formed more than a decade ago.

A third factor may have weighed on U.S. economic activity in the second quarter of 2012: the unchecked approach of the major tax increases and scheduled spending sequestrations that together have been dubbed the fiscal cliff. The cumulative drag of substantial across-the-board increases in tax rates for ordinary and capital income, the expiration of the payroll tax “holiday,” and the spending reductions written into current law could reduce gross domestic product by as much as 5% in the absence of mitigating legislation. For an economy struggling to maintain even a 2% rate of growth, such a drag on GDP could be devastating.

Performance highlights (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	9

Ten largest long-term holdings[6] (%) as of August 31, 2012
FNMA, 2.76%, 10-1-33	2.25
FNMA, 2.79%, 11-1-35	1.68
FHLMC Series T-67 Class 1A1C, 3.09%, 3-25-36	1.65
FHLMC Series T-67 Class 2A1C, 3.08%, 3-25-36	1.62
FNMA Series 2003-W18 Class 2A, 3.34%, 6-25-43	1.60
FHLMC, 2.46%, 9-1-30	1.46
FNMA, 2.32%, 12-1-40	1.27
FNMA, 2.79%, 1-1-36	1.23
FNMA Series 2002-66 Class A3, 3.02%, 4-25-42	1.17
FNMA Series 2006-W1 Class 3A, 2.17%, 10-25-45	1.14

The Fed stood alone.

With fiscal policy in gridlock, monetary policy remained the only available tool to combat economic weakness. The Federal Open Market Committee (FOMC) acknowledged as much at the conclusion of its June 20, 2012 meeting, issuing a statement that promised more intervention in the Treasury market in an attempt to further ease financial conditions. In a continuation of the program first launched last year, the central bank pledged to sell some of its current holdings of Treasuries with relatively short remaining terms and to redeploy the proceeds into intermediate- and longer-maturity Treasuries. As the FOMC statement explained, the objective of this effort is to “put downward pressure on longer-term interest rates and help to make broader financial conditions more accommodative.”

The decision to ease policy further was driven by a downgrade in the Fed expectations for intermediate-term growth and employment. A moderate core inflation rate, falling commodity prices, and stable inflation expectations have allowed the Fed to pursue a highly accommodative posture for more than three years. The monetary authorities continued to forecast that policy will remain highly accommodative for many quarters to come.

The yield curve flattened and spreads generally narrowed.

In accord with the Fed’s explicit objective, interest rates fell to new generational lows over the past 12 months, with the biggest drop occurring in the yields of long-maturity bonds. The 30-year Treasury offered a yield of 2.68% as of August 31, 2012—sharply below the 3.59% yield available 12 months ago. The yields on intermediate-maturity bonds also declined, though by roughly half as much. Short-term rates—close to zero ever since December 2008—were little changed.

Portfolio allocation[7] as of August 31, 2012

The Fund is positioned for highly accommodative monetary policy and tepid growth

Having underperformed expectations for the past five months, we believe the U.S. economy will face significant obstacles during the remainder of 2012 that make substantial acceleration unlikely. We believe Europe will continue to be a drag on global growth and a drain on the profitability of U.S.-based multinationals. In addition, we believe that election-year political paralysis will make it difficult to avoid significant cuts to federal spending associated with the fiscal cliff. These factors, and the still-lingering pain of the burst credit bubble, are likely to inspire an increasing degree of caution among both businesses and consumers. For all the above-listed reasons, tepid growth remains our base-case scenario. We believe the economy may struggle to achieve even 2% growth unless Europe unexpectedly improves or the political logjam is creatively broken before the November elections. A drop in commodity prices, especially gasoline, could brighten the outlook.

With interest-rate policy persistently stable, relatively generous coupon payments from fixed income securities generated positive returns for most of the 12-month period. MBS spreads tightened significantly with the announcement of a third round of quantitative easing by the fed in September 2012—a policy that will have the Fed purchase $40 billion in MBS from the secondary market every month. Seasoned adjustable-rate mortgage (ARMs) spreads continued to tighten with the rally in MBS during the last months of the period. Despite continued spread compression throughout the period, ARMs should continue to offer compelling levels of yield, in our opinion, while providing some relative support against prepayment risks and volatility from some of the lower-rated mortgage-related sub sectors. Several areas of the ARM market continue to offer relatively higher-quality, shorter-duration assets, which typically provide investors a little better protection against market volatility. We anticipate maintaining the Fund’s current emphasis on seasoned post-reset ARMs as sources of incremental yield in a low-interest-rate environment. In our view, a highly accommodative monetary policy should prove supportive of financial assets in general and shorter-maturity bonds in particular.

Please see footnotes on page 7.

10	Wells Fargo Advantage Adjustable Rate Government Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,010.55	$3.74	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76	0.74%
Class B
Actual	$1,000.00	$1,006.74	$7.52	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%
Class C
Actual	$1,000.00	$1,006.76	$7.52	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%
Administrator Class
Actual	$1,000.00	$1,011.27	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%
Institutional Class
Actual	$1,000.00	$1,011.82	$2.48	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.49	0.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	11

The Summary Portfolio of Investments shows the Fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the Fund’s total net assets as of the report date. The remaining securities held by the Fund are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/adjustablerategovt.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 98.59%
FDIC Series 2010-S1 Class 1A ± 144A	0.80%	2-25-48	$11,920,086	$11,944,641	0.88%
FHLMC	0.28-8.50	11-1-12 to 3-25-43	249,447,025	264,710,838	19.42
FHLMC ±	2.37	8-1-35	8,306,463	8,859,912	0.65
FHLMC ±	2.38	12-1-34	8,068,903	8,623,603	0.63
FHLMC (c) ±	2.38	3-1-37	8,365,367	8,968,364	0.66
FHLMC ±	2.39	10-1-35	7,922,890	8,476,828	0.62
FHLMC ±	2.40	2-1-35	10,192,449	10,871,107	0.80
FHLMC ±	2.42	4-1-34	9,407,341	10,051,936	0.74
FHLMC ±	2.46	9-1-30	18,649,741	19,889,714	1.46
FHLMC ±	2.64	5-1-36	7,219,782	7,766,293	0.57
FHLMC ±	2.68	8-1-30	9,675,391	10,375,165	0.76
FHLMC ±	2.70	8-1-36	8,312,661	8,899,675	0.65
FHLMC (c) ±	2.87	9-1-35	7,864,303	8,368,531	0.61
FHLMC ±	2.92	2-1-36	12,249,747	13,141,318	0.96
FHLMC ±	2.99	11-1-35	7,743,269	8,310,991	0.61
FHLMC ±	3.00	6-1-37	8,199,739	8,839,796	0.65
FHLMC (c) ±	3.09	2-1-36	9,255,326	9,951,010	0.73
FHLMC Series T-67 Class 1A1C ±	3.09	3-25-36	21,570,999	22,473,627	1.65
FHLMC Series T-67 Class 2A1C ±	3.08	3-25-36	20,874,684	22,039,099	1.62
FNMA	0.79-12.50	3-1-14 to 12-1-50	381,566,196	406,324,949	29.87
FNMA ±	2.08	10-1-35	13,778,057	14,431,932	1.06
FNMA ±	2.12	12-1-35	13,654,956	14,309,020	1.05
FNMA ±	2.22	9-1-32	10,776,607	11,447,609	0.84
FNMA ±	2.31	7-1-38	10,640,285	11,394,196	0.84
FNMA ±	2.31	7-1-48	8,352,868	8,914,560	0.65
FNMA (c) ±	2.32	2-1-35	11,878,766	12,690,301	0.93
FNMA ±	2.32	12-1-40	16,261,817	17,348,524	1.27
FNMA ±	2.33	2-1-35	8,448,108	9,028,276	0.66
FNMA ±	2.33	1-1-40	13,897,015	14,889,795	1.09
FNMA ±	2.36	6-1-34	7,899,653	8,441,358	0.62
FNMA ±	2.36	5-1-42	10,760,710	11,455,886	0.84
FNMA ±	2.39	9-1-39	12,102,034	12,969,630	0.95
FNMA ±	2.39	3-1-35	8,748,269	9,347,368	0.69
FNMA ±	2.40	7-1-48	11,309,642	12,091,775	0.89
FNMA ±	2.41	12-1-40	9,018,121	9,631,563	0.71
FNMA (c) ±	2.43	4-1-36	9,352,196	10,027,454	0.74
FNMA ±	2.54	5-1-36	8,676,850	9,261,611	0.68
FNMA ±	2.56	9-1-33	11,712,953	12,529,344	0.92
FNMA ±	2.60	11-1-34	11,903,237	12,667,370	0.93
FNMA ±	2.64	2-1-36	8,791,986	9,435,455	0.69
FNMA ±	2.74	5-1-33	8,955,026	9,567,074	0.70
FNMA ±	2.76	10-1-33	28,513,746	30,686,388	2.25
FNMA (c) ±	2.76	9-1-37	9,998,488	10,765,094	0.79
FNMA ±	2.79	1-1-36	15,683,133	16,806,309	1.23
FNMA ±	2.79	8-1-39	10,713,234	11,451,133	0.84

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Adjustable Rate Government Fund	Summary portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities (continued)
FNMA ±	2.79%	11-1-35	$21,307,660	$22,978,548	1.69%
FNMA Series 2001-T10 Class A2	7.50	12-25-41	6,686,463	7,918,541	0.58
FNMA Series 2001-T12 Class A4 ±	3.30	8-25-41	10,507,004	11,193,243	0.82
FNMA Series 2002-66 Class A3 ±	3.02	4-25-42	14,839,312	15,938,348	1.17
FNMA Series 2003-W18 Class 2A ±	3.34	6-25-43	20,476,556	21,813,931	1.60
FNMA Series 2004-W12 Class 2A ±	3.41	6-25-44	10,120,662	10,808,235	0.79
FNMA Series 2004-W15 Class 3A ±	2.75	6-25-44	14,309,713	15,079,306	1.11
FNMA Series 2006-W1 Class 3A ±	2.17	10-25-45	14,783,963	15,608,631	1.15
GNMA	0.60-9.00	8-20-15 to 8-20-34	30,643,770	31,700,569	2.21
Other securities				980,178	0.07

Total Agency Securities (Cost $1,311,634,669)				1,344,495,952	98.59

	Yield		Shares
Short-Term Investments: 2.69%

Investment Companies: 2.68%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		36,550,840	36,550,840	2.68

	Interest rate		Principal

U.S. Treasury Securities: 0.01%
U.S. Treasury Bill #(z)	0.07	9-27-12	$200,000	199,989	0.01

Total Short-Term Investments (Cost $36,750,828)				36,750,829	2.69

Total investments in securities
(Cost $1,348,385,497) *				1,381,246,781	101.28
Other assets and liabilities, net				(17,461,542)	(1.28)

Total net assets				$1,363,785,239	100.00%

±	Variable rate investment

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,349,426,746 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$33,805,823
Gross unrealized depreciation	(1,985,788)

Net unrealized appreciation	$31,820,035

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,344,695,941
In affiliated securities, at value (see cost below)	36,550,840

Total investments, at value (see cost below)	1,381,246,781
Principal paydown receivable	5,152,949
Receivable for Fund shares sold	2,005,946
Receivable for interest	3,893,718
Prepaid expenses and other assets	152,988

Total assets	1,392,452,382

Liabilities
Dividends payable	262,238
Payable for investments purchased	245,629
Payable for Fund shares redeemed	26,872,793
Payable for daily variation margin on open futures contracts	77,305
Advisory fee payable	373,455
Distribution fees payable	179,696
Due to other related parties	212,180
Accrued expenses and other liabilities	443,847

Total liabilities	28,667,143

Total net assets	$1,363,785,239

NET ASSETS CONSIST OF
Paid-in capital	$1,449,065,296
Overdistributed net investment income	(412,869)
Accumulated net realized losses on investments	(117,576,878)
Net unrealized gains on investments	32,709,690

Total net assets	$1,363,785,239

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$309,827,491
Shares outstanding – Class A	33,709,999
Net asset value per share – Class A	$9.19
Maximum offering price per share – Class A2	$9.38
Net assets – Class B	$6,659,818
Shares outstanding – Class B	724,391
Net asset value per share – Class B	$9.19
Net assets – Class C	$248,392,106
Shares outstanding – Class C	27,024,227
Net asset value per share – Class C	$9.19
Net assets – Administrator Class	$112,319,092
Shares outstanding – Administrator Class	12,219,072
Net asset value per share – Administrator Class	$9.19
Net assets – Institutional Class	$686,586,732
Shares outstanding – Institutional Class	74,689,180
Net asset value per share – Institutional Class	$9.19

Investments in unaffiliated securities, at cost	$1,311,834,657

Investments in affiliated securities, at cost	$36,550,840

Total investments, at cost	$1,348,385,497

1.	Each Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Adjustable Rate Government Fund	Statement of operations—year ended August 31, 2012

Investment income
Interest	$24,228,279
Income from affiliated securities	7,194

Total investment income	24,235,473

Expenses
Advisory fee	5,236,426
Administration fees
Fund level	694,050
Class A	519,260
Class B	16,176
Class C	444,383
Administrator Class	116,524
Institutional Class	527,352
Shareholder servicing fees
Class A	811,344
Class B	25,056
Class C	694,348
Administrator Class	279,787
Distribution fees
Class B	75,824
Class C	2,083,044
Custody and accounting fees	97,720
Professional fees	68,412
Registration fees	61,228
Shareholder report expenses	88,168
Trustees’ fees and expenses	10,989
Other fees and expenses	31,346

Total expenses	11,881,437
Less: Fee waivers and/or expense reimbursements	(1,261,352)

Net expenses	10,620,085

Net investment income	13,615,388

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,197,887
Futures transactions	(982,380)

Net realized gains on investments	215,507

Net change in unrealized gains (losses) on:
Unaffiliated securities	11,924,356
Futures transactions	(65,335)

Net change in unrealized gains (losses) on investments	11,859,021

Net realized and unrealized gains (losses) on investments	12,074,528

Net increase in net assets resulting from operations	$25,689,916

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Adjustable Rate Government Fund	15

	Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$13,615,388		$16,262,285
Net realized gains (losses) on investments		215,507		(1,960,095)
Net change in unrealized gains (losses) on investments		11,859,021		7,687,306

Net increase in net assets resulting from operations		25,689,916		21,989,496

Distributions to shareholders from
Net investment income
Class A		(3,284,563)		(4,583,566)
Class B		(35,752)		(243,091)
Class C		(844,846)		(2,279,362)
Administrator Class		(1,304,299)		(316,549)
Institutional Class		(7,951,556)		(8,624,206)
Tax basis return of capital
Class A		(205,718)		(1,731,087)
Class B		(2,239)		(172,929)
Class C		(52,914)		(1,762,948)
Administrator Class		(81,691)		(120,023)
Institutional Class		(498,019)		(2,835,213)

Total distributions to shareholders		(14,261,597)		(22,668,974)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	16,242,424	148,139,106	16,412,941	149,657,118
Class B	62,289	568,592	99,347	906,066
Class C	1,460,486	13,328,119	2,685,125	24,474,739
Administrator Class	23,275,357	212,316,354	5,932,991	54,071,142
Institutional Class	99,879,814	912,178,664	56,802,728	517,846,081

		1,286,530,835		746,955,146

Reinvestment of distributions
Class A	276,424	2,522,997	472,739	4,310,337
Class B	3,539	32,231	36,834	336,000
Class C	63,929	581,978	275,194	2,509,488
Administrator Class	100,326	915,677	28,945	263,683
Institutional Class	724,335	6,616,388	938,927	8,560,527

		10,669,271		15,980,035

Payment for shares redeemed
Class A	(18,836,382)	(171,694,465)	(19,607,933)	(178,746,472)
Class B	(976,751)	(8,916,348)	(4,007,517)	(36,520,241)
Class C	(7,040,766)	(64,318,191)	(7,725,072)	(70,421,005)
Administrator Class	(14,990,112)	(136,941,037)	(2,129,535)	(19,400,449)
Institutional Class	(91,449,089)	(835,423,721)	(32,559,685)	(296,753,911)

		(1,217,293,762)		(601,842,078)

Net increase in net assets resulting from capital share transactions		79,906,344		161,093,103

Total increase in net assets		91,334,663		160,413,625

Net assets
Beginning of period		1,272,450,576		1,112,036,951

End of period		$1,363,785,239		$1,272,450,576

Overdistributed net investment income		$(412,869)		$(607,241)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended June 30,
CLASS A	2012	2011	20101,[2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Net investment income	0.09	0.14	0.02	0.20	0.32	0.44 [3]
Net realized and unrealized gains (losses) on investments	0.08	0.04	0.02	0.11	(0.14)	(0.05)

Total from investment operations	0.17	0.18	0.04	0.31	0.18	0.39
Distributions to shareholders from
Net investment income	(0.09)	(0.13)[3]	(0.01)[3]	(0.20)	(0.33)	(0.45)
Tax basis return of capital	(0.01)	(0.05)[3]	(0.02)[3]	0.00	0.00	0.00

Total distributions to shareholders	(0.10)	(0.18)	(0.03)	(0.20)	(0.33)	(0.45)
Net asset value, end of period	$9.19	$9.12	$9.12	$9.11	$9.00	$9.15
Total return[4]	1.84%	2.04%	0.49%	3.51%	2.09%	4.30%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.88%	0.88%	0.73%	0.73%	0.98%[5]
Net expenses	0.74%	0.74%	0.74%	0.73%	0.73%	0.94%[5]
Net investment income	1.01%	1.50%	1.18%	2.27%	3.61%	4.74%[5]
Supplemental data
Portfolio turnover rate	9%	18%	0%	14%	41%	39%
Net assets, end of period (000’s omitted)	$309,827	$328,427	$353,453	$271,853	$277,862	$270,482

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense of 0.25% relating to borrowings and/or leverage transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Adjustable Rate Government Fund	17

(For a share outstanding throughout each period)

	Year ended August 31,				Year ended June 30,
CLASS B	2012	2011	2010[1,2]		2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.12	$9.12	$9.11		$9.00	$9.15	$9.21
Net investment income	0.03 [3]	0.07 [3]	0.00	[4]	0.13 [3]	0.26 [3]	0.37 [3]
Net realized and unrealized gains (losses) on investments	0.07	0.05	0.03		0.11	(0.14)	(0.05)

Total from investment operations	0.10	0.12	0.03		0.24	0.12	0.32
Distributions to shareholders from
Net investment income	(0.03)	(0.07)[3]	(0.00	)[3],4	(0.13)	(0.27)	(0.38)
Tax basis return of capital	(0.00)[4]	(0.05)[3]	(0.02)[3]		0.00	0.00	0.00

Total distributions to shareholders	(0.03)	(0.12)	(0.02)		(0.13)	(0.27)	(0.38)
Net asset value, end of period	$9.19	$9.12	$9.12		$9.11	$9.00	$9.15
Total return[5]	1.08%	1.28%	0.36%		2.73%	1.33%	3.53%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.63%	1.62%		1.48%	1.48%	1.70%[6]
Net expenses	1.49%	1.49%	1.49%		1.48%	1.48%	1.70%[6]
Net investment income	0.27%	0.81%	0.24%		1.55%	2.95%	3.99%[6]
Supplemental data
Portfolio turnover rate	9%	18%	0%		14%	41%	39%
Net assets, end of period (000’s omitted)	$6,660	$14,911	$50,229		$52,414	$90,520	$183,596

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios include interest and fee expense of 0.25% relating to borrowings and/or leverage transactions.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended June 30,
CLASS C	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Net investment income	0.02 [4]	0.06	0.00 [3]	0.14	0.25	0.37 [4]
Net realized and unrealized gains (losses) on investments	0.08	0.06	0.03	0.10	(0.13)	(0.05)

Total from investment operations	0.10	0.12	0.03	0.24	0.12	0.32
Distributions to shareholders from
Net investment income	(0.03)	(0.07)[4]	(0.00)[3,4]	(0.13)	(0.27)	(0.38)
Tax basis return of capital	(0.00)[3]	(0.05)[4]	(0.02)[4]	0.00	0.00	0.00

Total distributions to shareholders	(0.03)	(0.12)	(0.02)	(0.13)	(0.27)	(0.38)
Net asset value, end of period	$9.19	$9.12	$9.12	$9.11	$9.00	$9.15
Total return[5]	1.08%	1.28%	0.36%	2.73%	1.33%	3.53%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.63%	1.62%	1.48%	1.48%	1.70%[6]
Net expenses	1.49%	1.49%	1.51%	1.48%	1.48%	1.70%[6]
Net investment income	0.26%	0.74%	0.23%	1.52%	2.88%	3.99%[6]
Supplemental data
Portfolio turnover rate	9%	18%	0%	14%	41%	39%
Net assets, end of period (000’s omitted)	$248,392	$296,645	$340,278	$349,562	$360,607	$395,703

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios include interest and fee expense of 0.25% relating to borrowings and/or leverage transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Adjustable Rate Government Fund	19

(For a share outstanding throughout each period)

	Year ended August 31,
ADMINISTRATOR CLASS	2012	2011	2010[1]
Net asset value, beginning of period	$9.12	$9.12	$9.11
Net investment income	0.11	0.14 [2]	0.02
Net realized and unrealized gains (losses) on investments	0.07	0.06	0.01

Total from investment operations	0.18	0.20	0.03
Distributions to shareholders from
Net investment income	(0.10)	(0.15)[2]	(0.00)[2,3]
Tax basis return of capital	(0.01)	(0.05)[2]	(0.02)[2]

Total distributions to shareholders	(0.11)	(0.20)	(0.02)
Net asset value, end of period	$9.19	$9.12	$9.12
Total return[4]	1.98%	2.18%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.90%
Net expenses	0.60%	0.60%	0.62%
Net investment income	1.14%	1.49%	2.01%
Supplemental data
Portfolio turnover rate	9%	18%	0%
Net assets, end of period (000’s omitted)	$112,319	$34,946	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended June 30,
INSTITUTIONAL CLASS	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Net investment income	0.12 [3]	0.15	0.02	0.23	0.35	0.46
Net realized and unrealized gains (losses) on investments	0.07	0.06	0.03	0.10	(0.14)	(0.05)

Total from investment operations	0.19	0.21	0.05	0.33	0.21	0.41
Distributions to shareholders from
Net investment income	(0.11)	(0.16)[3]	(0.02)[3]	(0.22)	(0.36)	(0.47)
Tax basis return of capital	(0.01)	(0.05)[3]	(0.02)[3]	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.21)	(0.04)	(0.22)	(0.36)	(0.47)
Net asset value, end of period	$9.19	$9.12	$9.12	$9.11	$9.00	$9.15
Total return[4]	2.09%	2.30%	0.53%	3.76%	2.35%	4.57%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.55%	0.55%	0.48%	0.48%	0.70%[5]
Net expenses	0.49%	0.49%	0.49%	0.48%	0.48%	0.70%[5]
Net investment income	1.25%	1.72%	1.21%	2.52%	3.91%	4.98%[5]
Supplemental data
Portfolio turnover rate	9%	18%	0%	14%	41%	39%
Net assets, end of period (000’s omitted)	$686,587	$597,521	$368,066	$389,075	$483,565	$890,857

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense of 0.25% relating to borrowings and/or leverage transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

22	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(95,791,789)	$95,791,789

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At August 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration							Post-enactment capital losses
2013	2014	2015	2016	2017	2018	2019	Short-term	Long-term
$47,790,373	$11,283,743	$18,541,278	$10,766,785	$24,262,054	$1,705,150	$66,443	$640,535	$1,004,938

As of August 31, 2012, the Fund had $474,329 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	23

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$1,344,495,952	$0	$1,344,495,952
Short-term investments
Investment companies	36,550,840	0	0	36,550,840
U.S. Treasury securities	199,989	0	0	199,989
	$36,750,829	$1,344,495,952	$0	$1,381,246,781

Further details on the major security types listed above can be found in the Summary Portfolio of Investments.

As of August 31, 2012, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(151,594)	$0	$0	$(151,594)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

24	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, and Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A, 1.49% for Class B, 1.49% for Class C, 0.60% for Administrator Class, and 0.49% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $6,050 from the sale of Class A shares and $6,744 and $5,627 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of U.S. government securities, excluding short-term securities, for the year ended August 31, 2012 were $416,262,132 and $118,460,755, respectively.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	25

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2012, the Fund entered into futures contracts to speculate on interest rates and to help shorten or lengthen the duration of the portfolio.

At August 31, 2012, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2012	Unrealized gains (losses)
12-19-12	70 Short	10-Year U.S. Treasury Notes	$9,360,313	$(86,539)
12-31-12	115 Short	5-Year U.S. Treasury Notes	14,336,367	(65,055)

The Fund had an average notional amount of $29,407,984 in short futures contracts during the year ended August 31, 2012.

On August 31, 2012, the cumulative unrealized losses on futures contracts in the amount of $151,594 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $1,895 in commitment fees.

During the year ended August 31, 2012, the Fund had average borrowings outstanding of $50,284 at an average rate of 1.41% and paid interest in the amount of $709.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Year ended August 31,
	2012	2011
Ordinary income	$13,421,016	$16,046,774
Return of capital	840,581	6,622,200

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$31,668,440	$(474,329)*	$(116,061,299)

*	This amount will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for

26	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Adjustable Rate Government Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 30, 2010 through August 31, 2010 and each of the years in the three-year period ended June 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Adjustable Rate Government Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 30, 2010 through August 31, 2010 and each of the years in the three-year period ended June 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

28	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2012, $13,597,889 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe and its benchmark, the Lipper Ultra Short Funds Index, for all periods under review.

32	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were in range of the Fund’s Expense Group’s median net operating expense ratios, except for the Institutional Class. The Board received a report from Funds Management regarding the Fund’s expense results. The Board noted that the Fund’s Lipper Universe had changed from the Short-Intermediate U.S. Government classification to the Ultra Short Obligations classification. The Board viewed favorably Funds Management’s recommendation to reduce the Institutional Class’ net operating expense ratio cap by three basis points and Funds Management’s recommendation to extend the expense cap period until December 31, 2013.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were higher than the median rates for the Fund’s Expense Group, except the Administrator Class. The Board viewed favorably Funds Management’s proposal to reduce the Advisory Agreement Rate by five basis points across all breakpoint levels.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	33

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Adjustable Rate Government Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211729 10-12 A215/AR215 08-12

Wells Fargo Advantage High Yield Bond Fund

Annual Report

August 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of August 31, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Yield Bond Fund, which covers the 12-month period that ended August 31, 2012. During the period, fixed-income performance was best among corporate bonds and commercial mortgage-backed securities (CMBS), as in our view, continued monetary accommodation from the Federal Reserve (Fed) strengthened the demand for securities with higher yields. The lower-rated credit tiers and longest-maturity segments of the fixed-income market outperformed the higher-quality and shorter-maturity segments. Volatility rippled through the markets throughout the period as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Global credit markets were roiled by the European debt crisis.

The 12-month period began on the heels of an escalating credit crisis in Europe that crescendoed in August 2011 and echoed into the first month of the period. The escalating likelihood of a default of Greek bonds stirred a wave of global risk aversion that led to a powerful rally in U.S. Treasuries and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns during this period, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Fed intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by selling short-term Treasuries off the Fed’s balance sheet and purchasing long-term Treasuries. Treasury prices continued to rally from the implementation of the Fed’s policy, while credit spreads on corporate and securitized sectors—mortgage-backed securities and asset-backed securities—widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a correction in high-yield corporate bonds. Fortunately, risk aversion abated convincingly in December 2011 with a strong recovery in bond pricing that seemed to bolster investor confidence and fortified a trend of declining spreads that carried into the first two months of 2012.

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

2.	The Barclays U.S. Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. CMBS Investment Grade Index is an unmanaged index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Bond Fund	3

the U.S. domestic fixed-income markets generally performed the best, while the highest-quality credit tiers and U.S. Treasuries generally declined in value as their yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. That same month, U.S. Treasuries and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return as spread widening offset the benefits of higher yields.

It appeared that investors would continue to prefer higher quality over riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse, yet again. The second half of June and the entire month of July saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated, BBB-rated, and BB-rated1 segments of the markets performed best, as investors rallied to the higher yield and moderate credit risk of those credit tiers. Corporate bonds and CMBS performed strongly through the final months of the period. Despite intermittent volatility in lower-rated fixed-income securities throughout the period, those two sectors turned in the best returns for the 12-month period, returning more than 10% from the Barclays U.S. Corporate Bond Index2 and the Barclays U.S. CMBS Investment Grade Index3.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, most credit-related sectors generated positive returns during the period while corporate bonds and CMBS performed exceedingly well. The strongest returns during the period came from the lower-rated credit tiers (the Barclays U.S. Corporate High Yield Bond Index4 returned 13.89%) and the longest-maturity segments of the market (the Barclays U.S. 10+ Year Aggregate Bond Index5 returned 18.49%). Thus, despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite shifting periods of escalating risk aversion, most credit sectors within the U.S. fixed-income markets provided relatively generous returns during the 12-month period.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. 10+ Year Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities with maturities of 10 years or more. You cannot invest directly in an index.

4	Wells Fargo Advantage High Yield Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Bond Fund	5

Notice to Shareholders

Effective August 31, 2012:

■	Margaret Patel replaced Niklas Nordenfelt, CFA and Philip Susser as Portfolio Manager for the Fund.

■	The Fund’s “Principal Investment Strategies” were revised to state as follows:

Under normal circumstances, we invest at least 80% of the Fund’s net assets in debt securities that are below-investment grade.

We invest principally in below investment-grade debt securities (often called “high yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as convertible bonds. These securities may have fixed, floating or variable rates. We may invest in below investment-grade debt securities of any credit quality. The average credit quality of the Fund’s portfolio is expected to be equivalent to B or higher based on the credit ratings assigned to underlying securities by Moody’s, Standard & Poor’s, from other Nationally Recognized Statistical Ratings Organizations, or our credit quality assessment of the underlying securities. We do not manage the Fund’s portfolio to a specific maturity or duration.

Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers.

We start our investment process by looking at macroeconomic factors, such as the pace of economic growth, employment conditions, corporate profits, inflation rates, monetary and fiscal policy, within the context of other even broader factors, including the influence of international economic and financial conditions. This top-down, macroeconomic outlook helps us to determine the sectors and industries in which we believe the portfolio should invest, and in what proportions. We then seek those industries within this macroeconomic environment which we find attractive - industries that are either growing at or above the rate of economic growth (growth industries) or out of favor industries with potentially improving outlooks (value industries). Within those industries, we prefer companies with sustainable competitive advantages and high barriers to entry, and we specifically seek companies with strong management teams and financial flexibility.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

■	Consistent with the revised “Principal Investment Strategies,” Emerging Markets Risk and Foreign Investment Risk were added as “Principal Investment Risks” of the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret D. Patel1

Average annual total returns2 (%) as of August 31, 2012

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EKHAX)	1-20-98	7.05	6.96	7.81	12.00	7.93	8.32	1.02	1.02
Class B (EKHBX)*	9-11-35	6.17	6.83	7.78	11.17	7.13	7.78	1.77	1.77
Class C (EKHCX)	1-21-98	10.17	7.13	7.54	11.17	7.13	7.54	1.77	1.77
Administrator Class (EKHYX)	4-14-98	–	–	–	12.25	8.19	8.61	0.96	0.80
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[5]	–	–	–	–	13.01	9.44	10.42	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charge would be lower if sales charges were reflected. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The Fund is exposed to foreign investment risk, these risks are generally intensified in emerging markets. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Bond Fund	7

Growth of $10,000 investment[6] as of August 31, 2012

1.	Effective August 31, 2012, Margaret Patel became portfolio manager of the Fund.

2.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C and 0.80% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

6.	The chart compares the performance of the Class A shares for the most recent 10 years with the performance of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standingwithin the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8	Wells Fargo Advantage High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 12.00% for the 12-month period that ended August 31, 2012. During the same period, the Fund’s benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, returned 13.01%.

■

In response to the volatility and uncertainty created by a global economic slowdown and the sovereign debt issue in Europe, we attempted to lower the risk profile positioning of the Fund relative to the Fund’s benchmark index. Our efforts to lower the Fund’s relative risk profile resulted in underperformance as lower-rated credits in the market outperformed. However, the Fund experienced less volatility and stronger risk-adjusted returns than its benchmark.

■	Holding fewer low-quality issues and fewer longer-maturity bonds—both of which outperformed due to their higher-risk, higher-yielding profiles—was the primary contributor to underperformance.

■	The Fund did not decline as much as the benchmark during the market-weakness of late summer 2011, due to our efforts to lower the Fund’s credit-risk profile.

The markets were buoyed by central bank actions.

During the latter part of the summer in 2011, the markets weakened on heightened fears of a disorderly collapse of the euro, potential banking failures, and, at minimum, a contagious negative economic flow to the U.S. from a recession in Europe. Subsequently, the markets have rallied almost unabated in response to central bank actions. Aside from a few periods of volatility, higher-risk assets have performed well over the past year as the risk of a European collapse has dissipated, thanks to comments from the European Central Bank (ECB) that it intends to buy sovereign bonds; ECB support of European banks by providing liquidity through the Long-Term Refinancing Operation program; and continued support (to date) by German leaders of such programs. We believe that what is unique about this time is the amount of focus on central bank actions and government policy rather than on company fundamentals and economic activity. Sustainable economic activity appears to be less important to some investors than policies that promote short-term behavior or avoid near-term financial pain. Indeed, the markets have been inclined to perform on news of economic slowdown in hope and anticipation of the next round of liquidity-enhancing policy, or direct bond purchases.

High yield bonds have benefited greatly during this time period. Not only supported by generally rising equity prices, high yield bonds also benefited from low volatility and strong inflows due to the relative dearth of attractive income opportunities in fixed income securities of higher quality credit. Aside from the positive technical forces, companies issuing high yield bonds appear to have been performing well at the current level of economic activity. In aggregate, companies seem to have been successful at cutting costs and appear to be operating with higher-than-average operational leverage. Revenues have been relatively stable, and the cost of debt has declined significantly. From a risk perspective, many companies seem to have generally been conservative in behavior and, in spite of the cheap financing, appear to have not aggressively borrowed or engaged in speculative or highly leveraged transactions. As a result, the high-yield asset class does not appear to have been inundated with overly aggressive deals. We believe the ability to generate cash flow and reduce overall debt and meet interest expense with significant margin has been a fundamental strength to the asset class.

Ten largest long-term holdings[7] (%) as of August 31, 2012
TXU Energy Company LLC, 3.77%, 10-10-14	2.47
Nielson Finance LLC, 7.75%, 10-15-18	1.98
Sabine Pass LNG LP, 7.50%, 11-30-16	1.75
SunGard Data Systems Incorporated, 10.25%, 8-15-15	1.45
Sprint Capital Corporation, 8.75%, 3-15-32	1.39
Sprint Capital Corporation, 6.88%, 11-15-28	1.38
Regal Cinemas Corporation, 8.63%, 7-15-19	1.35
Nuveen Investments Incorporated, 5.50%, 9-15-15	1.27
CCH II Capital Corporation, 13.50%, 11-30-16	1.25
NRG Energy Incorporated, 7.38%, 1-15-17	1.21

Risks remain, but default projections appear to be contained.

The question that has been coming up more recently is, “What will derail high yield?” Similarly, “What are warning signs? What has to happen for high yield to weaken?” Obviously, the list is endless but boils down to one of two things, in our opinion. We believe continuous weakness in U.S. Treasuries could eventually lead to repricing of all asset classes. However, we believe high yield can absorb a reasonable amount of rising Treasury rates via spread tightening. Indeed, high yield has barely budged on the few occasions Treasuries have weakened (yields rose) over the past few quarters.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Bond Fund	9

On the other hand, a scenario in which Treasury yields were to rise in a meaningful way would likely pressure equity valuations and create a viable alternative to credit products. A more likely near-term scenario would be a large downturn in the equity market. Equities have generally responded favorably to ECB support and have exhibited little volatility over the past two quarters. However, we do not believe sustainable solutions have come about in Europe as yet. China is showing signs of a slowdown, commodity prices have risen (potentially harming consumer confidence), and the U.S. economy is facing the possibility of a recession in 2013 due to cuts in spending and higher taxes set to take effect at year-end (dubbed the fiscal cliff). A large and sustained drop in equities would likely put fear into market participants. The most typical condition causing a high-yield sell-off—a sharply rising default rate environment—appears to be unlikely in the near term, unless the economy experiences an unexpected shock (such as a Chinese credit crisis or euro breakup), plunging the U.S. into a recession greater than what the fiscal cliff may cause on its own.

Credit quality[8] as of August 31, 2012

We believe that high yield bonds may continue to offer attractive value.

We continue to believe that high-yield bonds should provide relatively attractive returns over the next year compared with returns offered by Treasuries. Bond defaults over the next year are expected to average around 3.0%—below the long-term average default rate, which is closer to 5.0%. With the economy appearing likely to continue to grow, albeit slowly, we believe that these positive factors should continue to provide a positive backdrop for the high-yield bond market. We have concentrated our holdings in bonds rated in the top half of the high-yield, below-investment-grade portion of the corporate bond market. While these bonds may offer somewhat less yield than that of lower-rated issues, they should offer a combination of relatively high yield potential versus investment-grade issues, with somewhat lower risk of loss of principal potential than that available from lower-tier high-yield bonds.

Please see footnotes on page 7.

10	Wells Fargo Advantage High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2012, to August 31, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-12	Ending account value 8-31-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,048.70	$5.30	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23	1.03%
Class B
Actual	$1,000.00	$1,044.80	$9.15	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.19	$9.02	1.78%
Class C
Actual	$1,000.00	$1,044.79	$9.15	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.19	$9.02	1.78%
Administrator Class
Actual	$1,000.00	$1,049.91	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Yield Bond Fund	11

Security name			Shares	Value

Common Stocks: 0.09%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated †(i)			1,840	$5,520

Telecommunication Services: 0.09%

Diversified Telecommunication Services: 0.09%
Fairpoint Communications Incorporated †			58,660	383,051

Total Common Stocks (Cost $1,251,376)				388,571

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 80.86%

Consumer Discretionary: 20.99%

Auto Components: 1.27%
Allison Transmission Incorporated 144A «	7.13%	5-15-19	$2,250,000	2,379,375
Cooper Tire & Rubber Company	7.63	3-15-27	1,935,000	1,910,813
Cooper Tire & Rubber Company	8.00	12-15-19	450,000	482,625
Goodyear Tire & Rubber Company «	7.00	5-15-22	325,000	338,000
Penske Auto Group Incorporated 144A	5.75	10-1-22	110,000	112,200

				5,223,013

Diversified Consumer Services: 2.30%
Carriage Services Incorporated	7.88	1-15-15	1,715,000	1,737,509
Service Corporation International	7.00	5-15-19	515,000	563,925
Service Corporation International	7.50	4-1-27	4,080,000	4,278,900
Service Corporation International	7.63	10-1-18	850,000	999,813
Service Corporation International	8.00	11-15-21	525,000	632,625
Service Corporation International Series WI	7.00	6-15-17	1,125,000	1,282,500

				9,495,272

Hotels, Restaurants & Leisure: 5.89%
Ameristar Casinos Incorporated	7.50	4-15-21	2,750,000	2,949,375
Caesars Operating Escrow LLC 144A	9.00	2-15-20	355,000	353,447
CCM Merger Incorporated 144A	9.13	5-1-19	2,345,000	2,356,725
CityCenter Holdings LLC 144A	7.63	1-15-16	825,000	874,500
CityCenter Holdings LLC ¥	10.75	1-15-17	1,814,965	1,923,863
Dineequity Incorporated	9.50	10-30-18	3,550,000	3,984,875
Greektown Superholdings Incorporated	13.00	7-1-15	5,800,000	6,264,000
NAI Entertainment Holdings LLC 144A	8.25	12-15-17	2,498,000	2,785,270
Penn National Gaming Incorporated	8.75	8-15-19	450,000	502,313
Ruby Tuesday Incorporated 144A	7.63	5-15-20	1,800,000	1,687,500
Speedway Motorsports Incorporated	6.75	2-1-19	575,000	605,906

				24,287,774

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Media : 9.34%
Cablevision Systems Corporation	8.63%	9-15-17	$900,000	$1,030,500
CCH II Capital Corporation	13.50	11-30-16	4,689,383	5,134,874
CCO Holdings LLC	7.00	1-15-19	541,000	588,338
Cinemark USA Incorporated	7.38	6-15-21	825,000	921,938
Cinemark USA Incorporated	8.63	6-15-19	3,525,000	3,948,000
CSC Holdings LLC	7.63	7-15-18	650,000	739,375
CSC Holdings LLC	7.88	2-15-18	975,000	1,116,375
CSC Holdings LLC	8.50	4-15-14	125,000	137,344
DISH DBS Corporation	7.88	9-1-19	1,070,000	1,229,163
EchoStar DBS Corporation	6.63	10-1-14	350,000	378,438
EchoStar DBS Corporation	7.75	5-31-15	2,075,000	2,313,625
Gray Television Incorporated	10.50	6-29-15	2,600,000	2,808,000
Lamar Media Corporation	5.88	2-1-22	200,000	212,000
Lamar Media Corporation	7.88	4-15-18	1,150,000	1,270,750
Lamar Media Corporation Series C	9.75	4-1-14	1,945,000	2,183,263
LIN Television Corporation	8.38	4-15-18	1,620,000	1,692,900
Local TV Finance LLC 144A	9.25	6-15-15	2,350,000	2,397,000
National CineMedia LLC 144A	6.00	4-15-22	625,000	650,000
National CineMedia LLC	7.88	7-15-21	525,000	568,313
Nexstar Mission Broadcasting Incorporated	8.88	4-15-17	745,000	800,875
Nuance Communications Company 144A	5.38	8-15-20	450,000	460,125
Regal Cinemas Corporation	8.63	7-15-19	5,000,000	5,562,500
Salem Communications Corporation	9.63	12-15-16	2,128,000	2,370,060

				38,513,756

Specialty Retail : 2.19%
American Greetings Corporation	7.38	12-1-21	450,000	492,750
CDW Finance LLC	12.54	10-12-17	675,000	723,938
Gap Incorporated	5.95	4-12-21	600,000	648,395
Limited Brands Incorporated	5.63	2-15-22	1,550,000	1,631,375
Limited Brands Incorporated	6.63	4-1-21	300,000	336,000
RadioShack Corporation	6.75	5-15-19	1,975,000	1,335,594
Rent A Center Incorporated	6.63	11-15-20	400,000	431,000
Toys “R” Us Property Company I LLC	10.75	7-15-17	1,825,000	2,012,063
Toys “R” Us Property Company II LLC	8.50	12-1-17	1,300,000	1,407,250

				9,018,365

Consumer Staples : 0.41%

Food Products : 0.41%
B&G Foods Incorporated	7.63	1-15-18	1,575,000	1,707,891

Energy : 15.69%

Energy Equipment & Services : 2.80%
Bristow Group Incorporated	7.50	9-15-17	1,515,000	1,568,025
Dresser-Rand Group Incorporated	6.50	5-1-21	1,025,000	1,076,250
Gulfmark Offshore Incorporated 144A	6.38	3-15-22	1,635,000	1,667,700
Hornbeck Offshore Services Incorporated Series B	8.00	9-1-17	1,435,000	1,521,100

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Energy Equipment & Services (continued)
Oil States International Incorporated	6.50%	6-1-19	$1,900,000	$2,018,750
PHI Incorporated	8.63	10-15-18	3,550,000	3,674,250

				11,526,075

Oil, Gas & Consumable Fuels: 12.89%
Coffeyville Resources Incorporated 144A	9.00	4-1-15	2,775,000	2,955,375
Coffeyville Resources Incorporated 144A	10.88	4-1-17	2,075,000	2,324,000
Crestwood Midstream Partners LP	7.75	4-1-19	600,000	609,000
Denbury Resources Incorporated	6.38	8-15-21	350,000	378,000
Denbury Resources Incorporated	8.25	2-15-20	2,400,000	2,724,000
Denbury Resources Incorporated	9.75	3-1-16	225,000	244,125
El Paso Corporation	6.50	9-15-20	915,000	1,040,213
El Paso Corporation	7.00	6-15-17	2,375,000	2,716,888
El Paso Corporation	7.25	6-1-18	3,935,000	4,544,488
El Paso Corporation	7.42	2-15-37	760,000	834,475
El Paso Corporation (i)	8.25	2-15-16	595,000	653,785
Energy Transfer Equity LP	7.50	10-15-20	3,475,000	3,996,250
Ferrellgas Partners LP	9.13	10-1-17	3,420,000	3,667,950
Holly Corporation	9.88	6-15-17	1,870,000	2,052,325
NGPL Pipeco LLC 144A	7.12	12-15-17	325,000	338,000
NGPL Pipeco LLC 144A	7.77	12-15-37	2,275,000	2,246,563
NGPL Pipeco LLC 144A	9.63	6-1-19	1,950,000	2,154,750
Rockies Express Pipeline 144A	3.90	4-15-15	1,600,000	1,568,000
Rockies Express Pipeline 144A	5.63	4-15-20	325,000	310,375
Rockies Express Pipeline 144A	6.88	4-15-40	3,735,000	3,361,500
Rockies Express Pipeline 144A	7.50	7-15-38	605,000	574,750
Sabine Pass LNG LP	7.25	11-30-13	2,600,000	2,704,000
Sabine Pass LNG LP	7.50	11-30-16	6,750,000	7,222,500
Suburban Propane Partners LP	7.38	3-15-20	2,550,000	2,703,000
Suburban Propane Partners LP 144A	7.38	8-1-21	355,000	374,525
Suburban Propane Partners LP 144A	7.50	10-1-18	781,000	841,528

				53,140,365

Financials: 17.94%

Capital Markets: 0.19%
Oppenheimer Holdings Incorporated	8.75	4-15-18	765,000	768,825

Commercial Banks: 0.68%
Emigrant Bancorp Incorporated 144A (i)	6.25	6-15-14	3,050,000	2,814,067

Consumer Finance: 10.39%
Ally Financial Incorporated	4.63	6-26-15	500,000	513,131
Ally Financial Incorporated	5.50	2-15-17	1,125,000	1,170,259
American General Finance Corporation	5.40	12-1-15	300,000	259,500
American General Finance Corporation	5.75	9-15-16	925,000	777,000
Calpine Construction Finance Corporation 144A	7.25	10-15-17	3,450,000	3,691,500
Calpine Construction Finance Corporation 144A	8.00	6-1-16	1,700,000	1,838,125
CIT Group Incorporated 144A	4.75	2-15-15	3,350,000	3,484,000
CIT Group Incorporated 144A	5.25	4-1-14	750,000	779,063

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
CIT Group Incorporated	5.25%	3-15-18	$400,000	$417,000
CIT Group Incorporated 144A	5.50	2-15-19	1,025,000	1,068,563
CitiGroup Incorporated	4.25	8-15-17	375,000	380,345
General Motors Financial Company 144A	4.75	8-15-17	200,000	201,383
General Motors Financial Company	6.75	6-1-18	1,000,000	1,108,903
International Lease Finance Corporation	6.38	3-25-13	515,000	525,944
International Lease Finance Corporation 144A	7.13	9-1-18	1,550,000	1,782,500
International Lease Finance Corporation	8.63	9-15-15	1,015,000	1,138,069
Nielson Finance LLC	7.75	10-15-18	7,265,000	8,173,125
Springleaf Finance Corporation	6.90	12-15-17	4,975,000	4,091,938
Sprint Capital Corporation	6.88	11-15-28	6,307,000	5,707,835
Sprint Capital Corporation	8.75	3-15-32	5,675,000	5,731,750

				42,839,933

Diversified Financial Services: 3.29%
Ally Financial Incorporated	7.50	12-31-13	2,430,000	2,597,063
Ally Financial Incorporated	8.00	11-1-31	525,000	620,813
Ally Financial Incorporated	8.30	2-12-15	300,000	333,000
Fidelity National Information Services	5.00	3-15-22	225,000	234,000
Interactive Data Corporation	10.25	8-1-18	1,425,000	1,606,688
Neuberger Berman Group LLC 144A	5.63	3-15-20	425,000	449,438
Neuberger Berman Group LLC 144A	5.88	3-15-22	525,000	557,813
NSG Holdings LLC 144A (i)	7.75	12-15-25	900,000	918,000
Nuveen Investments Incorporated	5.50	9-15-15	5,800,000	5,249,000
Tronox Finance LLC 144A	6.38	8-15-20	300,000	303,000
USI Holdings Corporation 144A ±	4.31	11-15-14	475,000	453,625
USI Holdings Corporation 144A	9.75	5-15-15	250,000	253,750

				13,576,190

Insurance: 0.79%
HUB International Holdings Incorporated 144A	10.25	6-15-15	3,150,000	3,236,625

Real Estate Management & Development: 0.40%
Ashtead Capital Incorporated 144A	6.50	7-15-22	1,585,000	1,648,400

REITs: 2.20%
Dupont Fabros Technology Incorporated	8.50	12-15-17	3,970,000	4,386,850
MPT Operating Partnership LP	6.38	2-15-22	325,000	342,875
MPT Operating Partnership LP	6.88	5-1-21	1,625,000	1,767,188
Omega Healthcare Investors Incorporated 144A	5.88	3-15-24	150,000	159,750
Omega Healthcare Investors Incorporated	6.75	10-15-22	2,200,000	2,414,500

				9,071,163

Health Care: 4.72%

Health Care Equipment & Supplies: 0.36%
Biomet Incorporated ¥	10.38	10-15-17	515,000	547,188
Fresenius Medical Care Incorporated 144A	5.75	2-15-21	225,000	237,094
Hologic Incorporated 144A	6.25	8-1-20	675,000	714,656

				1,498,938

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services : 3.44%
AvivHealthcare Incorporated	7.75%	2-15-19	$1,150,000	$1,196,000
Centene Corporation	5.75	6-1-17	975,000	1,017,656
Community Health Systems Incorporated	5.13	8-15-18	275,000	283,594
Community Health Systems Incorporated	7.13	7-15-20	600,000	628,500
DaVita Incorporated	5.75	8-15-22	425,000	442,000
Emergency Medical Services Corporation	8.13	6-1-19	425,000	453,688
Fresenius Medical Care US Finance Incorporated	6.88	7-15-17	525,000	598,500
HCA Incorporated	5.88	3-15-22	100,000	106,375
HCA Incorporated	6.50	2-15-20	2,050,000	2,252,438
HCA Incorporated	7.25	9-15-20	1,000,000	1,108,125
HCA Incorporated	7.50	11-15-95	625,000	514,844
HCA Incorporated	8.50	4-15-19	175,000	197,313
Health Management plc	6.13	4-15-16	2,000,000	2,160,000
HealthSouth Corporation	7.25	10-1-18	450,000	489,938
HealthSouth Corporation	7.75	9-15-22	450,000	491,625
PSS World Medical Incorporated	6.38	3-1-22	200,000	211,500
Sabra Health Care LP	8.13	11-1-18	1,875,000	2,039,063

				14,191,159

Pharmaceuticals : 0.92%
Mylan Incorporated 144A	6.00	11-15-18	850,000	909,500
Mylan Incorporated 144A	7.88	7-15-20	700,000	791,000
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-22	2,000,000	2,085,000

				3,785,500

Industrials : 4.58%

Aerospace & Defense : 0.16%
TransDigm Group Incorporated	7.75	12-15-18	600,000	668,250

Commercial Services & Supplies : 3.11%
Corrections Corporation of America	7.75	6-1-17	1,445,000	1,558,794
Covanta Energy Corporation	6.38	10-1-22	450,000	492,193
Geo Group Incorporated	7.75	10-15-17	1,705,000	1,847,794
Iron Mountain Incorporated	5.75	8-15-24	4,225,000	4,267,250
Iron Mountain Incorporated	8.00	6-15-20	1,400,000	1,496,250
Iron Mountain Incorporated	8.38	8-15-21	1,440,000	1,591,200
KAR Holdings Incorporated ±	4.44	5-1-14	1,575,000	1,575,000

				12,828,481

Electrical Equipment : 0.08%
Homer City Funding LLC	8.73	10-1-26	329,700	331,349

Machinery : 0.89%
Columbus McKinnon Corporation	7.88	2-1-19	525,000	557,813
H&E Equipment Services Company 144A	7.00	9-1-22	100,000	103,750
Titan International Incorporated	7.88	10-1-17	400,000	419,000
UR Financing Escrow Corporation 144A	5.75	7-15-18	2,450,000	2,590,875

				3,671,438

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Marine: 0.34%
Hornbeck Offshore Services Company	1.63%	11-15-26	$975,000	$1,019,168
Hornbeck Offshore Services Company	5.88	4-1-20	350,000	357,000

				1,376,168

Information Technology: 5.27%

Communications Equipment: 0.36%
Allbritton Communications Company	8.00	5-15-18	1,375,000	1,481,563

Computers & Peripherals: 0.13%
Seagate Technology HDD Holdings	7.75	12-15-18	500,000	548,750

Internet Software & Services: 0.36%
Equinix Incorporated	7.00	7-15-21	75,000	84,188
Equinix Incorporated	8.13	3-1-18	1,270,000	1,409,700

				1,493,888

IT Services: 4.42%
Audatex North America Incorporated 144A	6.75	6-15-18	575,000	616,688
Fidelity National Information Services Incorporated	7.63	7-15-17	3,215,000	3,536,500
Fidelity National Information Services Incorporated	7.88	7-15-20	774,000	866,880
First Data Corporation 144A	7.38	6-15-19	200,000	206,500
First Data Corporation	11.25	3-31-16	3,175,000	3,048,000
SunGard Data Systems Incorporated	4.88	1-15-14	857,000	886,995
SunGard Data Systems Incorporated	7.38	11-15-18	550,000	584,375
SunGard Data Systems Incorporated	7.63	11-15-20	100,000	107,250
SunGard Data Systems Incorporated	10.25	8-15-15	5,850,000	5,988,938
TW Telecommunications Holdings Incorporated	8.00	3-1-18	2,125,000	2,358,750

				18,200,876

Materials: 1.52%

Chemicals: 0.28%
Celanese US Holdings LLC	6.63	10-15-18	1,025,000	1,130,063

Containers & Packaging: 1.24%
Ball Corporation	5.00	3-15-22	125,000	131,250
Ball Corporation	5.75	5-15-21	275,000	295,969
Crown Americas LLC	7.63	5-15-17	500,000	537,500
Crown Holdings Incorporated (i)	7.50	12-15-96	525,000	464,625
Owens Brockway Company	3.00	6-1-15	1,775,000	1,735,063
Owens Brockway Glass Container Incorporated	7.38	5-15-16	127,000	144,780
Silgan Holdings Incorporated	5.00	4-1-20	1,750,000	1,817,813

				5,127,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Yield Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 5.45%

Diversified Telecommunication Services: 1.94%
GCI Incorporated	6.75%	6-1-21	$500,000	$490,000
GCI Incorporated	8.63	11-15-19	3,235,000	3,485,713
Intelsat Jackson Holdings Company	7.25	10-15-20	925,000	999,000
Intelsat Jackson Holdings Company 144A	7.25	10-15-20	1,700,000	1,831,750
Qwest Corporation	7.63	8-3-21	270,000	293,068
SBA Telecommunications Incorporated 144A	5.75	7-15-20	125,000	130,625
SBA Telecommunications Incorporated	8.25	8-15-19	146,000	162,060
Telesat Canada Incorporated 144A	6.00	5-15-17	575,000	598,000

				7,990,216

Wireless Telecommunication Services: 3.51%
CC Holdings V LLC 144A	7.75	5-1-17	2,350,000	2,526,250
Crown Castle International Corporation	7.13	11-1-19	1,900,000	2,066,250
Crown Castle International Corporation	9.00	1-15-15	900,000	973,125
iPCS Incorporated ¥	3.69	5-1-14	1,764,503	1,742,447
MetroPCS Communications Incorporated	6.63	11-15-20	1,575,000	1,630,125
MetroPCS Communications Incorporated	7.88	9-1-18	1,075,000	1,155,625
Syniverse Holdings Incorporated	9.13	1-15-19	4,075,000	4,401,000

				14,494,822

Utilities: 4.29%

Electric Utilities: 1.92%
Dolphin Subsidiary II Incorporated 144A	7.25	10-15-21	4,375,000	4,987,500
Ipalco Enterprises Incorporated	5.00	5-1-18	900,000	938,250
Ipalco Enterprises Incorporated 144A	7.25	4-1-16	20,000	22,400
Otter Tail Corporation	9.00	12-15-16	1,815,000	1,969,275

				7,917,425

Gas Utilities: 0.52%
AmeriGas Finance LLC	6.75	5-20-20	1,600,000	1,704,000
AmeriGas Finance LLC	7.00	5-20-22	400,000	427,000

				2,131,000

Independent Power Producers & Energy Traders: 1.85%
NRG Energy Incorporated «	7.38	1-15-17	4,800,000	4,992,000
NRG Energy Incorporated	7.88	5-15-21	2,000,000	2,145,000
RRI Energy Incorporated	9.68	7-2-26	460,000	494,500

				7,631,500

Total Corporate Bonds and Notes (Cost $316,054,301)				333,366,100

Non-Agency Mortgage Backed Securities: 1.84%
American Home Mortgage Assets Series 2006 Class 1A1 ±	1.11	9-25-46	4,069,883	2,167,721
Banc of America Commercial Mortgage Incorporated Series 2006 Class AM ±	6.05	7-10-44	1,515,000	1,534,598
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class AM ±	6.06	7-10-38	2,040,000	2,166,804
Lehman XS Trust Series 2006-18N Class A5A ±(i)	0.41	12-25-36	3,678,152	1,717,859

Total Non-Agency Mortgage Backed Securities (Cost $8,036,440)				7,586,982

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Term Loans: 11.99%
Advantage Sales & Marketing Incorporated	9.25%	6-18-18	$475,000	$472,331
Allison Transmission Incorporated <	N/A	8-30-19	775,000	772,094
Allison Transmission Incorporated	2.74	8-7-14	899,297	897,795
Capital Automotive LP	5.25	3-10-17	3,030,708	3,035,770
CCM Merger Incorporated	6.00	3-1-17	2,417,124	2,392,953
Coinmach Corporation	3.33	11-20-14	3,160,903	3,032,507
Dunkin Brands Incorporated	4.00	11-23-17	1,302,465	1,288,359
Energy Transfer Equity LP	3.75	3-21-17	775,000	765,592
Fairpoint Communications Incorporated	6.50	1-22-16	2,032,764	1,890,837
Federal Mogul Corporation	2.18	12-29-14	2,821,320	2,692,414
Federal Mogul Corporation	2.18	12-28-15	1,439,449	1,373,681
First Data Corporation	2.99	9-24-14	3,291,653	3,244,516
Focus Brands Incorporated	10.25	8-22-18	725,000	730,438
Goodyear Tire & Rubber Company	4.75	4-12-19	1,500,000	1,494,375
Gray Television Incorporated	3.75	12-31-14	1,885,459	1,875,239
HHI Holdings Limited	7.00	3-21-17	395,002	395,990
HMSC Corporation (i)	5.73	10-3-14	677,829	494,815
Level 3 Financing Incorporated	4.75	2-1-16	3,000,000	3,006,000
Local TV Finance LLC	4.24	5-7-15	2,796,494	2,781,812
Merisant Company (i)	7.50	1-8-14	889,179	880,847
Mission Broadcasting Incorporated	5.00	9-30-16	77,342	76,858
Newsday LLC	10.50	8-1-13	2,825,000	2,840,312
Nexstar Broadcasting Incorporated	5.00	9-30-16	120,976	120,220
Springleaf Finance Corporation	5.50	5-5-17	700,000	676,025
The Geo Group Incorporated	3.75	6-22-17	318,500	316,908
TXU Energy Company LLC	3.77	10-10-14	13,917,978	10,189,908
TXU Energy Company LLC	4.77	10-10-17	275,000	186,412
United Surgical Partners International	6.00	3-19-19	1,022,438	1,022,754
WASH Multifamily Laundry Systems LLC	7.00	8-28-14	490,694	485,787

Total Term Loans (Cost $51,010,078)				49,433,549

Yankee Corporate Bonds and Notes: 2.53%

Consumer Discretionary: 0.57%

Media: 0.57%
Videotron Limited	5.00	7-15-22	225,000	238,500
Videotron Limited	6.38	12-15-15	380,000	388,550
Videotron Limited	9.13	4-15-18	1,585,000	1,727,650

				2,354,700

Energy: 0.05%

Oil, Gas & Consumable Fuels: 0.05%
Griffin Coal Mining Company Limited (s)	9.50	12-1-16	262,273	213,753

Financials: 0.00%

Diversified Financial Services: 0.00%
Preferred Term Securities XII Limited (s)(i)	1.09	12-24-33	720,000	216

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2012	Wells Fargo Advantage High Yield Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.41%

Computers & Peripherals: 0.41%
Seagate HDD Cayman	6.88%	5-1-20	$575,000	$609,500
Seagate HDD Cayman	7.00	11-1-21	350,000	374,500
Seagate Technology HDD Holdings	6.80	10-1-16	650,000	716,625

				1,700,625

Materials: 0.86%

Metals & Mining: 0.86%
Novelis Incorporated	7.25	2-15-15	990,000	989,951
Novelis Incorporated	8.38	12-15-17	550,000	607,750
Novelis Incorporated	8.75	12-15-20	1,725,000	1,927,688

				3,525,389

Telecommunication Services: 0.64%

Wireless Telecommunication Services: 0.64%
Intelsat Jackson Holdings	7.25	4-1-19	400,000	431,000
Intelsat Jackson Holdings	7.50	4-1-21	550,000	596,750
Intelsat Limited	8.50	11-1-19	1,100,000	1,215,500
Intelsat Limited	11.25	6-15-16	380,000	399,926

				2,643,176

Total Yankee Corporate Bonds and Notes (Cost $10,015,493)				10,437,859

	Yield		Shares
Short-Term Investments: 3.45%

Investment Companies: 3.45%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l) ##	0.16		10,685,492	10,685,492
Wells Fargo Securities Lending Cash Investments, LLC (r)(u)(l)(v)	0.19		3,515,538	3,515,538

Total Short-Term Investments (Cost $14,201,030)				14,201,030

Total investments in securities
(Cost $400,568,718)*	100.76%	415,414,091
Other assets and liabilities, net	(0.76)	(3,127,969)

Total net assets	100.00%	$412,286,122

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2012

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment

<	All or a portion of the position represents an unfunded loan commitment.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

##	All or a portion of this security has been segregated for unfunded loans.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $401,360,452 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$20,299,191
Gross unrealized depreciation	(6,245,552)

Net unrealized appreciation	$14,053,639

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—August 31, 2012	Wells Fargo Advantage High Yield Bond Fund	21

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$401,213,061
In affiliated securities, at value (see cost below)	14,201,030

Total investments, at value (see cost below)	415,414,091
Foreign currency, at value (see cost below)	44
Receivable for investments sold	15,634,677
Receivable for Fund shares sold	152,158
Receivable for interest	7,170,205
Receivable for securities lending income	1,433
Prepaid expenses and other assets	143,986

Total assets	438,516,594

Liabilities
Dividends payable	387,616
Payable for investments purchased	10,809,568
Payable for Fund shares redeemed	10,873,236
Payable upon receipt of securities loaned	3,515,538
Advisory fee payable	203,113
Distribution fees payable	85,041
Due to other related parties	82,904
Accrued expenses and other liabilities	273,456

Total liabilities	26,230,472

Total net assets	$412,286,122

NET ASSETS CONSIST OF
Paid-in capital	$478,047,875
Overdistributed net investment income	(108,711)
Accumulated net realized losses on investments	(80,498,413)
Net unrealized gains on investments	14,845,371

Total net assets	$412,286,122

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$261,937,708
Shares outstanding – Class A	82,421,389
Net asset value per share – Class A	$3.18
Maximum offering price per share – Class A2	$3.33
Net assets – Class B	$13,246,578
Shares outstanding – Class B	4,167,499
Net asset value per share – Class B	$3.18
Net assets – Class C	$99,633,011
Shares outstanding – Class C	31,343,781
Net asset value per share – Class C	$3.18
Net assets – Administrator Class	$37,468,825
Shares outstanding – Administrator Class	11,775,679
Net asset value per share – Administrator Class	$3.18

Investments in unaffiliated securities, at cost	$386,367,688

Investments in affiliated securities, at cost	$14,201,030

Total investments, at cost	$400,568,718

Securities on loan, at value	$3,438,670

Foreign currency, at cost	$46

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Yield Bond Fund	Statements of operations—year ended August 31, 2012

Investment income
Interest	$30,956,649
Dividends	53,160
Income from affiliated securities	13,058
Securities lending income, net	11,860

Total investment income	31,034,727

Expenses
Advisory fee	2,056,252
Administration fees
Fund level	205,625
Class A	421,795
Class B	25,724
Class C	155,375
Administrator Class	34,442
Shareholder servicing fees
Class A	659,055
Class B	39,743
Class C	242,773
Administrator Class	81,331
Distribution fees
Class B	120,581
Class C	728,318
Custody and accounting fees	24,799
Professional fees	53,433
Registration fees	74,515
Shareholder report expenses	77,370
Trustees’ fees and expenses	10,229
Other fees and expenses	23,976

Total expenses	5,035,336
Less: Fee waivers and/or expense reimbursements	(57,135)

Net expenses	4,978,201

Net investment income	26,056,526

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	181,195
Net change in unrealized gains (losses) on investments	20,005,915

Net realized and unrealized gains (losses) on investments	20,187,110

Net increase in net assets resulting from operations	$46,243,636

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage High Yield Bond Fund	23

		Year ended August 31, 2012		Year ended August 31, 2011

Operations
Net investment income		$26,056,526		$29,834,488
Net realized gains on investments		181,195		18,328,825
Net change in unrealized gains (losses) on investments		20,005,915		(19,115,729)

Net increase in net assets resulting from operations		46,243,636		29,047,584

Distributions to shareholders from
Net investment income
Class A		(17,203,396)		(18,554,559)
Class B		(932,812)		(2,252,736)
Class C		(5,611,103)		(6,131,831)
Administrator Class		(2,319,951)		(2,801,013)

Total distributions to shareholders		(26,067,262)		(29,740,139)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	29,414,705	89,784,820	25,463,806	80,049,390
Class B	297,504	919,512	373,740	1,173,000
Class C	3,259,281	10,053,241	3,288,763	10,292,728
Administrator Class	12,973,812	39,966,741	11,790,846	37,115,185

		140,724,314		128,630,303

Reinvestment of distributions
Class A	4,148,605	12,817,438	3,862,061	12,114,402
Class B	212,228	654,583	422,754	1,325,963
Class C	1,310,820	4,053,852	1,076,487	3,376,287
Administrator Class	654,465	2,023,464	690,610	2,169,149

		19,549,337		18,985,801

Payment for shares redeemed
Class A	(30,659,654)	(94,273,485)	(41,982,769)	(131,414,318)
Class B	(3,495,670)	(10,674,512)	(10,261,000)	(32,338,491)
Class C	(4,944,365)	(15,182,932)	(7,067,045)	(22,162,100)
Administrator Class	(10,517,667)	(32,573,952)	(19,790,065)	(61,845,746)

		(152,704,881)		(247,760,655)

Net increase (decrease) in net assets resulting from capital share transactions		7,568,770		(100,144,551)

Total increase (decrease) in net assets		27,745,144		(100,837,106)

Net assets
Beginning of period		384,540,978		485,378,084

End of period		$412,286,122		$384,540,978

Undistributed (overdistributed) net investment income		$(108,711)		$23,912

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended April 30,
CLASS A	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Net investment income	0.20	0.21	0.08	0.25	0.27	0.25
Net realized and unrealized gains (losses) on investments	0.15	(0.02)	(0.05)	0.72	(0.76)	(0.28)

Total from investment operations	0.35	0.19	0.03	0.97	(0.49)	(0.03)
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.08)	(0.26)	(0.25)	(0.24)
Net asset value, end of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Total return[3]	12.00%	6.07%	0.99%	42.27%	(15.50)%	(0.92)%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.02%	1.06%	1.14%	1.22%	1.12%
Net expenses	1.02%	1.02%	1.05%	1.13%	1.08%	1.07%
Net investment income	6.52%	6.60%	7.70%	8.96%	10.60%	7.82%
Supplemental data
Portfolio turnover rate	37%	70%	46%	129%	119%	110%
Net assets, end of period (000’s omitted)	$261,938	$240,653	$281,044	$292,039	$217,199	$270,758

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended April 30,
CLASS B	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Net investment income	0.18 [3]	0.18 [3]	0.07	0.22	0.253	0.22
Net realized and unrealized gains (losses) on investments	0.15	(0.02)	(0.05)	0.73	(0.76)	(0.28)

Total from investment operations	0.33	0.16	0.02	0.95	(0.51)	(0.06)
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.07)	(0.24)	(0.23)	(0.21)
Net asset value, end of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Total return[4]	11.17%	5.28%	0.74%	41.23%	(16.13)%	(1.65)%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.78%	1.81%	1.89%	1.97%	1.82%
Net expenses	1.77%	1.77%	1.81%	1.88%	1.83%	1.82%
Net investment income	5.80%	5.85%	6.98%	8.29%	9.70%	7.06%
Supplemental data
Portfolio turnover rate	37%	70%	46%	129%	119%	110%
Net assets, end of period (000’s omitted)	$13,247	$21,656	$50,671	$54,017	$58,429	$108,327

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended April 30,
CLASS C	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Net investment income	0.18	0.18	0.07	0.23	0.25	0.22
Net realized and unrealized gains (losses) on investments	0.15	(0.02)	(0.05)	0.72	(0.76)	(0.28)

Total from investment operations	0.33	0.16	0.02	0.95	(0.51)	(0.06)
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.07)	(0.24)	(0.23)	(0.21)
Net asset value, end of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Total return[3]	11.17%	5.28%	0.74%	41.23%	(16.13)%	(1.65)%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.77%	1.81%	1.89%	1.97%	1.82%
Net expenses	1.77%	1.77%	1.81%	1.88%	1.83%	1.82%
Net investment income	5.78%	5.85%	6.97%	8.21%	9.79%	7.06%
Supplemental data
Portfolio turnover rate	37%	70%	46%	129%	119%	110%
Net assets, end of period (000’s omitted)	$99,633	$95,999	$104,954	$106,886	$78,995	$118,638

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Bond Fund	27

(For a share outstanding throughout each period)

	Year ended August 31,			Year ended April 30,
ADMINISTRATOR CLASS	2012	2011	2010[1,2]	2010[1]	2009[1]	2008[1]
Net asset value, beginning of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Net investment income	0.21	0.22	0.08	0.26	0.28 [3]	0.26
Net realized and unrealized gains (losses) on investments	0.15	(0.03)	(0.05)	0.72	(0.76)	(0.29)

Total from investment operations	0.36	0.19	0.03	0.98	(0.48)	(0.03)
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.08)	(0.27)	(0.26)	(0.24)
Net asset value, end of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Total return[4]	12.25%	6.30%	1.07%	42.62%	(15.28)%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.87%	0.89%	0.94%	0.82%
Net expenses	0.80%	0.80%	0.81%	0.88%	0.80%	0.82%
Net investment income	6.73%	6.79%	7.95%	9.17%	11.89%	8.05%
Supplemental data
Portfolio turnover rate	37%	70%	46%	129%	119%	110%
Net assets, end of period (000’s omitted)	$37,469	$26,234	$48,709	$93,639	$68,991	$25,729

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end mutual funds are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation.

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	29

Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

30	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to consent fees. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(121,887)	$121,887

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $79,706,679 with $42,455,987 expiring in 2016 and $37,250,692 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	31

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$383,051	$0	$5,520	$388,571
Corporate bonds and notes	0	333,366,100	0	333,366,100
Non-agency mortgage backed securities	0	7,586,982	0	7,586,982
Term loans	0	47,615,228	1,818,321	49,433,549
Yankee corporate bonds and notes	0	10,437,859	0	10,437,859
Short-term investments
Investment companies	10,685,492	3,515,538	0	14,201,030
	$11,068,543	$402,521,707	$1,823,841	$415,414,091

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2012, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

32	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C and 0.80% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2012, Wells Fargo Funds Distributor, LLC received $22,608 from the sale of Class A shares and $8,712 and $828 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2012 were $174,577,442 and $145,567,698, respectively.

As of August 31, 2012, the Fund had unfunded loan commitments of $767,250.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended August 31, 2012, the Fund paid $966 in commitment fees.

For the year ended August 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $26,067,262 and $29,740,139 of ordinary income for the years ended August 31, 2012 and August 31, 2011, respectively.

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	33

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$331,923	$14,053,639	$(79,706,679)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

34	Wells Fargo Advantage High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from April 30, 2010 through August 31, 2010 and each of the years in the three-year period ended April 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Bond Fund as of August 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from April 30, 2010 through August 31, 2010 and each of the years in the three-year period ended April 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 25, 2012

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	35

TAX INFORMATION

For the fiscal year ended August 31, 2012, $22,708,189 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage High Yield Bond Fund (the “Fund”) and (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreement with WellsCap are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and WellsCap and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and WellsCap were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and WellsCap under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and WellsCap, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and WellsCap. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and WellsCap about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and WellsCap supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe and its benchmark, the Lipper High Current Yield Bond Funds Index, for all periods under review.

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	39

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than the Fund’s Expense Group’s median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to WellsCap for investment subadvisory services (the “Subadvisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate, combined with the administration fee rates, with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and WellsCap to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Subadvisory Agreement Rate and concluded that the Subadvisory Agreement Rate was reasonable in light of the services covered by the subadvisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and/or administration fee structure, which operate generally to reduce the expenses of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee

40	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and WellsCap

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and WellsCap with the Fund and benefits potentially derived from an increase in Funds Management’s and WellsCap’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including WellsCap).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and WellsCap annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage High Yield Bond Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211732 10-12 A218/AR218 08-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees—Provided below are the aggregate fees billed for the fiscal years ended August 31, 2011and August 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended August 31, 2011and August 31, 2012, the Audit Fees were $2,837,129 and $3,111,134, respectively.

(b)

Audit-Related Fees—There were no audit-related fees incurred for the fiscal years ended August 31, 2011and August 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees—Provided below are the aggregate fees billed for the fiscal years ended August 31, 2011 and August 31, 2012for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended August 31, 2011 and August 31, 2012, the Tax Fees were $148,800 and $127,680, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended August 31, 2011 and August 31, 2012, the Tax Fees were $325,875 and $235,346, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees—There were no other fees incurred for the fiscal years ended August 31, 2011 and August 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees—There were no non-audit fees billed for the fiscal years ended August 31, 2011 and August 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	PORTFOLIO OF INVESTMENTS

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 57.81%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes Series 2010-S1 Class 1A ±144A	0.80%	2-25-48	$17,880,129	$17,916,962
FHA (a)	2.93	11-1-12	106,086	106,064
FHLB	5.63	3-14-36	6,150,000	8,697,447
FHLMC ±	0.69	2-15-33	358,975	359,317
FHLMC ±	2.24	10-1-26	328,974	350,276
FHLMC ±	2.38	6-1-32	156,367	167,137
FHLMC ±	2.50	7-1-29	344,672	365,349
FHLMC ±	2.66	9-1-31	10,490	10,735
FHLMC ±	2.66	9-1-31	263,141	267,120
FHLMC ±	3.30	7-1-32	2,579,706	2,649,040
FHLMC %%	3.50	9-1-42	75,665,000	80,074,847
FHLMC ±	3.92	5-1-26	108,297	113,939
FHLMC %%	4.00	9-1-42	29,010,000	31,027,100
FHLMC	4.50	3-1-42	2,323,791	2,516,335
FHLMC	5.00	5-1-18	697,091	756,403
FHLMC	5.00	4-1-19	637,848	695,708
FHLMC	5.00	4-1-19	484,008	527,912
FHLMC	5.00	6-1-19	773,210	843,348
FHLMC	5.00	8-1-19	3,180,843	3,451,486
FHLMC	5.00	10-1-19	920,005	1,003,459
FHLMC	5.00	2-1-20	2,689,672	2,933,652
FHLMC	5.00	8-1-40	5,841,567	6,387,918
FHLMC	5.50	11-1-23	542,531	593,405
FHLMC	5.50	7-1-35	18,951,554	20,897,909
FHLMC	5.50	12-1-38	22,929,483	25,055,083
FHLMC	6.00	10-1-32	144,524	162,031
FHLMC	6.00	5-25-43	8,732,970	9,945,173
FHLMC ±	6.08	1-1-38	1,099,243	1,187,584
FHLMC ±	6.38	1-1-26	90,594	91,950
FHLMC	6.50	4-1-18	67,817	72,075
FHLMC	6.50	4-1-21	172,528	179,876
FHLMC	6.50	4-1-22	237,830	266,393
FHLMC	6.50	4-1-26	2,991	3,507
FHLMC	6.50	9-1-28	77,610	91,703
FHLMC	6.50	9-1-28	25,529	30,164
FHLMC	6.50	7-1-31	12	14
FHLMC	6.50	8-1-37	1,474,234	1,640,925
FHLMC	6.50	10-1-37	348,963	388,420
FHLMC	7.00	11-17-13	13,647	13,647
FHLMC	7.00	10-1-14	365,244	382,479
FHLMC	7.00	12-1-23	10,401	12,187
FHLMC	7.00	5-1-24	13,025	15,261
FHLMC	7.00	12-1-26	2,646	3,155
FHLMC	7.00	12-1-26	4,737	5,649
FHLMC	7.00	12-1-26	145	173
FHLMC	7.00	12-1-26	1,614	1,925
FHLMC	7.00	12-1-26	1,451	1,730
FHLMC	7.00	4-1-29	5,670	6,821
FHLMC	7.00	4-1-29	2,190	2,621

2	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	7.00%	5-1-29	$50,470	$60,407
FHLMC	7.00	4-1-32	371,018	436,314
FHLMC	7.50	12-1-12	1,728	1,732
FHLMC	7.50	11-1-31	436,999	539,323
FHLMC	7.50	4-1-32	346,041	400,536
FHLMC	8.00	2-1-17	13,809	15,255
FHLMC	8.00	8-1-23	55,135	64,409
FHLMC	8.00	6-1-24	15,164	18,174
FHLMC	8.00	6-1-24	4,469	4,640
FHLMC	8.00	6-1-24	15,231	18,264
FHLMC	8.00	8-1-26	41,812	51,140
FHLMC	8.00	11-1-26	39,553	48,441
FHLMC	8.00	11-1-28	30,562	36,903
FHLMC	8.50	7-1-22	6,462	7,777
FHLMC	8.50	12-1-25	32,943	40,536
FHLMC	8.50	5-1-26	4,502	5,516
FHLMC	8.50	8-1-26	8,601	9,124
FHLMC	8.50	8-1-26	31,504	31,876
FHLMC	9.00	6-1-16	9,761	10,647
FHLMC	9.00	1-1-17	17,535	17,864
FHLMC	9.00	4-1-17	27,515	30,573
FHLMC	9.00	11-1-18	91,425	101,568
FHLMC	9.00	8-1-19	734	824
FHLMC	9.00	8-1-19	116	118
FHLMC	9.00	8-1-19	308	319
FHLMC	9.00	12-1-19	388	455
FHLMC	9.00	1-1-20	107	119
FHLMC	9.00	2-1-20	216	256
FHLMC	9.00	2-1-20	4,489	4,526
FHLMC	9.00	3-1-20	2,585	2,673
FHLMC	9.00	3-1-20	345	363
FHLMC	9.00	9-1-20	405	478
FHLMC	9.00	9-1-20	994	1,060
FHLMC	9.00	12-1-20	82	85
FHLMC	9.00	2-1-21	160	161
FHLMC	9.00	3-1-21	8,266	9,693
FHLMC	9.00	3-1-21	636	638
FHLMC	9.00	4-1-21	131,105	147,654
FHLMC	9.00	4-1-21	8,005	8,857
FHLMC	9.00	4-1-21	538	646
FHLMC	9.00	6-1-21	1,281	1,325
FHLMC	9.00	7-1-21	6,191	6,216
FHLMC	9.00	7-1-21	5,043	5,275
FHLMC	9.00	8-1-21	1,161	1,391
FHLMC	9.00	4-1-22	4,803	4,821
FHLMC	9.00	7-1-22	1,279	1,495
FHLMC	9.00	9-1-24	2,446	3,016
FHLMC	9.00	10-1-24	1,987	1,994
FHLMC	9.50	9-1-16	72	80
FHLMC	9.50	10-1-16	501	561

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	9.50%	8-1-18	$48	$48
FHLMC	9.50	8-1-19	305	358
FHLMC	9.50	2-1-20	14	16
FHLMC	9.50	6-1-20	119	143
FHLMC	9.50	8-1-20	823	977
FHLMC	9.50	9-1-20	26	26
FHLMC	9.50	9-1-20	14,669	16,740
FHLMC	9.50	9-1-20	111	133
FHLMC	9.50	10-1-20	100	120
FHLMC	9.50	10-1-20	58	67
FHLMC	9.50	11-1-20	151	181
FHLMC	9.50	5-1-21	334	407
FHLMC	9.50	9-17-22	1,266,794	1,469,798
FHLMC	9.50	4-1-25	128,715	157,921
FHLMC	10.00	8-1-17	38	43
FHLMC	10.00	1-1-19	24	28
FHLMC	10.00	8-1-19	63	72
FHLMC	10.00	12-1-19	373	451
FHLMC	10.00	3-1-20	39	47
FHLMC	10.00	6-1-20	64	77
FHLMC	10.00	7-1-20	64	71
FHLMC	10.00	8-1-20	68	82
FHLMC	10.00	10-1-21	123,123	144,956
FHLMC	10.00	8-17-22	579,923	631,168
FHLMC	10.00	2-17-25	1,091,866	1,204,302
FHLMC	10.50	2-1-19	39	40
FHLMC	10.50	5-1-19	196	227
FHLMC	10.50	6-1-19	27	33
FHLMC	10.50	8-1-19	32,185	38,175
FHLMC	10.50	12-1-19	76,747	90,847
FHLMC	10.50	2-1-20	1,699	1,772
FHLMC	10.50	5-1-20	81,711	98,390
FHLMC	10.50	5-1-20	7,781	8,137
FHLMC	10.50	8-1-20	22,186	22,630
FHLMC	10.50	8-1-20	41,682	44,469
FHLMC	14.00	11-1-12	2	2
FHLMC Series 16 Class D	10.00	10-15-19	28,170	31,448
FHLMC Series 1671 Class 1671-TA ±	0.75	2-15-24	52,154	52,188
FHLMC Series 2882 Class TF ±	0.49	10-15-34	5,707,580	5,710,146
FHLMC Series 3221 Class VA	5.00	9-15-17	6,886,540	7,450,582
FHLMC Series R008 Class FK ±	0.64	7-15-23	2,477,838	2,480,079
FHLMC Series T-57 Class 1A1	6.50	7-25-43	2,147,305	2,467,962
FHLMC Series T-57 Class 2A1 ±	3.40	7-25-43	4,236,646	4,407,902
FHLMC Series T-67 Class 1A1C ±	3.09	3-25-36	2,866,553	2,986,503
FHLMC Series T-67 Class 2A1C ±	3.08	3-25-36	4,126,139	4,356,300
FHLMC Series T-75 Class A1 ±	0.28	12-25-36	8,067,801	8,015,400
FHLMC Structured Pass-Through Securities Series T-15 Class A6 ±	0.65	11-25-28	316,995	302,339
FHLMC Structured Pass-Through Securities Series T-23 Class A ±	0.52	5-25-30	1,282,424	1,213,594
FHLMC Structured Pass-Through Securities Series T-35 Class A ±	0.52	9-25-31	574,368	529,758
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	2-25-42	1,577,580	1,892,738

4	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Structured Pass-Through Securities Series T-55 Class 2A1 ±	2.71%	3-25-43	$688,616	$649,500
FNMA (a)¤	0.00	11-1-12	15,675,000	15,668,791
FNMA ±	0.69	1-25-31	1,057,011	1,057,239
FNMA «	1.75	5-30-19	19,000,000	19,707,883
FNMA ±	2.30	9-1-31	130,250	138,982
FNMA ±	2.31	11-1-31	279,828	292,115
FNMA ±	2.35	12-1-34	2,514,481	2,673,886
FNMA ±	2.37	12-1-40	102,277	109,190
FNMA	2.38	1-13-22	10,415,000	10,953,351
FNMA ±	2.40	9-1-31	535,961	572,526
FNMA ±	2.42	6-1-32	246,693	252,712
FNMA ±	2.42	12-1-35	3,307,180	3,523,259
FNMA ±	2.42	6-1-34	1,151,954	1,216,183
FNMA ±	2.48	9-1-36	2,500,349	2,648,331
FNMA ±	2.48	5-1-36	3,207,554	3,407,055
FNMA	2.50	4-25-39	653,558	678,754
FNMA ±	2.52	10-1-27	372,384	401,378
FNMA ±	2.60	5-1-36	5,201,882	5,419,138
FNMA ±	2.60	8-1-36	3,692,783	3,953,132
FNMA ±	2.62	1-1-33	105,302	106,582
FNMA ±	2.81	4-1-32	224,093	239,516
FNMA %%	3.00	9-1-27	4,310,000	4,546,377
FNMA %%	3.00	9-1-42	15,175,000	15,748,805
FNMA ±	3.01	9-1-27	1,106,148	1,166,319
FNMA ±	3.12	7-1-26	704,336	755,582
FNMA ±	3.16	2-1-27	1,884,925	1,950,849
FNMA ±	3.32	5-1-36	2,474,651	2,611,756
FNMA ±	3.42	4-1-33	143,531	153,768
FNMA	3.50	2-1-26	7,647,913	8,137,423
FNMA %%	3.50	9-1-26	9,465,000	10,062,478
FNMA	4.00	5-1-21	3,245,953	3,494,840
FNMA %%	4.00	9-1-27	16,840,000	18,018,800
FNMA %%	4.00	9-1-42	96,690,000	103,669,809
FNMA	4.15	7-1-14	10,546,501	11,053,661
FNMA ±	4.31	9-1-28	898,169	937,785
FNMA ±	4.49	7-1-33	173,061	174,207
FNMA	4.50	8-1-18	3,235,423	3,506,757
FNMA	4.50	12-1-18	2,370,225	2,569,001
FNMA %%	4.50	9-1-27	15,000,000	16,185,938
FNMA %%	4.50	9-1-41	108,107,000	116,992,044
FNMA	4.62	7-1-13	4,151,212	4,264,951
FNMA	4.68	2-1-20	3,370,217	3,929,031
FNMA	4.79	5-1-19	2,242,394	2,604,746
FNMA	5.00	12-1-18	1,872,720	2,039,988
FNMA %%	5.00	9-1-27	16,840,000	18,266,138
FNMA	5.00	3-1-34	9,362,142	10,311,003
FNMA	5.00	8-1-40	12,917,696	14,235,665
FNMA	5.00	8-1-40	69,332,871	76,508,728
FNMA	5.03	5-1-15	6,497,133	7,100,395
FNMA	5.12	1-1-17	11,700,000	13,235,446

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.22%	10-1-15	$3,353,749	$3,685,112
FNMA	5.24	12-1-12	60,735	60,579
FNMA	5.39	1-1-24	3,021,686	3,564,976
FNMA	5.50	6-1-16	548,836	596,931
FNMA	5.50	1-1-25	670,552	734,688
FNMA	5.50	1-1-25	2,464,003	2,699,675
FNMA	5.50	9-1-33	7,566,080	8,363,646
FNMA	5.50	9-1-33	4,528,994	5,006,411
FNMA	5.50	6-1-34	17,477,074	19,341,237
FNMA	5.50	8-1-35	4,806,646	5,304,318
FNMA	5.50	1-1-37	4,786,261	5,281,822
FNMA	5.55	5-1-16	3,166,821	3,581,699
FNMA	5.55	9-1-19	4,149,255	4,391,821
FNMA	5.60	11-1-13	516,878	537,607
FNMA	5.61	2-1-21	3,354,737	3,893,758
FNMA	5.63	2-1-18	1,114,736	1,301,297
FNMA	5.67	3-1-16	6,310,397	7,089,787
FNMA	5.67	11-1-21	5,700,963	6,704,926
FNMA	5.70	3-1-16	966,670	1,086,548
FNMA	5.75	5-1-21	3,642,152	4,403,169
FNMA	5.79	10-1-17	1,106,304	1,287,654
FNMA	5.95	6-1-24	1,839,907	2,249,446
FNMA	5.99	9-1-18	1,733,000	1,879,736
FNMA	6.00	12-1-13	66,928	67,138
FNMA	6.00	5-1-16	688,150	700,406
FNMA	6.00	3-1-24	243,011	269,045
FNMA	6.00	2-1-35	3,083,831	3,475,885
FNMA	6.00	11-1-37	4,178,570	4,615,782
FNMA	6.00	8-1-38	12,120,912	13,362,633
FNMA	6.00	12-1-38	1,280,038	1,413,971
FNMA %%	6.00	9-1-41	27,080,000	29,843,005
FNMA	6.08	1-1-19	1,590,143	1,676,928
FNMA	6.50	6-1-17	372,123	400,033
FNMA	6.50	1-1-24	114,262	131,796
FNMA	6.50	3-1-28	57,054	65,836
FNMA	6.50	12-1-29	906,792	1,066,791
FNMA	6.50	11-1-31	221,924	260,005
FNMA	6.50	7-1-36	2,257,755	2,569,475
FNMA	6.50	7-1-36	1,928,238	2,192,102
FNMA	6.50	9-1-37	212,990	238,708
FNMA	6.50	9-1-37	737,313	826,342
FNMA	6.50	7-25-42	3,094,919	3,574,423
FNMA	6.65	5-1-16	1,477,559	1,681,132
FNMA	7.00	11-1-26	24,092	28,395
FNMA	7.00	9-1-31	6,905	8,166
FNMA	7.00	1-1-32	7,301	8,634
FNMA	7.00	2-1-32	291,162	344,296
FNMA	7.00	2-1-32	53,092	63,154
FNMA	7.00	10-1-32	618,952	727,440
FNMA	7.00	2-1-34	7,472	8,674

6	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	7.00%	4-1-34	$539,848	$648,950
FNMA	7.00	12-1-34	72,648	84,335
FNMA	7.00	6-1-35	10,585	12,214
FNMA	7.00	1-1-36	40,290	46,490
FNMA	7.00	9-1-36	780,212	900,981
FNMA	7.00	7-1-47	397,098	449,874
FNMA	7.48	1-1-25	988,288	997,020
FNMA	7.50	7-1-15	13,406	13,576
FNMA	7.50	9-1-31	223,672	275,320
FNMA	7.50	11-25-31	1,264,993	1,461,004
FNMA	7.50	2-1-32	79,172	97,564
FNMA	7.50	10-1-37	5,235,548	6,168,540
FNMA	8.00	11-1-13	989	994
FNMA	8.00	8-1-20	13,795	13,832
FNMA	8.00	5-1-27	68,798	72,782
FNMA	8.00	10-1-27	16,435	16,481
FNMA	8.00	6-1-28	12,091	14,624
FNMA	8.00	1-1-30	22,182	22,242
FNMA	8.00	2-1-30	259,777	320,708
FNMA	8.00	9-1-40	2,701,047	3,299,415
FNMA	8.50	12-1-14	602	604
FNMA	8.50	5-1-17	418,174	468,311
FNMA	8.50	5-1-17	9,195	10,246
FNMA	8.50	8-1-24	59,080	72,365
FNMA	8.50	5-1-26	325,990	398,524
FNMA	8.50	7-1-26	36,676	39,719
FNMA	8.50	8-1-26	18,611	19,225
FNMA	8.50	9-1-26	800	986
FNMA	8.50	10-1-26	40,149	41,277
FNMA	8.50	10-1-26	417	444
FNMA	8.50	10-1-26	11,289	11,324
FNMA	8.50	11-1-26	80,285	89,520
FNMA	8.50	11-1-26	13,352	14,757
FNMA	8.50	11-1-26	6,960	6,982
FNMA	8.50	12-1-26	381,012	470,460
FNMA	8.50	12-1-26	32,877	40,757
FNMA	8.50	12-1-26	365	370
FNMA	8.50	1-1-27	5,799	6,237
FNMA	8.50	2-1-27	809	1,002
FNMA	8.50	2-1-27	10,115	10,278
FNMA	8.50	3-1-27	1,618	2,015
FNMA	8.50	3-1-27	3,236	3,273
FNMA	8.50	6-1-27	768,034	948,580
FNMA	8.50	7-1-29	1,023	1,039
FNMA	9.00	3-1-21	82,987	96,016
FNMA	9.00	6-1-21	319	381
FNMA	9.00	7-1-21	153,814	175,152
FNMA	9.00	8-1-21	448	539
FNMA	9.00	10-1-21	82,933	93,964
FNMA	9.00	1-1-25	3,233	3,332

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	9.00%	1-1-25	$32,765	$40,594
FNMA	9.00	2-1-25	12,628	12,770
FNMA	9.00	3-1-25	1,838	1,942
FNMA	9.00	3-1-25	4,519	4,823
FNMA	9.00	3-1-25	26,602	26,694
FNMA	9.00	3-1-25	1,823	1,840
FNMA	9.00	4-1-25	4,729	4,795
FNMA	9.00	7-1-28	67,580	81,714
FNMA	9.50	11-1-20	333	404
FNMA	9.50	12-15-20	131,362	143,108
FNMA	9.50	1-1-21	38,284	40,520
FNMA	9.50	6-1-22	11,093	13,251
FNMA	9.50	7-1-28	142,454	176,782
FNMA	10.00	12-1-20	169,659	199,588
FNMA	11.00	2-1-19	21,147	21,251
FNMA	11.00	10-15-20	24,048	25,830
FNMA	11.25	2-1-16	5,462	5,490
FNMA	12.00	7-15-14	51,515	52,964
FNMA Grantor Trust Series 2000-T6 Class A2	9.50	6-25-30	1,626,159	1,903,442
FNMA Grantor Trust Series 2001-T10 Class A3	9.50	12-25-41	2,801,142	3,359,985
FNMA Grantor Trust Series 2001-T12 Class A3	9.50	8-25-41	738,606	891,569
FNMA Grantor Trust Series 2001-T8 Class A3 ±	3.74	7-25-41	1,848,167	1,870,039
FNMA Grantor Trust Series 2002-T12 Class A5 ±	3.41	10-25-41	2,011,742	2,054,492
FNMA Grantor Trust Series 2002-T19 Class A1	6.50	7-25-42	8,191,851	9,542,152
FNMA Grantor Trust Series 2002-T5 Class A1 ±	0.48	5-25-32	484,440	464,353
FNMA Grantor Trust Series 2003-T1 Class B	4.49	11-25-12	15,565,000	15,643,992
FNMA Grantor Trust Series 2003-T2 Class A1 ±	0.52	3-25-33	410,829	395,495
FNMA Grantor Trust Series 2004-T1 Class 1A2	6.50	1-25-44	1,289,622	1,448,334
FNMA Series 1988-2 Class Z	10.10	2-25-18	48,802	53,098
FNMA Series 1988-7 Class Z	9.25	4-25-18	46,623	51,756
FNMA Series 1989-10 Class Z	9.50	3-25-19	296,121	340,682
FNMA Series 1989-100 Class Z	8.75	12-25-19	251,442	284,168
FNMA Series 1989-12 Class Y	10.00	3-25-19	489,367	565,070
FNMA Series 1989-22 Class G	10.00	5-25-19	325,405	377,483
FNMA Series 1989-63 Class Z	9.40	10-25-19	51,634	57,578
FNMA Series 1989-98 Class E	9.20	12-25-19	106,352	119,631
FNMA Series 1990-144 Class W	9.50	12-25-20	185,778	216,452
FNMA Series 1990-75 Class Z	9.50	7-25-20	209,869	244,695
FNMA Series 1990-84 Class Y	9.00	7-25-20	54,937	62,868
FNMA Series 1990-96 Class Z	9.67	8-25-20	307,627	359,416
FNMA Series 1991-5 Class Z	8.75	1-25-21	96,049	109,665
FNMA Series 1991-85 Class Z	8.00	6-25-21	280,762	309,403
FNMA Series 1992-45 Class Z	8.00	4-25-22	249,759	295,621
FNMA Series 2001-T4 Class A1	7.50	7-25-41	1,419,991	1,714,815
FNMA Series 2003-90 Class FL ±	0.69	3-25-31	2,203,712	2,205,690
FNMA Series 2003-W1 Class 1A1 ±	6.22	12-25-42	1,219,735	1,405,329
FNMA Series 2003-W19 Class 1A6	5.29	11-25-33	1,907,504	1,967,536
FNMA Series 2004-W1 Class 2A2	7.00	12-25-33	2,757,853	3,337,607
FNMA Series 2004-W4 Class A9	5.50	6-25-34	5,889,729	5,942,024
FNMA Series 2005-116 Class TU	5.50	12-25-16	148,868	148,796

8	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2005-71 Class DB	4.50%	8-25-25	$3,784,729	$4,117,926
FNMA Series 2007-2 Class FA ±	0.44	2-25-37	1,596,015	1,589,488
FNMA Series 2007-W10 Class 2A ±	6.22	8-25-47	1,753,301	1,988,021
FNMA Series 2009-108 Class DE	4.50	8-25-27	1,018,232	1,053,276
FNMA Series G-8 Class E	9.00	4-25-21	259,867	298,220
FNMA Series G92-30 Class Z	7.00	6-25-22	539,447	598,703
FNMA Series G93-39 Class ZQ	6.50	12-25-23	4,605,687	5,359,508
FNMA STRIPS Series 161 Class 2	8.50	7-25-22	111,834	24,932
FNMA STRIPS Series 265 Class 2	9.00	3-1-24	283,679	336,057
FNMA Whole Loan Series 1999-W6 Class A ±	9.58	9-25-28	66,785	72,088
FNMA Whole Loan Series 2002-W4 Class A4	6.25	5-25-42	1,368,487	1,569,895
FNMA Whole Loan Series 2003-W06 Class PT4 ±	9.40	10-25-42	3,352,278	4,048,937
FNMA Whole Loan Series 2003-W11 Class A1 ±	3.33	6-25-33	296,908	296,764
FNMA Whole Loan Series 2003-W3 Class 1A4 ±	3.29	8-25-42	4,728,264	5,118,007
FNMA Whole Loan Series 2003-W5 Class A ±	0.46	4-25-33	687,290	654,545
FNMA Whole Loan Series 2003-W6 Class 6A ±	3.06	8-25-42	3,514,006	3,810,856
FNMA Whole Loan Series 2003-W8 Class PT1 ±	8.73	12-25-42	1,529,628	1,774,846
FNMA Whole Loan Series 2003-W9 Class A ±	0.48	6-25-33	190,021	180,853
FNMA Whole Loan Series 2004-W15 Class 1A3	7.00	8-25-44	2,716,387	3,171,570
GNMA ±	3.00	8-20-20	298,534	312,548
GNMA ±	3.00	11-20-20	195,525	204,484
GNMA %%	4.50	9-1-42	57,530,000	63,651,549
GNMA	5.00	7-20-40	15,029,989	16,766,733
GNMA	6.00	1-15-13	5,893	6,032
GNMA	6.00	8-20-34	1,037,126	1,174,723
GNMA	6.50	12-15-25	49,331	57,565
GNMA	6.50	4-15-29	1,126	1,335
GNMA	6.50	5-15-29	4,499	5,261
GNMA	6.50	5-15-31	3,728	4,411
GNMA	6.50	7-15-32	3,162	3,678
GNMA	6.50	9-20-33	154,686	178,435
GNMA	7.00	12-15-22	82,926	96,458
GNMA	7.00	5-15-26	7,003	8,350
GNMA	7.00	3-15-28	81,514	98,051
GNMA	7.00	1-15-31	512	614
GNMA	7.00	4-15-31	10,876	13,024
GNMA	7.00	4-15-31	1,409	1,688
GNMA	7.00	8-15-31	23,629	28,296
GNMA	7.00	3-15-32	17,546	20,961
GNMA	7.00	5-15-32	3,955	3,980
GNMA	7.34	10-20-21	75,894	88,334
GNMA	7.34	12-20-21	27,091	31,532
GNMA	7.34	2-20-22	27,021	31,727
GNMA	7.34	4-20-22	32,026	37,604
GNMA	7.34	9-20-22	135,332	158,903
GNMA	8.00	4-15-23	3,198	3,208
GNMA	8.00	6-15-23	7,960	9,540
GNMA	8.00	12-15-23	866,791	1,033,611
GNMA	8.00	2-15-24	1,711	2,057
GNMA	8.00	9-15-24	5,634	5,971

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	8.00%	6-15-25	$200	$211
GNMA	8.00	6-15-25	21,044	21,205
GNMA	8.35	4-15-20	643,296	696,430
GNMA	8.40	5-15-20	307,003	332,890
GNMA	8.50	7-15-16	1,231	1,235
GNMA	9.00	12-15-16	6,343	6,368
GNMA	9.00	3-15-20	6,890	6,918
GNMA	9.00	4-15-21	3,592	3,694
GNMA	9.50	10-20-19	155,077	167,797
GNMA	10.00	12-15-18	10,008	10,056
GNMA	12.50	4-15-19	40,487	43,096
GNMA	13.00	11-15-14	1,261	1,377
GNMA	14.00	9-20-14	614	616
GNMA Series 2002-53 Class IO ±¤(c)	0.00	4-16-42	29,360,246	147
GNMA Series 2005-23 Class IO ±(c)	0.34	6-17-45	86,309,640	1,535,017
GNMA Series 2005-90 Class A	3.76	9-16-28	6,183,420	6,302,840
GNMA Series 2006-32 Class C ±	5.47	11-16-38	12,510,000	14,184,351
GNMA Series 2006-32 Class XM ±(c)	0.18	11-16-45	50,079,704	553,080
GNMA Series 2006-68 Class D ±	5.31	12-16-37	12,520,000	14,048,730
GNMA Series 2008-22 Class XM ±(c)	0.82	2-16-50	158,358,735	5,647,231
GNMA Series 2008-80 Class B	4.28	3-16-33	4,775,202	4,794,107
GNMA Series 2010-74 Class B	3.81	8-16-39	5,365,000	5,864,144
GNMA Series II %%	4.00	9-1-42	28,855,000	31,668,363
SBA ±	0.63	3-25-13	42,008	41,937
SBA (a)(c)	1.44	2-15-18	489,231	8,072
SBA Series 1992- 6 Class A (a)(c)(i)	1.51	10-15-17	1,559,262	23,701
TVA	5.38	4-1-56	3,670,000	5,164,095

Total Agency Securities (Cost $1,235,685,444)				1,268,603,340

Municipal Obligations: 0.40%

Arkansas: 0.01%
Arkansas Development Finance Authority (Housing Revenue, GNMA Insured)	9.75	11-15-14	156,144	163,426

Texas: 0.39%
Retama TX Development Corporation (Miscellaneous Revenue)	10.00	12-15-20	5,405,000	8,558,277

Total Municipal Obligations (Cost $7,265,355)				8,721,703

Non-Agency Mortgage Backed Securities: 4.12%
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 7 Class A3 ±	5.12	2-11-41	6,170,000	6,730,187
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 ±	5.92	3-15-49	10,188,000	11,725,716
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43	10-15-49	11,280,000	12,914,743
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10-15-37	4,491,722	4,495,131
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-45	9,050,000	10,030,106
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-31	13,165,000	14,725,500
Morgan Stanley Capital I Series 2004-HQ4 Class A7	4.97	4-14-40	7,640,000	8,097,537
Morgan Stanley Capital I Series 2006-HQ8 Class A4 ±	5.60	3-12-44	1,995,000	2,240,832
Morgan Stanley Dean Witter Capital I Series 2004-T15 Class A3	5.03	6-13-41	5,314,245	5,433,858

10	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
National Credit Union Administration Board Guaranteed Notes Series 2010-C1 Class APT	2.65%	10-29-20	$3,688,212	$3,888,758
National Credit Union Administration Board Guaranteed Notes Series 2011-R6 Class 1A ±	0.62	5-7-20	8,580,066	8,590,455
Vendee Mortgage Trust Series 1995-1 Class 4 ±	8.78	2-15-25	496,744	592,893
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-25	695,441	855,878

Total Non-Agency Mortgage Backed Securities (Cost $88,018,833)				90,321,594

U.S. Treasury Securities: 26.53%
U.S. Treasury Bond	3.75	8-15-41	32,750,000	40,323,438
U.S. Treasury Bond	4.38	5-15-41	12,835,000	17,493,707
U.S. Treasury Bond	4.50	2-15-36	18,650,000	25,498,056
U.S. Treasury Bond	4.63	2-15-40	26,115,000	36,846,646
U.S. Treasury Bond	5.38	2-15-31	9,690,000	14,294,262
U.S. Treasury Bond	6.25	8-15-23	25,060,000	36,689,394
U.S. Treasury Bond	7.25	8-15-22	20,950,000	32,190,974
U.S. Treasury Note	0.25	1-31-14	28,380,000	28,395,524
U.S. Treasury Note	0.25	8-15-15	29,690,000	29,652,888
U.S. Treasury Note	0.38	3-15-15	82,035,000	82,265,682
U.S. Treasury Note	0.50	10-15-14	91,300,000	91,799,320
U.S. Treasury Note «	0.50	7-31-17	67,810,000	67,539,845
U.S. Treasury Note	0.63	4-30-13	11,450,000	11,484,442
U.S. Treasury Note	1.88	10-31-17	8,780,000	9,330,805
U.S. Treasury Note	2.00	11-15-21	44,730,000	46,938,544
U.S. Treasury Note	2.25	7-31-18	10,610,000	11,508,540

Total U.S. Treasury Securities (Cost $548,721,048)				582,252,067

Yankee Corporate Bonds and Notes: 5.89%

Financials: 5.89%

Commercial Banks: 5.89%
Bank Nederlandse Gemeenten 144A	2.50	1-11-16	23,310,000	24,256,386
Bank of Nova Scotia 144A	1.65	10-29-15	13,235,000	13,659,844
Bank of Nova Scotia 144A	2.15	8-3-16	10,300,000	10,823,425
Canadian Imperial Bank 144A«	0.90	9-19-14	8,355,000	8,435,208
Kommunalbanken AS 144A	2.38	1-19-16	10,135,000	10,645,804
Landwirtsch Rentenbank	2.50	2-15-16	14,125,000	14,979,563
Nordea Eiendomskreditt 144A	1.88	4-7-14	10,430,000	10,631,299
Swedbank Hypotek 144A	2.13	8-31-16	12,110,000	12,561,933
Toronto Dominion Bank 144A	1.63	9-14-16	9,200,000	9,494,593
Westpac Banking Corporation 144A	1.90	12-14-12	13,660,000	13,713,452

Total Yankee Corporate Bonds and Notes (Cost $124,692,717)				129,201,507

Other: 0.06%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)			4,891,087	1,320,593

Total Other (Cost $555,622)				1,320,593

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Government Securities Fund	11

Security name	Yield		Shares	Value

Short-Term Investments: 33.53%

Investment Companies: 33.50%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (u)(l)##	0.01%		658,113,088	$658,113,088
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(v)(r)	0.19		77,009,648	77,009,648

				735,122,736

	Interest rate	Maturity date	Principal
U.S. Treasury Securities: 0.03%
U.S. Treasury Bill #(z)	0.07	9-27-12	$700,000	699,962

Total Short-Term Investments (Cost $735,822,693)				735,822,698

Total investments in securities (Cost $2,740,761,712) *	128.34%	2,816,243,502
Other assets and liabilities, net	(28.34)	(621,886,168)

Total net assets	100.00%	$2,194,357,334

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

%%	Security issued on a when-issued (TBA) basis.

¤	Security issued in zero coupon form with no periodic interest payments.

«	All or a portion of this security is on loan.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

##	All or a portion of this security has been segregated for when-issued securities.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $2,746,686,790 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$91,425,873
Gross unrealized depreciation	(21,869,161)

Net unrealized appreciation	$69,556,712

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 98.59%
FDIC Series 2010-S1 Class 1A ± 144A	0.80%	2-25-48	$11,920,086	$11,944,641
Federal Agricultural Mortgage Corporation Series 2000-A Class A ±	2.79	12-15-39	982,309	980,178
FHLMC ±	2.64	5-1-36	7,219,782	7,766,293
FHLMC ±	2.21	8-1-33	3,982,480	4,232,846
FHLMC ±	2.38	12-1-34	8,068,903	8,623,603
FHLMC ±	2.41	5-1-34	4,229,310	4,519,609
FHLMC ±	2.45	6-1-35	5,746,461	6,171,957
FHLMC ±	2.51	7-1-34	1,818,334	1,953,993
FHLMC ±	2.57	8-1-35	403,500	413,830
FHLMC ±	2.73	6-1-32	268,986	273,492
FHLMC ±	2.76	5-1-33	489,285	502,736
FHLMC ±	2.77	6-1-26	2,449,262	2,641,724
FHLMC ±	3.21	6-1-29	2,233,785	2,386,706
FHLMC ±	3.75	6-1-35	3,103,931	3,313,193
FHLMC ±	2.13	1-1-24	72,057	73,445
FHLMC ±	2.19	5-1-28	617,019	650,570
FHLMC ±	2.23	7-1-30	33,061	34,710
FHLMC ±	2.23	1-1-23	73,206	76,326
FHLMC ±	2.23	2-1-35	2,791,886	2,963,055
FHLMC ±	2.24	3-1-20	3,304	3,331
FHLMC ±	2.24	1-1-30	52,480	56,014
FHLMC ±	2.25	1-1-29	30,481	31,224
FHLMC ±	2.26	7-1-19	2,517	2,553
FHLMC ±	2.27	5-1-20	2,026	2,052
FHLMC ±	2.29	5-1-20	1,102	1,123
FHLMC ±	2.29	8-1-34	2,851,567	3,012,458
FHLMC ±	2.31	8-1-36	7,256,591	7,736,808
FHLMC ±	2.31	7-1-24	61,859	64,451
FHLMC ±	2.34	7-1-36	1,339,198	1,426,271
FHLMC ±	2.34	10-1-33	4,065,625	4,318,138
FHLMC ±	2.34	10-1-33	1,090,973	1,160,522
FHLMC ±	2.35	8-1-33	802,669	856,138
FHLMC ±	2.35	10-1-33	71,684	74,410
FHLMC ±	2.35	2-1-34	2,436,228	2,608,903
FHLMC ±	2.35	9-1-35	4,244,079	4,515,996
FHLMC ±	2.35	5-1-32	85,709	86,893
FHLMC ±	2.36	2-1-36	2,093,259	2,238,827
FHLMC ±	2.36	1-1-36	4,955,016	5,276,851
FHLMC ±	2.37	12-1-32	6,129,497	6,527,163
FHLMC ±	2.37	3-1-27	365,046	390,090
FHLMC ±	2.37	4-1-35	2,044,928	2,188,022
FHLMC ±	2.37	5-1-36	2,978,611	3,168,929
FHLMC ±	2.37	8-1-35	8,306,463	8,859,912
FHLMC ±	2.37	4-1-34	7,156,354	7,681,802
FHLMC ±	2.38	12-1-17	48,175	49,955
FHLMC ±	2.38	5-1-18	1,322	1,370
FHLMC ±	2.38	6-1-18	17,181	17,817
FHLMC ±	2.38	9-1-18	3,172	3,285
FHLMC ±	2.38	5-1-19	9,912	10,009
FHLMC ±	2.38	12-1-32	3,651,559	3,899,547
FHLMC ±	2.38	9-1-33	739,401	785,555
FHLMC ±	2.38	2-1-35	5,030,181	5,369,275

2	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.38%	8-1-35	$2,060,093	$2,202,131
FHLMC ±	2.38	2-1-36	3,606,902	3,867,131
FHLMC ±	2.38	3-1-37	8,365,367	8,968,364
FHLMC ±	2.38	9-1-30	907,148	968,498
FHLMC ±	2.39	10-1-35	7,922,890	8,476,828
FHLMC ±	2.39	8-1-27	12,724	12,976
FHLMC ±	2.39	9-1-16	8,862	8,987
FHLMC ±	2.39	11-1-16	152,647	157,993
FHLMC ±	2.39	7-1-18	4,845	4,954
FHLMC ±	2.39	1-1-19	13,180	13,685
FHLMC ±	2.39	2-1-19	17,928	18,618
FHLMC ±	2.39	2-1-35	722,017	747,230
FHLMC ±	2.40	5-1-25	125,455	132,167
FHLMC ±	2.40	11-1-29	222,309	237,661
FHLMC ±	2.40	2-1-35	10,192,449	10,871,107
FHLMC ±	2.40	2-1-34	6,105,702	6,510,705
FHLMC ±	2.41	11-1-36	2,352,424	2,519,502
FHLMC ±	2.41	11-1-27	1,319,517	1,404,939
FHLMC ±	2.41	11-1-29	529,554	561,778
FHLMC ±	2.41	1-1-30	11,410	11,893
FHLMC ±	2.41	1-1-30	22,880	23,748
FHLMC ±	2.41	7-1-30	226,111	235,713
FHLMC ±	2.42	9-1-33	2,480,564	2,644,541
FHLMC ±	2.42	4-1-34	9,407,341	10,051,936
FHLMC ±	2.42	9-1-32	4,602,146	4,929,834
FHLMC ±	2.42	10-1-36	2,938,102	3,135,861
FHLMC ±	2.43	6-1-35	3,443,095	3,668,361
FHLMC ±	2.43	7-1-31	502,828	537,306
FHLMC ±	2.44	1-1-37	4,782,333	5,120,214
FHLMC ±	2.45	10-1-33	4,270,167	4,575,526
FHLMC ±	2.46	9-1-33	1,859,010	1,983,838
FHLMC ±	2.46	9-1-30	18,649,741	19,889,714
FHLMC ±	2.48	7-1-38	5,164,559	5,552,831
FHLMC ±	2.48	1-1-28	52,299	56,210
FHLMC ±	2.48	1-1-28	9,228	9,919
FHLMC ±	2.50	10-1-30	4,298,260	4,629,360
FHLMC ±	2.50	6-1-35	1,667,941	1,779,978
FHLMC ±	2.51	12-1-36	931,888	997,190
FHLMC ±	2.52	3-1-25	169,075	174,172
FHLMC ±	2.52	10-1-30	29,457	30,695
FHLMC ±	2.53	7-1-29	120,238	129,005
FHLMC ±	2.53	11-1-35	1,165,878	1,247,192
FHLMC ±	2.54	12-1-17	18,507	18,784
FHLMC ±	2.54	1-1-35	1,309,355	1,392,141
FHLMC ±	2.54	10-1-24	359,475	384,779
FHLMC ±	2.55	6-1-25	130,415	131,427
FHLMC ±	2.55	6-1-28	564,568	595,527
FHLMC ±	2.55	8-1-29	200,385	204,213
FHLMC ±	2.56	10-1-29	157,458	168,539
FHLMC ±	2.57	4-1-29	364,168	379,367

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.60%	7-1-34	$3,289,265	$3,520,711
FHLMC ±	2.60	2-1-38	4,831,693	5,169,972
FHLMC ±	2.60	10-1-25	165,369	168,067
FHLMC ±	2.60	10-1-25	51,720	52,509
FHLMC ±	2.60	2-1-30	103,002	110,437
FHLMC ±	2.60	6-1-30	159,212	170,751
FHLMC ±	2.60	6-1-30	833,047	893,805
FHLMC ±	2.60	6-1-30	181,188	184,847
FHLMC ±	2.60	7-1-27	1,127,686	1,211,276
FHLMC ±	2.60	7-1-37	1,700,465	1,813,318
FHLMC ±	2.62	10-1-35	6,347,291	6,790,771
FHLMC ±	2.63	11-1-18	22,302	22,589
FHLMC ±	2.64	8-1-18	5,055	5,337
FHLMC ±	2.64	4-1-20	56,680	60,645
FHLMC ±	2.65	11-1-26	477,138	489,222
FHLMC ±	2.66	3-1-18	28,968	29,447
FHLMC ±	2.66	8-1-18	360	362
FHLMC ±	2.68	8-1-30	9,675,391	10,375,165
FHLMC ±	2.70	6-1-24	49,846	53,139
FHLMC ±	2.70	8-1-36	8,312,661	8,899,675
FHLMC ±	2.71	5-1-28	524,320	540,077
FHLMC ±	2.73	6-1-20	179,116	190,513
FHLMC ±	2.75	6-1-33	4,147,152	4,434,240
FHLMC ±	2.75	10-1-35	5,224,980	5,584,335
FHLMC ±	2.76	6-1-20	3,181	3,211
FHLMC ±	2.76	3-1-37	4,984,538	5,339,263
FHLMC ±	2.77	1-1-22	39,182	39,754
FHLMC ±	2.77	6-1-35	3,825,262	4,100,860
FHLMC ±	2.79	4-1-36	5,731,762	6,136,996
FHLMC ±	2.79	2-1-37	1,309,776	1,400,564
FHLMC ±	2.80	9-1-31	305,802	312,345
FHLMC ±	2.81	11-1-32	376,594	393,629
FHLMC ±	2.82	9-1-30	198,508	203,344
FHLMC ±	2.82	11-1-29	376,322	384,313
FHLMC ±	2.83	10-1-36	1,999,268	2,144,376
FHLMC ±	2.86	4-1-35	5,644,644	6,039,494
FHLMC ±	2.87	9-1-35	7,864,303	8,368,531
FHLMC ±	2.87	4-1-35	1,025,220	1,098,071
FHLMC ±	2.88	4-1-35	2,352,666	2,525,987
FHLMC ±	2.90	5-1-23	104,379	105,639
FHLMC ±	2.92	2-1-36	12,249,747	13,141,318
FHLMC ±	2.93	5-1-32	322,416	336,816
FHLMC ±	2.93	7-1-17	47,429	50,554
FHLMC ±	2.94	5-1-35	1,005,018	1,080,530
FHLMC ±	2.96	4-1-35	3,996,892	4,288,448
FHLMC ±	2.99	11-1-35	7,743,269	8,310,991
FHLMC ±	2.99	6-1-19	229,606	232,730
FHLMC ±	3.00	6-1-37	8,199,739	8,839,796
FHLMC ±	3.02	4-1-37	2,297,416	2,476,390
FHLMC ±	3.03	3-1-32	2,442,034	2,619,984

4	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	3.04%	10-1-18	$110,543	$117,137
FHLMC ±	3.04	6-1-22	3,362	3,402
FHLMC ±	3.09	2-1-36	9,255,326	9,951,010
FHLMC ±	3.10	12-1-18	47,595	48,058
FHLMC ±	3.11	6-1-19	155,231	163,374
FHLMC ±	3.12	2-1-27	211,137	219,687
FHLMC ±	3.12	2-1-24	40,960	41,267
FHLMC ±	3.13	10-1-19	40,586	40,756
FHLMC ±	3.13	2-1-18	9,453	9,547
FHLMC ±	3.14	3-1-25	5,782,527	6,131,908
FHLMC ±	3.16	12-1-18	52,840	53,000
FHLMC ±	3.19	8-1-29	349,887	356,938
FHLMC ±	3.23	9-1-16	106,438	108,361
FHLMC ±	3.34	12-1-25	764,603	793,084
FHLMC ±	3.40	4-1-19	36,833	37,032
FHLMC ±	3.43	1-1-26	15,819	15,928
FHLMC ±	3.50	8-1-19	26,601	26,764
FHLMC ±	3.50	7-1-28	110,269	111,649
FHLMC ±	3.64	7-1-18	171,715	173,774
FHLMC ±	3.65	6-1-21	257,615	273,818
FHLMC ±	3.92	1-1-17	1,841	1,885
FHLMC ±	3.96	11-1-26	233,954	244,837
FHLMC ±	4.03	4-1-23	265,008	269,493
FHLMC ±	4.36	5-1-31	270,827	275,987
FHLMC ±	4.40	8-1-29	49,266	50,647
FHLMC ±	4.42	2-1-29	300,210	304,834
FHLMC ±	4.47	10-1-29	12,153	12,262
FHLMC ±	4.49	1-1-19	1,633	1,661
FHLMC ±	4.71	4-1-32	159,458	162,399
FHLMC ±	4.77	2-1-21	55,129	56,057
FHLMC ±	5.50	8-1-24	856,777	918,831
FHLMC ±	5.50	6-1-33	1,021,559	1,098,131
FHLMC ±	5.75	8-1-27	89,115	90,135
FHLMC	6.50	4-1-18	169,620	189,991
FHLMC	7.00	11-1-12	5,917	5,982
FHLMC	7.00	9-1-35	70,465	80,050
FHLMC	7.50	1-1-16	40,175	43,046
FHLMC	7.50	6-1-16	12,753	13,338
FHLMC	8.50	5-1-20	196,697	219,234
FHLMC	8.50	9-1-22	34,163	34,994
FHLMC Series 1671 Class QA ±	2.07	2-15-24	590,190	623,626
FHLMC Series 1686 Class FE ±	2.22	2-15-24	57,056	60,079
FHLMC Series 1730 Class FA ±	0.92	5-15-24	522,481	534,917
FHLMC Series 20 Class F ±	1.14	7-1-29	38,867	39,960
FHLMC Series 2315 Class FW ±	0.79	4-15-27	303,364	305,966
FHLMC Series 2391 Class EF ±	0.74	6-15-31	290,720	292,351
FHLMC Series 2454 Class SL ±(c)	7.76	3-15-32	699,712	157,155
FHLMC Series 2461 Class FI ±	0.74	4-15-28	421,625	424,807
FHLMC Series 2464 Class FE ±	1.24	3-15-32	456,055	465,591
FHLMC Series 2466 Class FV ±	0.79	3-15-32	655,672	661,684

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series T-48 Class 2A ±	3.41%	7-25-33	$4,097,001	$4,242,221
FHLMC Series T-54 Class 4A ±	3.13	2-25-43	2,864,290	2,852,206
FHLMC Series T-55 Class 1A1	6.50	3-25-43	137,932	158,163
FHLMC Series T-66 Class 2A1 ±	2.90	1-25-36	5,765,166	6,085,215
FHLMC Series T-67 Class 1A1C ±	3.09	3-25-36	21,570,999	22,473,627
FHLMC Series T-67 Class 2A1C ±	3.08	3-25-36	20,874,684	22,039,099
FHLMC Series T-75 Class A1 ±	0.28	12-25-36	4,335,014	4,306,858
FNMA ±	1.38	1-1-21	6,495	6,641
FNMA ±	1.38	1-1-21	10,064	10,271
FNMA ±	1.51	6-1-21	117,353	120,332
FNMA ±	1.55	12-1-30	246,053	253,377
FNMA ±	1.58	12-1-20	68,565	69,029
FNMA ±	1.63	7-1-17	2,193	2,207
FNMA ±	1.72	3-1-15	23,125	23,577
FNMA ±	1.75	12-1-16	1,834	1,855
FNMA ±	1.79	4-1-33	1,491,340	1,550,036
FNMA ±	1.83	9-1-32	71,005	71,420
FNMA ±	1.83	7-1-20	20,905	21,145
FNMA ±	1.87	1-1-32	40,724	41,253
FNMA ±	1.88	8-1-32	181,755	189,427
FNMA ±	1.89	5-1-29	469,056	498,651
FNMA ±	1.90	8-1-32	293,684	294,911
FNMA ±	1.96	10-1-17	14,994	15,350
FNMA ±	2.01	8-1-31	82,580	83,763
FNMA ±	2.01	7-1-32	236,016	237,493
FNMA ±	2.02	6-1-32	190,207	192,473
FNMA ±	2.05	12-1-22	19,492	19,779
FNMA ±	2.08	10-1-18	177,607	186,116
FNMA ±	2.08	7-1-35	3,019,659	3,157,675
FNMA ±	2.08	10-1-35	13,778,057	14,431,932
FNMA ±	2.11	1-1-32	494,084	500,867
FNMA ±	2.11	1-1-36	6,891,477	7,238,405
FNMA ±	2.12	8-1-33	4,381	4,443
FNMA ±	2.12	12-1-35	13,654,956	14,309,020
FNMA ±	2.13	2-1-20	22,506	23,575
FNMA ±	2.13	1-1-22	15,524	15,622
FNMA ±	2.13	8-1-31	174,237	177,420
FNMA ±	2.13	12-1-31	32,585	32,898
FNMA ±	2.15	7-1-18	3,736	3,750
FNMA ±	2.15	11-1-27	70,841	75,028
FNMA ±	2.16	6-1-18	2,771	2,865
FNMA ±	2.16	6-1-34	1,719,602	1,827,848
FNMA ±	2.17	8-1-31	156,312	156,962
FNMA ±	2.17	12-1-31	431,320	455,832
FNMA ±	2.17	4-1-30	214,470	227,699
FNMA ±	2.18	9-1-31	443,578	468,647
FNMA ±	2.19	12-1-31	181,697	191,971
FNMA ±	2.19	11-1-17	266,879	283,730
FNMA ±	2.21	8-1-25	58,575	61,588
FNMA ±	2.22	7-1-35	2,716,860	2,832,628

6	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.22%	9-1-32	$10,776,607	$11,447,609
FNMA ±	2.23	7-1-38	2,568,844	2,726,876
FNMA ±	2.23	8-1-33	714,837	736,852
FNMA ±	2.23	4-1-18	646,524	676,102
FNMA ±	2.24	12-1-33	2,538,597	2,706,221
FNMA ±	2.24	4-1-35	5,035,570	5,361,923
FNMA ±	2.24	12-1-25	27,643	27,940
FNMA ±	2.24	8-1-26	126,219	127,390
FNMA ±	2.24	3-1-34	1,175,697	1,250,631
FNMA ±	2.25	3-1-31	66,158	70,702
FNMA ±	2.25	3-1-28	169,971	172,555
FNMA ±	2.25	10-1-25	184,478	193,087
FNMA ±	2.25	1-1-27	50,421	53,320
FNMA ±	2.25	5-1-33	1,838,567	1,958,280
FNMA ±	2.26	7-1-18	709,470	742,587
FNMA ±	2.26	8-1-35	866,499	900,903
FNMA ±	2.26	8-1-36	5,062,683	5,301,536
FNMA ±	2.27	10-1-33	1,198,319	1,265,273
FNMA ±	2.27	10-1-35	1,211,634	1,274,576
FNMA ±	2.28	4-1-34	7,049,971	7,520,050
FNMA ±	2.28	12-1-39	473,374	494,491
FNMA ±	2.29	4-1-28	51,255	51,784
FNMA ±	2.29	1-1-35	4,868,841	5,169,687
FNMA ±	2.30	12-1-24	42,900	45,599
FNMA ±	2.30	1-1-35	866,998	924,617
FNMA ±	2.30	1-1-36	2,180,402	2,326,796
FNMA ±	2.31	2-1-36	2,201,340	2,343,177
FNMA ±	2.31	7-1-38	10,640,285	11,394,196
FNMA ±	2.31	3-1-35	2,613,127	2,784,411
FNMA ±	2.31	10-1-35	6,236,308	6,646,077
FNMA ±	2.31	2-1-33	281,120	299,034
FNMA ±	2.31	7-1-48	8,352,868	8,914,560
FNMA ±	2.32	6-1-23	957	966
FNMA ±	2.32	6-1-31	357,015	382,126
FNMA ±	2.32	2-1-35	11,878,766	12,690,301
FNMA ±	2.32	12-1-40	16,261,817	17,348,524
FNMA ±	2.33	5-1-33	1,121,278	1,199,620
FNMA ±	2.33	2-1-35	8,448,108	9,028,276
FNMA ±	2.33	1-1-40	13,897,015	14,889,795
FNMA ±	2.33	1-1-27	1,198,909	1,284,930
FNMA ±	2.33	1-11-35	4,445,019	4,735,590
FNMA ±	2.34	6-1-35	3,088,000	3,284,730
FNMA ±	2.34	7-1-35	4,451,410	4,759,780
FNMA ±	2.34	7-1-38	5,531,826	5,919,704
FNMA ±	2.34	7-1-38	1,872,312	2,001,100
FNMA ±	2.34	4-1-30	21,450	22,905
FNMA ±	2.34	7-1-30	132,169	134,147
FNMA ±	2.34	9-1-32	152,401	153,698
FNMA ±	2.34	2-1-33	9,909	10,046
FNMA ±	2.34	4-1-33	3,476,140	3,698,723

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.34%	4-1-34	$1,158,635	$1,232,492
FNMA ±	2.34	6-1-37	662,913	705,361
FNMA ±	2.34	6-1-27	131,064	140,459
FNMA ±	2.35	8-1-31	147,687	150,055
FNMA ±	2.35	10-1-34	906,389	972,945
FNMA ±	2.35	7-1-35	3,222,482	3,442,388
FNMA ±	2.35	7-1-25	7,142	7,339
FNMA ±	2.35	6-1-26	134,708	142,377
FNMA ±	2.35	5-1-35	4,915,983	5,248,440
FNMA ±	2.36	4-1-33	1,648,623	1,751,430
FNMA ±	2.36	7-1-28	369	396
FNMA ±	2.36	6-1-34	7,899,653	8,441,358
FNMA ±	2.36	9-1-30	349,573	374,156
FNMA ±	2.36	5-1-42	10,760,710	11,455,886
FNMA ±	2.37	4-1-42	5,383,920	5,662,822
FNMA ±	2.37	6-1-27	4,127	4,397
FNMA ±	2.38	7-1-17	5,130	5,251
FNMA ±	2.38	1-1-18	1,022,269	1,060,529
FNMA ±	2.38	3-1-21	1,489	1,531
FNMA ±	2.38	6-1-25	11,018	11,206
FNMA ±	2.38	3-1-30	53,569	55,628
FNMA ±	2.39	9-1-39	12,102,034	12,969,630
FNMA ±	2.39	3-1-35	8,748,269	9,347,368
FNMA ±	2.39	10-1-17	93,607	96,226
FNMA ±	2.39	1-1-18	112,212	116,201
FNMA ±	2.39	11-1-23	50,916	52,154
FNMA ±	2.40	5-1-32	126,572	134,957
FNMA ±	2.40	7-1-48	11,309,642	12,091,775
FNMA ±	2.40	5-1-18	258,892	262,151
FNMA ±	2.40	4-1-24	93,441	100,112
FNMA ±	2.40	7-1-24	18,917	20,280
FNMA ±	2.40	9-1-26	239,443	243,697
FNMA ±	2.40	1-1-35	1,831,314	1,879,792
FNMA ±	2.41	11-1-24	17,858	18,391
FNMA ±	2.41	12-1-40	9,018,121	9,631,563
FNMA ±	2.41	4-1-19	9,214	9,285
FNMA ±	2.42	12-1-30	93,253	94,525
FNMA ±	2.42	2-1-33	539,738	575,884
FNMA ±	2.42	5-1-34	2,125,794	2,260,997
FNMA ±	2.42	9-1-34	3,543,001	3,769,790
FNMA ±	2.42	10-1-29	285,330	290,375
FNMA ±	2.42	9-1-37	1,608,308	1,717,608
FNMA ±	2.42	4-1-21	123,809	127,544
FNMA ±	2.42	6-1-35	3,736,985	3,965,266
FNMA ±	2.43	2-1-32	3,028,148	3,175,648
FNMA ±	2.43	4-1-36	9,352,196	10,027,454
FNMA ±	2.44	2-1-35	2,902,580	3,101,031
FNMA ±	2.44	5-1-35	3,864,263	4,109,620
FNMA ±	2.44	5-1-25	100,327	107,653
FNMA ±	2.45	4-1-28	612,492	657,896

8	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.45%	6-1-32	$58,490	$58,989
FNMA ±	2.45	4-1-24	40,055	42,300
FNMA ±	2.45	9-1-28	129,028	131,692
FNMA ±	2.45	1-1-28	12,093	12,974
FNMA ±	2.45	8-1-35	2,264,589	2,359,914
FNMA ±	2.46	11-1-24	283,610	303,969
FNMA ±	2.46	12-1-28	94,612	101,660
FNMA ±	2.46	12-1-21	178,422	182,757
FNMA ±	2.47	12-1-17	109,755	111,505
FNMA ±	2.48	12-1-30	1,378,735	1,479,197
FNMA ±	2.48	6-1-27	109,371	117,488
FNMA ±	2.49	11-1-34	4,501,255	4,825,740
FNMA ±	2.49	6-1-30	249,048	267,458
FNMA ±	2.49	5-1-18	11,079	11,115
FNMA ±	2.49	10-1-24	69,174	73,984
FNMA ±	2.49	12-1-24	108,875	115,388
FNMA ±	2.49	1-1-38	1,253,661	1,295,399
FNMA ±	2.49	3-1-33	3,576,577	3,824,882
FNMA ±	2.50	7-1-27	205,764	221,579
FNMA ±	2.50	5-1-17	91,677	94,270
FNMA ±	2.50	8-1-17	1,747	1,757
FNMA ±	2.50	2-1-19	2,826	2,843
FNMA ±	2.50	7-1-27	533,667	574,341
FNMA ±	2.51	1-1-19	5,266	5,296
FNMA ±	2.52	8-1-26	1,405,524	1,503,380
FNMA ±	2.52	9-1-22	906,479	977,717
FNMA ±	2.52	8-1-17	789,886	812,647
FNMA ±	2.52	1-1-32	223,735	240,391
FNMA ±	2.53	6-1-24	68,941	73,960
FNMA ±	2.53	5-1-27	114,840	123,274
FNMA ±	2.54	5-1-36	8,676,850	9,261,611
FNMA ±	2.55	12-1-33	3,585,986	3,804,864
FNMA ±	2.56	12-1-23	14,391	14,504
FNMA ±	2.56	9-1-33	11,712,953	12,529,344
FNMA ±	2.56	7-1-17	218,209	224,801
FNMA ±	2.56	4-1-18	968,850	997,837
FNMA ±	2.56	3-1-35	6,271,714	6,745,221
FNMA ±	2.57	9-1-19	13,652	13,880
FNMA ±	2.57	4-1-18	9,189	9,532
FNMA ±	2.57	8-1-40	1,774,036	1,893,473
FNMA ±	2.57	9-1-36	1,965,424	2,109,008
FNMA ±	2.58	6-1-35	4,819,017	5,139,432
FNMA ±	2.58	5-1-36	1,137,582	1,199,883
FNMA ±	2.58	3-1-27	220,581	222,570
FNMA ±	2.60	1-1-35	3,620,245	3,875,341
FNMA ±	2.60	11-1-20	1,472,635	1,538,836
FNMA ±	2.60	11-1-34	11,903,237	12,667,370
FNMA ±	2.61	7-1-20	324,821	344,360
FNMA ±	2.62	4-1-36	445,371	466,682
FNMA ±	2.63	7-1-17	9,475	9,775

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.63%	1-1-19	$199,810	$207,474
FNMA ±	2.63	10-1-29	722,548	776,458
FNMA ±	2.63	6-1-32	274,049	295,016
FNMA ±	2.64	11-1-24	105,701	107,770
FNMA ±	2.64	2-1-36	8,791,986	9,435,455
FNMA ±	2.65	10-1-24	60,832	61,439
FNMA ±	2.65	4-1-40	439,583	470,030
FNMA ±	2.66	4-1-33	1,135,276	1,217,285
FNMA ±	2.66	5-1-35	4,922,067	5,311,592
FNMA ±	2.68	6-1-32	176,003	180,709
FNMA ±	2.68	6-1-32	390,392	399,609
FNMA ±	2.68	10-1-34	1,047,088	1,120,731
FNMA ±	2.68	11-1-35	5,370,631	5,733,628
FNMA ±	2.69	7-1-35	5,861,315	6,265,515
FNMA ±	2.69	10-1-24	484,540	521,154
FNMA ±	2.69	10-1-18	1,005,584	1,044,555
FNMA ±	2.69	1-1-36	732,723	759,154
FNMA ±	2.69	6-1-40	1,469,100	1,547,273
FNMA ±	2.69	6-1-36	6,618,594	7,070,752
FNMA ±	2.70	5-1-36	4,995,979	5,320,856
FNMA ±	2.70	3-1-32	153,587	164,714
FNMA ±	2.70	1-1-33	4,147,861	4,464,173
FNMA ±	2.71	6-1-17	44,655	44,992
FNMA ±	2.71	5-1-37	7,176,677	7,687,208
FNMA ±	2.72	10-1-25	18,616	19,921
FNMA ±	2.72	4-1-26	10,231	10,395
FNMA ±	2.72	2-1-28	53,980	57,956
FNMA ±	2.73	9-1-33	68,498	72,044
FNMA ±	2.73	9-1-33	77,208	78,137
FNMA ±	2.74	5-1-33	8,955,026	9,567,074
FNMA ±	2.74	4-1-32	48,373	51,571
FNMA ±	2.74	9-1-17	634,106	660,816
FNMA ±	2.74	4-1-34	2,531,367	2,692,824
FNMA ±	2.74	10-1-18	248,971	257,028
FNMA ±	2.75	5-1-32	317,763	322,280
FNMA ±	2.75	5-1-17	73,305	73,989
FNMA ±	2.75	6-1-19	1,409	1,420
FNMA ±	2.75	4-1-35	4,036,654	4,314,439
FNMA ±	2.76	5-1-18	610,573	637,436
FNMA ±	2.76	10-1-33	28,513,746	30,686,388
FNMA ±	2.76	9-1-37	9,998,488	10,765,094
FNMA ±	2.78	5-1-19	2,853	2,895
FNMA ±	2.78	6-1-33	458,646	489,500
FNMA ±	2.78	11-1-34	3,580,593	3,851,270
FNMA ±	2.78	4-1-35	3,994,505	4,283,767
FNMA ±	2.78	12-1-46	2,594,786	2,782,102
FNMA ±	2.79	1-1-36	15,683,133	16,806,309
FNMA ±	2.79	8-1-39	10,713,234	11,451,133
FNMA ±	2.79	11-1-35	21,307,660	22,978,548

10	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.79%	7-1-20	$3,092,186	$3,184,970
FNMA ±	2.79	2-1-35	2,909,497	3,090,067
FNMA ±	2.79	7-1-35	2,370,269	2,548,188
FNMA ±	2.80	8-1-35	5,341,385	5,716,793
FNMA ±	2.81	3-1-33	1,155,268	1,223,428
FNMA ±	2.83	3-1-33	8,793	8,849
FNMA ±	2.83	9-1-35	1,509,016	1,631,253
FNMA ±	2.83	7-1-39	3,803,813	4,125,020
FNMA ±	2.84	12-1-33	4,063,694	4,359,758
FNMA ±	2.85	10-1-28	320,575	344,484
FNMA ±	2.86	4-1-30	50,906	53,815
FNMA ±	2.87	2-1-18	15,475	15,859
FNMA ±	2.88	6-1-16	169,320	177,035
FNMA ±	2.88	7-1-16	28,637	29,925
FNMA ±	2.88	8-1-18	143,122	150,523
FNMA ±	2.88	12-1-28	251,235	264,293
FNMA ±	2.88	1-1-29	35,586	37,430
FNMA ±	2.89	7-1-28	460,823	494,853
FNMA ±	2.90	11-1-17	128,293	131,463
FNMA ±	2.91	11-1-22	102,711	108,437
FNMA ±	2.91	7-1-36	4,769,780	5,141,593
FNMA ±	2.92	1-1-36	220,375	230,164
FNMA ±	2.93	7-1-33	2,255,079	2,422,227
FNMA ±	2.93	1-1-40	1,149,425	1,233,640
FNMA ±	2.94	8-1-35	6,298,259	6,795,126
FNMA ±	2.95	9-1-18	483	511
FNMA ±	2.95	9-1-32	2,252,697	2,448,687
FNMA ±	2.95	9-1-30	1,130,258	1,207,291
FNMA ±	2.96	11-1-18	6,706	6,764
FNMA ±	2.96	9-1-32	200,063	206,179
FNMA ±	2.98	11-1-27	3,855	3,879
FNMA ±	2.98	5-1-28	111,590	116,132
FNMA ±	2.98	4-1-33	799,092	850,825
FNMA ±	2.98	4-1-40	3,972,498	4,282,643
FNMA ±	3.00	8-1-30	272,915	284,149
FNMA ±	3.02	1-1-31	91,567	92,228
FNMA ±	3.05	1-1-25	80,634	81,454
FNMA ±	3.07	3-1-30	186,363	200,276
FNMA ±	3.10	9-1-19	89,965	90,616
FNMA ±	3.11	10-1-24	24,287	26,018
FNMA ±	3.16	1-1-33	182,559	185,733
FNMA ±	3.21	10-1-17	11,201	11,242
FNMA ±	3.22	5-1-17	131,226	140,569
FNMA ±	3.22	9-1-21	153,728	154,613
FNMA ±	3.22	7-1-17	171,214	173,892
FNMA ±	3.22	5-1-28	383,265	398,176
FNMA ±	3.23	11-1-31	93,757	95,037
FNMA ±	3.23	9-1-33	45,412	45,744
FNMA ±	3.23	4-1-34	4,535,620	4,878,677
FNMA ±	3.24	1-1-29	53,960	56,663

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	3.25%	9-1-17	$4,087	$4,145
FNMA ±	3.25	8-1-29	1,327,775	1,422,081
FNMA ±	3.27	11-1-24	190,657	191,390
FNMA ±	3.33	4-1-20	2,610,718	2,762,039
FNMA ±	3.34	11-1-28	376,450	402,829
FNMA ±	3.36	2-1-29	200,701	212,409
FNMA ±	3.36	7-1-28	156,766	162,817
FNMA ±	3.38	6-1-18	50,439	50,819
FNMA ±	3.43	11-1-29	12,529	13,382
FNMA ±	3.44	4-1-24	551,554	591,330
FNMA ±	3.44	7-1-19	4,599	4,801
FNMA ±	3.53	7-1-33	31,243	31,401
FNMA ±	3.54	9-1-33	199,751	201,277
FNMA ±	3.54	1-1-21	1,012,463	1,059,042
FNMA ±	3.55	1-1-33	76,497	77,068
FNMA ±	3.56	2-1-29	3,323,947	3,567,545
FNMA ±	3.58	10-1-17	599,592	614,270
FNMA ±	3.58	10-1-34	777,279	797,262
FNMA ±	3.70	7-1-21	325,581	331,306
FNMA ±	3.73	1-1-17	2,450	2,485
FNMA ±	3.79	5-1-18	1,557	1,594
FNMA ±	3.82	3-1-30	26,450	28,093
FNMA ±	3.82	11-1-31	49,594	49,926
FNMA ±	3.85	9-1-33	65,156	65,347
FNMA ±	3.99	10-1-25	16,610	17,634
FNMA ±	3.99	8-1-31	76,805	81,733
FNMA ±	4.00	3-1-23	9,909	9,992
FNMA ±	4.00	7-1-17	71,394	76,189
FNMA ±	4.02	4-1-34	2,441,087	2,618,425
FNMA ±	4.07	4-1-18	35	36
FNMA ±	4.14	12-1-50	234,826	238,008
FNMA ±	4.15	6-1-34	710,542	753,599
FNMA ±	4.18	12-1-32	238,211	254,021
FNMA ±	4.23	9-1-17	8,006	8,054
FNMA ±	4.26	8-1-17	45,933	47,931
FNMA ±	4.29	2-1-33	106,813	107,534
FNMA ±	4.29	4-1-32	274,898	277,634
FNMA ±	4.31	9-1-28	15,195	15,865
FNMA ±	4.32	6-1-24	82,299	83,000
FNMA ±	4.34	9-1-31	422,405	432,609
FNMA ±	4.41	5-1-34	1,037,372	1,096,306
FNMA ±	4.43	1-1-18	1,423	1,434
FNMA ±	4.44	5-1-17	2,578	2,610
FNMA ±	4.49	4-1-20	22,676	22,950
FNMA ±	4.50	12-1-36	469,775	498,031
FNMA ±	4.57	11-1-31	176,422	177,600
FNMA ±	4.61	2-1-19	606,293	647,933
FNMA ±	4.65	3-1-14	408	409
FNMA ±	4.75	4-1-19	1,258	1,275
FNMA ±	4.81	10-1-18	96	100

12	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	4.85%	6-1-25	$40,470	$41,010
FNMA ±	4.87	1-1-19	937,201	1,004,272
FNMA ±	5.07	4-1-18	507,081	544,656
FNMA ±	5.08	1-1-23	44,655	48,196
FNMA ±	5.13	6-1-19	7,788	7,916
FNMA ±	5.16	6-1-28	69,385	70,030
FNMA ±	5.20	9-1-23	9,832	9,894
FNMA ±	5.34	6-1-28	131,323	142,819
FNMA ±	5.35	11-1-14	3,430	3,478
FNMA ±	5.55	1-1-19	190,108	206,344
FNMA ±	5.81	11-1-19	502	498
FNMA ±	5.85	3-1-14	14,515	15,484
FNMA ±	5.96	5-1-25	1,391	1,411
FNMA ±	5.98	9-1-17	1,031	1,065
FNMA ±	6.00	2-1-17	5,648	5,721
FNMA ±	6.00	1-1-20	25,735	26,646
FNMA ±	6.00	11-1-21	14,148	14,234
FNMA ±	6.25	10-1-21	21,544	21,624
FNMA ±	6.45	6-1-33	179,589	182,907
FNMA ±	6.45	2-1-34	90,577	91,623
FNMA	6.50	8-1-28	318,639	361,163
FNMA	6.50	5-1-31	249,625	286,995
FNMA ±	6.72	3-1-23	7,216	7,245
FNMA	7.00	11-1-14	7,102	7,420
FNMA	7.00	11-1-17	38,740	42,360
FNMA	7.06	11-1-24	59,024	67,166
FNMA	7.06	12-1-24	38,654	43,987
FNMA	7.06	1-1-25	36,967	42,066
FNMA	7.06	3-1-25	73,660	83,821
FNMA	7.06	3-1-25	14,423	16,413
FNMA	7.06	4-1-25	26,106	29,895
FNMA	7.06	1-1-27	67,296	79,908
FNMA	7.50	2-1-16	296,799	318,389
FNMA	7.50	1-1-31	265,790	322,549
FNMA	7.50	1-1-33	422,457	510,771
FNMA	7.50	5-1-33	378,388	459,917
FNMA	7.50	5-1-33	306,829	369,265
FNMA	7.50	6-1-33	300,802	364,928
FNMA	7.50	7-1-33	345,535	424,040
FNMA	7.50	8-1-33	274,164	336,178
FNMA ±	7.75	2-1-24	840	843
FNMA ±	7.75	1-1-26	487	492
FNMA	8.00	12-1-26	172,998	211,108
FNMA	8.00	2-1-30	829	957
FNMA	8.00	3-1-30	967	1,166
FNMA	8.00	2-1-31	13,709	14,122
FNMA	8.00	7-1-31	52,794	54,421
FNMA	8.00	5-1-33	351,144	431,934
FNMA ±	8.38	12-1-24	1,688	1,695
FNMA	8.50	10-1-26	22,051	26,671

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	8.50%	2-1-27	$80,970	$89,915
FNMA	8.50	6-1-30	132,248	153,141
FNMA	8.52	8-1-24	119,943	129,207
FNMA	9.00	5-1-21	1,266	1,282
FNMA	9.00	7-1-30	20,720	20,792
FNMA ±	9.10	10-1-24	1,614	1,620
FNMA	9.50	8-1-21	71,679	81,890
FNMA	9.50	12-1-24	42,776	44,278
FNMA	10.00	1-1-21	39,498	41,385
FNMA	10.50	4-1-19	7,037	7,066
FNMA	11.00	1-1-18	12,783	14,798
FNMA	12.50	7-1-15	5,118	5,146
FNMA Series 1989-74 Class J	9.80	10-25-19	50,889	59,139
FNMA Series 1989-96 Class H	9.00	12-25-19	19,587	22,258
FNMA Series 1992-39 Class FA ±	1.22	3-25-22	364,660	374,044
FNMA Series 1992-45 Class F ±	1.22	4-25-22	68,236	70,130
FNMA Series 1992-87 Class Z	8.00	5-25-22	51,307	59,120
FNMA Series 1993-113 Class FA ±	1.11	7-25-23	289,249	295,922
FNMA Series 1994-14 Class F ±	2.72	10-25-23	620,272	655,278
FNMA Series 1998-T2 Class A5 ±	2.48	1-25-32	1,570,390	1,607,152
FNMA Series 2001-50 Class BA	7.00	10-25-41	420,124	451,093
FNMA Series 2001-63 Class FD ±	0.84	12-18-31	382,906	386,417
FNMA Series 2001-81 Class F ±	0.79	1-25-32	259,986	262,667
FNMA Series 2001-T08 Class A1	7.50	7-25-41	282,644	309,921
FNMA Series 2001-T10 Class A2	7.50	12-25-41	6,686,463	7,918,541
FNMA Series 2001-T12 Class A2	7.50	8-25-41	512,593	602,858
FNMA Series 2001-T12 Class A4 ±	3.30	8-25-41	10,507,004	11,193,243
FNMA Series 2001-W03 Class A ±	7.00	9-25-41	1,415,040	1,640,200
FNMA Series 2002-05 Class FD ±	1.14	2-25-32	623,028	633,024
FNMA Series 2002-66 Class A3 ±	3.02	4-25-42	14,839,312	15,938,348
FNMA Series 2002-D12 Class A5 ±	3.41	10-25-41	3,567,161	3,642,963
FNMA Series 2002-T12 Class A3	7.50	5-25-42	1,804,748	2,154,183
FNMA Series 2002-T19 Class A4 ±	3.28	3-25-42	221,580	231,724
FNMA Series 2002-W1 Class 3A ±	3.17	4-25-42	2,377,785	2,466,453
FNMA Series 2002-W4 Class A6 ±	3.26	5-25-42	3,860,040	4,112,149
FNMA Series 2003-07 Class A2 ±	2.44	5-25-42	1,774,834	1,856,920
FNMA Series 2003-63 Class A8 ±	2.57	1-25-43	2,668,434	2,869,401
FNMA Series 2003-W02 Class 1A3	7.50	7-25-42	617,619	716,014
FNMA Series 2003-W04 Class 5A ±	3.13	10-25-42	2,341,359	2,503,059
FNMA Series 2003-W08 Class 4A ±	3.12	11-25-42	2,827,470	3,006,900
FNMA Series 2003-W10 Class 2A ±	3.18	6-25-43	5,589,642	5,901,439
FNMA Series 2003-W18 Class 2A ±	3.34	6-25-43	20,476,556	21,813,931
FNMA Series 2004-T3 Class 1A3	7.00	2-25-44	1,099,179	1,285,306
FNMA Series 2004-T3 Class 2A ±	3.19	8-25-43	2,725,512	2,764,120
FNMA Series 2004-W1 Class 2A2	7.00	12-25-33	516,535	625,120
FNMA Series 2004-W1 Class 3A ±	3.30	1-25-43	170,116	179,606
FNMA Series 2004-W12 Class 2A ±	3.41	6-25-44	10,120,662	10,808,235
FNMA Series 2004-W15 Class 3A ±	2.75	6-25-44	14,309,713	15,079,306
FNMA Series 2004-W2 Class 5A	7.50	3-25-44	456,100	535,135
FNMA Series 2005-W3 Class 3A ±	2.74	4-25-45	2,621,741	2,641,618

14	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2006-W1 Class 3A ±	2.17%	10-25-45	$14,783,963	$15,608,631
FNMA Series G92-20 Class FB ±	1.22	4-25-22	285,309	289,569
FNMA Series G93-1 Class K	6.68	1-25-23	1,099,153	1,244,059
FNMA Series G93-19 Class FD ±	1.11	4-25-23	1,010,901	1,033,866
GNMA ±	1.63	2-20-17	17,880	18,596
GNMA ±	1.63	3-20-17	26,710	27,780
GNMA ±	1.63	9-20-17	33,651	35,002
GNMA ±	1.63	9-20-17	4,504	4,663
GNMA ±	1.63	8-20-21	30,375	31,451
GNMA ±	1.63	8-20-21	66,837	69,203
GNMA ±	1.63	12-20-21	14,257	14,829
GNMA ±	1.63	1-20-22	177,311	184,415
GNMA ±	1.63	2-20-22	56,102	58,350
GNMA ±	1.63	2-20-22	142,827	148,549
GNMA ±	1.63	2-20-22	8,392	8,728
GNMA ±	1.63	3-20-22	160,259	166,680
GNMA ±	1.63	3-20-22	293,399	305,154
GNMA ±	1.63	7-20-22	16,404	16,985
GNMA ±	1.63	9-20-22	136,459	141,290
GNMA ±	1.63	9-20-22	65,372	67,686
GNMA ±	1.63	9-20-22	14,095	14,593
GNMA ±	1.63	10-20-22	50,024	52,032
GNMA ±	1.63	10-20-22	175,103	182,133
GNMA ±	1.63	11-20-22	107,353	111,663
GNMA ±	1.63	11-20-22	141,040	146,703
GNMA ±	1.63	12-20-22	40,421	42,044
GNMA ±	1.63	12-20-22	521,818	542,769
GNMA ±	1.63	12-20-22	10,265	10,677
GNMA ±	1.63	1-20-23	1,215,351	1,264,045
GNMA ±	1.63	1-20-23	86,672	90,144
GNMA ±	1.63	2-20-23	107,640	111,953
GNMA ±	1.63	2-20-23	62,851	65,369
GNMA ±	1.63	2-20-23	110,341	114,762
GNMA ±	1.63	3-20-23	122,532	127,441
GNMA ±	1.63	7-20-23	7,255	7,511
GNMA ±	1.63	9-20-23	562,869	582,794
GNMA ±	1.63	9-20-23	120,199	124,454
GNMA ±	1.63	9-20-23	470,104	486,746
GNMA ±	1.63	10-20-23	1,174,580	1,221,739
GNMA ±	1.63	11-20-23	854,695	889,011
GNMA ±	1.63	11-20-23	886,463	922,055
GNMA ±	1.63	12-20-23	38,203	39,737
GNMA ±	1.63	12-20-23	149,479	155,481
GNMA ±	1.63	12-20-23	1,201,565	1,249,807
GNMA ±	1.63	7-20-24	111,634	115,586
GNMA ±	1.63	7-20-24	821,416	850,494
GNMA ±	1.63	8-20-24	55,412	57,373
GNMA ±	1.63	11-20-24	129,225	134,413
GNMA ±	1.63	9-20-25	233,604	241,874
GNMA ±	1.63	10-20-25	783,233	814,679

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	1.63%	1-20-26	$836,433	$869,946
GNMA ±	1.63	2-20-26	667,154	693,885
GNMA ±	1.63	10-20-26	140,293	145,925
GNMA ±	1.63	1-20-27	355,677	369,928
GNMA ±	1.63	1-20-27	11,133	11,580
GNMA ±	1.63	8-20-27	25,235	26,129
GNMA ±	1.63	9-20-27	5,138	5,320
GNMA ±	1.63	10-20-27	9,386	9,763
GNMA ±	1.63	1-20-28	9,739	10,130
GNMA ±	1.63	12-20-29	283,694	295,084
GNMA ±	1.63	1-20-30	163,364	169,909
GNMA ±	1.63	10-20-30	211,174	219,652
GNMA ±	1.63	11-20-31	11,699	12,169
GNMA ±	1.63	12-20-31	1,565	1,627
GNMA ±	1.63	11-20-32	730,379	759,703
GNMA ±	1.63	2-20-33	4,710	4,899
GNMA ±	1.63	3-20-33	54,958	57,160
GNMA ±	1.75	5-20-17	52,846	55,056
GNMA ±	1.75	5-20-17	24,099	25,107
GNMA ±	1.75	6-20-17	6,492	6,764
GNMA ±	1.75	6-20-21	93,574	97,487
GNMA ±	1.75	4-20-22	450,818	469,669
GNMA ±	1.75	4-20-22	443,733	462,288
GNMA ±	1.75	5-20-22	54,889	57,184
GNMA ±	1.75	5-20-22	422,549	440,218
GNMA ±	1.75	5-20-22	117,699	122,620
GNMA ±	1.75	6-20-22	34,578	36,024
GNMA ±	1.75	4-20-23	19,441	20,254
GNMA ±	1.75	4-20-23	44,622	46,488
GNMA ±	1.75	5-20-23	15,470	16,117
GNMA ±	1.75	5-20-23	41,548	43,286
GNMA ±	1.75	6-20-23	420,464	438,047
GNMA ±	1.75	6-20-23	190,951	198,936
GNMA ±	1.75	4-20-24	60,309	62,831
GNMA ±	1.75	4-20-24	325,671	339,290
GNMA ±	1.75	5-20-24	280,206	291,923
GNMA ±	1.75	5-20-24	25,474	26,539
GNMA ±	1.75	6-20-24	30,746	32,032
GNMA ±	1.75	6-20-24	43,264	45,073
GNMA ±	1.75	6-20-24	161,089	167,825
GNMA ±	1.75	4-20-25	190,218	198,172
GNMA ±	1.75	5-20-27	32,812	34,184
GNMA ±	1.75	4-20-32	98,661	102,787
GNMA ±	1.75	5-20-32	258,226	269,024
GNMA ±	1.75	6-20-32	635,500	662,074
GNMA ±	2.00	1-20-17	15,094	15,725
GNMA ±	2.00	2-20-17	80,990	84,373
GNMA ±	2.00	3-20-17	13,745	14,319
GNMA ±	2.00	9-20-17	5,096	5,304
GNMA ±	2.00	7-20-18	649	675

16	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	2.00%	8-20-18	$9,694	$10,088
GNMA ±	2.00	1-20-21	27,150	28,284
GNMA ±	2.00	2-20-21	66,443	69,218
GNMA ±	2.00	8-20-21	16,298	16,961
GNMA ±	2.00	10-20-21	336,014	349,980
GNMA ±	2.00	11-20-21	39,650	41,298
GNMA ±	2.00	2-20-22	5,902	6,148
GNMA ±	2.00	3-20-22	50,855	52,980
GNMA ±	2.00	5-20-22	25,765	26,894
GNMA ±	2.00	7-20-22	9,296	9,673
GNMA ±	2.00	12-20-22	84,011	87,503
GNMA ±	2.00	2-20-23	13,331	13,888
GNMA ±	2.00	10-20-24	1,481,645	1,543,232
GNMA ±	2.00	11-20-24	703,660	732,908
GNMA ±	2.00	7-20-25	9,355	9,736
GNMA ±	2.00	9-20-26	141,453	147,203
GNMA ±	2.00	11-20-26	13,227	13,777
GNMA ±	2.00	2-20-27	9,070	9,449
GNMA ±	2.00	7-20-27	3,364	3,501
GNMA ±	2.00	8-20-27	5,108	5,315
GNMA ±	2.00	11-20-27	7,688	8,008
GNMA ±	2.13	1-20-22	5,858	6,112
GNMA ±	2.13	7-20-22	6,401	6,665
GNMA ±	2.13	7-20-22	7,608	7,922
GNMA ±	2.50	7-20-16	16,180	16,882
GNMA ±	2.50	8-20-17	24,565	25,631
GNMA ±	2.50	10-20-17	10,520	10,982
GNMA ±	2.50	11-20-17	28,629	29,886
GNMA ±	2.50	12-20-17	24,230	25,293
GNMA ±	2.50	7-20-18	60,464	63,088
GNMA ±	2.50	8-20-18	35,706	37,256
GNMA ±	2.50	3-20-19	3,730	3,889
GNMA ±	2.50	11-20-20	21,661	22,611
GNMA ±	2.50	12-20-20	16,236	16,948
GNMA ±	2.50	5-20-21	14,234	14,819
GNMA ±	2.50	12-20-21	40,547	42,326
GNMA ±	2.50	7-20-22	12,111	12,637
GNMA ±	2.50	7-20-24	424,536	442,961
GNMA ±	2.50	8-20-24	71,021	74,103
GNMA ±	2.50	10-20-24	686,368	716,499
GNMA ±	2.50	12-20-24	486,802	508,173
GNMA ±	2.50	4-20-25	7,159	7,454
GNMA ±	2.75	10-20-17	63,267	66,277
GNMA ±	3.00	2-20-16	13,516	14,099
GNMA ±	3.00	3-20-16	29,002	30,254
GNMA ±	3.00	4-20-16	21,955	22,899
GNMA ±	3.00	5-20-16	2,102	2,192
GNMA ±	3.00	7-20-17	13,998	14,655
GNMA ±	3.00	8-20-17	138,280	144,771
GNMA ±	3.00	8-20-17	12,163	12,728

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	3.00%	9-20-17	$155,379	$162,673
GNMA ±	3.00	11-20-17	27,374	28,629
GNMA ±	3.00	12-20-17	170,615	178,432
GNMA ±	3.00	1-20-18	51,555	53,780
GNMA ±	3.00	6-20-18	10,216	10,655
GNMA ±	3.00	11-20-18	5,182	5,419
GNMA ±	3.00	12-20-18	1,741	1,820
GNMA ±	3.00	1-20-19	4,044	4,218
GNMA ±	3.00	2-20-19	9,448	9,855
GNMA ±	3.00	3-20-19	16,908	17,638
GNMA ±	3.00	5-20-19	22,316	23,275
GNMA ±	3.00	6-20-19	50,448	52,617
GNMA ±	3.00	8-20-19	20,772	21,747
GNMA ±	3.00	6-20-20	12,037	12,555
GNMA ±	3.00	1-20-21	339	353
GNMA ±	3.00	2-20-21	456	476
GNMA ±	3.50	9-20-17	23,612	24,836
GNMA ±	3.50	10-20-17	366	385
GNMA ±	3.50	11-20-17	68,006	71,563
GNMA ±	3.50	2-20-18	43,833	45,907
GNMA ±	3.50	3-20-18	7,034	7,366
GNMA ±	3.50	4-20-18	7,906	8,300
GNMA ±	3.50	5-20-18	3,002	3,151
GNMA ±	3.50	9-20-18	6,875	7,231
GNMA ±	3.50	2-20-19	40,951	42,889
GNMA ±	3.50	9-20-19	62,990	66,254
GNMA ±	3.50	1-20-20	15,005	15,715
GNMA ±	4.00	1-20-16	216,720	228,274
GNMA ±	4.00	3-20-16	36,570	38,520
GNMA ±	4.00	4-20-16	5,200	5,471
GNMA ±	4.00	5-20-16	861	906
GNMA ±	4.00	11-20-17	31,444	33,042
GNMA ±	4.00	4-20-18	14,471	15,223
GNMA ±	4.00	11-20-18	95,606	100,464
GNMA ±	4.00	1-20-19	118,196	120,484
GNMA ±	4.00	5-20-19	5,612	5,904
GNMA ±	4.50	12-20-17	3,769	4,005
GNMA ±	4.50	6-20-19	4,483	4,760
GNMA ±	5.00	8-20-15	5,074	5,408
GNMA ±	5.00	9-20-15	7,433	7,922
GNMA ±	5.00	10-20-15	7,578	8,073
GNMA	6.45	4-20-25	90,182	100,952
GNMA	6.45	5-20-25	46,704	50,691
GNMA	6.45	9-20-25	54,313	63,307
GNMA	6.50	6-20-34	142,053	163,013
GNMA	6.50	6-20-34	87,827	100,785
GNMA	6.50	8-20-34	1,909,798	2,191,583
GNMA	6.50	8-20-34	94,295	107,834
GNMA	6.50	8-20-34	117,964	135,369
GNMA	6.50	8-20-34	128,647	146,900

18	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	6.75%	2-15-29	$142,978	$170,684
GNMA	7.00	7-20-34	70,670	82,970
GNMA	7.00	7-20-34	124,555	146,234
GNMA	7.25	7-15-17	31,873	35,252
GNMA	7.25	8-15-17	49,762	54,932
GNMA	7.25	8-15-17	25,812	28,413
GNMA	7.25	8-15-17	13,368	14,800
GNMA	7.25	9-15-17	37,488	41,533
GNMA	7.25	10-15-17	70,657	77,960
GNMA	7.25	10-15-17	40,797	44,932
GNMA	7.25	11-15-17	32,575	35,762
GNMA	7.25	1-15-18	11,705	12,926
GNMA	7.25	1-15-18	27,589	30,960
GNMA	7.25	2-15-18	28,155	31,181
GNMA	7.25	5-15-18	14,641	16,011
GNMA	9.00	5-15-16	9,289	9,325
GNMA	9.00	7-15-16	1,340	1,345
GNMA	9.00	8-15-16	12,851	12,902
GNMA	9.00	11-15-16	7,453	7,483
GNMA	9.00	11-15-16	5,919	6,536
GNMA	9.00	11-15-16	7,167	7,194
GNMA	9.00	12-15-16	295	296
GNMA	9.00	2-15-17	8,245	9,246
GNMA	9.00	5-15-17	1,548	1,554
GNMA	9.00	7-15-17	11,538	11,707
GNMA	9.00	3-15-20	5,113	5,366
GNMA	9.00	8-15-21	863	867
GNMA	9.00	7-20-24	1,139	1,177
GNMA	9.00	8-20-24	535	628
GNMA	9.00	9-20-24	2,817	3,490
GNMA	9.00	10-20-24	18,924	22,889
GNMA	9.00	11-20-24	686	760
GNMA	9.00	1-20-25	10,429	12,992
GNMA	9.00	2-20-25	30,491	37,456
GNMA Series 2003-1 Class SW ±(c)	0.60	6-16-31	534,030	174

Total Agency Securities (Cost $1,311,634,669)				1,344,495,952

	Yield		Shares
Short-Term Investments: 2.69%

Investment Companies: 2.68%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		36,550,840	36,550,840

	Interest rate		Principal
U.S. Treasury Securities: 0.01%
U.S. Treasury Bill #(z)	0.07	9-27-12	$200,000	199,989

Total Short-Term Investments (Cost $36,750,828)				36,750,829

Total investments in securities (Cost $1,348,385,497) *	101.28%	1,381,246,781
Other assets and liabilities, net	(1.28)	(17,461,542)

Total net assets	100.00%	$1,363,785,239

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Adjustable Rate Government Fund	19

±	Variable rate investment

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,349,426,746 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$33,805,823
Gross unrealized depreciation	(1,985,788)

Net unrealized appreciation	$31,820,035

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the financial statements of the Wells Fargo Advantage Adjustable Rate Government Fund and the Wells Fargo Advantage Government Securities Fund (the “Funds”) as of August 31, 2012, and for each of the years presented and have issued our unqualified reports thereon dated October 25, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Boards (United States). Our audits included audits of the Funds’ portfolios of investments (the Portfolios) as of August 31, 2012 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

October 25, 2012

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch President

Date:	October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch President

Date:	October 26, 2012

By:	/s/ Nancy Wiser
Nancy Wiser Treasurer

Date:	October 26, 2012